UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2023

Berkshire Grey, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39768	85-2994421
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 South Road
Bedford, Massachusetts	01730
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 833 848-9900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	BGRY	The NASDAQ Stock Market LLC
Redeemable Warrants	BGRYW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Agreement and Plan of Merger

On March 24, 2023, Berkshire Grey, Inc., a Delaware Corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with SoftBank Group Corp., a Japanese kabushiki kaisha (“Parent”), Backgammon Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent (the “Surviving Corporation”).

The Merger is to become effective, upon the terms and subject to the conditions of the Merger Agreement, at the date and time when a certificate of merger (the “Certificate of Merger”) has been duly filed with the Secretary of State of the State of Delaware, or at such later date and time as is agreed upon in writing by the parties and specified in the Certificate of Merger (the “Effective Time”). At the Effective Time, each share of the Class A Common Stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”) and each share of the Class C Common Stock, par value $0.0001, of the Company, which shall at the Effective Time, convert automatically into Class A Common Stock (the “Class C Common Stock” and, together with the Class A Common Stock, the “Company Common Stock”) (other than (i) shares held in the treasury of the Company or owned by Merger Sub, (ii) shares held by stockholders who have perfected their statutory rights of appraisal under Section 262 of the Delaware General Corporation Law, and (iii) restricted shares that have not vested as of the Effective Time) will be converted automatically into and shall thereafter represent only the right to receive $1.40 in cash, without interest (the “Merger Consideration”), subject to applicable withholding taxes. The Merger Agreement was approved unanimously by the board of directors of the Company (the “Board”), and the Board resolved to recommend approval of the Merger Agreement to the Company’s stockholders (the “Company Recommendation”).

The Merger Agreement contains customary representations, warranties and covenants of the Company, Parent and Merger Sub, including, among others, covenants by the Company to conduct its business in the ordinary course of business during the period between execution of the Merger Agreement and consummation of the Merger (the “Closing”) and prohibiting the Company from engaging in certain kinds of activities during such period without the consent of Parent. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract between the respective parties and are subject to representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by a confidential disclosure schedule made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors, security holders, or securities laws. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement also contains customary termination provisions for both the Company and Parent, as described in more detail below.

The Merger is conditioned upon, among other things, the approval of the Merger Agreement by the affirmative vote of holders of at least a majority of all outstanding shares of Company Common Stock, voting together as a single class (the “Stockholder Approval”), at a meeting of the Company’s stockholders held for such purpose (the “Stockholder Meeting”), the expiration of the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, certain other approvals, clearances or expirations of waiting periods under other antitrust laws and foreign investment screening laws, and other customary closing conditions. The Closing is not subject to a financing condition.

The Company is subject to a customary “no-shop” provision whereby, subject to certain exceptions, it is prohibited from (i) entering into discussions concerning, or providing confidential information in connection with, any alternative transaction and (ii) withholding, withdrawing, amending or modifying the Company Recommendation in a manner adverse to Parent. The “no shop” provision allows the Company, under certain circumstances and in compliance with certain obligations set forth in the Merger Agreement, to provide non-public information and engage in discussions and negotiations with respect to an unsolicited acquisition proposal that constitutes or is reasonably expected to lead to an alternative transaction that the Board determines would be more favorable, from a financial point of view, to the Company’s stockholders than the Merger (a “Superior Proposal”). Under certain circumstances and in compliance with certain obligations set forth in the Merger Agreement, the Company is permitted to terminate the Merger Agreement prior to receipt of the Stockholder Approval to accept a Superior Proposal, subject to the payment of a termination fee of $13,658,000 (the “Company Termination Fee”).

The Company is also required to pay the Company Termination Fee (A) if Parent terminates (i) because the Board withdraws or otherwise acts in a manner adverse to the Company Recommendation (an “Adverse Recommendation Change”) or (ii) because the Effective Time has not occurred by December 24, 2023 (or as extended in accordance with the Merger Agreement, the “Outside Date”), or because the Stockholder Approval is not obtained at the Stockholder Meeting, in either case, at a time when the Board has made an Adverse Recommendation Change, or (B) if either party terminates because an acquisition proposal is made or announced after the date of the Merger Agreement and before such termination, the Company does not obtain the Stockholder Approval or the Merger has not occurred by the Outside Date, and within 12 months of the date of such termination, the Company enters into a definitive agreement in respect of such acquisition proposal. In no event would the Company be required to pay a termination fee on more than one occasion.

Immediately prior to the Effective Time:

•

Each vested option to purchase shares of Company Common Stock shall be automatically cancelled and converted into the right to receive an amount of cash equal to the product obtained by multiplying (i) the excess, if any, of the Merger Consideration over the per share exercise price of such option, by (ii) the aggregate number of shares of Company Common Stock that would have been issuable upon exercise of such option immediately prior to the Effective Time.

•

Each unvested option to purchase shares of Company Common Stock shall be automatically cancelled and converted into the contingent right to receive an aggregate amount in cash (each, a “Converted Cash Award”) equal to the product obtained by multiplying (i) the number of shares of Company Common Stock that would have been issuable upon exercise of such option immediately prior to the Effective Time by (ii) the excess, if any, of the Merger Consideration over the per share exercise price of such option.

•	Each restricted share of Company Common Stock that is unvested immediately prior to the Effective Time shall be cancelled and converted into a Converted Cash Award equal to the Merger Consideration.

•

Each vested restricted stock unit award (a “Company RSU Award”) shall be automatically cancelled and converted into the right to receive an amount of cash equal to the Merger Consideration that would be payable in respect of the Company Common Stock issuable upon settlement of such Company RSU Award.

•

Each unvested Company RSU Award shall be automatically cancelled and converted into a Converted Cash Award with respect to an aggregate amount in cash equal to the product obtained by multiplying (i) the number of shares of Company Common Stock subject to such Company RSU Award by (ii) the Merger Consideration.

Each of the Converted Cash Awards assumed and converted as described above shall continue to have, and shall be subject to, the same terms and conditions (including vesting, acceleration of vesting and forfeiture) as applied to the corresponding option, restricted share of Company Common Stock or Company RSU Award, as applicable, immediately prior to the Effective Time.

At the Effective Time, each outstanding warrant to purchase shares of Company Common Stock pursuant to the Warrant Agreement, dated December 7, 2020, by and between Revolution Acceleration Acquisition Corp and Continental Stock Transfer & Trust Company (the “Warrant Agreement”) will, in accordance with its terms, automatically and without any required action on the part of the holder thereof, become a warrant exercisable for the Merger Consideration that such holder would have received if such warrant had been exercised immediately prior to the Effective Time; provided that if a holder of such warrant properly exercises such warrant within thirty (30) days following the public disclosure of the consummation of the Merger, the holder of such warrant will be entitled to the Black-Scholes Warrant Value (as defined in the Warrant Agreement) with respect to such warrant, which would have been equal to approximately $0.38 per warrant as of the close of trading on March 23, 2023.

At the Effective Time, each outstanding warrant to purchase shares of Company Common Stock pursuant to that certain Warrant, dated July 29, 2022, in favor of FCJI, Inc. (the “FedEx Warrant”) shall be subject to Section 12(iii) of the FedEx Warrant, and FCJI, Inc. shall have the right to exercise such warrants in exchange for the exercise price set forth in the FedEx Warrant. Upon such exercise, the holder of the FedEx Warrant shall be eligible to receive cash equal to the Merger Consideration multiplied by the number of shares of Company Common Stock for which such FedEx Warrant was exercisable immediately prior to the Effective Time.

The foregoing description of the terms of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is filed as Exhibit 2.1 and is incorporated herein by reference.

Voting and Support Agreements

In connection with the execution of the Merger Agreement, the Company and Parent entered into voting and support agreements (the “Voting Agreements”) with Thomas Wagner, the Company’s Chief Executive Officer, and three of the Company’s largest stockholders (certain entities related to Vinod Khosla (Khosla Ventures Seed B LP, Khosla Ventures Seed B (CF), LP, Khosla Ventures V, LP) and New Enterprise Associates 15, L.P. (New Enterprise Associates 15, L.P. and NEA Ventures 2016, L.P.) and Canaan X, L.P.) (the “Supporting Stockholders”) under which the Supporting Stockholders agreed, among other things, to vote, or cause to be voted, all of the shares of Company Common Stock beneficially owned by such Supporting Stockholder in favor of (i) the approval of the Merger and certain other related matters and (ii) the adoption of an amendment to the certificate of incorporation of the Company to increase the number of authorized shares of Class A Common Stock to 700,000,000 (the “Charter Amendment Approval”). In addition, pursuant to the Voting Agreements, each of the Supporting Stockholders agreed to (A) not transfer their shares prior to Closing and (B) a customary non-solicitation, whereby each Supporting Stockholder agreed, among other things, to not solicit, initiate, or knowingly facilitate or encourage an alternative transaction. The Voting Agreements will terminate automatically at the earlier to occur of (x) the Effective Time and (y) to the extent the Merger Agreement is validly terminated in accordance with the terms and provisions thereof, such date and time that the Charter Amendment Approval has been adopted and approved by the Company’s stockholders.

The foregoing description of the terms of the Voting Agreements and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the terms and conditions of the Voting Agreements, the form of which is filed as Exhibit 10.1 and is incorporated herein by reference.

Convertible Note Purchase Agreement

Additionally, in connection with the execution of the Merger Agreement, the Company has entered into a convertible note purchase agreement (the “Note Purchase Agreement”) with Backgammon Investment Corp., a Delaware corporation and wholly owned subsidiary of Parent (“BIC”), under which the Company may issue to BIC up to $60 million of convertible senior unsecured notes (the “Notes”) in exchange for up to $60 million of cash, prior to the Closing and subject to certain conditions. The Note Purchase Agreement permits the Company to draw up to $12 million in any 30-day period, if the Company’s cash balance is below $30 million. The Notes will mature on the earlier of (i) six months following the termination of the Merger Agreement and (ii) June 30, 2024, unless earlier repurchased or converted. The conversion rate for the Notes will initially be 714.2857 shares of Class A Common Stock for each $1,000 principal amount of Notes (the “Conversion Rate”), which is equivalent to an initial conversion price of approximately $1.40 per share of Class A Common Stock. The Conversion Rate is subject to adjustment under certain circumstances in accordance with the terms of the Note Purchase Agreement. The Notes will bear interest at a rate of 20.00% per year compounded semi-annually and will be payable in-kind semi-annually by increasing the principal amount of the Notes. In the event of payment defaults on interest or principal when due, the interest rate will be increased to 25.00%.

Holders of the Notes will be permitted to convert the Notes into shares of the Company’s Class A Common Stock in connection with the Closing or at any time after the Merger Agreement has been terminated without consummation of the Merger. In the event of the occurrence of one or more specified change of control transactions (other than in connection with the Merger and the transactions contemplated by the Merger Agreement) (each a “Change of Control Transaction”), each holder of Notes will have the right: (1) to require the Company to repurchase such Notes at a repurchase price of 100% of the principal amount thereof plus accrued and unpaid interest thereon or (2) immediately prior to the consummation of any such Change of Control Transaction, to convert the Notes into shares of Class A Common Stock at then applicable Conversion Rate.

At any time following the termination of the Merger Agreement without the consummation of the Merger, the Company may redeem the Notes for cash, at its option, in whole, but not in part, at a redemption price equal to 100% of the principal amount of the outstanding Notes, plus all accrued but unpaid interest under such Notes to, but excluding the date of redemption.

The Note Purchase Agreement includes certain covenants, including a limitation on the Company’s ability to incur additional secured or unsecured indebtedness, subject to certain exceptions, and a requirement to obtain the Charter Amendment Approval. In addition, the Note Purchase Agreement includes certain customary events of default after which the Notes may be declared immediately due and payable and certain bankruptcy or insolvency events of default after which the Notes would become automatically due and payable. The Note Purchase Agreement also contains certain demand and piggyback registration rights with respect to the shares of Class A Common Stock issuable upon conversion of the Notes.

The Notes may not be transferred without the prior written consent of the Company provided, however, that without the prior written consent of the Company, BIC may (1) transfer the Notes, in whole or in part, to any of its affiliates; provided written notice thereof is promptly given to the Company and the transferee agrees in writing to be bound by the provisions of the Note Purchase Agreement; and (2) to the extent an event of default under the Note Purchase Agreement is continuing, transfer the Notes to any third party, provided that any such transfer is effected in compliance with a valid exemption under all applicable federal, state and other securities laws and written notice thereof is promptly given to the Company and the transferee agrees in writing to be bound by the provisions of the Note Purchase Agreement.

The foregoing description of the terms of the Note Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the terms and conditions of the Note Purchase Agreement, a copy of which is filed as Exhibit 10.2 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the caption “Convertible Note Purchase Agreement” under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

The information set forth under the caption “Convertible Note Purchase Agreement” under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Company’s offer and sale of the Notes to BIC is in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on these exemptions from registration based in part on representations made by BIC in the Note Purchase Agreement. The shares of Class A Common Stock issuable upon conversion of the Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

To the extent that any shares of Class A Common Stock are issued upon conversion of the Notes, they will be issued in transactions anticipated to be exempt from registration under the Securities Act by virtue of Section 3(a)(9) thereof, because no commission or other remuneration is expected to be paid in connection with conversion of the Notes and any resulting issuance of shares of Class A Common Stock.

Item 8.01	Other Events.

On March 24, 2023, the Company issued a press release announcing the entry into the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Important Information and Where to Find It

In connection with the proposed transaction between the Company and Parent, the Company will file relevant materials with the SEC, including a proxy statement, the definitive version of which will be sent or provided to the Company’s stockholders. The Company and affiliates of Parent will jointly file a transaction statement on Schedule 13E-3. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document which the Company may file with the SEC or send to its stockholders in connection with the proposed Merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement (when it is available), the Schedule 13E-3 (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov and the Company’s investor relations website at ir.berkshiregrey.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 29, 2022, and will be included in the Proxy Statement (when available). The Company’s stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of the Company’s directors and executive officers in the transaction, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “will,” “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Forward-looking statements are based on the Company’s current plans and expectations, estimates and projections about the industry and markets in which the Company operates and the Company’s beliefs and assumptions as to the timing and outcome of future events, including the transactions described in this communication. While the Company’s management believes the assumptions underlying the forward-looking statements are reasonable, such information is necessarily subject to uncertainties and may involve certain risks and uncertainties which are, in many instances, difficult to predict and beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (ii) the failure to obtain stockholder approval; (iii) the failure to obtain certain required regulatory approvals to the completion of the proposed Merger or the failure to satisfy any of the other conditions to the completion of the proposed Merger; (iv) the effect of the announcement of the proposed Merger on the ability of the Company to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (v) the response of the Company’s competitors to the proposed Merger; (vi) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed Merger; (vii) the ability to meet expectations regarding the timing and completion of the proposed Merger; (viii) significant costs associated with the proposed Merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed Merger; (ix) potential litigation relating to the proposed Merger; (x) restrictions during the pendency of the proposed Merger that may impact the Company’s ability to pursue certain business opportunities; (xi) the outcome of any legal proceedings that may be instituted against the parties and others following announcement of the merger agreement; (xii) the completion of the convertible note financing and (xiii) the other risks, uncertainties and factors detailed in the Company’s most recent annual and quarterly reports filed with the SEC and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time. As a result of such risks, uncertainties and factors, the Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein.

There can be no assurance that the proposed transaction will in fact be consummated. The Company cautions investors not to unduly rely on any forward-looking statements. The Company is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and the Company does not intend to do so.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated March 24, 2023, by and between Berkshire Grey, Inc., SoftBank Group Corp. and Backgammon Acquisition Corp.

10.1	Form of Voting and Support Agreement.

10.2	Note Purchase Agreement, dated March 24, 2023, by and between Berkshire Grey, Inc. and Backgammon Investment Corp.

99.1	Press release, dated March 24, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	All schedules to the Merger Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Berkshire Grey, Inc.

Date: March 24, 2023	By:	/s/ Mark Fidler
Mark Fidler Chief Financial Officer

Exhibit 2.1

AGREEMENT AND PLAN OF MERGER

by and among

SOFTBANK GROUP CORP.,

BACKGAMMON ACQUISITION CORP.

and

BERKSHIRE GREY, INC.

Dated as of March 24, 2023

-i-

(continued)

-ii-

(continued)

-iii-

(continued)

Exhibit A                         Form of Voting and Support Agreement

-iv-

INDEX OF DEFINED TERMS

Term	section
Acquisition Agreement	5.3(e)
Adverse Recommendation Change	5.3(e)
Agreement	preamble
Amendment Approval	3.2(e)
Balance Sheet Date	3.8
Base Amount	5.5(b)
Book-Entry Shares	2.1(c)(ii)
Certificate of Merger	1.3
Charter Amendment	recitals
Chosen Courts	8.5
Class A Common Stock	recitals
Class C Common Stock	recitals
Closing	1.2
Closing Date	1.2
Company	preamble
Company Assets	3.3(b)
Company Benefit Plans	3.14(a)
Company Board	recitals
Company Board Recommendation	recitals
Company Common Stock	recitals
Company Disclosure Schedule	article III
Company Meeting	5.13(e)
Company Option	2.3(a)
Company Option Cash Out Amount	2.3(a)(i)
Company Owned IP	3.12(a)
Company Property	3.11(a)
Company Registered Intellectual Property	3.12(a)
Company RSU Cash Out Amount	2.3(c)(i)
Company Service Provider	3.12(j)
Company Stockholder Approval	3.2(d)
Company Stockholders	recitals
Compensation Committee	5.13
Confidentiality Agreement	5.2(d)
Contaminants	3.12(g)
Continuing Employee	5.4(b)
Convertible Note Purchase Agreement	recitals
Developed IP	3.12(j)
DGCL	recitals
Dissenting Shares	2.5(a)
Effective Time	1.3
ERISA	3.14(a)
Exchange Act	3.3(a)(ii)
Excluded Shares	2.1(b)

Term	section
Expenses	5.9
Export Approvals	3.20
FedEx Warrant	2.4(b)
GAAP	3.7(a)(ii)
Governmental Authorizations	3.3(a)
Insider	3.19(b)
Joint Communications	5.8
Labor Agreement	3.13(a)(x)
Material Contract	3.13(a)
Merger	recitals
Merger Consideration	2.1(c)(i)
Merger Sub	preamble
Merger Transactions	recitals
Multiemployer Plan	3.14(c)
New Litigation Claim	5.2(c)
Notice Period	5.3(f)(iii)
Outside Date	7.2(a)
Parent	preamble
Parent Assets	4.2(b)
Paying Agent	2.2(a)
Payment Fund	2.2(b)
Privacy and Cybersecurity Requirements	3.24(a)
Proxy Statement	5.13(a)
Purchaser	recitals
Real Property Leases	3.11(a)
Schedule 13E-3	5.13(b)
SEC Clearance Date	5.13(c)
Securities Act	3.6
Special Committee	recitals
Standard In Licenses	3.13(a)(xi)
Standard Out Licenses	3.13(a)(xi)
Surviving Corporation	recitals
Takeover Law	3.25
Termination Fee	7.6(c)
Title IV Plan	3.14(c)
Top Customer	3.22
Top Suppliers	3.23(a)
Transaction Documents	5.3(f)(iv)
Unvested Company RSUs	2.3(c)(ii)
Unvested In-the-Money Option	2.3(a)(ii)
Vested Company RSUs	2.3(c)(i)
Vested In-the-Money Option	2.3(a)(i)
Voting and Support Agreements	recitals

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (the “Agreement”), dated as of March 24, 2023, is by and among SoftBank Group Corp., a Japanese kabushiki kaisha (“Parent”), Backgammon Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Berkshire Grey, Inc., a Delaware corporation (the “Company”).

RECITALS

WHEREAS, the Company, Parent and Merger Sub desire to effect the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation (the “Surviving Corporation”) and a wholly owned Subsidiary of Parent (the “Merger”) on the terms and subject to the conditions set forth in this Agreement and in accordance with the General Corporation Law of the State of Delaware, as amended (the “DGCL”), pursuant to which, except as otherwise provided in Article II, each outstanding share of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”) and each outstanding shares of Class C Common Stock, par value $0.0001, of the Company (the “Class C Common Stock,” and collectively with the Class A Common Stock, the “Company Common Stock”), issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive the Merger Consideration;

WHEREAS, concurrently with the execution of this Agreement, the Company and Backgammon Investment Corp., a Delaware corporation and wholly owned subsidiary of Parent (the “Purchaser”) are entering into that certain Convertible Note Purchase Agreement dated as of the date hereof (as the same may be amended from time to time, the “Convertible Note Purchase Agreement”), pursuant to which the Company may issue and sell, from time to time, to the Purchaser, and Purchaser may purchase from the Company, up to an aggregate initial principal amount of Sixty Million Dollars ($60,000,000.00) of convertible senior unsecured notes;

WHEREAS, the board of directors of the Company (the “Company Board”) (acting upon the unanimous recommendation of a special committee of the Company Board established by the Company Board (the “Special Committee”)) has unanimously (i) determined that the Merger and the other transactions contemplated hereby (collectively, the “Merger Transactions”) and the Convertible Note Purchase Agreement and the transactions contemplated thereby are advisable, fair to and in the best interests of the Company and its stockholders, including the stockholders holding the Unaffiliated Voting Shares (such stockholders, the “Company Stockholders”), (ii) determined it to be advisable, fair to and in the best interests of the Company and the Company Stockholders to amend the certificate of incorporation of the Company as in effect as of the date of this Agreement to increase the number of authorized shares of Company Common Stock from 400,000,000 to 715,000,000 to allow for future issuances of shares under the Note Purchase Agreement and notes issued thereunder (the “Charter Amendment”) (iii) approved, adopted and declared advisable this Agreement, the Voting and Support Agreement, the Merger Transactions, the Note Purchase Agreement and the Charter Amendment, (iv) directed that this Agreement and the Charter Amendment be submitted to the Company Stockholders for adoption, and (iv) recommended that the Company Stockholders adopt this Agreement and the Charter Amendment (such recommendation, the “Company Board Recommendation”);

WHEREAS, the board of directors of Merger Sub has approved, and declared it advisable for Merger Sub to enter into this Agreement and consummate, the Merger Transactions;

WHEREAS, the board of directors of Parent has approved this Agreement and the Merger Transactions, and Parent, in its capacity as the sole stockholder of Merger Sub, has agreed to approve the adoption of this Agreement;

WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with this Agreement and to set forth certain conditions to the Merger Transactions;

WHEREAS, concurrently with the execution of this Agreement, Parent and certain Company Stockholders have executed and delivered voting and support agreements, dated as of the date hereof, substantially in the form attached hereto as Exhibit A (the “Voting and Support Agreements”), pursuant to which, among other things, such Company Stockholders have agreed, subject to the terms thereof, to vote, or cause to be voted, all of the shares of Company Capital Stock beneficially owned by such Company Stockholders in favor of the adoption of this Agreement; and

AGREEMENT

The parties to this Agreement, intending to be legally bound, agree as follows:

ARTICLE I

THE MERGER TRANSACTIONS

1.1       The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time, (a) Merger Sub shall be merged with and into the Company, (b) the separate corporate existence of Merger Sub shall cease and the Company shall continue its corporate existence under the DGCL as the Surviving Corporation and (c) the Surviving Corporation shall become a wholly owned Subsidiary of Parent.

1.2       Closing. The consummation of the Merger (the “Closing”) shall take place at the offices of Morrison & Foerster LLP, 425 Market Street, San Francisco, CA 94105 on or before the third (3rd) Business Day after satisfaction of all of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted by applicable Law and this Agreement, waiver of those conditions at the Closing) (the date on which the Closing occurs, the “Closing Date”). The parties intend that the Closing shall be effected, to the extent practicable, by conference call and the electronic delivery of documents to be held in escrow by outside counsel to the recipient party pending authorization to release at the Closing.

1.3       Effective Time. As soon as practicable on the Closing Date, Parent and the Company shall cause a certificate of merger (the “Certificate of Merger”) to be executed, signed, acknowledged and duly delivered to the Secretary of State of the State of Delaware for filing in such form as is required by the relevant provisions of the DGCL, and shall make all other filings or recordings required by the DGCL in connection with the Merger. The Merger shall become effective upon the date and time of the filing of the Certificate of Merger with the Secretary of State of the State of Delaware or such later date and time as is agreed upon in writing by the parties and specified in the Certificate of Merger (such date and time, the “Effective Time”). From and after the Effective Time, the Surviving Corporation shall possess all the property, rights, privileges, powers and franchises of the Company and Merger Sub, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation, all as provided in the DGCL.

1.4       Effects of the Merger. The Merger shall have the effects set forth in the DGCL, this Agreement and the Certificate of Merger.

1.5       Certificate of Incorporation. At the Effective Time, by virtue of the Merger and without the necessity of further action by the Company or any other Person, the certificate of incorporation of the Surviving Corporation shall be the certificate of incorporation of the Merger Sub as in effect immediately prior to the Effective Time, and such certificate of incorporation shall be the certificate of incorporation of the Surviving Corporation until, subject to Section 5.5, thereafter amended in accordance with its terms and as provided by applicable Law; provided that the name of the Surviving Corporation shall be “Berkshire Grey, Inc.”

1.6       Bylaws. At the Effective Time, by virtue of the Merger and without the necessity of further action by the Company or any other Person, the bylaws of the Surviving Corporation shall be the bylaws of the Merger Sub as in effect immediately prior to the Effective Time, and such bylaws shall be the bylaws of the Surviving Corporation until, subject to Section 5.5, thereafter amended in accordance with their terms and as provided by applicable Law; provided that the name of the Surviving Corporation shall be “Berkshire Grey, Inc.”

1.7       Directors and Officers. At the Effective Time, (i) the directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation and (ii) the officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified in accordance with applicable Law or until their earlier death, resignation or removal. Prior to the Closing, the Company shall use its reasonable best efforts to deliver to Parent a letter executed by each director and officer of the Company and its Subsidiaries, in each case, as requested by Parent, effectuating his or her resignation as an officer and/or member of the Company Board, as applicable, to be effective as of the Effective Time.

ARTICLE II

EFFECT OF THE MERGER ON CAPITAL STOCK

2.1       Conversion of Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holder of any shares of capital stock of Merger Sub or the Company:

(a)       Conversion of Merger Sub Capital Stock. Each share of capital stock of Merger Sub issued and outstanding immediately before the Effective Time shall be converted into and become one fully paid and non-assessable share of common stock, par value $0.0001 per share, of the Surviving Corporation. From and after the Effective Time, all certificates representing shares of capital stock of Merger Sub shall be deemed to represent for all purposes the number of shares of the common stock of the Surviving Corporation into which they were converted in accordance with the immediately preceding sentence.

(b)       Cancellation of Certain Shares. Each share of Company Common Stock owned by the Company as treasury stock or owned by Merger Sub immediately before the Effective Time (collectively, the “Excluded Shares”) shall be canceled automatically and shall cease to exist, and no consideration shall be paid for those Excluded Shares.

(c)       Conversion of Company Common Stock.

(i)       Each share of Company Common Stock issued and outstanding immediately before the Effective Time (other than Excluded Shares, Dissenting Shares and Company Restricted Shares) shall be converted automatically into and shall thereafter represent only the right to receive $1.40 per share (the “Merger Consideration”), without interest and subject to applicable withholding in accordance with Section 2.7, payable upon surrender of such shares in accordance with Section 2.2.

(ii)       All shares of Company Common Stock that have been converted pursuant to Section 2.1(c)(i) shall be canceled automatically and shall cease to exist, and the holders of shares represented by book-entry immediately before the Effective Time (the “Book-Entry Shares”) shall cease to have any rights with respect to those shares, other than the right to receive the Merger Consideration in accordance with Section 2.2.

(d)       Equitable Adjustment. If at any time during the period between the date of this Agreement and the Effective Time, any change in the number of outstanding shares of Company Common Stock shall occur as a result of any stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other similar change with respect to Company Common Stock, then the Merger Consideration shall be equitably adjusted to reflect such change.

2.2       Surrender of Book-Entry Shares.

(a)       Paying Agent. Prior to the Effective Time, Parent and/or Merger Sub shall (i) appoint Continental Stock Transfer & Trust Company to act as the paying agent (or such other nationally recognized paying agent agreed to between Parent and the Company) for the payment of the amounts to be paid pursuant to this Article II (the “Paying Agent”) and (ii) enter into a paying agent agreement with the Paying Agent on terms and conditions that are satisfactory to the Company in its reasonable discretion. Parent shall be responsible for all fees and expenses of the Paying Agent.

(b)       Payment Fund. At or prior to the Effective Time, Parent and/or Merger Sub shall deposit, or cause to be deposited, with the Paying Agent, for the benefit of the holders of Book-Entry Shares, for payment in accordance with this Article II by the Paying Agent, sufficient funds for the payment of the aggregate Merger Consideration (such funds provided to the Paying Agent are referred to as the “Payment Fund”).

(c)       Payment Procedures.

(i)       Letter of Transmittal. As soon as practicable after the Effective Time, Parent shall cause the Paying Agent to deliver (through mail or electronically) the following to each holder of record of a share of Company Common Stock converted pursuant to Section 2.1(c)(i): (A) a letter of transmittal in customary form, specifying that delivery shall be effected upon adherence to the procedures set forth in the letter of transmittal; and (B) instructions for returning such letter of transmittal in exchange for payment of the Merger Consideration.

(ii)       Surrender of Shares. Upon delivery of a duly executed letter of transmittal and any other documents reasonably required by the Paying Agent, the holder of that Book-Entry Share shall be deemed to have surrendered his, her or its Book-Entry Share and entitled to receive, and the Paying Agent shall promptly pay in exchange therefor, the Merger Consideration payable and issuable in respect of the number of shares formerly evidenced by such Book-Entry Share less any required withholding of Taxes. Any Book-Entry Shares so surrendered shall be canceled immediately. No interest shall accrue or be paid on any amount payable upon surrender of Book-Entry Shares.

(iii)       Unregistered Transferees. If any Merger Consideration is to be paid and issued to a Person other than the Person in whose name the surrendered Book-Entry Share is registered, then the Merger Consideration may be paid or issued to such a transferee so long as (A) the surrendered Book-Entry Share shall otherwise be in proper form for transfer and is accompanied by all documents reasonably required by Parent to evidence and effect that transfer and (B) the Person requesting such payment or issuance (x) pays any applicable transfer Taxes or (y) establishes to the reasonable satisfaction of Parent and the Paying Agent that all such transfer Taxes have already been paid or are not applicable.

(iv)       No Other Rights. Until surrendered in accordance with this Section 2.2(c), each Book-Entry Share in respect of shares of Company Common Stock converted into the right to receive Merger Consideration pursuant to Section 2.1(c)(i) shall be deemed, from and after the Effective Time, to represent only the right to receive the Merger Consideration. The Merger Consideration paid upon the surrender of any Book-Entry Share in accordance with the terms of this Article II shall be deemed to have been paid and issued in full satisfaction of all rights pertaining to such Book-Entry Share.

(d)       No Further Transfers. At the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers of the shares of Company Common Stock that were outstanding immediately before the Effective Time.

(e)       No Liability. Notwithstanding any provision of this Agreement to the contrary, none of the parties hereto, the Surviving Corporation or the Paying Agent shall be liable to any Person for Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

(f)       Investment of Payment Fund. The Payment Fund shall be invested by the Paying Agent as directed by Parent or the Surviving Corporation; provided, that such investments shall be (I) in obligations of or guaranteed by the United States of America, (II) in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, (III) in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $5 billion, or (IV) in money market funds having a rating in the highest investment category granted by a recognized credit rating agency at the time of acquisition or a combination of the foregoing and, in any such case, no such instrument shall have a maturity exceeding three (3) months. To the extent that there are losses with respect to such investments, or the Payment Fund diminishes for other reasons below the level required to make prompt payment of the Merger Consideration as contemplated hereby, Parent shall promptly replace or restore the portion of the Payment Fund lost through investments or other events so as to ensure that the Payment Fund is maintained at a level sufficient to make such payments.

(g)       Termination of Payment Fund. Parent is entitled to require the Paying Agent to return to Parent or Parent’s designee any portion of the Payment Fund that remains unclaimed by the holders of Book-Entry Shares on or after the first (1st) year anniversary of the Effective Time. Thereafter, any holder of Book-Entry Shares who has not complied with this Article II shall look only to Parent or the Surviving Corporation, which shall remain responsible for payment and issuance of the applicable Merger Consideration. Any amounts remaining unclaimed by such holders at such time at which such amounts would otherwise escheat to or become property of any Governmental Authority shall become, to the extent permitted by applicable Law, the property of Parent or its designee, free and clear of all claims of interest of any Person previously entitled thereto. Neither the Paying Agent nor the Surviving Corporation shall be liable to any holder of a Company Stock Certificate or Book Entry Share for any amount properly paid to a public official pursuant to any applicable abandoned property or escheat law.

2.3       Company Equity Awards.

(a)       Each option to purchase shares of Company Common Stock (each, a “Company Option”) that has been granted under any Company Stock Plan will, by virtue of the Merger and without any action on the part of the Company, Parent, Merger Sub or the holders thereof, be treated as follows:

(i)       as of the Effective Time, each In-the-Money Company Option that is outstanding, vested and unexercised immediately prior to the Effective Time (any such portion of such Company Option, a “Vested In-the-Money Option”) will be canceled in exchange for payment to the holder of such Vested In-the-Money Option of an amount in cash equal to the amount, if any, by which (A) the Merger Consideration that would be payable in accordance with Section 2.1(c) in respect of the shares of Company Common Stock issuable upon exercise of such In-the-Money Option had such In-the-Money Option been exercised in full prior to the Effective Time exceeds (B) the aggregate exercise price for such In-the-Money Option (such payment to be net of Tax withholdings) (the “Company Option Cash Out Amount”);

(ii)       as of the Effective Time, each In-the-Money Company Option that is outstanding, unvested and unexercised immediately prior to the Effective Time (any such portion of such Company Option, an “Unvested In-the-Money Option”) shall automatically and without any required action on the part of the holder thereof or the Company be canceled and converted into a Converted Cash Award. Such Converted Cash Award shall remain subject to the same vesting terms, termination-related provisions and other conditions that applied to the associated Unvested In-the-Money Option immediately prior to the Effective Time; and

(iii)       all Company Options that are not In-the-Money Options will be canceled at the Effective Time without payment of any consideration therefor.

(b)       At the Effective Time, each restricted share of Company Common Stock that is outstanding and is not vested immediately prior to the Effective Time (“Company Restricted Shares”) shall automatically and without any required action on the part of the holder thereof or the Company be canceled in exchange for payment to the holder of such Restricted Shares of a contingent cash amount equal to the Merger Consideration that would be payable in accordance with Section 2.1(c) in respect of a share of Company Common Stock, subject to the terms and conditions set forth on Section 2.3(b) of the Company Disclosure Schedule.

(c)       Each Company RSU that is outstanding as of the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent, Merger Sub, or the holders thereof, shall be treated as follows:

(i)       as of the Effective Time, each Company RSU that is vested as of immediately prior to the Effective Time (“Vested Company RSUs”) shall be canceled and converted into the right to receive (without interest) an amount in cash equal to the Merger Consideration that would be payable in accordance with Section 2.1(c) in respect of the shares of Company Common Stock issuable upon settlement of the Vested Company RSU had the settlement occurred immediately prior to the Effective Time (such payment to be net of Tax withholdings) (the “Company RSU Cash Out Amount”); and

(ii)       as of the Effective Time, each Company RSU that is not vested as of immediately prior to the Effective Time (“Unvested Company RSUs”) shall be canceled and converted as of the Effective Time into a Converted Cash Award. Such Converted Cash Award shall remain subject to the same time-vesting terms and conditions that applied to the associated Unvested Company RSUs immediately prior to the Effective Time.

(d)       Each Company Option, Company RSU, Company Restricted Share, in each case, whether or not vested, that is outstanding and unsettled immediately prior to the Effective Time, and rights under the Company Stock Plans will terminate as of the Effective Time, and, following the Effective Time, no holder of any Company Option, Company RSU or Company Restricted Share or any other rights under any of the Company Stock Plan will have any right to acquire any equity securities of the Company, its Subsidiaries, or the Surviving Corporation as a result of such holder’s Company Options, Company RSUs or other rights under any of the Company Stock Plans.

(e)       Payment of the applicable portion of the Merger Consideration for each Vested In-the-Money Option and each Vested Company RSU will be made as follows: No later than ten Business Days after the Closing Date, Parent shall, or shall cause the Surviving Corporation to, deliver to the holder of any Vested In-the-Money Option the applicable portion of the Company Option Cash Out Amount or the Company RSU Cash Out Amount, as applicable, net of Tax withholdings. To the extent that such Taxes are so deducted or withheld and paid over to the appropriate Taxing Authority, the amounts thereof will be treated for all purposes hereunder as having been paid to the Person to whom such amounts would otherwise have been paid.

(f)       Prior to the Effective Time, the Company shall take all actions necessary to effect the treatment of Company Options, Company RSUs and Company Restricted Shares as provided for under this Section 2.3 under the Company Stock Plans, under all Contracts governing the terms of all Company Options, Company RSUs and Company Restricted Shares and under any other applicable plan or arrangement to which the Company is a party or by which the Company may be bound with respect to such Company Options, Company RSUs or Company Restricted Shares, including (A) giving any required notice and obtaining any required consent contemplated thereby and (B) at the request of Parent, sending to any holders of Company Options, Company RSUs or Company Restricted Shares notices drafted by Parent (and subject to reasonable review and approval by the Company, which approval will not be unreasonably withheld, conditioned or delayed) with respect to the treatment of such instruments under this Agreement. The Company shall not send or otherwise make available any notices to any holders of Company Options, Company RSUs or Company Restricted Shares, or solicit any consents or other approvals from the holders of any Company Options, Company RSUs or Company Restricted Shares unless and until Parent has reviewed and approved all such notices and related documentation (including any email messages and notifications) to be sent or made available to such holders (which approval may not be unreasonably withheld or delayed).

2.4       Company Warrants. Each outstanding warrant to purchase shares of Company Common Stock will, by virtue of the Merger and without any action on the part of the Company, Parent, Merger Sub or the holders thereof, be treated as follows:

(a)       At the Effective Time, each outstanding Common Stock Warrant that is outstanding and unexercised as of immediately prior to the Effective Time shall, in accordance with its terms, automatically and without any required action on the part of the holder thereof or any other Person, cease to represent a Common Stock Warrant exercisable for Class A Common Stock and shall become a Common Stock Warrant exercisable for the Merger Consideration, that such holder would have received if such Common Stock Warrant had been exercised immediately prior to the Effective Time; provided that if a holder of a Common Stock Warrant that is outstanding and unexercised as of immediately prior to the Effective Time properly exercises such Common Stock Warrant within thirty (30) days following the public disclosure of the consummation of the Merger, the Warrant Price (as defined in the Warrant Agreement) with respect to such exercise shall be treated in accordance with the terms Section 4.5 of the Warrant Agreement.

(b)       Each outstanding warrant pursuant to that certain Warrant, dated July 29, 2022, in favor of FCJI, Inc. (the “FedEx Warrant”) shall be subject to Section 12(iii) of the FedEx Warrant and FCJI, Inc. shall have the right to exercise such warrants in exchange for the exercise price set forth in the FedEx Warrant. Upon such exercise, to the holder of the FedEx Warrant shall be eligible to receive cash equal to the Merger Consideration multiplied by the number of shares of Company Common Stock for which such FedEx Warrant was exercisable immediately prior to the Effective Time.

2.5       Dissenting Shares.

(a)       Notwithstanding any provision of this Agreement to the contrary (but subject to the other provisions of this Section 2.5), any shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time and for which the holder thereof is entitled to demand and properly demands the appraisal of such shares in accordance with, and complies in all respects with, Section 262 of the DGCL (collectively, the “Dissenting Shares”), shall not be converted into the right to receive the Merger Consideration in accordance with Section 2.1(c). At the Effective Time, (i) all Dissenting Shares shall be canceled and cease to exist and (ii) the holders of Dissenting Shares shall be entitled only to such rights as may be granted to them under Section 262 of the DGCL.

(b)       Notwithstanding the provisions of Section 2.5(a), if any holder of Dissenting Shares effectively withdraws or loses such appraisal rights (through failure to perfect such appraisal rights or otherwise), then that holder’s shares (i) shall be deemed no longer to be Dissenting Shares and (ii) shall be treated as if they had been converted automatically at the Effective Time into the right to receive the Merger Consideration upon adherence to the procedures set forth in Section 2.2(c).

(c)       The Company shall give Parent (i) prompt written notice of any demands for appraisal of any shares of Company Common Stock, the withdrawals of such demands and any other instrument served on the Company under the DGCL relating to stockholders’ appraisal rights and (ii) the opportunity to participate in and direct all negotiations and proceedings with respect to such demands for appraisal. The Company shall not make any payment with respect to any demands for appraisal or offer to settle or settle any such demands for appraisal without the written consent of Parent.

2.6       Further Action. The parties agree to take all necessary action to cause the Merger to become effective in accordance with this Article II. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full right, title and possession of and to all rights and property of Merger Sub and the Company, the officers and directors of the Surviving Corporation and Parent shall be fully authorized (in the name of Merger Sub, in the name of the Company and otherwise) to take such action.

2.7       Withholding. Notwithstanding any other provision of this Agreement, Parent, Merger Sub, the Company and the Paying Agent, as applicable, shall be entitled to deduct and withhold (or cause to be deducted and withheld) from any amount payable pursuant to this Agreement such Taxes that are required to be deducted and withheld from such amounts under the Code or any other applicable Law (as reasonably determined by Parent, Merger Sub, the Company, or the Paying Agent, respectively), provided, that Parent shall reasonably cooperate with the Company to reduce or eliminate any applicable withholding. To the extent that any amounts are so deducted and withheld, such deducted and withheld amounts shall be (a) timely remitted to the appropriate Governmental Authority and (b) treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (x) as set forth in in the confidential disclosure letter delivered by the Company to Parent and Merger Sub as of the date of this Agreement (the “Company Disclosure Schedule”) (it being acknowledged and agreed that any disclosure or exception set forth in any Section or subsection of the Company Disclosure Schedule shall be deemed to apply to any other Section or subsection of the Company Disclosure Schedule to the extent that the relevance of such disclosure or exception to such other Section or subsection is reasonably apparent on the face of such disclosure), or (y) as disclosed in the Company SEC Reports filed with or furnished to the SEC prior to the date of this Agreement (other than information that is contained (i) solely in the “risk factors” sections of such Company SEC Reports or (ii) in any “forward-looking statements” disclaimer in such Company SEC Reports), the Company represents and warrants to each of Parent and Merger Sub as follows:

3.1       Organization and Good Standing. Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted. The Company is duly qualified or authorized to do business as a foreign corporation and is in good standing under the Laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to so qualify, individually or in the aggregate, has not and would not reasonably be expected to have a Company Material Adverse Effect.

3.2       Corporate Authorization.

(a)       The Company has all necessary corporate power and authority to enter into this Agreement and, assuming the receipt of the Company Stockholder Approval, to perform its obligations hereunder to consummate the Merger Transactions and adopt the Charter Amendment. The Company Board (acting upon the unanimous recommendation of the Special Committee) at a meeting duly called and held has unanimously: (i) determined that the Merger Transactions and the Convertible Note Purchase Agreement and the transactions contemplated thereby are advisable, fair to and in the best interests of the Company and the Company Stockholders, including the stockholders holding the Unaffiliated Voting Shares; (ii) determined it to be advisable, fair to and in the best interests of the Company and the Company Stockholders to adopt the Charter Amendment to allow for future issuances of shares under the Note Purchase Agreement and notes issued thereunder; (iii) approved, adopted and declared advisable this Agreement, the Voting and Support Agreements, the Merger Transactions, the Note Purchase Agreement and the Charter Amendment; (iv) directed that this Agreement and the Charter Amendment be submitted to the Company Stockholders for adoption; (v) made the Company Board Recommendation; and (vi) to the extent necessary, having the effect of causing the Merger, this Agreement and the Merger Transactions not to be subject to any state Takeover Law or similar Law that might otherwise apply to the Merger or any of the other Merger Transactions, in each case, on the terms and subject to the conditions of this Agreement. None of the foregoing actions by the Company Board have been rescinded or modified in any way (unless effected in accordance with the terms of Section 5.3(c)).

(b)       The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Merger Transactions have been duly and validly authorized by all necessary corporate action on the part of the Company, subject to receipt of the Company Stockholder Approval, and no other corporate proceedings on the part of the Company and no other stockholder votes are necessary to authorize this Agreement or the consummation by the Company of the Merger Transactions. The Company has made available to Parent a true and correct copy of the Company Organizational Documents and such documents are in full force and effect. The Company is not in violation of any of the provisions of its Company Organizational Documents.

(c)       Assuming due authorization, execution and delivery hereof by the other parties hereto, this Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to (i) any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws of general applicability affecting or relating to creditors’ rights generally and (ii) general principles of equity, whether considered in a proceeding at law or in equity.

(d)       The only vote of holders of any class or series of shares of Company Capital Stock or other equity interests of the Company necessary to adopt this Agreement is the adoption of this Agreement by the holders of a majority of the shares of Company Common

Stock that are outstanding and entitled to vote thereon at the Company Meeting voting together as a single class (the “Company Stockholder Approval”). No other vote of the holders of shares of Company Capital Stock or any other equity interests of the Company is necessary to consummate the Merger Transactions.

(e)       The only vote of holders of any class or series of shares of Company Capital Stock or other equity interests of the Company necessary to adopt the Charter Amendment is the adoption of the Charter Amendment by the holders of a majority of the shares of Company Common Stock that are outstanding and entitled to vote thereon at the Company Meeting voting together as a single class (the “Amendment Approval”). No other vote of the holders of shares of Company Capital Stock or any other equity interests of the Company is necessary to adopt the Charter Amendment.

3.3       Governmental Authorizations; Non-Contravention.

(a)       Assuming that the representations and warranties of Parent and Merger Sub contained in Section 4.2 are true and correct, and assuming that the Company Stockholder Approval is obtained, the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Merger Transactions do not and will not require any consent, approval or other authorization of, or filing with or notification to (collectively, “Governmental Authorizations”), any Governmental Authority, other than:

(i)       the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and of appropriate documents with the relevant authorities of other jurisdictions in which the Company or any of its Subsidiaries is qualified to do business;

(ii)       any filings and reports that may be required in connection with this Agreement and the Merger Transactions either (A) with the SEC under the Securities Exchange Act of 1934 (the “Exchange Act”) or (B) under state securities Laws or “blue sky” Laws;

(iii)       the filings with the Specified Antitrust Authorities;

(iv)       the ICA Clearance; and

(v)       where the failure to obtain such Governmental Authorizations would not, individually or in the aggregate, reasonably expected to be material to the Company and its Subsidiaries, taken as a whole.

(b)       Subject to the receipts of the consents, approvals, authorizations and other requirements set forth in Section 3.3(a), the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Merger Transactions do not and will not (i) violate or conflict with any provision of, or result in the breach of, or default under the Company Organizational Documents, (ii) contravene or conflict with, or result in any violation or breach of, any Law applicable to the Company or any of its Subsidiaries or by which any assets of the Company or any of its Subsidiaries (“Company Assets”) are bound or (iii) result in any violation or breach of, or constitute a default under, or entitle any party to terminate, accelerate or adversely modify, or result in the creation of any Lien under (in each case with or without notice or lapse of time or both), any Material Contract to which the

Company or any of its Subsidiaries is a party or by which any Company Assets are bound, other than in the case of clause (ii) of this Section 3.3(b), as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

3.4       Capitalization.

(a)       The authorized capital stock of the Company consists solely of 385,000,000 shares of Class A Common Stock, 15,000,000 shares of Class C Common Stock and 10,000,000 shares of Company Preferred Stock. As of the close of business on March 21, 2023, (i) 236,710,136 shares of Class A Common Stock were issued and outstanding, which amount includes 2,918,102 Company Restricted Shares, (ii) 5,750,000 shares of Class C Common Stock were issued and outstanding, (iii) no shares of Company Common Stock were held in treasury by the Company, (iv) 21,348,815 shares of Company Common Stock were subject to outstanding Company Options, (v) 13,307,496 shares of Company Common Stock were issuable upon vesting of outstanding Company RSUs, (vi) no shares of Company Common Stock that are issued and outstanding and were issued in connection with the exercise of a Company Option (to the extent that such underlying Company Option (or share of Company Common Stock) is not vested as of the date hereof) and Section 3.4(a) of the Company Disclosure Schedule sets forth the names of the holders of such shares of Company Common Stock and the option agreements pursuant to which such early exercise was effected; (vii) 14,749,960 shares of Company Common Stock are issuable upon full exercise of the Private Placement Warrants and the Public Warrants, (viii) 25,250,616 shares of Company Common Stock are issuable upon full exercise of the FedEx Warrants, and (ix) no shares of Company Preferred Stock were issued and outstanding. As of the close of business on March 21, 2023, the Company has reserved 51,986,533 shares of Company Common Stock for issuance pursuant to the Company Stock Plans. The foregoing represents all of the issued and outstanding shares of Company Capital Stock as of the date of this Agreement. All of the issued and outstanding shares of Company Capital Stock are Book Entry Shares and there are no, and the Company has never issued, certificated shares of Company Capital Stock.

(b)       The Company has previously provided Parent with a true and complete list, as of the date hereof, of each outstanding Company Option, Company RSU, Company Restricted Share and share of Company Common Stock that are issued and outstanding and were issued in connection with the exercise of a Company Option (to the extent that such underlying Company Option (or share of Company Common Stock) is not vested as of the date hereof), the holder thereof and, with respect to each Company Option, the exercise price and expiration date thereof. All shares subject to issuance under the Company Stock Plans, upon issuance prior to the Effective Time on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights.

(c)       All of the issued and outstanding shares of capital stock of the Company (w) have been duly authorized and validly issued and are fully paid and non-assessable, (x) have been offered, sold and issued in compliance with applicable Law, including federal and state securities Laws, and all requirements set forth in (A) the Company Organizational Documents and (B) any other applicable Contracts governing the issuance of such securities, (y) are not subject to, nor have they been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of any applicable Law, the Company Organizational Documents or any Contract to which the Company is a party or otherwise bound and (z) are free and clear of any Liens.

(d)       There are no outstanding obligations of the Company or any of its Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of Company Capital Stock or capital stock of any Subsidiary of the Company or any other equity securities of the Company or any of its Subsidiaries or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase shares of Company Capital Stock or other equity securities of the Company or any of its Subsidiaries or (ii) to provide any funds to or make any investment (including in respect of any unsatisfied subscription obligation or capital contribution or capital account funding obligation) in (A) any Subsidiary of the Company that is not wholly owned by the Company or (B) any other Person.

(e)       The Company is not a party to any stockholder agreements, investors’ rights agreements, voting agreements, voting trusts, right of first refusal and co-sale agreements, management rights agreements or other similar Contract with respect to the voting, registration, redemption, sale, transfer or other disposition of Company Capital Stock or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase shares of Company Common Stock or other equity securities of the Company. There are no bonds, debentures or notes or other obligations issued by the Company or any of its Subsidiaries that entitle the holder thereof to vote together with stockholders of the Company on any matters.

(f)       Except as set forth on Section 3.4(f) of the Company Disclosure Schedule, the Company has not granted any outstanding subscriptions, options, stock appreciation rights, warrants, rights or other securities (including debt securities) convertible into or exchangeable or exercisable for capital stock of the Company, any other commitments, calls, conversion rights, rights of exchange or privilege (whether pre-emptive, contractual or by matter of Law), plans or other agreements of any character providing for the issuance of additional capital stock, the sale of capital stock, or for the repurchase or redemption of capital stock of the Company or the value of which is determined by reference to capital stock of the Company, and there are no voting trusts, proxies or agreements of any kind which may obligate the Company to issue, purchase, register for sale, redeem or otherwise acquire any capital stock of the Company.

3.5       Subsidiaries. Section 3.5 of the Company Disclosure Schedule sets forth, as of the date of this Agreement, a true, correct and complete list of each Subsidiary of the Company and its jurisdiction of incorporation or formation. Each of the Subsidiaries of the Company is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as now conducted. Each Subsidiary of the Company is duly qualified or authorized to do business as a foreign corporation, limited liability company or other legal entity and is in good standing under the Laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to so qualify, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. No

Subsidiary is in violation of any of the provisions of its Company Organizational Documents. Each of the Subsidiaries of the Company is wholly owned by the Company, directly or indirectly, as set forth in Section 3.5 of the Company Disclosure Schedule. Except for the capital stock of, or other equity or voting interests in, its Subsidiaries, the Company does not own, directly or indirectly, any equity, membership interest, partnership interest, joint venture interest, or other equity or voting interest in any Person, or any interest convertible into, exercisable or exchangeable for any of the foregoing.

3.6       SEC Reports. The Company has timely filed with the SEC all Company SEC Reports required to have been filed on or after December 10, 2020. As of their respective effective dates (in the case of Company SEC Reports that are registration statements filed pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”)) and as of their respective filing dates (in the case of all other Company SEC Reports), and except to the extent corrected by subsequent Company SEC Reports filed prior to the date hereof, each Company SEC Report (a) complied as to form in all material respects with the requirements of the Exchange Act and the Securities Act, as the case may be, applicable to such Company SEC Report, (b) was prepared in all material respects in accordance with the applicable requirements of the Securities Act, the Exchange Act and other applicable Law and (c) did not, as of such respective dates, or if amended or restated prior to the date hereof, at the time of such later amendment or restatement, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which such statements were made, not misleading. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the Company SEC Reports. No Subsidiary of the Company is subject to the periodic reporting requirements of the Exchange Act or is otherwise required to file any periodic forms, reports, schedules, statements or other documents with the SEC.

3.7       Financial Statements.

(a)       The consolidated financial statements of the Company included in the Company SEC Reports filed on or after December 10, 2020:

(i)       as of their respective filing dates, complied as to form in all material respects with applicable accounting requirements and the rules and regulations of the SEC;

(ii)       were prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except as may be indicated in the notes to those financial statements, as permitted by Regulation S-X or, in the case of unaudited statements, as permitted by Form 10-Q under the Exchange Act, and except that the unaudited statements may not contain certain footnotes and are subject to normal, recurring audit adjustments); and

(iii)       fairly presented (except as may be indicated in the notes thereto and subject in the case of unaudited statements to normal, recurring audit adjustments) in all material respects the consolidated financial position of the Company and its consolidated

Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended.

(b)       The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act). Such disclosure controls and procedures are designed to ensure that information relating to the Company, including its Subsidiaries, required to be disclosed in the Company’s periodic and current reports under the Exchange Act, is made known to the Company’s chief executive officer and its chief financial officer by others within those entities to allow timely decisions regarding required disclosures as required under the Exchange Act. The chief executive officer and chief financial officer of the Company have evaluated the effectiveness of the Company’s disclosure controls and procedures and, to the extent required by applicable Law, presented in any applicable Company SEC Report that is a report on Form 10-K or Form 10-Q, or any amendment thereto, its conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by such report or amendment based on such evaluation.

(c)       The Company and its Subsidiaries have established and maintain a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) which is effective in providing reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of the Company’s financial statements for external purposes in accordance with GAAP. The Company has disclosed, based on its most recent evaluation of the Company’s internal control over financial reporting prior to the date hereof, to the Company’s auditors and audit committee (i) any significant deficiencies and material weaknesses in the design or operation of the Company’s internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. A true, correct and complete summary of any such disclosures made by management to the Company’s auditors and audit committee is set forth in Section 3.7(c) of the Company Disclosure Schedule.

(d)       Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Company and any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any “off balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act)), where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the Company’s or such Subsidiary’s published financial statements or other Company SEC Reports.

(e)       The Company is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of Nasdaq. Since December 10, 2020, neither the Company nor any of the Subsidiaries of the Company has made any prohibited loans to any executive officer of the Company (as defined in Rule 3b-7 under the Exchange Act) or director of the Company. There are no outstanding loans or other extensions of credit made by the Company or any of the Subsidiaries of the Company to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Company.

(f)       Since December 10, 2020, none of the Company nor, to the Knowledge of the Company, any director, officer, auditor or accountant of the Company has received any written material complaint, allegation, assertion or claim that the Company or its Subsidiaries have engaged in illegal or fraudulent accounting or auditing practices. Since December 10, 2020, to the Knowledge of the Company, no attorney representing the Company, whether or not employed by the Company, has reported to the Company Board or any committee thereof or to any director or officer of the Company any evidence of a material violation of United States federal securities Laws and the rules and regulations of the SEC promulgated thereunder, by the Company or any of its officers or directors. There are no SEC inquiries or investigations or other inquiries or investigations by a Governmental Authority pending or, to the Knowledge of the Company, threatened, in each case regarding any accounting practices of the Company or any of its Subsidiaries or any malfeasance by any executive officer of the Company.

3.8       No Undisclosed Liabilities. There are no Liabilities of the Company or any of its Subsidiaries, other than (a) Liabilities disclosed or reserved against in the most recent audited consolidated balance sheet of the Company (the “Balance Sheet Date”) included in the Company’s Annual Report on Form 10-K filed by the Company with the SEC on March 29, 2022 (without giving effect to any amendment thereto), (b) Liabilities incurred since the Balance Sheet Date in the Ordinary Course of Business, (c) Liabilities to perform under Contracts entered into by the Company and its Subsidiaries, (d) Liabilities that have not had, and that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and (e) Liabilities expressly required by this Agreement.

3.9       Absence of Certain Changes. Except as otherwise contemplated, required or permitted by this Agreement, since the Balance Sheet Date through the date of this Agreement, (a) the Company has conducted its business, in all material respects, in the Ordinary Course of Business (other than in connection with modifications suspensions and/or alterations of operations in response or otherwise related to COVID-19 Measures), (b) neither the Company nor any of its Subsidiaries has taken any action that, if taken after the date hereof, would constitute a breach of, or require the consent of Parent under Section 5.1 and (c) since and through such dates, there has not been any Company Material Adverse Effect or any change, event, development, condition of occurrence that, individually or in the aggregate would reasonably be expected to have a Company Material Adverse Effect.

3.10     Taxes.

(a)       All income and all other material Tax Returns required to be filed by or with respect to the Company or any of its Subsidiaries have been timely filed (taking into account any applicable extensions), and all Taxes due and payable (whether or not shown on any Tax Return) have been timely paid, other than Taxes being contested in good faith and for which adequate reserves have been established in accordance with GAAP.

(b)       The unpaid Taxes of the Company and its Subsidiaries did not, as of the month covered by the most recent balance sheet included as part of the financial statements, exceed the reserve for Tax liabilities (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) as set forth on the face of such balance sheet (and not in the notes thereto), and do not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company and its Subsidiaries in filing their Tax Returns.

(c)       The Company and each of its Subsidiaries have withheld from amounts owing to any employee, creditor or other Person all Taxes required by Law to be withheld, paid over to the proper Governmental Authority in a timely manner all such withheld amounts required to have been so paid over and complied in all material respects with all applicable withholding and related reporting requirements with respect to such Taxes.

(d)       There are no Liens for Taxes (other than Permitted Liens) upon the property or assets of the Company or any of its Subsidiaries

(e)       Section 3.10(e) of the Company Disclosure Schedule lists, as of the date of this Agreement, all income and franchise Tax Returns (federal, state, local and foreign) that currently are the subject of audit or examination by any Taxing Authority. The Company has made available to Parent complete copies of (i) all income, franchise and other material Tax Returns of the Company and its Subsidiaries for taxable periods ended within the past six years and (ii) any audit report issued by a Taxing Authority relating to any Taxes due from or with respect to the Company and its Subsidiaries.

(f)       No written claim has been made by any Governmental Authority where the Company or any of its Subsidiaries does not file Tax Returns or pay Taxes that it is or may be subject to taxation or required to file a Tax Return in that jurisdiction.

(g)       No deficiencies for Taxes have been claimed, proposed or assessed by any Governmental Authority in writing against the Company or any of its Subsidiaries except for deficiencies which have been satisfied, settled or withdrawn.

(h)       There is no Tax audit or other examination of the Company or any of its Subsidiaries presently in progress, and there are no waivers, extensions or requests for any waivers or extensions of any statute of limitations currently in effect with respect to any Taxes of the Company or any of its Subsidiaries.

(i)       Neither the Company nor any of its Subsidiaries is a party to any Tax indemnification, Tax receivable or Tax sharing or similar agreement (other than any such agreement solely between the Company and its existing Subsidiaries and customary commercial Contracts (or Contracts entered into in the Ordinary Course of Business) not primarily related to Taxes). Neither the Company nor any of its Subsidiaries (i) is liable for Taxes of any other Person (other than the Company and its Subsidiaries) under Treasury Regulation Section 1.1502-6 or any similar provision of state, local or foreign Tax Law or as a transferee or successor or by Contract (other than customary commercial Contracts (or Contracts entered into in the Ordinary Course of Business) not primarily related to Taxes) or (ii) has ever been a member of an affiliated, consolidated, combined or unitary group filing for U.S. federal, state or local income Tax purposes, other than a group the common parent of which was or is the Company or any of its Subsidiaries.

(j)       Neither the Company nor any of its Subsidiaries has participated in any “reportable transaction” or “listed transaction” within the meaning of Section 6707A(c) of the Code and Treasury Regulations section 1.6011-4(b).

(k)       Neither the Company nor any of its Subsidiaries is, or has been during the applicable period specified in section 897(c)(1)(A)(2) of the Code, a “United States real property holding corporation” within the meaning of section 897(c)(2) of the Code.

(l)       Neither the Company nor any of its Subsidiaries has been a party to any transaction treated by the parties as a distribution of stock qualifying for Tax-free treatment under Section 355 of the Code in the two (2) years prior to the date of this Agreement.

(m)       The Company and its Subsidiaries are in compliance in all respects with all applicable transfer pricing Laws, including the execution and maintenance of contemporaneous documentation substantiating the transfer pricing practice and methodology, and the method of allocating income, deductions, expenses and receipts among the Company and its Subsidiaries complies with the principles set forth in Section 482 of the Code and the Treasury Regulations promulgated thereunder (and any corresponding or similar provisions of state, local or non-U.S. Tax law) and any other applicable transfer pricing Laws.

3.11     Real Property.

(a)       Section 3.11(a) of the Company Disclosure Schedule sets forth, as of the date of this Agreement, a complete list of all real property and interests in real property leased by the Company and each of its Subsidiaries as lessee or sublessor (individually, a “Real Property Lease,” and collectively, the “Real Property Leases,” and such related properties being referred to herein individually as a “Company Property” and collectively as the “Company Properties”). With respect to each Company Property:

(i)       The Company or its Subsidiaries holds a good and valid leasehold estate in such Company Property, free and clear of all Liens, except for Permitted Liens.

(ii)        The Company and its Subsidiaries has made available to Parent true, correct and complete copies of all Real Property Leases, and none of such Real Property Leases has been modified in any material respect following the date of this Agreement, except in accordance with this Agreement and to the extent that such modifications have been disclosed by the copies made available to Parent.

(iii)       The Company and its Subsidiaries are in material compliance with all Liens, encumbrances, easements, restrictions, and other matters of record affecting the Company Property, and neither the Company nor its Subsidiaries has received any written, or, to the Knowledge of the Company, oral notice alleging any default or breach under any of such Liens, encumbrances, easements, restrictions, or other matters and, to the knowledge of the Company, no default or breach, nor any event that with notice or the passage of time would result in a default or breach, by any other contracting parties has occurred thereunder. The Company’s and its Subsidiaries’, as applicable, possession and quiet enjoyment of the Company Properties under such Real Property Leases has not been materially disturbed and, to the knowledge of the Company, there are no disputes with respect to such Real Property Leases.

(iv)       As of the date of this Agreement, no party, other than the Company or its Subsidiaries, has any right to use or occupy the Company Properties or any portion thereof.

(v)       Neither the Company nor its Subsidiaries has received written notice of any current condemnation proceeding or proposed similar Legal Proceeding or agreement for taking in lieu of condemnation with respect to any portion of the Company Properties.

(b)       Neither the Company nor its Subsidiaries owns any Owned Real Property.

(c)       The Company or one of its Subsidiaries owns and has good title to, and has the legal and beneficial ownership of or a valid leasehold interest in or right to use by license or otherwise, all material machinery, equipment and other tangible property reflected on the books of the Company and its Subsidiaries as owned by the Company or one of its Subsidiaries, free and clear of all Liens other than Permitted Liens, except as would not, individually or in the aggregate, have or be reasonably expected to have a Company Material Adverse Effect. All material personal property and leased personal property assets of the Company and its Subsidiaries are structurally sound and in good operating condition and repair (ordinary wear and tear expected) and are suitable for their present use.

3.12     Intellectual Property.

(a)       Section 3.12(a) of the Company Disclosure Schedule lists each item of Company Intellectual Property that is registered or applied-for with a Governmental Authority or other applicable registrar and is owned by the Company or the Company’s Subsidiaries (“Company Registered Intellectual Property”). The Company or the Company’s Subsidiaries is the sole and exclusive beneficial and, with respect to Company Registered Intellectual Property, record owner of all of the Intellectual Property owned or purported to be owned by the Company and its Subsidiaries (the “Company Owned IP”). All Company Registered Intellectual Property is subsisting and in material compliance with all formal registration and maintenance requirements (including the payment of maintenance fees), and, to the knowledge of the Company, valid and enforceable (or, in the case of applications, validly applied for). As of the date hereof, no proceeding is pending or is threatened in writing (and the Company and the Company’s Subsidiaries have not otherwise received any written claim or notice, and have no knowledge of any facts or circumstances that would reasonably be expected to give rise to any such proceeding) that challenges the legality, validity, enforceability, registration, use or ownership of any Company Owned IP, and the Company and the Company’s Subsidiaries are not subject to any outstanding Order that restricts or impairs the use of any Company Owned IP.

(b)       Except as would not be expected to be material to the Company and its Subsidiaries, taken as a whole, the Company or its Subsidiaries owns, free and clear of all Liens (other than Permitted Liens), or has a valid right to enforce, all Intellectual Property reasonably necessary and sufficient for the continued conduct of the business of the Company and its Subsidiaries as currently conducted. Section 3.12(b) of the Company Disclosure Schedule sets forth a non-exhaustive list of material Company Owned IP, other than the Company Registered Intellectual Property set forth in Section 3.12(a) of the Company Disclosure Schedule.

(c)       The conduct of the Company’s and its Subsidiaries’ businesses and the Company Offerings (including the use, practice, offering, licensing, provision, sale, distribution, or other exploitation of any Company Offerings) have not, within the five (5) years preceding the date of this Agreement, infringed, misappropriated or otherwise violated, and are not infringing upon, misappropriating or otherwise violating, any Intellectual Property of any third Person. As of the date hereof, there is no pending or threatened (in writing) Legal Proceeding, except for ordinary course prosecution for Company Registered Intellectual Property that the Company has (or purports to have) an ownership interest in, against the Company or its Subsidiaries alleging the Company’s or the Subsidiaries’ infringement, misappropriation or other violation of any Intellectual Property of any third Person, or challenging the scope, validity, or enforceability of any Company Owned IP, and there has not been, within the five (5) years preceding the date of this Agreement, any such Legal Proceeding pending or threatened (in writing). The Company and its Subsidiaries have no knowledge of any facts or circumstances that would reasonably be expected to give rise to any such Legal Proceedings.

(d)       To the knowledge of the Company, no Person is infringing, misappropriating or otherwise violating or, within the five (5) years preceding the date of this Agreement, has infringed, misappropriated or otherwise violated any Company Owned IP in any material respect. The Company and its Subsidiaries have not initiated, and have had no specific or general reason to initiate, any Legal Proceeding or sent to any Person, within the five (5) years preceding the date of this Agreement, any notice, charge, complaint, claim or other assertion against such third Person alleging infringement, misappropriation, or other violation by such third Person of any Company Owned IP, or challenging the scope, validity, or enforceability of any Intellectual Property of such third Person.

(e)       The Company and its Subsidiaries have taken commercially reasonable measures to protect the confidentiality and value of the Trade Secrets and other confidential or proprietary information included in the Company Owned IP or otherwise held in confidence by the Company and its Subsidiaries, including to the extent applicable material Software, websites and systems (including the confidential data transmitted thereby or stored therein), in each case that are within the Company’s control. To the knowledge of the Company, there has not been any material unauthorized disclosure of or unauthorized access to any such Trade Secrets or confidential or proprietary information to or by any Person in a manner that has resulted in the loss of trade secret protection or other rights in and to such information.

(f)    No government funding, nor any support, funding, facilities or resources of a university, college, other educational institution or research center, was used in the development of any Company Owned IP, and no Person who was involved in or contributed to the creation or development of any Company Owned IP has performed services for any governmental entity or agency, in each case in a manner that would grant any such third parties or third party agencies any right, title or interest in such Company Owned IP.

(g)       With respect to the Software used or held for use in the business of the Company and its Subsidiaries (including any Software incorporated into Company Offerings), to the knowledge of the Company, no such Software contains any (i) undisclosed or hidden device or feature designed to disrupt, disable, or otherwise materially impair the functioning of any software or (ii) any defects, bugs, “back door,” “time bomb,” “Trojan horse,” “worm,” “drop dead device,” or other malicious code or routines that materially affect the use, functionality, security or performance of such Software or that permit unauthorized access or the unauthorized disablement or erasure of such or other software or information or data (or any parts thereof) of the Company or its Subsidiaries, or customers of the Company and its Subsidiaries without the user’s express prior consent (collectively, “Contaminants”). The Company and its Subsidiaries use commercially reasonable measures designed to prevent the introduction of Contaminants into Company Offerings, in accordance with procedures that are customarily used in the Company’s industry. To the knowledge of the Company, no warranty, indemnification requests or other claims have been asserted against the Company or any of its Subsidiaries in writing, and the Company and the Company’s Subsidiaries have no knowledge of any facts or circumstances that would reasonably be expected to give rise to any such requests or other claims related to any Company Offerings.

(h)       The Company’s and its Subsidiaries’ use, incorporation, modification, linking, calling, hosting and distribution of (i) Software developed by the Company or any Subsidiaries or otherwise included in Company Owned IP, and (ii) Open Source Materials, is in material compliance with all terms and conditions of all Open Source Licenses applicable thereto. Neither the Company nor its Subsidiaries have used, incorporated, modified, linked, called, hosted or otherwise distributed any Open Source Materials in a manner that requires any Software developed by the Company or any Subsidiaries or otherwise included in Company Owned IP to be subject to any Copyleft Terms.

(i)       No Source Code for any Software or material proprietary artificial intelligence models or collections of data included in the Company Owned IP (i) is the subject of any right, title or interest of any other Person, (ii) has been provided, licensed or granted any right, title or interest (including any present, contingent or other right, such as an escrow arrangement), or made available to any customer, business partner, escrow agent or other Person or (iii) is the subject of any duty or obligation (whether present, contingent, or otherwise) (and to the knowledge of the Company, as of the date hereof, no event has occurred and no circumstance or condition exists, that could reasonably result in such duty or obligation) to deliver, license, or make available, any such Source Code or such artificial intelligence models and collections of data to any customer, business partner, escrow agent or other Person, in the case of each of (i), (ii) and (iii), excluding the delivery or making available of data to customers of the Company and its Subsidiaries in the Ordinary Course of Business and Company Service Providers, all of whom are bound by valid, binding, enforceable written Contracts containing confidentiality or non-disclosure obligations substantially similar to the Company’s standard form agreement regarding inventions, confidentiality and other matters. The Company possesses all (x) Source Code for all Software owned or purported to be owned by the Company and all other materials, to generate the object code for, and deliver, the Company products and services, and (y) material proprietary artificial intelligence models and collections of data to freely develop and improve their artificial intelligence products and services.

(j)       Each current or former officer and employee of the Company or its Subsidiaries that has authored, delivered, or developed any Intellectual Property in the course of such officer’s or employee’s employment with the Company or its Subsidiaries, and each current or former consultant or other individual service provider of the Company or its Subsidiaries that has authored, delivered, or developed any Intellectual Property for the Company in the course of such consultant’s or service providers’ engagement with the Company or its Subsidiaries (in each case, including by contributing to, modifying, or improving Company Owned IP) (such Intellectual Property authored, delivered, or developed, “Developed IP”, and such officers, employees, consultants and individual service providers, “Company Service Providers”) has executed a valid and enforceable proprietary information and inventions agreement, certificate of authorship, or consultant, contractor or other agreement assigning to the Company or its Subsidiaries all of such Company Service Provider’s rights in such Developed IP, and no Person other than the Company or any of its Subsidiaries owns or purports to own (whether exclusively, jointly with another Person or otherwise), or otherwise possesses any rights to enforce or exclusive rights to exploit, any such Intellectual Property. No Company Service Provider has excluded pursuant to such proprietary information and inventions agreement material works or inventions related to the business of the Company or its Subsidiaries.

(k)       Neither this Agreement nor the consummation of the transactions contemplated by this Agreement will result in, other than with respect to Contracts entered into between the Parent or its Affiliates and a third party prior to Closing, (i) any material limitation on Parent’s, the Company’s or its Subsidiaries’ ability to use any Company Intellectual Property necessary to conduct the business of the Company and its Subsidiaries as currently conducted, (ii) Parent or the Company or its Subsidiaries being obligated to grant to any third Person any ownership interest in, or any license, covenant not to sue or right under or with respect to, any Company Intellectual Property, (iii) Parent or the Company or its Subsidiaries, being bound by, or subject to, any restriction to use, register or otherwise exploit any Company Intellectual Property, or (iv) otherwise result in the loss, forfeiture, termination, or impairment of any rights of the Company or any of its Subsidiaries in any Company Intellectual Property.

3.13       Material Contracts.

(a)       Section 3.13(a) of the Company Disclosure Schedule contains a listing of all Contracts described in clauses (i) through (xiii) below to which, as of the date of this Agreement, the Company or its Subsidiaries is a party or by which they are bound, other than a Company Benefit Plan (such Contracts as are required to be set forth on Section 3.13(a) of the Company Disclosure Schedule, the “Material Contracts”). True, correct and complete copies of the Contracts listed on Section 3.13(a) of the Company Disclosure Schedule have previously been made available to Parent or its agents or representatives, together with all amendments thereto):

(i)       other than as would be responsive to Section 3.13(a)(ix), any Contract or purchase commitment reasonably expected to result in a future payment, individually or on an order-by-order basis, to or by the Company or its Subsidiaries in excess of $500,000 in any twelve (12) month period;

(ii)       any Contract with any of the Top Customers (other than purchase orders, invoices or statements of work entered into in the Ordinary Course of Business involving payments not in excess of $250,000);

(iii)       any Contract with any of the Top Suppliers (other than purchase orders, invoices or statements of work entered into in the Ordinary Course of Business involving payments not in excess of $250,000);

(iv)       each note, debenture, other evidence of Indebtedness, guarantee, loan, credit or financing agreement or instrument or other Contract for money borrowed by the Company or the Company’s Subsidiaries, including any agreement or commitment for future loans, credit or financing;

(v)       each Contract for the acquisition of any Person or any business unit thereof or the disposition of any material assets of the Company or any of its Subsidiaries in the last five (5) years, in each case, involving payments in excess of $500,000 other than Contracts in which the applicable acquisition or disposition has been consummated and there are no material obligations ongoing;

(vi)       each lease, rental or occupancy agreement, license, installment and conditional sale agreement, and other Contract that provides for the ownership of, leasing of, title to, use of, or any leasehold or other interest in any real or personal property that involves aggregate payments in excess of $250,000 in any calendar year;

(vii)       each Contract involving the formation of a joint venture, partnership, or limited liability company (excluding in the case of a partnership or limited liability company, any wholly owned Subsidiary of the Company);

(viii)       any Contracts between the Company and its Subsidiaries, on the one hand, and Affiliates of the Company or any of the Company’s Subsidiaries (other than the Company or any of the Company’s Subsidiaries), the officers and managers (or equivalents) of the Company or any of the Company’s Subsidiaries, the members or stockholders of the Company or any of the Company’s Subsidiaries, any employee of the Company or any of the Company’s Subsidiaries or a member of the immediate family of the foregoing Persons, on the other hand;

(ix)       any Contracts, other than non-disclosure agreements, containing covenants of the Company or any of the Company’s Subsidiaries entered into in the Ordinary Course of Business (A) prohibiting or limiting the right of the Company or any of the Company’s Subsidiaries to engage in or compete with any Person in any line of business in any material respect or (B) prohibiting or restricting the Company’s and the Company’s Subsidiaries’ ability to conduct their business with any Person in any geographic area in any material respect;

(x)       any collective bargaining (or similar) agreement, arrangement or Contract between the Company or any of the Company’s Subsidiaries, on one hand, and any labor union, labor organization, works council or other employee representative body, on the other hand (a “Labor Agreement”);

(xi)       each Contract (including license agreements, coexistence agreements, settlement agreements, and agreements with applicable covenants not to sue) pursuant to which the Company or any of the Company’s Subsidiaries (A) grants to a third Person any material rights to use or register or otherwise practice or exploit, or any covenant not to sue for infringement or misappropriation of, any Company Owned IP (except for (I) Contracts with the Company’s or its Subsidiaries’ customers granting non-exclusive rights to Company Owned IP entered into in the Ordinary Course of Business and in a form substantially similar in all material respects to the Company’s standard customer agreement, (II) non-disclosure agreements entered into in the Ordinary Course of Business, (III) non-exclusive licenses granted to Company Service Providers for the sole purpose of providing services to the Company entered into in the Ordinary Course of Business, (IV) non-exclusive rights to feedback granted by the Company in the Ordinary Course of Business, and (V) non-exclusive trademark licenses that are incidental to such Contract in the Ordinary Course of Business) (collectively, “Standard Out Licenses”) or (B) is granted by a third Person any material rights to use or otherwise practice or exploit, or any covenant not to sue for infringement or misappropriation of, any Intellectual Property (other than (I) Contracts granting non-exclusive rights to use commercially available, non-customized, off-the-shelf software having a replacement cost or annual license fee of less than $250,000 for all such related Contracts and that is licensed to the Company on standard terms and not incorporated into or used directly in the development of any Company Owned IP or otherwise distributed with the Company Offerings, (II) Open Source Licenses, (III) agreements between the Company and Company Service Providers for the primary purpose of assignment or license of Intellectual Property rights developed during the course of such Company Service Providers’ engagement with the Company and entered into on the Company’s standard form agreement regarding inventions, confidentiality and other matters (or a substantially similar form), (IV) non-disclosure agreements entered into the Ordinary Course of Business consistent with past practice, (V) non-exclusive licenses granted by customers in the Ordinary Course of Business consistent with past practice for the sole purpose of the Company or its Subsidiaries providing services to such customers and in a form substantially similar in all material respects to the Company’s standard customer agreement, (VI) non-exclusive rights to feedback granted by third parties in the Ordinary Course of Business, and (VII) non-exclusive trademark licenses that are incidental to such Contract entered into in the Ordinary Course of Business) (collectively, “Standard In Licenses”);

(xii)       any Contract containing (1) excluding Standard Out Licenses and Standard In Licenses, any license, immunity, authorization, release, or covenant not to sue or not to assert claims or other restriction limiting the right of the Company or any of its Subsidiaries to use or enforce any Company Intellectual Property, (2) any sale, assignment grant, transfer, or conveyance of any rights or interests in or to any Company Owned IP (including any present, contingent or other right, such as an escrow arrangement), or (3) a concurrent use agreement, settlement agreement, pre-rights declaration or co-existence agreement with respect to any Company Owned IP;

(xiii)       any Contract providing for the development of any Intellectual Property, independently or jointly, by or for the Company or any of its Subsidiaries (other than agreements between the Company and Company Service Providers in which a Company Service Provider has been engaged to develop Intellectual Property for the Company or any of its

Subsidiaries on the Company’s standard form agreement regarding inventions, confidentiality and other matters (or a substantially similar form));

(xiv)       any Contract that (A) grants to any third Person any “most favored nation rights” or (B) grants to any third Person price guarantees for a period greater than one (1) year from the date of this Agreement and requires aggregate future payments to the Company and its Subsidiaries in excess of $250,000 in any calendar year;

(xv)       each Contract granting to any Person (other than the Company or its Subsidiaries) a right of first refusal, first offer or similar preferential right to purchase or acquire equity interests in the Company or any of the Company’s Subsidiaries; and

(xvi)       any outstanding written commitment to enter into any Contract of the type described in subsections (i) through (xiii) of this Section 3.13(a).

(b)       All of the Material Contracts are (i) in full force and effect and (ii) represent the legal, valid and binding obligations of the Company or the Subsidiary of the Company party thereto and, to the knowledge of the Company, represent the legal, valid and binding obligations of the counterparties thereto. Except, in each case, where the occurrence of such breach or default or failure to perform would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, (x) the Company and its Subsidiaries have performed in all material respects all respective obligations required to be performed by them to date under such Material Contracts, and neither the Company, the Company’s Subsidiaries, nor, to the knowledge of the Company, any other party thereto is in breach of or default under any such Material Contract, (y) during the last twelve (12) months, neither the Company nor any of its Subsidiaries has received any written or, to the knowledge of the Company, oral claim or written or, to the knowledge of the Company, oral notice of termination or breach of or default under any such Material Contract (which claim or notice has not been rescinded), and (z) to the knowledge of the Company, no event has occurred which individually or together with other events, would reasonably be expected to result in a breach of or a default under any such Material Contract by the Company or its Subsidiaries or, to the knowledge of the Company, any other party thereto (in each case, with or without notice or lapse of time or both).

(c)       The Company is not party to (a) any Contract, including an individual task order, delivery order, purchase order, basic ordering agreement, letter Contract or blanket purchase agreement between the Company or any of its Subsidiaries, on one hand, and any Governmental Authority, on the other hand, or (b) any subcontract or other Contract by which the Company or one of its Subsidiaries has agreed to provide goods or services through a prime contractor directly to a Governmental Authority that is expressly identified in such subcontract or other Contract as the ultimate consumer of such goods or services. None of the Company or any of its Subsidiaries have provided any offer, bid, quotation or proposal to sell products made or services provided by the Company or any of its Subsidiaries that, if accepted or awarded, would lead to any Contract or subcontract of the type described by the foregoing sentence.

3.14     Company Benefit Plans.

(a)       Section 3.14(a) of the Company Disclosure Schedule sets forth a true, correct and complete list, as of the date hereof, of each Company Benefit Plan. For purposes of this Agreement, a “Company Benefit Plan” means an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or any other plan, policy, program, arrangement or agreement (including any employment, consulting, severance, bonus, incentive or deferred compensation, profit-sharing, retirement, pension, medical, retiree medical, vision, dental or other health plans, life insurance plans, and other employee benefit plans or fringe benefit plans, employee loan, note or pledge agreement, stock option, equity or equity-based compensation, employee stock ownership, retention, supplemental retirement, vacation, holiday pay or other paid time off, change in control or similar plan, policy, program, arrangement or agreement) providing compensation or other benefits to any current or former director, officer, individual consultant, worker or employee, which are maintained, sponsored, administrated, contributed to or entered into by the Company or any of the Company’s Subsidiaries, or to which the Company or any of the Company’s Subsidiaries is a party or has or may have any potential liability, and in each case whether or not (x) subject to the Laws of the United States, (y) in writing or (z) funded, but excluding in each case any statutory plan, program or arrangement that is maintained by any Governmental Authority. With respect to each material Company Benefit Plan, the Company has made available to Parent, to the extent applicable, true, correct and complete copies of (i) such Company Benefit Plan (or, if not written a written summary of its material terms) and all plan documents, trust agreements, insurance Contracts or other funding vehicles and all amendments thereto, (ii) the most recent summary plan description, including any summary of material modifications, (iii) the three most recent annual reports (Form 5500 series) filed with the IRS with respect to such Company Benefit Plan, including all schedules thereto, (iv) the three most recent actuarial reports or other financial statements relating to such Company Benefit Plan, (v) the most recent determination or opinion letter, if any, issued by the IRS with respect to any Company Benefit Plan and any pending request for such a determination letter, and (vi) any material correspondences to or from the IRS or any office or representative of the United States Department of Labor or any Governmental Authority in respect of any such Company Benefit Plan for the latest three plan years.

(b)       Except as set forth on Section 3.14(b) of the Company Disclosure Schedule, (i) each Company Benefit Plan has been established, operated, funded and administered in all material respects in compliance with its terms and all applicable Laws, including ERISA and the Code, (ii) in all material respects, all contributions, payments, benefits and premiums required to be made with respect to any Company Benefit Plan have been timely made and all obligations in respect of each Company Benefit Plan as of the date hereof have been accrued and reflected in the Company Financial Statements to the extent required by GAAP and (iii) each Company Benefit Plan which is intended to be qualified within the meaning of Section 401(a) of the Code has received a favorable determination or opinion letter from the IRS as to its qualification or may rely upon an opinion letter for a prototype plan and, to the knowledge of the Company, no fact or event has occurred that could reasonably be expected to adversely affect the qualified status of any such Company Benefit Plan.

(c)       No Company Benefit Plan is a multiemployer pension plan (as defined in Section 3(37) of ERISA) (a “Multiemployer Plan”) or other pension plan that is subject to Title IV of ERISA (“Title IV Plan”), and neither the Company nor any of its ERISA Affiliates has sponsored or contributed to, been required to contribute to, or had any actual or contingent liability under, a Multiemployer Plan or Title IV Plan at any time within the previous six (6) years. Neither the Company nor any of its ERISA Affiliates has incurred any withdrawal liability under Section 4201 of ERISA that has not been fully satisfied. No material liability under Title IV of ERISA has been or, to the Knowledge of the Company, is reasonably expected to be incurred by the Company or any of the Company’s Subsidiaries.

(d)       With respect to each Company Benefit Plan, no material actions, inquiries, proceedings, litigations, audits, investigations, suits or claims (other than routine claims for benefits in the ordinary course) are pending or, to the knowledge of the Company, threatened.

(e)       No Company Benefit Plan provides medical, surgical, hospitalization, death or similar benefits (whether or not insured) for employees or former employees of the Company or any Subsidiary for periods extending beyond their retirement or other termination of service, other than (i) coverage mandated by applicable Law or (ii) benefits the full cost of which is borne by the current or former employee (or his or her beneficiary).

(f)       Except as set forth on Section 3.14(f) of the Company Disclosure Schedule, the consummation of the transactions contemplated hereby will not, (i) entitle any current or former employee, officer or other service provider of the Company or any Subsidiary of the Company to any severance pay or any other compensation or benefits payable or to be provided by the Company or any Subsidiary of the Company, (ii) accelerate the time of payment, funding or vesting, or increase the amount of compensation or benefits (including Company Equity Awards) due to any current or former employee, officer or other individual service provider by the Company or a Subsidiary of the Company or (iii) result in any restriction on the right of the Company or any of the Company’s Subsidiaries or, after the consummation of the transactions contemplated hereby, the Surviving Corporation, to merge, amend or terminate any of the material Company Benefit Plans. The consummation of the transactions contemplated hereby will not result in any “excess parachute payment” under Section 280G of the Code. Neither the Company nor any of the Company’s Subsidiaries has any obligation to provide any tax gross-up, tax equalization, or other similar Tax-related payment or benefit with respect to the Taxes imposed under Sections 409A or 4999 of the Code.

(g)       Each Company Benefit Plan that constitutes in any part a nonqualified deferred compensation plan within the meaning of Section 409A of the Code (if any) has been operated and maintained, in all respects, in operational and documentary compliance with Section 409A of the Code and applicable guidance thereunder, such that no Taxes or interest will be due and owing in respect of such Company Benefit Plan failing to be in compliance therewith.

3.15     Labor. Except as set forth on Section 3.15 of the Company Disclosure Schedule:

(a)       In the past five (5) years, (i) neither the Company nor any of its Subsidiaries is or has been a party to or bound by any Labor Agreement, (ii) no such Labor Agreement is being or has been negotiated by the Company or any of the Company’s Subsidiaries, (iii) no employees of the Company or any of its Subsidiaries are or have been represented by any labor union or other employee representative body with respect to their employment with the Company or its Subsidiaries and (iv) no labor union or any other employee representative body, to the knowledge of the Company, has requested or sought to represent any of the employees of the Company or its Subsidiaries with respect to their employment with the Company or its Subsidiaries. In the past five (5) years, there has been no actual or, to the knowledge of the Company, threatened unfair labor practice charge, labor arbitration, strike, slowdown, work stoppage, lockout, or other material labor dispute against or affecting the Company or any Subsidiary of the Company.

(b)       Each of the Company and its Subsidiaries are, and have been for the past five (5) years, in compliance in all material respects with all applicable Laws respecting labor and employment including, but not limited to, all Laws respecting terms and conditions of employment, health and safety, wages and hours, holiday pay and the calculation of holiday pay, working time, employee classification (with respect to both exempt vs. non-exempt status and employee vs. independent contractor and worker status), child labor, immigration, employment discrimination, disability rights or benefits, equal opportunity and equal pay, pay transparency, background checks, drug testing, plant closures and layoffs, affirmative action, workers’ compensation, labor relations, employee leave issues (including the Families First Coronavirus Response Act) and unemployment insurance.

(c)       The Company and its Subsidiaries are not delinquent in any material payments to any employees or former employees for any services or amounts required to be reimbursed or otherwise paid.

(d)       In the past five (5) years, the Company and its Subsidiaries have not received (i) notice of any unfair labor practice charge or complaint before the National Labor Relations Board or any other Governmental Authority against them, (ii) notice of any complaints, grievances or arbitrations arising out of any Labor Agreement, (iii) notice of any material charge or complaint with respect to them before the Equal Employment Opportunity Commission or any other Governmental Authority responsible for the prevention of unlawful employment practices, (iv) written notice (including notice via electronic means) of the intent of any Governmental Authority responsible for the enforcement of labor, employment, wages and hours of work, child labor, immigration or occupational safety and health Laws to conduct an investigation with respect to them or written notice (including notice via electronic means) that such investigation is in progress, or (v) written notice (including notice via electronic means) of any complaint, lawsuit or other proceeding in any forum by or on behalf of any present or former employee of such entities, any applicant for employment or classes of the foregoing alleging breach of any express or implied Contract of employment, any applicable Law governing employment or the termination thereof or other discriminatory, wrongful or tortious conduct in connection with the employment relationship, and with respect to each of (i) through (v) herein, no such matters are pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries.

(e)       To the knowledge of the Company, no employee of the Company or any of the Company’s Subsidiaries at the level of Director or above has notified the Company of their intention to terminate their employment.

(f)       The Company and its Subsidiaries are not and have not been (i) a “contractor” or “subcontractor” (as defined by Executive Order 11246 or any other applicable

Law requiring affirmative action or other employment related actions for government contractors or subcontractors), (ii) required to comply with Executive Order 11246 or any other applicable Law requiring affirmative action or other employment related actions for government contractors or subcontractors, or (iii) otherwise required to maintain an affirmative action plan.

(g)       To the knowledge of the Company, no present or former employee, worker or independent contractor of the Company or any of the Company’s Subsidiaries is in violation of (i) any restrictive covenant, nondisclosure obligation or fiduciary duty to the Company or any of the Company’s Subsidiaries or (ii) any restrictive covenant or nondisclosure obligation to a third party relating to (A) the right of any such individual to work for or provide services to the Company or any of the Company’s Subsidiaries or (B) the knowledge or use of Trade Secrets or proprietary information.

(h)       Neither the Company nor any of the Company’s Subsidiaries is party to a settlement agreement with a current or former officer, employee or independent contractor of the Company or any of the Company’s Subsidiaries that involves allegations relating to sexual harassment, sexual misconduct or discrimination. To the knowledge of the Company, in the last five (5) years, no allegations of sexual harassment, sexual misconduct or discrimination have been made against any current or former officer, employee or independent contractor of the Company or any of the Company’s Subsidiaries in their capacities as such.

(i)       In the past five (5) years, the Company and its Subsidiaries have not engaged in layoffs, furloughs or employment terminations sufficient to trigger application of the Workers’ Adjustment and Retraining Notification Act or any similar state or local law relating to group terminations of employment. Except as set forth on Section 3.15(i) of the Company Disclosure Schedule, in the past five (5) years, the Company and its Subsidiaries have not engaged in layoffs, furloughs, employment terminations (other than for cause) or effected any broad-based salary or other compensation or benefits reductions, in each case, whether temporary or permanent. The Company, taken as a whole with its Subsidiaries, has sufficient employees to operate the business of the Company and its Subsidiaries as currently conducted.

(j)       Except as would not result in material liability to the Company or its Subsidiaries taken as a whole: (i) all current and former employees of the Company and its Subsidiaries are, and for the past five (5) years have been, properly classified and treated as exempt or non-exempt under the Fair Labor Standards Act and applicable state wage and hour Laws; and (ii) all current and former independent contractors and consultants of the Company or its Subsidiaries have been properly classified and treated as independent contractors under applicable Laws.

(k)       The Company and its Subsidiaries are, and for the past five (5) years have been, in compliance in all material respects with all applicable immigration and visa Laws, and to the knowledge of the Company after proper verification of any applicable employee documentation, all current and former employees of the Company and its Subsidiaries in the United States are either United States citizens or are otherwise legally entitled to work in the United States under the Immigration Reform and Control Act of 1986 and other applicable Laws.

3.16     Litigation. Except as set forth on Section 3.16 of the Company Disclosure Schedule, (a) there are no pending or, to the knowledge of the Company, threatened Legal Proceedings, against the Company or any of the Company’s Subsidiaries or their respective properties or assets, (b) other than with respect to audits, examinations or investigations in the Ordinary Course of Business conducted by a Governmental Authority pursuant to a Material Contract, there is no pending or, to the knowledge of the Company, threatened audit, examination or investigation by any Governmental Authority against the Company or any of the Company’s Subsidiaries or any of their respective properties or assets, or, to the knowledge of the Company, any of the directors, managers or officers of the Company or any of its Subsidiaries with regard to their actions as such, (c) there is no pending or threatened Legal Proceeding by the Company or any of the Company’s Subsidiaries against any third party and (d) there is no outstanding Order imposed or, to the knowledge of the Company, threatened in writing to be imposed upon the Company or any of the Company’s Subsidiaries; nor are any properties or assets of the Company or any of the Company’s Subsidiaries’ respective businesses bound or subject to any Order, except, in each case, as would not reasonably be expected to be, material to the business of the Company and its Subsidiaries, taken as a whole.

3.17     Compliance with Laws

(a)       Each of the Company and its Subsidiaries is, and for the prior five (5) years has been, in compliance with all applicable Laws in all material respects.

(b)       The Company and its Subsidiaries maintain a program of policies, procedures and internal controls reasonably designed and implemented to ensure compliance with applicable Laws.

(c)       For the past five (5) years, neither the Company nor any of its Subsidiaries has received any written notice of, or been charged with, the violation of any Laws, except where such violation has not been, and would not reasonably be expected to be, material to the business of the Company and its Subsidiaries, taken as a whole.

3.18     Insurance. The Company and its Subsidiaries are insured with reputable insurers against such risks and in such amounts as the management of the Company reasonably has determined to be prudent and consistent with industry practice, and all of the Company’s material insurance policies are in full force and effect, all premiums due have been paid, and no notice of cancellation or termination has been received by the Company or any of the Company’s Subsidiaries with respect to any such policy. Except as set forth in Section 3.18 of the Company Disclosure Schedule, no insurer has denied or disputed coverage of any material claim under any of the Company’s insurance policies during the last twelve (12) months. True, correct and complete copies of all material insurance policies of the Company as in effect as of the date hereof have been made available to Parent.

3.19     Related Party Transactions.

(a)       Except as set forth on Section 3.19(a) of the Company Disclosure Schedule, no (i) employee, officer or director of the Company or any of its Subsidiaries, (ii) holder of securities or derivative securities of the Company or any of its Subsidiaries or (iii)

member of any of the respective immediate families of any of the foregoing is indebted to the Company or any of its Subsidiaries for borrowed money, nor is the Company or any of its Subsidiaries indebted for borrowed money (or committed to make loans or extend or guarantee credit) to any of such Persons, other than (A) for payment of salary, bonuses and other compensation for services rendered, (B) reimbursement for reasonable expenses incurred in connection with the Company or any of its Subsidiaries and (C) for other employee benefits made generally available to all employees.

(b)       Except as set forth on Section 3.19(b) of the Company Disclosure Schedule, to the knowledge of the Company, no officer, director, employee, holder of securities or derivative securities of the Company or any of its Subsidiaries (each, an “Insider”) or any member of an Insider’s immediate family is, directly or indirectly, interested in any Contract with the Company or any of its Subsidiaries (other than such Contracts relate to any such Person’s ownership of capital stock of the Company or such Person’s employment or consulting arrangements with the Company or any of its Subsidiaries).

3.20     Sanctions and Customs & Trade Laws Compliance.

(a)       The Company and its Subsidiaries, and their respective directors, officers and, to the knowledge of the Company, employees, and Representatives, in each case to the extent acting on behalf of the Company or its Subsidiaries, (i) are, and have been for the past five (5) years, in compliance in all material respects with all Customs & Trade Laws and Sanctions Laws, and (ii) have obtained all required licenses, consents, notices, waivers, approvals, orders, registrations, declarations, or other authorizations from, and have made any material filings with and complied with all requirements of, any applicable Governmental Authority under the Customs & Trade Laws and Sanctions Laws (the “Export Approvals”). There are no pending or, to the knowledge of the Company, threatened, claims, complaints, charges, investigations, voluntary disclosures or Legal Proceedings against the Company or any of the Company’s Subsidiaries related to any Customs & Trade Laws or Sanctions Laws or any Export Approvals.

(b)       Neither the Company nor any of its Subsidiaries nor any of their respective directors or officers, or to the knowledge of the Company, employees, agents, Representatives or other Persons acting on behalf of the Company or any of the Company’s Subsidiaries, (i) is, or has during the past five (5) years been, a Sanctioned Person or Restricted Person or (ii) has unlawfully transacted business directly or indirectly with any Restricted Person, Sanctioned Person or in any Sanctioned Country.

(c)       The Company has determined that, as of the date hereof, none of the Company or any of its Subsidiaries (a) produces, designs, tests, manufactures, fabricates, or develops “critical technologies” as that term is defined in 31 C.F.R. § 800.215; (b) performs the functions as set forth in column 2 of Appendix A to 31 C.F.R. part 800 with respect to covered investment “critical infrastructure”; or (c) maintains or collects, directly or indirectly, “sensitive personal data” as that term is defined in 31 C.F.R. § 800.241; and, therefore, none of the Company or any its Subsidiaries is a “TID U.S. business” within the meaning of 31 C.F.R. § 800.248. The Company has no current intention of engaging in such activities in the future.

3.21     Brokers and Financial Advisors. No broker, finder, investment banker or other Person, other than the Company Financial Advisor, is entitled to any brokerage, finder’s or other similar fee or commission in connection with the Merger Transactions based upon arrangements made by or on behalf of the Company or any of its Subsidiaries.

3.22     Customers.

(a)       Section 3.22 of the Company Disclosure Schedule sets forth, as of the date of this Agreement, the top seven (7) customers based on the aggregate Dollar value of the Company’s and its Subsidiaries’ transaction volume with such counterparty during the trailing twelve (12) months for the period ending December 31, 2022, as well as any new customers that, based on the projected aggregate Dollar value of the Company’s and its Subsidiaries’ transaction volume with such counterparty for the calendar year 2023, would reasonably be expected to be in the top ten (10) customers during the trailing twelve (12) months for the period ending December 31, 2023 (the “Top Customers”).

(b)       Except as set forth on Section 3.22 of the Company Disclosure Schedule, none of the Top Customers has, as of the date of this Agreement, informed in writing any of the Company or any of the Company’s Subsidiaries that it will, or, to the knowledge of the Company, has threatened to, terminate, cancel, or materially limit or materially and adversely modify any of its existing business with the Company or any of the Company’s Subsidiaries, and to the knowledge of the Company, none of the Top Customers is, as of the date of this Agreement, otherwise involved in or threatening a material dispute against the Company or its Subsidiaries or their respective businesses.

3.23     Suppliers.

(a)       Section 3.23 of the Company Disclosure Schedule sets forth, as of the date of this Agreement, the top ten (10) suppliers based on the aggregate Dollar value of the Company’s and its Subsidiaries’ transaction volume with such counterparty during the trailing twelve (12) months for the period ending December 31, 2022, as well as any new suppliers that, based on the projected aggregate Dollar value of the Company’s and its Subsidiaries’ transaction volume with such counterparty for the calendar year 2023, would reasonably be expected to be in the top ten (10) suppliers during the trailing twelve (12) months for the period ending December 31, 2023 (the “Top Suppliers”).

(b)       Except as set forth on Section 3.23 of the Company Disclosure Schedule, none of the Top Suppliers has, as of the date of this Agreement, informed in writing any of the Company or any of the Company’s Subsidiaries that it will, or, to the knowledge of the Company, has threatened to, terminate, cancel, or materially limit or materially and adversely modify any of its existing business with the Company or any of the Company’s Subsidiaries, and to the knowledge of the Company, none of the Top Suppliers is, as of the date of this Agreement, otherwise involved in or threatening a material dispute against the Company or its Subsidiaries or their respective businesses.

3.24     Privacy and Data Security.

(a)       The Company and its Subsidiaries are in compliance in all material respects with, and during the past five (5) years have been in compliance in all material respects with, (i) all applicable Laws relating to the Processing of Personal Information collected, used, or held for use in connection with the business of the Company or its Subsidiaries, (ii) the Company’s and its Subsidiaries’ published privacy, cybersecurity and data security policies, as applicable, and (iii) the Company’s and its Subsidiaries’ contractual obligations concerning privacy, cybersecurity, data security, and the security of the information technology systems used by the Company and its Subsidiaries (the foregoing (i)-(iii), “Privacy and Cybersecurity Requirements”). There are not, and have not been, any Legal Proceedings by any Person, or any investigations by any Governmental Authority, pending or, to the knowledge of the Company, threatened against the Company or its Subsidiaries alleging a violation of any Privacy and Cybersecurity Requirements. The Company and its Subsidiaries take appropriate measures to protect Personal Information within their possession or control against unauthorized access, use, modification, disclosure, or other misuse or loss, including through administrative, technical, and physical safeguards.

(b)       The Company IT Systems as currently owned, leased or licensed by the Company and its Subsidiaries are adequate and sufficient for the operation of the businesses of the Company and its Subsidiaries as currently conducted. During the past five (5) years, (i) there have been no security breaches of the Company IT Systems, and (ii) there has been no failure, breakdown, performance reduction, disruption, or other adverse event affecting any Company IT Systems that adversely affected the Company’s or its Subsidiaries’ business or operations. The Company and its Subsidiaries have aligned their cybersecurity and data security practices with relevant industry standards, carried out external and internal penetration tests and vulnerability assessments of the Company IT Systems and their business environments to identify any cybersecurity threats, and have remediated any and all material vulnerabilities identified through such tests and assessments.

(c)       The Company and its Subsidiaries have established and maintained, and use reasonable efforts to ensure that all third Persons controlling Company IT Systems have established and maintained, commercially reasonable and legally compliant measures to protect the Company IT Systems and all Trade Secrets, Personal Information in their possession or control against unauthorized access, use, modification, disclosure, or other misuse or loss, including through written internal and external policies and procedures, and organizational, administrative, technical, and physical safeguards. Neither the Company nor any Subsidiary of the Company, nor any third Person controlling any Company IT System, has (i) experienced any incident in which any Personal Information or Customer Data was stolen, lost, or improperly accessed, used, modified, disclosed, or otherwise misused, including in connection with a breach of security or (ii) received any written notice or complaint from any Person with respect to any of the foregoing, nor has any such notice or complaint been threatened in writing against the Company or any of the Company’s Subsidiaries.

(d)       The consummation of the transactions contemplated hereby shall not breach or otherwise cause any violation in any material respect of any Privacy and Cybersecurity Requirements.

3.25     State Takeover Laws. Assuming the representations and warranties of Parent and Merger Sub contained in Section 4.3(c) are true and correct, the Company Board has approved this Agreement and the Merger Transactions as required to render inapplicable to this Agreement and the Merger Transactions the restrictions on “business combinations” set forth in section 203 of the DGCL or any other “moratorium,” “control share,” “fair price,” “takeover” or “interested stockholder” law (each, a “Takeover Law”).

3.26     No Rights Agreement. The Company is not party to a stockholder rights agreement, “poison pill” or similar antitakeover agreement or plan and the Company Board has not adopted or authorized the adoption of such an agreement or plan.

3.27     Licenses. The Company and its Subsidiaries have obtained, and maintain, all Licenses required to permit the Company and its Subsidiaries to own, operate, use and maintain their assets in the manner in which they are now operated and maintained and to conduct the business of the Company and its Subsidiaries as currently conducted, except as would not, individually or in the aggregate, have or be reasonably expected to have a Company Material Adverse Effect. Each material license held by the Company or any of the Company’s Subsidiaries is valid, binding and in full force and effect, and each of the Company and its Subsidiaries is in compliance, in all material respects, with all such material Licenses. Neither the Company nor any of its Subsidiaries (a) is or has been in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a material default or violation) in any material respect of any term, condition or provision of any material License to which it is a party, (b) is the subject of any pending or threatened in writing Action by a Governmental Authority seeking the cancellation, revocation, suspension, termination, modification, or impairment of any material License; or (c) has received any written notice that any Governmental Authority that has issued any material License intends to cancel, terminate, revoke, suspend, modify, impair or not renew any such material License, except to the extent such material License may be amended, replaced, or reissued as a result of and as necessary to reflect the transactions contemplated hereby, or as otherwise disclosed in Section 3.3 of the Company Disclosure Schedule; provided, that such amendment, replacement or reissuance does not materially affect the continuous conduct of the business of the Company and its Subsidiaries as currently conducted from and after the Closing. Section 3.27 of the Company Disclosure Schedule sets forth a true, correct and complete list of material Licenses held by the Company or its Subsidiaries.

3.28     Environmental Matters.

(a)    The Company and its Subsidiaries are and, except for matters which have been fully resolved, have been in compliance with all Environmental Laws, except as would not, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole.

(b)    There has been no material release of any Hazardous Materials (i) at, in, on or under any Company Property or in connection with the Company’s and its Subsidiaries’ operations off-site of the Company Property or (ii) to the knowledge of the Company, at, in, on or under any real property formerly owned, leased or operated by the Company or any of its Subsidiaries during the time that the Company or its Subsidiaries owned, leased or operated such property or at any other location where Hazardous Materials generated by the Company or any of the Company’s Subsidiaries have been transported to, sent, placed or disposed of.

(c)    Neither the Company nor its Subsidiaries are subject to any current Order relating to any material non-compliance with Environmental Laws by the Company or its Subsidiaries or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Materials.

(d)    No material Legal Proceeding is pending or, to the knowledge of the Company, threatened in writing with respect to the Company’s and its Subsidiaries’ compliance with or liability under Environmental Laws.

(e)    The Company has made available to Parent all material environmental reports, assessments, audits and inspections and any material communications or notices from or to any Governmental Authority concerning any material non-compliance of the Company or any of the Company’s Subsidiaries with, or liability of the Company or any of the Company’s Subsidiaries under, Environmental Law.

3.29     Anti-Corruption Compliance.

(a)    For the past five (5) years, neither the Company nor any of its Subsidiaries, nor any director, officer, employee or, to the knowledge of the Company, agent, in each case while acting on behalf of the Company or any of the Company’s Subsidiaries, has directly or indirectly offered, given or attempted to give anything of value to: (i) any official or employee of a Governmental Authority, any political party or official thereof, any candidate for political office or any other Person; or (ii) any other Person, in any such case while knowing that all or a portion of such money or thing of value will be offered, given or promised, directly or indirectly, to any official or employee of a Governmental Authority, candidate for political office or other Person, in each case in violation of the Anti-Bribery Laws.

(b)    For the past five (5) years, to the knowledge of the Company, there have been no allegations, reports, current or pending internal investigations, third-party investigations (including by any Governmental Authority), or internal or external audits that address any material allegations or information concerning possible material violations of the Anti-Bribery Laws related to the Company or any of the Company’s Subsidiaries.

3.30     Opinion of Financial Advisor. The Company Board (in such capacity) has received the opinion of the Company Financial Advisor on or prior to the date of this Agreement to the effect that, as of the date of such opinion and based on and subject to the matters set forth therein, the Merger Consideration to be received by the holders of the Class A Common Stock (other than Parent, Merger Sub and their respective Affiliates) pursuant to this Agreement is fair, from a financial point of view, to such holders (other than holders of Excluded Shares). A copy of such written opinion shall be provided to Parent solely for informational purposes after execution of this Agreement and receipt of such written opinion by the Company.

3.31     Information Supplied. The information relating to the Company and its Subsidiaries, to the extent supplied by or on behalf the Company or its Subsidiaries, to be contained in, or incorporated by reference in, the Proxy Statement and Schedule 13E-3 will not, on the date the Proxy Statement or Schedule 13E-3 as applicable, or any amendment or supplement thereto, is mailed to holders of shares of Company Capital Stock and at the time of the Company Meeting, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. The Proxy Statement will comply in all material respects as to form with the requirements of the Exchange Act and the rules and regulations promulgated thereunder.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub, jointly and severally, represent and warrant to the Company that:

4.1       Organization and Power. Except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, each of Parent and Merger Sub is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as now conducted.

(a)    Each of Parent and Merger Sub has all necessary corporate power and authority to enter into this Agreement and to perform its obligations hereunder to consummate the Merger Transactions. The investment committee of the Parent has adopted resolutions approving this Agreement and the Merger Transactions. The sole stockholder of Merger Sub has adopted or promptly after the date hereof will adopt resolutions adopting this Agreement. The board of directors of Merger Sub has unanimously: (i) approved this Agreement and the Merger Transactions and declared it advisable to enter into this Agreement and consummate the Merger Transactions; and (ii) recommended that Merger Sub’s stockholder adopt this Agreement.

(b)    Subject to the adoption of this Agreement by Parent as the sole stockholder of Merger Sub, as provided in subsection (a) above, the execution, delivery and performance of this Agreement by each of Parent and Merger Sub and the consummation by each of Parent and Merger Sub of the Merger Transactions have been duly and validly authorized by all necessary corporate action on the part of Parent and Merger Sub.

(c)    Assuming due authorization, execution and delivery hereof by the other parties hereto, this Agreement constitutes a legal, valid and binding agreement of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to (i) any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws of general applicability affecting or relating to creditors’ rights generally and (ii) general principles of equity, whether considered in a proceeding at law or in equity.

4.2       Governmental Authorizations; Non-Contravention.

(a)    Assuming that the representations and warranties of the Company contained in Section 3.3 are true and correct, the execution, delivery and performance of this

Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the Merger Transactions do not and will not require any Governmental Authorization, other than:

(i)    the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and of appropriate documents with the relevant authorities of other jurisdictions in which the Company or any of its Subsidiaries is qualified to do business;

(ii)    any filings and reports that may be required in connection with this Agreement and the Merger Transactions either with the SEC or under state securities Laws or “blue sky” Laws;

(iii)    compliance with the Nasdaq rules and regulations;

(iv)    the filings with the Specified Antitrust Authorities;

(v)    the ICA Clearance; and

(vi)    where the failure to obtain such Governmental Authorization would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

(b)    The execution, delivery and performance of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the Merger Transactions do not and will not (i) contravene or conflict with, or result in any violation or breach of, any provision of the organizational documents of Parent or Merger Sub or (ii) assuming that all Governmental Authorizations described in Section 4.2(a) have been obtained or made prior to the Effective Time (x) contravene or conflict with, or result in any violation or breach of, any Law applicable to Parent or any of its Subsidiaries or by which any assets of Parent or any of its Subsidiaries (“Parent Assets”) are bound or (y) result in any violation or breach of, or constitute a default under, or entitle any party to terminate, accelerate or adversely modify, or result in the creation of any Lien under (in each case with or without notice or lapse of time or both), any Contracts to which Parent, Merger Sub or any of their respective Subsidiaries is a party or by which any Parent Assets are bound, other than in the case of clause (b) of this Section 4.2(b) as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

4.3       Capitalization; Interim Operations of Merger Sub; Ownership of Company Common Stock

(a)    All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned directly or indirectly by Parent. Merger Sub has no outstanding option, warrant, right or any other agreement pursuant to which any Person other than Parent may acquire any equity security of Merger Sub.

(b)    Merger Sub was formed solely for the purpose of engaging in the Merger Transactions and has not engaged, nor prior to the Effective Time will it engage, in any business activities or operations other than in connection with the Merger Transactions. Merger Sub has no Subsidiaries.

(c)    None of Parent, Merger Sub or their respective directors or executive officers own, directly or indirectly, beneficially (as defined in Rule 13d-3 under the Exchange Act) or of record, any shares of Company Common Stock or securities that are convertible, exchangeable or exercisable for Company Common Stock, and none of Parent, Merger Sub or their respective directors or executive officers holds any rights to acquire or vote any shares of Company Common Stock, except pursuant to this Agreement.

4.4       Sufficient Funds. Parent has (or has available to it), and will have as of the Effective Time, sufficient cash available to pay all amounts to be paid by Parent and Merger Sub in connection with this Agreement and the Merger Transactions, including Parent’s and Merger Sub’s costs and expenses and the aggregate Merger Consideration on the terms and conditions contained in this Agreement. In no event shall the receipt or availability of any funds or financing by or to Parent, Merger Sub or any of their respective Affiliates or any other financing transaction be a condition to any of the obligations of Parent or Merger Sub hereunder.

4.5       Litigation. There is no Legal Proceeding pending or, to the Knowledge of Parent, threatened against Parent or any of its Subsidiaries that has had or would reasonably be expected to have a Parent Material Adverse Effect. Neither Parent nor any of its Subsidiaries is subject to any Order of, or, to the Knowledge of Parent, continuing investigation by, any Governmental Authority that has had or would reasonably be expected to have a Parent Material Adverse Effect.

4.6       Information Supplied. The information relating to Parent and Merger Sub, to the extent supplied by or on behalf Parent and Merger Sub, to be contained in, or incorporated by reference in, the Proxy Statement and Schedule 13E-3 will not, on the date the Proxy Statement or Schedule 13E-3, as applicable, or any amendment or supplement thereto, is mailed to holders of shares of Company Capital Stock and at the time of the Company Meeting, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. Notwithstanding the foregoing provisions of this Section 4.6, no representation or warranty is made by Parent or Merger Sub with respect to information supplied in writing by the Company specifically for inclusion in the Proxy Statement.

4.7       Merger Sub. Merger Sub was formed solely for the purpose of engaging in the Merger Transactions, and, prior to the Effective Time, Merger Sub will have engaged in no business and have no liabilities or obligations other than in connection with the Transactions.

ARTICLE V

COVENANTS

5.1       Conduct of Business of the Company.

(a)    The Company agrees that, during the period from the date hereof through the earlier of the Effective Time or the date of termination of this Agreement, except for matters (i) undertaken with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), (ii) as set forth in Section 5.1 of the Company Disclosure Schedule, (iii) as expressly contemplated by this Agreement, (iv) as may be required to comply with any Law or Order, or (v) as required by the rules or regulations of Nasdaq, the Company shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to (x) conduct its business in the Ordinary Course of Business in all material respects (including any changes in their respective business practices adopted prior to the date hereof to address and adapt to COVID-19 and any COVID-19 Measures), (y) keep available the services of the current officers and key management employees of the Company and each of its Subsidiaries, and (z) to preserve the goodwill and current relationships of the Company and each of its Subsidiaries with key anticipated customers, key suppliers, key partners and other Persons with which the Company or any of its Subsidiaries has significant business relations.

(b)    Between the date of this Agreement and the earlier of the Effective Time and the date of termination of this Agreement, except for matters (i) undertaken with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), (ii) as set forth in Section 5.1 of the Company Disclosure Schedule, (iii) as contemplated or permitted by this Agreement, (iv) as may be required to comply with any Law or Order or (v) as required by the rules or regulations of Nasdaq, the Company shall not, nor shall it permit any of its Subsidiaries to, do any of the following:

(i)      Organizational Documents / Matters. Amend any of the Company Organizational Documents or restructure, reorganize, dissolve or liquidate the Company or any of its Subsidiaries or form any Subsidiary or enter into any new line of business or abandon or discontinue any existing line of business;

(ii)     Dividends. Make, declare or pay any dividend or distribution on any shares of its capital stock, other than dividends and distributions by wholly owned Subsidiaries of the Company;

(iii)    Capital Stock. Split, combine, reclassify, recapitalize or otherwise amend any terms of any shares or series of the Company’s or any of its Subsidiaries’ capital stock or equity interests, except for any such transaction by a wholly owned Subsidiary of the Company that remains a wholly owned Subsidiary of the Company after consummation of such transaction;

(iv)    Equity.

(A)    Purchase, repurchase, redeem or otherwise acquire any issued and outstanding share capital, outstanding shares of capital stock, membership interests or other equity interests of the Company or its Subsidiaries, except for (i) the acquisition by the Company of any Company Equity Award in connection with the forfeiture or cancellation of such Company Equity Award, (ii) transactions between the Company and any wholly owned Subsidiary of the Company or between wholly owned Subsidiaries of the Company or (iii) purchases or redemptions pursuant to exercises of Company Options issued and outstanding as of the date hereof or the withholding of shares to satisfy net settlement or Tax obligations with respect to equity awards in accordance with the terms of such equity awards existing on the date hereof;

(B)    issue, sell, pledge, dispose of, grant, transfer or encumber any shares of Company Capital Stock or other equity interests in the Company or any of its Subsidiaries, or any class, or securities convertible into, or exchangeable or exercisable for, any shares of Company Capital Stock or other equity interests, or any options, warrants or other rights of any kind to acquire any shares of Company Capital Stock or other equity interests or such convertible, exchangeable or exercisable securities of the Company or any of its Subsidiaries, other than (i) the issuance of shares of Company Common Stock in accordance with and as required by the Warrant Agreement or the FedEx Warrant or (ii) the issuance of shares of Company Common Stock upon the exercise of Company Options or settlement of Company RSUs outstanding as of the date hereof, provided, however, that such exercise shall be limited to the vested portion of such Company Options as of the time of such exercise and the Company shall not allow any early exercise of Company Options;

(v)      Acquisitions. Acquire by merger or consolidation with, or merge or consolidate with, or purchase any Person or acquire (including by merger, consolidation or acquisition of stock or assets), any assets, securities, businesses or properties, other than acquisitions of raw materials and other property in the Ordinary Course of Business and in amount not to exceed $250,000 in the aggregate;

(vi)     Material Contracts. Modify or terminate (other than expiration in accordance with its terms) any Material Contract or enter into any Contract, that if entered into prior to the date hereof would have been a Material Contract (other than purchase orders, invoices or statements of work entered into in the Ordinary Course of Business involving payments not in excess of $250,000);

(vii)    Material Assets. Sell, assign, transfer, convey, lease or otherwise dispose of any material tangible assets or properties of the Company or its Subsidiaries, except for (A) dispositions of obsolete or worthless equipment, (B) transactions among the Company and its wholly owned Subsidiaries or among its wholly owned Subsidiaries, (C) transactions in the Ordinary Course of Business to fulfill order obligations pursuant to customer orders existing as of the date hereof and customer orders that may be received in the Ordinary Course of Business following the date hereof and (D) transactions in the Ordinary Course of Business that represent a sale or transfer price of less than $250,000 individually and less than $500,000 in the aggregate;

(viii)    Real Property. Acquire any ownership interest in any real property;

(ix)      Employee Benefits. Except as otherwise required by applicable Law, existing Company Benefit Plans or any Material Contract, (A) grant or announce any cash- or equity or equity-based incentive awards, bonus, severance, retention, change in control or termination or similar pay, (B) hire or terminate the employment of any officers, directors or employees with an annual base salary or wage rate above $200,000, other than terminations of employment for cause or due to death or disability, (C) terminate, adopt, enter into or materially amend any Company Benefit Plan, (D) increase or decrease the compensation or benefits payable or that become payable to any employee, officer, director or other individual service provider with an annual base salary of $200,000 or more, except where such increase or decrease does not exceed ten percent (10%) of the annual base salary (E) establish any trust or take any other action to secure the payment of any compensation payable by the Company or any of the Company’s Subsidiaries for the benefit of any employee or other service provider of the Company or its Subsidiaries, or (F) take any action to accelerate the time of payment, vesting, exercisability or funding of any compensation or benefit payable by the Company or any of the Company’s Subsidiaries, except in the Ordinary Course of Business;

(x)       Indebtedness. Except as set forth on Section 5.1(b)(x) of the Company Disclosure Schedules, (A) Issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or any Subsidiary of the Company or otherwise incur or assume any Indebtedness, (B) guarantee any Indebtedness of another Person, except as issued or incurred between the Company and any of its wholly owned Subsidiaries or between any of such wholly owned Subsidiaries;

(xi)      Investments. Make any loans, advances or capital contributions to, or investments in, any other Person other than between the Company and any of its wholly owned Subsidiaries;

(xii)     Taxes. (A) Make, change or revoke any material election in respect of Taxes, (B) amend, modify or otherwise change any filed income or other material Tax Return, (C) adopt or request permission of any taxing authority to change any accounting method in respect of material Taxes, (D) enter into any closing agreement in respect of material Taxes executed on or prior to the Closing Date or enter into any material Tax sharing or similar agreement, (E) settle any claim or assessment in respect of material Taxes, (F) surrender or allow to expire any right to claim a refund of material Taxes or (G) consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of material Taxes or in respect to any material Tax attribute that would give rise to any claim or assessment of Taxes;

(xiii)    Dissolution. Adopt a plan of, or otherwise enter into or effect a, complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or its Subsidiaries;

(xiv)    Legal Proceedings. Waive, release, settle, compromise or otherwise resolve any inquiry, investigation, claim, action, litigation or other Legal Proceedings, except in the Ordinary Course of Business that (A) involve only the payment of monetary damages (excluding monetary damages that are fully covered by the Company’s insurance policies) in an amount less than $100,000 individually or $250,000 in the aggregate, (B) do not impose any injunctive or other non-monetary relief on the Company, (C) do not involve the admission of wrongdoing by the Company or any of its Subsidiaries and (D) do not relate to this Agreement or the Merger Transactions;

(xv)    Intellectual Property. (A) Enter into or become bound by any Material Contract, or modify, amend, renew or terminate any Material Contract, in each case related to the acquisition or disposition or granting of any rights to any Intellectual Property that is material to the Company and its Subsidiaries, or otherwise materially encumber any such Intellectual Property, (B) act or fail to act in any manner that would reasonably be expected to result in any loss, disposal of, abandonment, lapse, invalidity or unenforceability of any material rights to any Intellectual Property that is material to the Company and its Subsidiaries, or (C) disclose any material Trade Secret of the Company or its Subsidiaries to any Person, other than in the Ordinary Course of Business to Company Services Providers who have entered into a written confidentiality agreement or are otherwise subject to standard confidentiality obligations in accordance with procedures that are customarily used in the Company’s industry, in the case of each of (A) and (B), except in the Ordinary Course of Business;

(xvi)     Collective Bargaining. Enter into, modify, amend, renew or extend any Labor Agreement, other than as required by applicable Law, or recognize or certify any labor union, labor organization, or group of employees of the Company or its Subsidiaries as the bargaining representative for any employees of the Company or its Subsidiaries;

(xvii)    License. Terminate without replacement or fail to use reasonable efforts to maintain any License material to the conduct of the business of the Company and its Subsidiaries, taken as a whole;

(xviii)    Noncompetition. Limit the right of the Company or any of the Company’s Subsidiaries to engage in any line of business or in any geographic area, to develop, market or sell products or services, or to compete with any Person;

(xix)      Restrictive Covenants. Waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement, or other restrictive covenant obligation of any current or former employee or independent contractor or any other third party;

(xx)        Accounting Practices. Make any material change in accounting policies, practices, principles, methods or procedures, other than as required by GAAP or by a Governmental Authority;

(xxi)       Poison Pill. Enter into, adopt or authorize the adoption of any stockholder rights agreement (or similar plan commonly referred to as a “poison pill”); or

(xxii)      Related Actions. Agree, authorize or commit to do any of the foregoing.

Notwithstanding the foregoing, nothing contained in this Agreement shall give to Parent or Merger Sub, directly or indirectly, rights to control or direct the operations of the Company prior to the Effective Time. In addition, notwithstanding the foregoing, (x) no action or inaction by the Company with respect to matters specifically and directly addressed by any provision of this Section 5.1(b) may be deemed a breach of Section 5.1(a) unless such action constitutes a breach of such provision of Section 5.1(b) and (y) if the Company seeks the consent of Parent to take any action prohibited by this Section 5.1(b) and such consent is withheld by Parent, the failure to take such action will not be deemed to be a breach of Section 5.1(a).

5.2       Access to Information; Confidentiality.

(a)    Upon reasonable advance written or electronic notice, subject to applicable logistical restrictions or limitations as a result of COVID-19 reasonably implemented by the Company or any COVID-19 Measures (which, for the avoidance of doubt, will not derogate from the Company’s obligations under this Section 5.2 to the extent such obligations can be satisfied by electronic means) , the Company shall, and shall cause each of its Subsidiaries to, afford to Parent, Merger Sub and their respective Representatives reasonable access during normal business hours during the period from the date of this Agreement until the earlier of the Effective Time or the valid termination of this Agreement pursuant to Article VII, to all their respective properties, assets, books, contracts, commitments, personnel and records and, during such period, the Company shall, and shall cause each of its Subsidiaries to, furnish promptly to Parent: (i) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal or state securities Laws (except to the extent publicly available on the SEC’s “EDGAR” filing system); and (ii) all other information concerning its business, properties and personnel as Parent or Merger Sub may reasonably request (including Tax Returns filed and those in preparation and the workpapers of its auditors). Nothing herein shall require the Company or any of its Subsidiaries to provide such access or information to the extent that such action (A) would reasonably be expected to result in a waiver of attorney-client privilege, work product doctrine or similar privilege, (B) specifically relates to the evaluation, deliberation or minutes of the Company Board (or any committee or subcommittee thereof) related to the Merger Transactions, the strategic and financial alternatives process leading thereto, or any information or materials provided to the Company Board (or any committee or subcommittee thereof) in connection therewith or (C) would reasonably be expected to violate any applicable Law or any confidentiality obligation owing to a third party so long as the Company shall promptly notify Parent of any such confidentiality obligations or access restrictions and use commercially reasonable efforts to obtain the consent of such third party to provide such information and otherwise provide such access to Parent, if requested. No investigation pursuant to this Section 5.2 shall affect any representation or warranty in this Agreement of any party hereto or any condition to the obligations of the parties hereto. All requests for access pursuant to this Section 5.2 must be directed to the Chief Financial Officer of the Company or another person designated in writing by the Company. Notwithstanding anything herein to the contrary, Parent and Merger Sub shall not, and shall cause their respective representatives not to, contact any partner, customer or supplier of the Company in connection with the Merger or any of the other Merger Transactions without the Company’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), and Parent and Merger Sub acknowledge and agree that any such contact shall be arranged by and with a representative of the Company participating.

(b)    To the extent Parent requests further information or investigation of the basis of any potential violations of Law, including Customs & Trade Laws, Sanctions Laws and Anti-Bribery Laws, the Company shall, and shall cause its Subsidiaries to, cooperate with such request and make available any personnel or experts engaged by the Company or its Subsidiaries necessary to accommodate such request.

(c)    The Company shall (i) notify Parent in writing as promptly as reasonably practicable after learning of any Legal Proceeding by any Person initiated against the Company or any of its Subsidiaries or, to the Knowledge of the Company, threatened against the Company, any of its Subsidiaries or any of their respective Representatives in their capacity as such (a “New Litigation Claim”); (ii) notify Parent of ongoing material developments in any New Litigation Claim and any Legal Proceeding that was existing prior to the date hereof and (iii) consult in good faith with Parent regarding the conduct of the defense of any New Litigation

Claim and any Legal Proceeding that was existing prior to the date hereof. With respect to any New Litigation Claim against the Company or its directors or officers relating to this Agreement or the Merger Transactions, the Company shall consult with Parent and give Parent the opportunity to participate in the defense and settlement of any such litigation, and no such settlement shall be agreed to without Parent’s prior written consent (such consent not to be unreasonably withheld, delayed or conditioned). Without Parent’s prior written consent, the Company shall not (A) waive any provision of the Company Organizational Documents providing for the Court of Chancery of the State of Delaware as the exclusive forum for any such litigation or (B) consent to the selection of an alternative forum other than the Court of Chancery of the State of Delaware for any such litigation.

(d)    Information disclosed under this Section 5.2 and otherwise pursuant to this Agreement shall be governed under the Confidentiality Agreement, dated as of February 5, 2023, by and between SoftBank Group Corp. and the Company (the “Confidentiality Agreement”).

(e)    Nothing contained in this Agreement shall give Parent or Merger Sub, directly or indirectly, rights to control or direct the operations of the Company or any of its Subsidiaries before the Effective Time. Before the Effective Time, the Company shall, consistent with the terms and conditions of this Agreement, exercise complete control and supervision over the operations of the Company and its Subsidiaries.

5.3       No Solicitation.

(a)    The Company shall, and shall cause each of its Subsidiaries and direct each of its other Affiliates and Representatives to, immediately (i) cease and cause to be terminated any activities, discussions or negotiations with any Person (other than Parent and its Subsidiaries) with respect to any Takeover Proposal or any inquiry, proposal or offer that constitutes or could reasonably be expected to lead to a Takeover Proposal, (ii) terminate access by any Person (other than Parent and its Subsidiaries) to any physical or electronic data room relating to any Takeover Proposal or any inquiry, proposal or offer that constitutes or could reasonably be expected to lead to a Takeover Proposal, and (iii) request that each such Person promptly return or destroy all non-public information previously furnished to such Person or any of its Representatives. The Company shall not modify, amend, terminate, waive, release or assign, any provisions of any confidentiality or standstill agreement (or any similar agreement) to which the Company or any of its Subsidiaries is a party relating to any Takeover Proposal or any inquiry that constitutes or could reasonably be expected to lead to a Takeover Proposal and shall enforce the provisions of any such agreement, except that the Company shall be permitted on a confidential basis to release or waive any standstill obligations solely to the extent necessary to permit the other party thereto to submit a Takeover Proposal to the Company Board on a confidential basis.

(b)    From and after the date hereof until the Effective Time or, if earlier, the termination of this Agreement in accordance with Article VII, the Company shall not, and the Company shall cause each of its Subsidiaries and direct each of its other Affiliates and Representatives not to, directly or indirectly (i) solicit, initiate, or knowingly facilitate or encourage any inquiry, proposal or offer regarding, or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, a Takeover Proposal, (ii) enter into, continue or otherwise participate in any discussions or negotiations with, afford access to the business, properties, personnel of the Company or any non-public information of the Company to, any Person in connection with a Takeover Proposal or any inquiries that could be reasonably expected to lead to a Takeover Proposal (other than to state that the Company is not permitted to have discussions) or (iii) execute or enter into any letter of intent, agreement in principle or Contract with respect to a Takeover Proposal (other than an Acceptable Confidentiality Agreement in accordance with this Section 5.3) (or resolve to or publicly propose to do any of the foregoing).

(c)    Notwithstanding Section 5.3(b) or any other provision of this Agreement to the contrary (but subject to this Section 5.3(c)), at any time after the date hereof until the receipt of Company Stockholder Approval, if the Company receives a bona fide written Takeover Proposal (which was unsolicited and did not arise out of any breach of Section 5.3(a) or Section 5.3(b)), then following the receipt by the Company of such a written Takeover Proposal:

(i)     the Company and its Representatives shall be permitted to contact the Person making such Takeover Proposal, solely to clarify the terms of such Takeover Proposal; and

(ii)    if the Company Board determines in good faith (after consultation with its financial advisors and outside legal counsel) (A) that such Takeover Proposal constitutes or is reasonably expected to lead to a Superior Proposal and (B) that the failure to take the actions set forth in clauses (1) and (2) below with respect to such Takeover Proposal would be inconsistent with the Company Board’s fiduciary duties to the Company’s stockholders under applicable Law, then the Company may, in response to such Takeover Proposal, (1) furnish access and information with respect to the Company to the Person who has made such Takeover Proposal, and its Representatives, pursuant to an Acceptable Confidentiality Agreement, so long as any material non-public information provided under this clause (1) has previously been provided to Parent or is provided to Parent substantially concurrently with the time it is provided to such Person, and (2) participate in discussions and negotiations with such Person regarding such Takeover Proposal.

(d)    Except to the extent the Company is prohibited from giving Parent such notice by any confidentiality agreement in effect as of the date hereof, from and after the date of this Agreement until the Effective Time, the Company shall advise Parent in writing of (i) the receipt (orally or in writing) of any Takeover Proposal or any inquiry, offer or proposal that would reasonably be expected to lead to a Takeover Proposal, specifying the terms and conditions thereof (including the identity of the Person making such Takeover Proposal or inquiry and each Person controlling such Person), and (ii) shall thereafter keep Parent reasonably informed of any changes or modifications to the financial or other material terms and conditions of such Takeover Proposal or inquiry, offer or proposal, in each case also providing to Parent a copy of each written Takeover Proposal or inquiry, offer or proposal and any written changes or modifications thereto containing any terms or conditions of any proposals or proposed transaction agreements (including all schedules and exhibits thereto) relating to any Takeover Proposal or inquiry, offer or proposal, in each case as soon as practicable and in any event within twenty-four (24) hours after the Company’s receipt thereof.

(e)    Except as set forth in Section 5.3(f) and Section 5.3(g), neither the Company Board nor any committee (including the Special Committee) thereof shall (i) fail to make, withdraw, qualify, modify or amend, or agree to or publicly propose to withdraw, qualify, modify or amend, the Company Board Recommendation in any manner adverse to Parent (it being understood that it shall be considered an Adverse Recommendation Change if any Takeover Proposal structured as a tender or exchange offer is commenced and the Company Board, including the Special Committee, fails to publicly (x) recommend against the acceptance of such tender or exchange offer by the holders of Company Common Stock, and (y) reaffirm the Company Board Recommendation, in each case within ten (10) Business Days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act), (ii) approve, recommend, or declare advisable or publicly propose to approve, recommend, or declare advisable, a Takeover Proposal (any action described in clauses (i) or (ii) being referred to as an “Adverse Recommendation Change”), (iii) fail to (1) publicly and without qualification recommend against any Takeover Proposal within ten (10) Business Days after such Takeover Proposal is made public (or such fewer number of days as remains prior to the Company Meeting so long as such request is made at least one (1) Business Day prior to the Company Meeting), or (2) fail to reaffirm the Company Board Recommendation within ten (10) Business Days after any request by Parent to do so (or such fewer number of days as remains prior to the Company Meeting so long as such request is made at least one (1) Business Day prior to the Company Meeting), (iv) fail to include the Company Board Recommendation in the Proxy Statement or (v) approve, recommend or allow the Company or any of its Subsidiaries to enter into any Contract relating to a Takeover Proposal (other than an Acceptable Confidentiality Agreement) (an “Acquisition Agreement”).

(f)    Notwithstanding anything to the contrary in Section 5.3(c) and Section 5.3(e), the Company Board may, at any time before the receipt of Company Stockholder Approval, in response to a Superior Proposal received by the Company Board after the date of this Agreement, make an Adverse Recommendation Change and terminate this Agreement pursuant to Section 7.4(a), but only if:

(i)      the Superior Proposal did not arise from a breach by the Company or any of its Subsidiaries of any of the provisions of this Section 5.3;

(ii)     the Company Board has determined in good faith, after consultation with outside legal and financial advisors, that failure to do so would be inconsistent with the Company Board’s fiduciary obligations to the Company’s stockholders under applicable Law;

(iii)    the Company shall have first provided at least four (4) Business Days’ prior written notice (the “Notice Period”) to Parent that the Company is prepared to make an Adverse Recommendation Change and terminate this Agreement to enter into an Acquisition Agreement with respect to a Superior Proposal, which notice shall include a copy of the written definitive agreements (including all exhibits and schedules) providing for the transaction that constitutes such Superior Proposal;

(iv)    during the Notice Period, the Company has negotiated with Parent in good faith (if requested by Parent) to enable Parent to propose in writing such adjustments in the terms and conditions of the documents related to the transactions hereunder (collectively, the “Transaction Documents”) so that such Superior Proposal no longer constitutes a Superior Proposal; and

(v)    following the end of the Notice Period (it being understood and agreed that any material change to the financial or other terms and conditions of such Superior Proposal shall require an additional notice to Parent and a new three (3) Business Day period), and after considering such negotiations and any adjustments in the terms and conditions of the Transaction Documents that have been agreed to in writing by Parent, the Company Board has determined in good faith, after consultation with its financial advisor and outside legal counsel, that such Superior Proposal continues to constitute a Superior Proposal and that failure to make an Adverse Recommendation Change would be inconsistent with its fiduciary duties pursuant to applicable Law.

(g)    Notwithstanding anything to the contrary in this Agreement, the Company Board may, at any time before the receipt of Company Stockholder Approval, make an Adverse Recommendation Change in response to an Intervening Event, but only if:

(i)      the Company Board has determined in good faith (and upon the recommendation of the Special Committee), after consultation with its outside legal counsel, that failure to do so would be inconsistent with the Company Board’s fiduciary obligations to the Company’s stockholders under applicable Law;

(ii)     the Company shall have first provided prior written notice to Parent for at least the duration of the Notice Period that the Company is prepared to make an Adverse Recommendation Change in response to such Intervening Event, which notice shall specify in reasonable detail the Intervening Event that renders an Adverse Recommendation Change necessary;

(iii)    during the Notice Period, the Company has negotiated with Parent in good faith (if requested by Parent) to enable Parent to propose in writing such adjustments in the terms and conditions of the Transaction Documents so that the Company Board would no longer determine that the failure to make an Adverse Recommendation Change would be inconsistent with its fiduciary obligations to the Company’s stockholders under applicable Law; and

(iv)    following the end of the Notice Period (it being understood and agreed that any material change to the conditions constituting such Intervening Event shall require an additional notice to Parent and a new three Business Day period), and after considering such negotiations and any adjustments in the terms and conditions of the Transaction Documents that have been agreed to in writing by Parent, the Company Board has determined, after consultation with its outside legal counsel, that the failure to make such Adverse Recommendation Change continues to be inconsistent with the Company Board’s fiduciary obligations to the Company’s stockholders under applicable Law.

(h)    Nothing contained in this Section 5.3 or elsewhere in this Agreement shall prohibit the Company, the Company Board, the Special Committee or any other committee or subcommittee of the Company Board from (i) complying with Rules 14d-9 and 14e-2(a) or Item 1012(a) of Regulation M-A promulgated under the Exchange Act. Any such disclosure (other than a “stop, look and listen” communication or similar communication of the type contemplated by section 14d-9(f) under the Exchange Act) shall be deemed to be an Adverse Recommendation Change unless in such disclosure the Company Board expressly reaffirms the Company Board Recommendation or (ii) making any disclosure to the stockholders of the Company that is required by applicable Law. For the avoidance of doubt, in no event shall the issuance of a “stop, look and listen” statement (or other similar statement pursuant to any requirement of applicable Law), taken by itself, be deemed to be an Adverse Recommendation Change.

5.4       Employee Matters.

(a)    Unless requested by Parent not to take such action at least five (5) Business Days prior to the Closing, the Company Board shall adopt a resolution terminating the Company 401(k) Plan (and any other plan maintained by the Company or any member of the “controlled group” that is intended to be qualified under Code Section 401(a) and includes a cash or deferred arrangement intended to qualify under Code Section 401(k)) effective as of the day prior to the Closing and shall provide evidence of such termination acceptable to Parent prior to the Closing; provided, that any amendment, suspension or termination of the Company 401(k) plan shall not impact the benefits required to be provided pursuant to Section 5.4(c). Parent shall (i) allow eligible rollover contributions to the Parent 401(k) Plan of account balances (in cash) under the Company 401(k) Plan and (ii) use reasonable best efforts to accommodate eligible rollover contributions to the Parent 401(k) Plan of account balances in loan notes evidencing loans to Continuing Employees as of the date of distribution, in each case from the Company 401(k) Plan as soon as practicable following the Closing Date. Immediately prior to the termination of the Company 401(k) Plan, the Company will have made all necessary payments to fund the contributions: (i) necessary or required to maintain the tax-qualified status of each such plan; (ii) for elective deferrals made pursuant to each such plan for the period prior to termination; and (iii) for any employer contributions (including any matching contributions) for the period prior to termination.

(b)    Each employee of the Company or any of its Subsidiaries who becomes or remains, as applicable, an employee of Parent, the Surviving Corporation or any of their Subsidiaries on and following the Effective Time (each, a “Continuing Employee” and collectively, the “Continuing Employees”) shall be given credit for service with the Company or its Subsidiaries for purposes of participation in any applicable benefit programs of Parent or its Subsidiaries except for paid time-off. From and after the Effective Time, Parent shall or shall cause its Subsidiaries (including the Surviving Corporation) to use commercially reasonable efforts to, (i) cause any pre-existing conditions or limitations and eligibility waiting periods under any U.S. group health plans of Parent or its Subsidiaries to be waived with respect to the Continuing Employees and their eligible dependents and (ii) give each of the Continuing Employees located in the United States credit for the plan year in which the Effective Time occurs toward applicable deductibles and annual out of pocket limits for expenses incurred prior to the Effective Time for which payment has been made.

(c)    Parent agrees that each Continuing Employee shall, during the period commencing at the Effective Time and ending on the first anniversary of the Closing Date, be provided with (i) an annual rate of base salary or base wage and a target annual cash bonus opportunity that is no less favorable in the aggregate than the annual rate of base salary or base wage and a target annual cash bonus opportunity provided to such Continuing Employee by the Company or any of its Subsidiaries immediately prior to the Effective Time and (ii) other benefits (excluding any equity-based compensation, change of control, transaction or retention bonuses, pension, or deferred compensation benefits) that are substantially comparable in the aggregate to those provided to such Continuing Employee by the Company or any of its Subsidiaries immediately prior to the Effective Time.

(d)    Nothing in this Section 5.4, whether express or implied, shall confer upon any current or former employee of the Company, Parent, the Surviving Corporation or any of their respective Subsidiaries or Affiliates, any rights or remedies including any right to employment or continued employment for any specified period, of any nature or kind whatsoever under or by reason of this Section 5.4, and for the avoidance of doubt, nothing herein will preclude the Parent, the Surviving Corporation or their respective Subsidiaries or Affiliates from terminating the employment of any Continuing Employee at any time and for any reason. No provision of this Section 5.4 is intended to modify, amend or create any employee benefit plan of the Company, Parent, Surviving Corporation or any of their respective Subsidiaries or Affiliates.

5.5       Indemnification, Exculpation and Insurance.

(a)    Parent and Merger Sub agree that all rights to indemnification, exculpation, and advancement of expenses existing in favor of the current or former directors and officers of the Company as provided in the Company Organizational Documents or any Contract of the Company or its Subsidiaries in effect as of the date of this Agreement and set forth in Section 5.5 of the Company Disclosure Schedule for acts or omissions occurring prior to the Effective Time, including in respect of the Merger Transactions, shall be assumed and performed by the Surviving Corporation and shall continue in full force and effect until the later of six years after the Effective Time or the expiration of the applicable statute of limitations with respect to any such claims against directors or officers of the Company arising out of such acts or omissions, except as otherwise required by applicable Law.

(b)    For six (6) years after the Effective Time, Parent shall, and shall cause the Surviving Corporation to, maintain officers’ and directors’ liability and fiduciary liability insurance in respect of acts, errors or omissions occurring on or before the Effective Time, including in respect of the Merger Transactions, covering each such person currently covered by the Company’s officers’ and directors’ liability and fiduciary liability insurance policies on terms with respect to coverage and amount no less favorable than those of such policies in effect on the date hereof. The provisions of the immediately preceding sentence shall be deemed to have been satisfied if, at or prior to the Effective Time, the Company shall purchase six (6) year prepaid “tail” policies on terms and conditions providing coverage retentions, limits and other material terms no less favorable than the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by the Company with respect to matters arising at or prior to the Effective Time, except that the Company may not commit or spend on such “tail” policies annual premiums in excess of 350% of the annual premiums paid by the Company in its last full fiscal year prior to the date hereof for the Company’s current policies of directors’ and officers’ liability insurance and fiduciary liability insurance (the “Base Amount”), and if such premiums for such “tail” policies would exceed 350% of the Base Amount, then the Company shall purchase policies that provide the maximum coverage available at an annual premium equal to 350% of the Base Amount. The Company shall in good faith cooperate with Parent prior to the Effective Time with respect to the procurement of such “tail” policies, including with respect to the selection of the broker, available policy price and coverage options. Parent shall cause the Surviving Corporation to maintain such policies in full force and effect for their full term, and continue to honor the obligations thereunder.

(c)    In the event that Parent, the Surviving Corporation or any of its successors or assigns shall (i) consolidate with or merge into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfer all or substantially all its properties and assets to any Person then, and in each such case, Parent shall cause proper provision to be made so that the successor and assign of Parent or the Surviving Corporation assumes the obligations set forth in this Section 5.5.

5.6       Commercially Reasonable Efforts. Upon the terms and subject to the conditions set forth in this Agreement and in accordance with applicable Law, each of the parties to this Agreement shall use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to ensure that, as promptly as practicable, the conditions set forth in Article VI are satisfied and to consummate the Merger Transactions as promptly as practicable, including by preparing and filing promptly and fully all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents. If requested by Parent, the Company shall use commercially reasonable efforts to cause each Continuing Employee designated by Parent to accept and sign an offer letter or employment agreement and a proprietary information and invention assignment agreement, in each case, in the form provided by Parent, in respect of the employment of the applicable Continuing Employee with the Parent or one of the Subsidiaries of Parent following the Effective Time.

5.7       Consents; Filings; Further Action.

(a)    Upon the terms and subject to the conditions of this Agreement and in accordance with applicable Law, each of the parties to this Agreement shall use its reasonable best efforts to promptly (i) obtain any consents, approvals, registrations, waivers, permits, orders or other authorizations from, and make any filings and notifications with, any Governmental Authority or third party necessary, proper or advisable under applicable Law to consummate the Merger Transactions, (ii) make any other submissions necessary, proper or advisable in connection with the Merger Transactions under the Securities Act, the Exchange Act, the HSR Act, the DGCL, the ICA and the Nasdaq rules and regulations and any other applicable Law and (iii) take or cause to be taken all other actions necessary, proper or advisable consistent with this Section 5.7 to cause the expiration of the applicable waiting periods, or receipt of required consents, approvals or authorizations, as applicable, under such Laws. Parent and the Company shall cooperate and consult with each other in connection with the making of all such filings and notifications, including by providing copies of all relevant documents to the non-filing party and its advisors before filing.

(b)    As promptly as practicable after the date of this Agreement (and in no event later than the date that is ten (10) Business Days after the date hereof), each of Parent and the Company shall file any Notification and Report Forms and related material required to be filed by it with the FTC and the United States Department of Justice, as applicable, with respect to the Merger Transactions (which shall request the early termination of any waiting period applicable to the Merger Transactions under the HSR Act), and shall promptly make any further filings pursuant thereto that may be necessary, proper or advisable.

(c)    As promptly as practicable after the date of this Agreement (and in no event later than the date that is thirty (30) calendar days after the date hereof), Merger Sub shall file the ICA Notice, and it and Parent shall promptly make any further filings pursuant thereto that may be necessary, proper or advisable.

(d)    Each of Parent and the Company shall promptly inform the other party upon receipt of any communication from any Governmental Authority regarding the Merger Transactions. If Parent or the Company receives a request for additional information from any Governmental Authority that is related to the Merger Transactions, then such party shall endeavor in good faith to make, or cause to be made, to the extent practicable and after consultation with the other party, an appropriate response to such request as promptly as reasonably practicable. Each of Parent and the Company shall use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable (including making any filings or notices required or requested by any Governmental Authority) under applicable Laws to consummate and make effective the Merger Transactions as expeditiously as practicable. No party shall participate in any meeting or engage in any material substantive conversation with any Governmental Authority related to the Merger Transactions without giving the other party prior notice of the meeting or conversation and, subject to applicable privilege and consistent with any direction or instruction from such Governmental Authority, the opportunity to attend and participate. Parent shall advise the Company promptly of any understandings, undertakings or agreements (oral or written) which Parent proposes to make or enter into with any Governmental Authority in connection with the Merger Transactions.

(e)    Parent, Merger Sub and the Company shall exercise reasonable best efforts to resolve or defend against such objections, if any, as the FTC, the United States Department of Justice or any other Governmental Authority may assert with respect to the Merger Transactions and to obtain the ICA Clearance, any clearance required under the HSR Act, or any other approval, consent or authorization necessary under applicable Law for the consummation of the Merger Transactions. Notwithstanding anything to the contrary in this Agreement, Parent and the Company shall take any of the following actions to the extent necessary or appropriate to obtain the approval of any Governmental Authority with jurisdiction over the enforcement of the HSR Act regarding the Merger Transactions: (A) enter into negotiations; (B) provide information required by Law; and (C) substantially comply with any supplemental request for information in accordance with the HSR Act. Notwithstanding anything to the contrary in this Agreement, Parent and its Affiliates shall have no obligation to: (A) litigate or contest any Legal Proceeding or Order; (B) sell, license, divest, dispose or hold separate any assets, entities or businesses (including, after the Effective Time, of the Surviving Corporation or any of its Subsidiaries); (C) terminate, amend or assign existing relationships or contractual rights or obligations; or (D) otherwise take actions that would limit its freedom of action with respect to, or its ability to retain, one or more of its respective businesses, assets or rights or interests therein (including the Surviving Corporation or any of its Subsidiaries).

(f)    Parent shall, in consultation with the Company, determine strategy, lead all proceedings and coordinate all activities with respect to seeking any actions, consents, approvals or waivers of any Governmental Authority, and the Company shall take such actions as reasonably requested by Parent in connection with obtaining such consents, approvals or waivers. Parent shall not require the Company or its Subsidiaries to, and the Company and its Subsidiaries shall not be required to, take any action with respect to any Order or any applicable Law which would bind the Company or its Subsidiaries prior to the Effective Time or in the event the Merger does not occur.

5.8       Public Announcements. The parties have agreed upon the initial joint press release and other public communications with respect to the execution of this Agreement, and will issue such press release and public communications promptly following the execution of this Agreement (the “Joint Communications”). Other than the Joint Communications, the parties shall not, and shall cause each of their respective Affiliates and its and their respective Representatives not to, issue any press release or other public communications relating to the terms of this Agreement or the Merger Transactions, without the prior written approval of the other parties (such consent not to be unreasonably withheld, conditioned or delayed), unless (i) such party determines after consultation with outside counsel that it is required by applicable Law (in which event written notice to that effect shall be first delivered to the other parties prior to any such disclosure), or (ii) that it consists solely of information previously disclosed in all material respects in previous press releases and public communications in compliance with this Section 5.8. Notwithstanding anything to the contrary contained herein or in the Confidentiality Agreement, each of Parent and the Company (and their respective Affiliates) may make such public communications regarding this Agreement or the Merger Transactions as it may determine, (A) after consultation with outside counsel, is reasonably appropriate to comply with the rules of the Tokyo Stock Exchange or NASDAQ; or (B) are in response to specific questions by the press, analysts, investors or those attending industry conferences or financial analyst conference calls, so long as any such statements consist solely of information previously disclosed in all material respects in previous press releases, public disclosures or public statements made by the parties in compliance with this Section 5.8 and do not reveal material, non-public information regarding the other parties, this Agreement or the Transactions. Furthermore, Parent may make such public communications as it determines reasonably appropriate subject to prior consultation with the Company and compliance with the terms of the Confidentiality Agreement. For the avoidance of doubt, any public filings providing notice to or seeking approval from any Governmental Entity made pursuant to Section 5.7 shall be governed by Section 5.7 and not this Section 5.8. Notwithstanding the foregoing, the restrictions set forth in this Section 5.8 shall not apply to any public release or public announcement made or proposed to be made by the Company to effect an Adverse Recommendation Change in accordance with Section 5.3.

5.9       Fees and Expenses. Except as explicitly provided for otherwise in this Agreement, whether or not the Merger is consummated, all expenses (including those payable to Representatives) incurred by any party to this Agreement or on its behalf in connection with this

Agreement and the Merger Transactions (“Expenses”) shall be paid by the party incurring those Expenses. For the avoidance of doubt, Parent shall pay all filing fees payable for filings required or otherwise made pursuant to the HSR Act or any other antitrust laws, and the Company shall not be required to pay any fees or other payments to any Governmental Authority in connection with any filings under the HSR Act or such other filings as may be required under applicable antitrust laws in connection with the Merger or the other Merger Transactions.

5.10     Rule 16b-3. Prior to the Effective Time, the Company shall (and shall be permitted to) take such steps as may be reasonably required or advisable to cause dispositions of the Company’s equity securities (including derivative securities) pursuant to the Merger by each individual who is a director or officer of the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

5.11     Notification of Certain Matters. Prior to the Effective Time, the Company shall give prompt notice to Parent of (a) any Legal Proceedings commenced or, to the Knowledge of the Company, threatened against the Company which relates to this Agreement or the Merger Transactions and (b) any known fact, event or circumstance that would reasonably be likely to result in the failure of any of the conditions set forth in Article VI to be satisfied. No such notification (or failure to provide such notification) shall constitute a breach of this Agreement or affect any of the representations, warranties, covenants, rights or remedies, or the conditions to the obligations of, the parties hereunder.

5.12     Delisting. The Surviving Corporation shall cause the Company Common Stock to be de-listed from Nasdaq and de-registered under the Exchange Act as promptly as practicable following the Effective Time.

5.13     SEC Filings; Other Actions.

(a)    As promptly as reasonably practicable after the execution of this Agreement, the Company shall use reasonable best efforts to prepare and file a proxy statement with the SEC in preliminary form relating to the Company Meeting (such proxy statement, including any amendment or supplement thereto, the “Proxy Statement”), which shall, unless the Company Board shall have made an Adverse Recommendation Change in compliance with Section 5.3, include the Company Board Recommendation. Parent and Merger Sub, and their counsel, shall be given a reasonable opportunity to review and comment on the Proxy Statement, including all amendments and supplements thereto, before it (or such amendment or supplement) is filed with the SEC or disseminating any such documents or any responses relating to such documents to the Company Stockholders, and the Company shall give due consideration in good faith to any additions, deletions or changes suggested thereto by Parent and Merger Sub or their counsel. Parent and Merger Sub shall furnish all information that is customarily included in a proxy statement prepared in connection with transactions of the type contemplated by this Agreement concerning themselves and their affiliates as promptly as practicable after the date hereof.

(b)    The Company, Parent and Merger Sub shall cooperate to, concurrently with the preparation and filing of the Proxy Statement, jointly prepare and file with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3 (such transaction statement, including any amendment or supplement thereto, the “Schedule 13E-3”) relating to the transactions contemplated by this Agreement. The Company shall provide the Parent and Merger Sub with a reasonable opportunity to review and comment on the Schedule 13E-3, including all amendments and supplements thereto, prior to filing the Schedule 13E-3 (or such amendment or supplement) with the SEC, and the Company shall give due consideration in good faith to any additions, deletions or changes suggested thereto by Parent and Merger Sub or their counsel.

(c)    The Company shall promptly notify Parent and Merger Sub, and Parent and Merger Sub shall promptly notify the Company, as applicable, of the receipt of all comments from the SEC with respect to the Proxy Statement or Schedule 13E-3 and of any request by the SEC for any amendment or supplement thereto or for additional information and shall reasonably promptly provide the other party and its counsel with copies of any written comments and a summary of any oral comments that such party or any of its Representatives receive from the SEC or its staff with respect to the Proxy Statement or the Schedule 13E-3, as applicable, as promptly as practicable after receipt of such comments, and any written or oral responses thereto. Each of the Company, Parent and Merger Sub shall provide the other parties and their respective outside legal counsel with a reasonable opportunity to review any such responses and the Company shall give due consideration in good faith to the additions, deletions or changes suggested thereto by Parent and Merger Sub and their counsel. Each of the Company, Parent and Merger Sub shall provide the other parties and their respective outside legal counsel and other Representatives a reasonable opportunity to participate in any discussions or meetings with the SEC with respect to the Proxy Statement or the Schedule 13E-3, as applicable. The Company, Parent and Merger Sub shall use all commercially reasonable efforts to respond as promptly as practicable to comments by the SEC staff in respect of the Proxy Statement or the Schedule 13E-3, and the Company shall cause the definitive Proxy Statement and Schedule 13E-3 to be mailed to the Company Stockholders as of the record date established for the Company Meeting as promptly as possible after confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement (such date, the “SEC Clearance Date”).

(d)    The Company agrees, as to itself and its Subsidiaries, that the Proxy Statement will comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder. The Company, Parent and Merger Sub agree, as to themselves and their Affiliates, that the Schedule 13E-3 will comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder. The Company, Parent and Merger Sub shall ensure that none of the information supplied by it for inclusion or incorporation by reference in the Proxy Statement or Schedule 13E-3 will, at the date of mailing to stockholders of the Company or at the time of the Company Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that (i) the Company assumes no responsibility with respect to information supplied by or on behalf of Parent, Merger Sub, their respective Affiliates or its or their respective Representatives for inclusion or incorporation by reference in the Proxy Statement or Schedule 13E-3 and (ii) Parent and Merger Sub assume no responsibility with respect to information supplied by or on behalf of the Company, its Affiliates or its or their respective Representatives for inclusion or incorporation by reference in the Proxy Statement or Schedule 13E-3. If at any time prior to the Company Meeting, any information relating to the Company, Parent or Merger Sub, or any of their respective Affiliates or its or their respective Representatives, should be discovered by a party, which information should be set forth in an amendment or supplement to the Proxy Statement or Schedule 13E-3, as applicable, so that either the Proxy Statement or Schedule 13E-3 would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall as promptly as practicable following such discovery notify the other party or parties (as the case may be) and after such notification, as and to the extent required by applicable Law, (A) the Company shall promptly prepare (with the assistance of Parent and Merger Sub as provided for in this Section 5.13) an amendment or supplement to the Proxy Statement, (B) the Company, Parent and Merger Sub shall promptly prepare an amendment or supplement to the Schedule 13E-3 and/or (C) the Company shall cause the Proxy Statement or Schedule 13E-3 as so amended or supplemented to be filed with the SEC and to be disseminated to its stockholders.

(e)    Unless this Agreement is terminated in accordance with its terms, the Company shall (i) as promptly as reasonably practicable take all action necessary in accordance with the DGCL, the Company Organizational Documents to duly call, give notice of, convene and hold a meeting of the Company Stockholders as promptly as reasonably practicable after the SEC Clearance Date (which meeting shall in no event be scheduled initially for a date that is later than the 35th day following the first mailing of the Proxy Statement to the stockholders of the Company without the written consent of Parent), for the purpose of obtaining the Company Stockholder Approval and the Amendment Approval (the “Company Meeting”), and (ii) subject to an Adverse Recommendation Change in compliance with Section 5.3, shall include the Company Board Recommendation in the Proxy Statement and use all commercially reasonable efforts to solicit from the Company Stockholders proxies in favor of the adoption of this Agreement and the Merger Transactions, and obtain the Company Stockholder Approval, and shall not postpone or adjourn the Company Meeting, except to the extent advised by counsel to be necessary to comply with Law or pursuant to the following sentence. The Company may postpone or adjourn the Company Meeting from time to time (A) with the consent of Parent, (B) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Company Board (after consultation with outside legal counsel) has determined in good faith is necessary or advisable and for such supplemental or amended disclosure to be disseminated and reviewed by the Company Stockholders prior to the Company Meeting, (C) to solicit additional proxies, if the Company reasonably believes there will be insufficient shares of capital stock of the Company represented (either in person or by proxy) to constitute a quorum necessary either to conduct the business of the Company Meeting or to obtain the Company Stockholder Approval (it being understood that the Company may not postpone or adjourn the Company Meeting on more than two (2) occasions or for more than two (2) months in the aggregate pursuant to this Section 5.13(e) without Parent’s prior written consent) or (D) if required by Law; provided, however, that no such postponement or adjournment shall delay the Company Meeting by more than ten (10) calendar days from the prior-scheduled date or to a date on or after the fifth (5th) Business Day preceding the Outside Date. The Company shall provide Parent and Merger Sub with a reasonable opportunity to review drafts of any documents related to the Company Meeting and will consider in good faith any comments provided by Parent and Merger Sub or their counsel in connection with such review.

5.14     Takeover Laws. The Company shall (a) take all action necessary to ensure that no Takeover Law is or becomes applicable to any of the Merger Transactions and refrain from taking any actions that would cause the applicability of such Laws and (b) if the restrictions of any Takeover Law become applicable to any of the Merger Transactions, take all action necessary to ensure that the Merger Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise minimize the effect of such Takeover Law on the Merger Transactions.

5.15     Interim Operations of Merger Sub. During the period from the date hereof through the earlier of the Effective Time or the date of termination of this Agreement, Merger Sub shall not engage in any activities of any nature except as provided in or contemplated by this Agreement.

ARTICLE VI

CONDITIONS

6.1       Conditions to Each Party’s Obligation to Effect the Merger. The respective obligations of each party to this Agreement to effect the Merger are subject to the satisfaction or waiver on or before the Effective Time of each of the following conditions:

(a)    Company Stockholder Approval. The Company Stockholder Approval shall have been obtained.

(b)    No Orders. No Law or Order shall be in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting consummation of the Merger shall have been issued by any Governmental Authority of competent jurisdiction.

(c)    Governmental Consents. The waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated.

(d)    ICA Clearance. Merger Sub shall have received the ICA Clearance.

6.2       Conditions to Parent’s Obligation to Effect the Merger. The obligations of Parent and Merger Sub to effect the Merger are subject to the satisfaction or waiver on or before the Effective Time of each of the following conditions:

(a)    Representations and Warranties. The representations and warranties of the Company:

(i)    set forth in Section 3.4 (Capitalization) shall be true and correct in all respects, other than inaccuracies that are de minimis in amount (meaning that such inaccuracies, collectively, would not result in any increase in the aggregate consideration payable by Parent and Merger Sub as contemplated by Article I and Article II of this Agreement other than a de minimis increase), as of the date of the Agreement and as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date);

(ii)    set forth in Section 3.1 (Organization and Good Standing), Section 3.2 (Corporate Authorization), Section 3.21 (Brokers and Financial Advisors), Section 3.25 (State Takeover Laws), Section 3.26 (No Rights Agreement) and Section 3.30 (Opinion of Financial Advisor) (disregarding all qualifications or limitations as to “materiality,” “Company Material Adverse Effect” and words of similar import set forth therein) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date); and

(iii)    set forth in this Agreement, other than those sections specifically identified in clauses (i) and (ii) of this paragraph (a), shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “Company Material Adverse Effect” and words of similar import set forth therein) as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except, in the case of this clause (iii), where the failure to be true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect.

(b)    Compliance with Covenants. The Company shall have performed and complied in all material respects with all obligations, covenants and agreements required to be performed or complied with by it under this Agreement at or prior to the Closing.

(c)    Company Material Adverse Effect Condition. A Company Material Adverse Effect shall not have occurred after the date of this Agreement.

(d)    Certificate. Parent shall have received a certificate dated as of the Closing Date and signed on behalf of the Company by the CEO or CFO of the Company, certifying that the conditions set forth in clause (a), (b) and (c) have been satisfied.

(e)    Termination of Agreements. The Company shall have terminated each of those agreements listed on Section 6.2(e) of the Company Disclosure Schedule, effective as of and contingent upon the Closing.

(f)    D&O Resignation. Parent and Merger Sub shall have received a resignation letter (in a form reasonably acceptable to Parent) from each officer and director of the Company, if and as requested by Parent, effectuating the resignation of such officer or director as an officer and/or member of the Company Board, as applicable, effective as of the Effective Time.

6.3       Conditions to the Company’s Obligations to Effect the Merger. The obligations of the Company to effect the Merger are subject to the satisfaction or waiver on or before the Effective Time of each of the following conditions:

(a)    Each representation and warranty of Parent and Merger Sub contained in this Agreement (disregarding all qualifications or limitations as to “materiality,” “Company Material Adverse Effect” and words of similar import set forth therein), shall be true and correct at and as of the date of the Agreement and as of the Closing Date as though made on the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure to be true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect.

(b)    Parent and Merger Sub shall have performed or complied in all material respects with all obligations, covenants and agreements required to be performed or complied with by them under this Agreement at or prior to the Closing.

(c)    Parent shall have delivered to the Company a certificate, dated the Closing Date and signed by an authorized signatory of Parent, certifying to the effect that the conditions set forth in Sections 6.3(a) and 6.3(b) have been satisfied.

ARTICLE VII

TERMINATION, AMENDMENT AND WAIVER

7.1       Termination by Mutual Consent. This Agreement may be terminated and the Merger Transactions abandoned by mutual written consent of Parent (and for all purposes under this Article VII, any termination by Parent also being an effective termination by Merger Sub) and the Company.

7.2       Termination by Either Parent or the Company. This Agreement may be terminated and the Merger Transactions abandoned by either Parent or the Company upon written notice to the other party:

(a)    at any time after 12:01 a.m. Eastern Time on December 24, 2023 (as such date may be extended pursuant to the following proviso, the “Outside Date”) if the Effective Time shall not have occurred on or before the Outside Date; provided, that the Outside Date shall be automatically extended to 12:01 a.m. Eastern Time on March 24, 2024 if the condition set forth in Section 6.1(b) and 6.1(c) (but solely if the injunction or other Order relates to antitrust laws) or Section 6.1(c) (including as a result of a Government Shutdown) shall not have been satisfied by the Outside Date and all other conditions set forth on Article VI have been satisfied or waived by the applicable party; provided, further, that the right to terminate this Agreement under this Section 7.2(a) shall not be available to any party to this Agreement if the failure of such party to perform any of its covenants or agreements under this Agreement that constitutes a material breach of this Agreement by such party has been a principal cause of the failure of the Effective Time to occur by the Outside Date;

(b)    if any Order having the effect set forth in Section 6.1(b) shall be in effect and shall have become final and nonappealable, except that the right to terminate this Agreement under this Section 7.2(b) shall not be available to any party to this Agreement whose breach of any representation, warranty, covenant or agreement set forth in this Agreement has been the proximate cause of, or resulted in, the issuance, promulgation, enforcement or entry of any such Order; or

(c)    if the Company Stockholder Approval shall not have been obtained upon a vote taken at the Company Meeting or any adjournment or postponement thereof at which a vote on the adoption of this Agreement is taken.

7.3       Termination by Parent. This Agreement may be terminated and the Merger Transactions abandoned by Parent:

(a)    if the Company breaches any of its representations or warranties, or fails to perform any of its covenants or agreements contained in this Agreement, and which breach or failure (i) would give rise to the failure of a condition set forth in Sections 6.2(a), 6.2(b) or 6.2(c) and (ii) by its nature cannot be cured or has not been cured by the Company by the earlier of (A) the Outside Date and (B) the date that is twenty (20) calendar days after the Company’s receipt of written notice of such breach from Parent, but only so long as neither Parent nor Merger Sub are then in material breach of their respective representations or warranties or materially failing to perform their respective covenants or agreements contained in this Agreement in a manner that would allow the Company to terminate this Agreement under Section 7.4(b); or

(b)    at any time before the receipt of the Company Stockholder Approval, (i) upon prior written notice to the Company if the Company Board, the Special Committee or any other committee of the Company Board shall have effected an Adverse Recommendation Change (provided that, any written notice, including pursuant to Section 5.3(f), of the Company’s intention to make an Adverse Recommendation Change in advance of making an Adverse Recommendation Change shall not result in Parent having any termination rights pursuant to this Section 7.3(b)(i) unless such written notice otherwise constitutes an Adverse Recommendation Change) or the Company Board has caused or permitted the Company to enter into an Acquisition Agreement with respect to a Superior Proposal or the Company enters into such Acquisition Agreement; provided, however, that Parent shall not be permitted to terminate this Agreement pursuant to this Section 7.3(b)(i) unless the notice of termination pursuant to this Section 7.3(b)(i) is delivered by Parent to the Company within five (5) Business Days following the occurrence of the event giving rise to Parent’s right to terminate this Agreement pursuant to this Section 7.3(b)(i), or (ii) if the Company shall have materially breached any of its obligations under Section 5.3.

7.4       Termination by the Company. This Agreement may be terminated and the Merger Transactions abandoned by the Company:

(a)    at any time before the receipt of the Company Stockholder Approval, in order to enter into an Acquisition Agreement in respect of a Superior Proposal pursuant to and in accordance with Section 5.3(f), so long as (i) substantially concurrently with such termination the Company pays the Termination Fee under Section 7.6(b)(i), (ii) substantially concurrently or immediately following such termination, the Company enters into a definitive Acquisition Agreement in respect of such Superior Proposal, and (iii) the Company has complied with its covenants and obligations under Sections 5.3(f) and 5.3(g),

(b)    if Parent or Merger Sub breaches any of their respective representations or warranties, or fails to perform any of their respective covenants or agreements contained in this Agreement, and which breach or failure (i) would, individually or when aggregated with any such other breaches of failures, result in a Parent Material Adverse Effect and (ii) by its nature cannot be cured or has not been cured by Parent or Merger Sub, as applicable, by the earlier of (A) the Outside Date and (B) the date that is twenty (20) calendar days after Parent’s receipt of written notice of such breach from the Company, but only so long as the Company is not then in material breach of its representations or warranties or materially failing to perform its covenants or agreements contained in this Agreement in a manner that would allow Parent to terminate this Agreement under Section 7.3(b).

7.5       Effect of Termination. In the event of termination of this Agreement as provided in this Article VII, notice thereof shall be given to the other party or parties hereto, specifying the provision hereof pursuant to which such termination is made, and this Agreement shall immediately become void and of no effect, without any Liability or obligation on the part of Parent, Merger Sub, the Company or their respective directors, officers and Affiliates, except that:

(a)    the Confidentiality Agreement, Section 5.2(d), Section 5.8, Section 5.9, this Section 7.5, Section 7.6 and Article VIII shall survive the termination hereof; and

(b)    no such termination shall relieve any party from any Liability resulting from a Willful and Material Breach of this Agreement or for fraud.

7.6       Fees Following Termination.

(a)    Except as set forth in this Section 7.6, all Expenses incurred in connection with this Agreement and the Merger Transactions shall be paid in accordance with the provisions of Section 5.9.

(b)    The Company shall pay, or cause to be paid, to Parent by wire transfer of immediately available funds an amount equal to the Termination Fee:

(i)      if this Agreement is terminated by the Company pursuant to Section 7.4(a), in which case payment shall be made concurrently with (and as a condition to) such termination;

(ii)     if this Agreement is terminated by Parent pursuant to (A) Section 7.3(b), or (B) Section 7.2(a) or Section 7.2(c), in either case, at a time when Parent would be permitted to terminate this Agreement pursuant to Section 7.3(b), in which case payment shall be made within two (2) Business Days following such termination; or

(iii)    if (A) following the date of this Agreement and prior to the time of termination of this Agreement, a bona fide Takeover Proposal shall have been publicly announced (and such Takeover Proposal shall not have been withdrawn prior to the time of the termination of this Agreement), (B) thereafter this Agreement is terminated by (x) either party pursuant to Section 7.2(c), (y) either party pursuant to Section 7.2(a), provided, that at such time Parent has complied with its obligations under this Agreement such that Parent would not be prohibited from terminating this Agreement pursuant to Section 7.2(a) or (z) Parent pursuant to Section 7.3(a), and (C) within twelve (12) months following the date of such termination the Company enters into a definitive Contract with respect to any Takeover Proposal or any Takeover Proposal is consummated, in each case whether or not involving the same Takeover Proposal or the Person making the Takeover Proposal referred to in clause (A), in which case payment shall be made within two (2) Business Days following the earlier of the date on which the Company enters into such Contract or consummates such transaction. For purposes of the foregoing clauses (A) and (C) only, references in the definition of the term “Takeover Proposal” to the figure “20%” shall be deemed to be replaced by “50%.”

(c)    For purposes of this Agreement, the “Termination Fee” means an amount in cash equal to $13,658,000.

(d)    The Company acknowledges that the fees and other provisions of this Section 7.6 are an integral part of the Merger Transactions and that without these agreements, Parent would not enter into this Agreement. Each party further acknowledges that the Termination Fee is not a penalty, but represents liquidated damages in a reasonable amount that will compensate Parent and Merger Sub in the circumstances in which the Termination Fee is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Merger Transactions. Accordingly, if the Company fails to timely pay any amount due pursuant to this Section 7.6, and, in order to obtain the payment, Parent or Merger Sub commences a Legal Proceeding which results in a judgment against the Company for the payment set forth in this Section 7.6, the Company shall pay, as applicable, Parent’s or Merger Sub’s out-of-pocket costs and expenses (including reasonable attorneys’ fees and disbursements) in connection with such Legal Proceeding, in addition to any other amounts due pursuant to this Section 7.6, together with interest on each such amount at the prime rate as published in The Wall Street Journal in effect on the date each such payment was required to be made through the date each such payment was actually received.

(e)    For the avoidance of doubt, in no event shall the Company be obligated to pay, or cause to be paid, the Termination Fee on more than one occasion. In the event that Parent shall become entitled to payment of the Termination Fee, the receipt of the Termination Fee shall be deemed to be liquidated damages for any and all losses or damages suffered or incurred by Parent, Merger Sub, any of their respective Affiliates or any other Person in connection with this Agreement (and the termination hereof) and the Merger (and the abandonment thereof) or any matter forming the basis for such termination, and none of Parent, Merger Sub, any of their respective Affiliates or any other Person shall be entitled to bring or maintain any claim, action or proceeding against the Company or any of its Affiliates for damages or any equitable relief arising out of or in connection with this Agreement, any of the Merger Transactions or any matters forming the basis for such termination; provided, however, that nothing in this Section 7.6(e) shall limit the rights of Parent or Merger Sub under Section 8.16 or in the case of fraud or Willful and Material Breach.

ARTICLE VIII

MISCELLANEOUS

8.1       Certain Definitions. For purposes of this Agreement:

(a)    “Acceptable Confidentiality Agreement” means a confidentiality agreement between the Company and a Person making a Takeover Proposal that (i) is on terms not less favorable in the aggregate to the Company than those contained in the Confidentiality

Agreement (including any standstill agreement contained therein), and (ii) does not prevent the Company or any of its Subsidiaries or any of the Company’s or its Subsidiaries’ Representatives from complying with the terms of this Agreement or restrict in any manner the Company’s ability to consummate the Merger Transactions. Notwithstanding the foregoing, a Person who has entered into a confidentiality agreement with the Company prior to the date of this Agreement shall not be required to enter into a new or revised confidentiality agreement, and such existing confidentiality agreement shall be deemed to be an Acceptable Confidentiality Agreement.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, such first Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), when used with respect to any Person, means the power to direct or cause the direction of the management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Anti-Bribery Laws” means the anti-bribery provisions of the Foreign Corrupt Practices Act of 1977, as amended, and all other applicable anti-corruption and bribery Laws (including the U.K. Bribery Act 2010, and any rules or regulations promulgated thereunder or other Laws of other countries implementing the OECD Convention on Combating Bribery of Foreign Officials).

“Antitrust Division” means the Antitrust Division of the U.S. Department of Justice.

“Business Day” means any day other than Saturday, Sunday or a day on which the SEC or commercial banks in New York, New York are authorized or required by Law to close.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock Warrant” means Private Placement Warrant and Public Warrant as defined in the Warrant Agreement.

“Company Capital Stock” means the shares of the Company Common Stock and the Company Preferred Stock.

“Company Equity Awards” means each outstanding award granted under the Company Stock Plans and each other outstanding Company Option, Company RSU and Company Restricted Shares.

“Company Financial Advisor” means Credit Suisse Securities (USA) LLC.

“Company Intellectual Property” means any Intellectual Property that is owned or purported to be owned, used, held for use or practiced by, licensed to, or subject to an obligation to be assigned to, the Company or any of its Subsidiaries.

“Company IT Systems” means any computer hardware, computer systems, workstations, servers, networks, platforms, peripherals, data communication lines, circuits, hubs, software databases, internet websites and other information technology equipment and related systems and services (including so-called SaaS/PaaS/IaaS services), that are owned or controlled by, or relied upon in the conduct of the business of, the Company or its Subsidiaries.

“Company Material Adverse Effect” means, with respect to the Company, any Effect that, individually or in the aggregate with all other Effects, has or would reasonably be expected to have a material adverse effect on the business, assets, financial condition or results of operations of the Company and its Subsidiaries taken as a whole; provided, that in no event shall any of the following (alone or in combination), or any Effect to the extent arising out of or resulting from any of the following (alone or in combination), be taken into account in determining whether a Company Material Adverse Effect has occurred or may, would or could occur: (i) any change in applicable Laws or GAAP or any interpretation thereof following the date of this Agreement; (ii) any change in interest rates or economic, political, credit, business or financial market conditions generally; (iii) the taking of any action required by this Agreement; (iv) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires, weather conditions, epidemics, pandemics (including COVID-19, any COVID-19 Measures, and any precautionary or emergency measures, recommendations, protocols or orders taken or issued by any Person in response to COVID-19), quarantines, plagues, other outbreaks of illness or public health events or other natural or man-made disasters or acts of God in the United States or any other country or region in the world, or any escalation of the foregoing; (v) geopolitical conditions, acts of hostilities, war, sabotage, cyberterrorism, terrorism or military actions (including any outbreak, escalation or general worsening of any such acts of hostilities, war, sabotage, cyberterrorism, terrorism or military actions) in the United States or any other country or region in the world, including the current conflict between the Russian Federation and Ukraine or any change, escalation or worsening thereof; (vi) any failure, in and of itself, by the Company to meet any published or internal prospective estimates, projections, expectations, milestones, predictions or forecasts of revenue, earnings, or any financial or performance measures or operating statistics (whether made by the Company or any third parties) (provided that this clause (vi) shall not prevent a determination that any Effect not otherwise excluded from this definition of Company Material Adverse Effect underlying such failure to meet such prospective estimates, projections, predictions or forecasts has resulted in a Company Material Adverse Effect); (vii) any events generally applicable to the industries or markets in which the Company and its Subsidiaries operate (including increases in the cost of products, services, supplies, materials or other goods purchased from third-party suppliers); (viii) the execution, announcement or performance of this Agreement or consummation of the Merger Transactions, or the identity of Parent or any of its Affiliates as the acquiror of the Company (or any facts and circumstances concerning Parent or any of its Affiliates), including any termination of, reduction in or similar adverse impact (but in each case only to the extent attributable to such announcement or consummation) on relationships, contractual or otherwise, with any landlords, customers, suppliers, distributors, partners or employees of the Company and its Subsidiaries (it being understood that this clause (viii) shall be disregarded for purposes of the representation and warranty set forth in Section 3.3 and the condition to Closing with respect thereto); (ix) any changes in the Company’s stock price or trading volume; (x) (A) any action taken at the written direction or request of Parent or Merger Sub, (B) any failure to take any action resulting from Parent’s failure to grant any consent requested by the Company to take any action restricted or prohibited by this Agreement, (C) any action taken in compliance with the terms of, or that is required by, this Agreement or (D) the failure to take any action prohibited by this Agreement; or (xi) the availability or cost of equity, debt or other financing to Parent, Merger Sub or the Surviving Corporation; provided, further, that any Effect referred to in clauses (i), (ii), (iv), (v) or (vii) above may be taken into account in determining if a Company Material Adverse Effect has occurred if it has a disproportionate and adverse effect on the business, assets, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, relative to similarly situated companies in the industries in which the Company and its Subsidiaries, taken as a whole, operate.

“Company Offerings” means any and all products and services designed, developed (including those being designed or in development as of the date hereof), manufactured, sold, licensed, distributed, marketed, provided or otherwise made commercially available by the Company or any of its Subsidiaries, including to the extent integrated into a Company product or service, any component, sensor, system, device, hardware, hosted platform, hosted Software or application, hosted service, cloud-based application or service, any application programming interface, Software development kit, dashboard, interface, environment or any service that operates through a network of computer servers (and further including all web, mobile, and tablet versions thereof and all platforms and other Software used for any of the foregoing).

“Company Organizational Documents” means the certificate of incorporation and bylaws (or the equivalent organizational documents) of the Company and its Subsidiaries as in effect on the date of this Agreement.

“Company Preferred Stock” means shares of Preferred Stock of the Company, par value $0.0001 per share.

“Company Restricted Shares” means restricted shares of Company Common Stock.

“Company RSU” means each restricted stock unit to acquire share of Company Common Stock granted under the Company Stock Plans.

“Company SEC Reports” means any report, schedule, form, statement or other document (including exhibits) filed with or furnished to, or required to be filed with or furnished to, the SEC.

“Company Stock Plans” means the Berkshire Grey, Inc. 2021 Stock Option and Incentive Plan and the Berkshire Grey, Inc. Amended and Restated 2013 Stock Option and Purchase Plan.

“Contract” means any written or oral contract, agreement, indenture, note, bond, loan or credit agreement, instrument, lease, commitment, mortgage, deed of trust, license or other arrangement, understanding or obligation, in each case, as amended and supplemented from time to time and including all schedules, annexes and exhibits thereto.

“Converted Cash Award” means an award providing (i) the holder of any Unvested In-the-Money Option with the opportunity to be paid an amount in cash equal to the product of (a) the number of Shares subject to such Unvested In-the-Money Option as of immediately prior to the Effective Time multiplied by (b) the Company Option Cash Out Amount, or (ii) the holder of any Unvested Company RSUs with the opportunity to be paid an amount in cash equal to the product of (a) the number of Shares subject to such Unvested Company RSUs as of immediately prior to the Effective Time multiplied by (b) the Merger Consideration.

“Copyleft Terms” means use, incorporation, modification, linking, calling, hosting and/or distribution of any Open Source Materials in a manner that, pursuant to the applicable Open Source License, requires that Software incorporated into, derived from, linked to, or used or distributed with such Open Source Materials (a) be made available or distributed in a form other than binary (e.g., Source Code form), (b) be licensed for the purpose of preparing derivative works, (c) be licensed under terms that allow the Company’s or any Subsidiary of the Company’s products or portions thereof or interfaces therefor to be reverse engineered, reverse assembled or disassembled (other than by operation of Law), (d) be redistributable or otherwise made available at no license fee or other charge, or (e) require the granting of a license with respect to patents. Open Source Licenses that incorporate Copyleft Terms include the GNU General Public License, the GNU Lesser General Public License, the GNU Affero General Public License, the Mozilla Public License, the Netscape Public License, the Sun Community Source License, the Sun Industry Standards License, the Common Development and Distribution License, the Eclipse Public License and all Creative Commons “sharealike” licenses.

“COVID-19” means the coronavirus (COVID-19) pandemic, including any evolutions or mutations of the coronavirus (COVID-19) disease, and any related or associated epidemics, pandemics or disease outbreaks.

“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety or similar Law, directive, protocols or guidelines promulgated by any Governmental Entity, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to COVID-19, including the Coronavirus Aid, Relief and Economic Security Act, as may be amended, and the Families First Coronavirus Response Act, as may be amended.

“Customer Data” means all content and data, including Personal Information, Processed by or on behalf of the Company or any of its Subsidiaries in connection with the provision or operation of any Company product or service or maintenance or support thereof.

“Customs & Trade Laws” means all applicable export, import, customs and trade, and anti-boycott Laws, regulations or programs administered, enacted or enforced by any Governmental Authority, including but not limited to (a) the Laws, regulations, and programs administered or enforced by U.S. Customs and Border Protection, U.S. Immigration and

Customs Enforcement, the U.S. International Trade Commission, the U.S. Department of Commerce, and the U.S. Department of State; (b) the U.S. Tariff Act of 1930, as amended; (c) the U.S. Export Control Reform Act of 2018 and the Export Administration Regulations, including related restrictions with regard to persons or entities on the U.S. Department of Commerce’s Denied Persons List, Unverified List or Entity List; (d) the U.S. Arms Export Control Act, as amended, and the International Traffic in Arms Regulations, including related restrictions with regard to persons or entities on the U.S. Department of State’s Debarred List; (e) the U.S. Foreign Trade Regulations; (f) the anti-boycott laws and regulations administered by the U.S. Department of Commerce and the U.S. Department of the Treasury; and (g) all other applicable Laws, regulations, or programs of other countries relating to the same subject matter as the United States Laws described above.

“Data” means data, data structures, technical data and performance data.

“Effect” means any event, change, effect, occurrence or development.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer with the Company or any of its Subsidiaries within the meaning of Section 414(b), (c), (m) or (o) of the Code.

“Environmental Laws” means any and all applicable Laws relating to Hazardous Materials, pollution, or the protection or management of the environment or natural resources, or protection of human health (with respect to exposure to Hazardous Materials).

“FTC” means the U.S. Federal Trade Commission.

“Governmental Authority” means (i) any federal, state, local, municipal, foreign or international government or governmental authority, quasi-governmental entity of any kind, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court, tribunal, arbitrator or arbitral body (public or private) or any body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, (ii) any self-regulatory organization, including the Nasdaq, or (iii) any political subdivision of any of the foregoing.

“Government Shutdown” means any shutdown resulting from the lack of Congressional budget appropriations, prior to the Outside Date, of certain United States federal government services provided by the U.S. Federal Trade Commission and U.S. Department of Justice to review the transactions contemplated by this Agreement under the HSR Act.

“Hazardous Material” means any (a) pollutant, contaminant, chemical, (b) industrial, solid, liquid or gaseous toxic or hazardous substance, material or waste, (c) petroleum or any fraction or product thereof, (d) asbestos or asbestos-containing material, (e) polychlorinated biphenyl, (f) chlorofluorocarbons, (g) per- and polyfluoroalkyl substances (including PFAs, PFOA, PFOS, Gen X and PFBs) and (h) other substance, material or waste, in each case, which are regulated under any Environmental Law or as to which liability may be imposed pursuant to Environmental Law.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

ICA” means the Investment Canada Act, R.S.C. c.28 (1st Supp.), as amended, including the regulations thereto.

“ICA Clearance” means satisfaction of any of the following:

(i)

The receipt prescribed under subsection 13(1) of the ICA shall have been received by Merger Sub and the time during which the Minister could have provided notice to Merger Sub under either subsection 25.2(1) or subsection 25.3(2) of the ICA shall have passed without Merger Sub having received such notice;

(ii)	The Minister shall have provided Merger Sub with notice under subsection 25.2(4)(a) of the ICA indicating that no order for review will be made in respect of the Merger Transactions;

(iii)	The Minister shall have provided Merger Sub with notice under subsection 25.3(6)(b) of the ICA indicating that no further action will be taken in respect of the Merger Transactions; or

(iv)	Where an ICA Review has been ordered by the Governor in Council, the Governor in Council shall have authorized the Merger Transactions under subsection 25.4(1)(b) of the ICA.

“ICA Notice” means a notice with respect to the Merger Transactions delivered to the Director of Investments pursuant to Section 11 of the ICA by Merger Sub.

“ICA Review” means a review ordered by the Governor in Council with respect to the Merger Transactions under Part IV.1 of the ICA.

“Intellectual Property” means Intellectual Property Rights and Technology.

“Intellectual Property Rights” means all intellectual property and industrial property rights and proprietary rights in confidential information of every kind and description throughout the world, including U.S. and foreign (a) patents, patent applications, invention disclosures, and all related continuations, continuations-in-part, divisionals, reissues, re-examinations, substitutions, and extensions thereof, (b) rights with respect to trademarks, logos, service marks, trade dress, trade names, designs, slogans, internet domain names, uniform resource locators, and other similar designations of source or origin, together with the goodwill of the Company or any of its Subsidiaries or their respective businesses symbolized by or associated with any of the foregoing, (c) copyrights, including all rights in copyrightable subject matter, (d) rights in software and other computer programs (whether in source code, object code or other form), algorithms, models, databases, compilations and data, technology supporting the foregoing, and all other documentation, including user manuals and training materials, related to any of the foregoing (collectively, “Software”), (e) trade secret rights and rights with respect to all other confidential or proprietary information, ideas, know-how, proprietary processes, formulae, models, and methodologies (“Trade Secrets”), (f) social media addresses and accounts and usernames, account names and identifiers, (g) rights in and to all applications and registrations, and any renewals, extensions and reversions, for the foregoing, (h) causes of action and rights to sue or seek other remedies arising from or relating to the foregoing, including for any past or ongoing infringement, misuse, or misappropriation, and (i) rights equivalent or similar to any of the foregoing.

“Intervening Event” means any material event, fact, circumstance, development or occurrence that (i) was not known, or reasonably foreseeable, by the Company Board as of the date hereof, and (ii) does not relate to (t) the effect resulting from the public announcement of this Agreement, (u) the receipt, existence or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or (v) any change in the price or trading volume of the Company Common Stock or any other securities of the Company, any change in credit rating of the Company or the fact that the Company meets or exceeds (or does not meet or exceed) internal or published budgets, projections, forecasts or predictions of financial performance for any period (except that the underlying causes of such changes may constitute or be taken into account in determining whether there has been an Intervening Event to the extent not otherwise excluded hereunder) (w) changes in general economic, political or financial conditions or markets (including changes in interest rates, exchange rates, stock, bond and/or debt prices) or in any industry or industries in which the Company or its Subsidiaries operate, (x) changes in GAAP, other applicable accounting rules or applicable Law (or the interpretation thereof), (y) any changes relating to Parent or its affiliates, or (z) the timing of any licenses, authorizations, permits, consents or approvals required pursuant to this Agreement to be obtained prior to the Effective Time in connection with the Merger Transactions or the pendency of the Merger Transactions.

“In-the-Money Company Option” means each Company Option that has a per share exercise price less than the Merger Consideration that would be payable in respect of the Company Stock underlying such Company Option.

“IRS” means the Internal Revenue Service of the United States.

“Knowledge” whether or not capitalized, means (i) when used with respect to the Company, the actual knowledge, after reasonable inquiry, of the individuals listed on Schedule 8.1 of the Company Disclosure Schedule, and (ii) when used with respect to Parent, the actual knowledge, after reasonable inquiry, of the individuals listed on Schedule 8.1 of the Parent Disclosure Schedule.

“Law” means any law, common law, statute, ordinance, code, regulation, rule or other requirement of any Governmental Authority, and any Orders.

“Legal Proceeding” means any suit, claim, action, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative, judicial or appellate proceeding), inquiry, hearing, audit, mediation, subpoena, complaint, grievance, demand, examination or investigation, whether formal or informal, whether public or private, commenced, brought, conducted or heard by or before, or otherwise involving, any court, arbitrator, mediator, other Governmental Authority or any other Person.

“Liability” means, with respect to any Person, any debt, loss, damage, liability or obligation (of any kind, character or description, whether direct or indirect, known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, secured or unsecured, joint or several, vested or unvested, executory or due or to become due, and whether in contract, tort, strict liability or otherwise), including all costs and expenses relating thereto.

“Lien” means any lien, pledge, mortgage, deed of trust, preemptive right, security interest, equitable interest, claim, lease, license, charge, condition, option, pledge, hypothecation, right of first refusal, easement, servitude, proxy, voting trust or agreement, transfer restriction under any stockholder or similar agreement, encumbrance or any other restriction or limitation whatsoever.

“Minister” means the relevant Minister in accordance with section 3 of the ICA.

“Open Source License” means any license meeting the Open Source Definition (as promulgated by the Open Source Initiative) or the Free Software Definition (as promulgated by the Free Software Foundation), or any substantially similar license, including any license approved by the Open Source Initiative or any Creative Commons License.

“Open Source Materials” means any software subject to an Open Source License.

“Order” means any order, injunction, judgment, decree, ruling, writ, assessment or other similar requirement or agreement enacted, adopted, promulgated or applied by any Governmental Authority.

“Ordinary Course of Business” means the ordinary and usual course of operations of the business of the Company consistent with past practice through the date hereof.

“Owned Real Property” means all real property owned in fee simple by the Company or its Subsidiary.

“Parent 401(k) Plan” means a defined contribution plan that is sponsored by Parent or one of its Affiliates that is qualified under Section 401(a) of the Code and that includes a qualified cash or deferred arrangement within the meaning of Section 401(k) of the Code.

“Parent Material Adverse Effect” means, with respect to Parent, any Effect that, individually or taken together with all other Effects that have occurred prior to the date of determination of the occurrence of the Parent Material Adverse Effect, is or would reasonably be expected to prevent or materially adversely affect the ability of Parent or Merger Sub to consummate the Merger on or prior to the Outside Date.

“Permitted Lien” means (a) mechanic’s, materialmen’s and similar Liens arising in the Ordinary Course of Business with respect to any amounts (i) not yet due and payable or which are being contested in good faith through appropriate proceedings and (ii) for which adequate accruals or reserves have been established in accordance with GAAP, (b) Liens for Taxes (i) not yet due and payable or (ii) which are being contested in good faith through appropriate proceedings and for which adequate accruals or reserves have been established in accordance with GAAP, (c) defects or imperfections of title, easements, encroachments, covenants, rights-of-way, conditions, matters that would be apparent from a physical inspection or current, accurate survey of such real property, restrictions and other similar charges or encumbrances that do not, in the aggregate, materially impair the value or materially interfere with the present use of the Company Property, (d) with respect to any Company Property (i) the interests and rights of the respective lessors with respect thereto, including any statutory landlord liens and any Lien thereon, (ii) any Lien permitted under a Real Property Lease, and (iii) any Liens encumbering the underlying fee title of the real property of which the Company Property is a part, (e) zoning, building, entitlement and other land use and environmental regulations promulgated by any Governmental Authority that do not, in the aggregate, materially interfere with the current use of, or materially impair the value of the Company Property, (f) non-exclusive licenses of Intellectual Property entered into in the Ordinary Course of Business, (g) ordinary course purchase money Liens and Liens securing rental payments under operating or capital lease arrangements for amounts not yet due or payable, (h) other Liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money and in connection with workers’ compensation, unemployment insurance or other types of social security, (i) reversionary rights in favor of landlords under any Real Property Leases with respect to any of the buildings or other improvements owned by the Company or any of its Subsidiaries, and (j) restrictions on transfer under applicable securities Laws.

“Person” means any natural person, corporation, company, partnership, association, limited liability company, limited partnership, limited liability partnership, trust or other legal entity or organization, including a Governmental Authority.

“Personal Information” means information regarding or capable of being associated with an identified or identifiable individual or device that is subject to Privacy and Cybersecurity Requirements applicable to the Company and its Subsidiaries.

“Process” or “Processing” means any operation performed on information, including Personal Information, including collection, creation, receipt, access, use, handling, compilation, analysis, monitoring, maintenance, storage, transmission, transfer (including cross-border transfer), protection, disclosure, destruction, or disposal.

“Representatives” means, when used with respect to any Person, the directors, officers, employees, consultants, accountants, legal counsel, investment bankers or other financial advisors, agents and other representatives of such Person and its Subsidiaries.

“Restricted Person” means any Person identified on the U.S. Department of Commerce’s Denied Persons List, Unverified List or Entity List, or the U.S. Department of State’s Debarred List or Nonproliferation Sanctions.

“Rights” or “rights” means any rights, title, interest or benefit of whatever kind or nature.

“Sanctioned Country” means at any time, a country or territory which is itself the subject or target of any country-wide or territory-wide Sanctions Laws (at the time of this

Agreement, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, and the so-called Donetsk People’s Republic and Luhansk People’s Republic regions of Ukraine)

“Sanctioned Person” means (a) any Person identified in any Sanctions Laws-related list of sanctioned Persons maintained by (i) the United States (including the U.S. Department of the Treasury’s Office of Foreign Assets Control or the U.S. Department of State), (ii) the United Kingdom, (iii) the United Nations Security Council, (iv) the European Union or any European Union member state, or (v) any jurisdiction in which the Company or any of its Subsidiaries conduct business, (b) any Person located, organized, or resident in, organized in, or a Governmental Authority or government instrumentality of, any Sanctioned Country, and (c) any Person directly or indirectly owned 50% or more or controlled by one or more Person described in clause (a) or (b).

“Sanctions Laws” means those trade, economic and financial sanctions Laws administered, enacted or enforced from time to time by (a) the United States (including the U.S. Department of the Treasury’s Office of Foreign Assets Control or the U.S. Department of State), (b) the United Kingdom, (c) the United Nations Security Council, (d) the European Union or any European Union member state or (e) or any jurisdiction in which the Company or any of its Subsidiaries conduct business.

“SEC” means the United States Securities and Exchange Commission, together with its staff.

“Source Code” means computer Software and code, in form other than object code or machine readable form, including related programmer comments and annotations, and procedural and object-oriented code, which may be printed out or displayed in human readable form.

“Specified Antitrust Authorities” means the FTC and the Antitrust Division.

“Subsidiary” means, when used with respect to any Person, any other Person that such Person directly or indirectly owns or has the power to vote or control more than 50% of the equity interests, capital stock, voting stock or other equity or voting interests of such other Person.

“Superior Proposal” means any bona fide written Takeover Proposal that was not solicited and did not otherwise result from a violation of Section 5.3 that the Company Board has determined in its good faith judgment (after consultation with its financial advisor and outside legal counsel) (i) would be more favorable to the Company’s stockholders (solely in their capacity as such) from a financial point of view than the Merger Transactions and (ii) is reasonably likely to be consummated in accordance with its terms on a timely basis, in each case, taking into account all legal, regulatory, financial, financing and other aspects of such proposal and of this Agreement; however for purposes of the definition of “Superior Proposal,” the references to “15%” in the definition of Takeover Proposal shall be deemed to be references to “50%.”

“Takeover Proposal” means any proposal or offer relating to a single direct or indirect transaction or series of related direct or indirect transactions, to (i) a spin-off, share exchange (including a split-off) or business combination involving 20% or more of the capital stock of the Company or any of its Subsidiaries or consolidated assets of the Company and its Subsidiaries, taken as a whole, (ii) a sale, lease, license, exchange, mortgage, transfer or other disposition of assets representing 20% or more of the consolidated assets, revenues or gross profits of the Company and its Subsidiaries, taken as a whole, (iii) a purchase or other acquisition or sale of, or other transaction with respect to, shares of capital stock or other securities in which any Person or “group” (as such term is defined under the Exchange Act) would acquire beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act), or the right to acquire beneficial ownership, of 20% or more of the voting power of the capital stock of the Company or any of its Subsidiaries, including by way of a tender offer or exchange offer, (iv) a merger, reorganization, recapitalization, consolidation, business combination, liquidation, dissolution or similar transaction involving the Company or any Subsidiary of the Company whose business constitutes 20% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole, or (v) any combination of the foregoing.

“Tax Return” means any return, report, form, schedule, declaration, claim for refund, statement or other document (including any related or supporting schedule, statement or information and including any amendment thereof) filed or required to be filed, or maintained or required to be maintained, in connection with the determination, assessment or collection of any Tax or the administration of any laws, regulations or administrative requirements relating to any Tax.

“Tax” or “Taxes” means (a) all federal, state, local or foreign taxes, charges, fees, imposts, levies, duties or other assessments in the nature of a tax, including net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, real property, personal property, estimated or other taxes and (b) all interest, penalties, fines, additions to tax or additional amounts imposed by any Taxing Authority in connection with any item described in clause (a).

“Taxing Authority” means the IRS and any other Governmental Authority responsible for the administration, collection or determination of any Tax.

“Technology” means any (a) technology, formulae, compositions, algorithms, procedures, processes, methods, subroutines, systems, techniques, ideas, know-how, trade secrets, concepts, creations, inventions, discoveries, and improvements (whether patentable or unpatentable and whether or not reduced to practice); (b) technical, development, engineering, manufacturing, product, marketing, servicing, business, financial, supplier, testing, and personnel information, research, and materials; (c) proprietary information and confidential information (including customer, subscriber and supplier lists, customer and supplier contact and registration information, customer correspondence and customer purchasing histories, pricing and cost information, and business and marketing plans and proposals); (d) specifications, designs, drawings, industrial designs, models, diagrams, devices, prototypes, schematics and development tools; (e) Software, websites, content, images, logos, graphics, text, photographs, artwork, audiovisual works, sound recordings, graphs, drawings, reports, analyses, writings, and other works of authorship and copyrightable subject matter; (f) databases and other compilations and collections of data or information; and (g) tangible embodiments of any of the foregoing, in any form or media whether or not specifically listed in this definition, excluding, in each case, any Intellectual Property Rights in any of the foregoing.

“Treasury Regulations” means the United States Treasury Regulations promulgated under the Code.

“Unaffiliated Voting Shares” means those shares of Company Common Stock not owned, directly or indirectly, by Parent or its Affiliates.

“Warrant Agreement” means that certain Warrant Agreement, dated December 7, 2020, by and between Revolution Acceleration Acquisition Corp and Continental Stock Transfer & Trust Company.

“Willful and Material Breach” means a material breach, or a material failure to perform, in each case that is the consequence of an act or omission by a party with the actual or constructive knowledge by the breaching party that the taking of such act or failure to take such act would, or would reasonably be expected to, cause a breach of this Agreement.

8.2       Interpretation. Unless the express context otherwise requires:

(a)       the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

(b)       terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa;

(c)       the terms “Dollars” and “$” mean U.S. dollars;

(d)       references herein (whether capitalized or not) to a specific section, subsection, recital, schedule, exhibit or annex shall refer, respectively, to sections, subsections, recitals, schedules, exhibits of annexes of this Agreement unless the context otherwise requires;

(e)       wherever the word “include,” “includes” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”;

(f)       references herein to any gender shall include each other gender;

(g)       references herein to any Person shall include such Person’s heirs, executors, personal representatives, administrators, successors and assigns, except that nothing contained in this Section 8.2 is intended to authorize any assignment or transfer not otherwise permitted by this Agreement;

(h)       references herein to a Person in a particular capacity or capacities shall exclude such Person in any other capacity;

(i)       with respect to the determination of any period of time, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”;

(j)       the word “or” shall be disjunctive but not exclusive;

(k)       references herein to any Law shall be deemed to refer to such Law as amended, modified, codified, reenacted, supplemented or superseded in whole or in part and in effect from time to time, and also to all rules and regulations promulgated thereunder;

(l)       references herein to any Contract mean such Contract as amended, supplemented or modified (including any waiver thereto) in accordance with the terms thereof;

(m)       the headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement;

(n)       with regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence;

(o)       if the last day for the giving of any notice or the performance of any act required or permitted under this Agreement is a day that is not a Business Day, then the time for the giving of such notice or the performance of such action, unless otherwise required by Law, shall be extended to the next succeeding Business Day;

(p)       references herein to “as of the date hereof,” “as of the date of this Agreement” or words of similar import shall be deemed to mean “as of immediately prior to the execution and delivery of this Agreement”; and

(q)       “made available” to Parent refers to information posted by the Company in the virtual data room for “Project Flash” hosted by Datasite LLC and the virtual data room hosted by Company Financial Advisor, each as accessible to Parent through the date that is two (2) Business Days prior to the date hereof.

8.3       No Survival. None of the representations and warranties contained in this Agreement or in any instrument delivered under this Agreement shall survive the Effective Time.

8.4       Governing Law. This Agreement, and any dispute, claim, legal action, suit, proceeding or controversy arising out of or relating hereto, shall be governed by, and construed in accordance with, the Law of the State of Delaware, without regard to conflict of law principles thereof.

8.5       Submission to Jurisdiction. Each party to this Agreement (a) irrevocably and unconditionally submits to the personal jurisdiction of the Court of Chancery of the State of Delaware (or, only if such court declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), and any appellate court therefrom (the “Chosen Courts”), (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that any actions or proceedings arising in connection with this Agreement or the Merger Transactions shall be brought, tried and determined only in the Chosen Courts, (d) waives any claim of improper venue or any claim that the Chosen Courts are an inconvenient forum and (e) agrees that it will not bring any action relating to this Agreement or the Merger Transactions in any court other than the Chosen Courts.

8.6       WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER DOCUMENTS AND AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL PROCEEDING, (B) SUCH PARTY HAS CONSIDERED AND UNDERSTANDS THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.6.

8.7       Notices. All notices and other communications hereunder shall be in writing and shall be addressed as follows (or at such other address for a party as shall be specified by like notice):

If to Parent or Merger Sub, to:

SoftBank Group Corp.

Tokyo Portcity Takeshiba
1-7-1 Kaigan
Minato-ku, Tokyo 105-7537 Japan
Attention:	Tim Mackey
Stephen Lam

with a copy (which shall not constitute notice) to:

Morrison & Foerster LLP
425 Market Street
San Francisco, CA 94105-2482
Attention: David P. Slotkin; Lauren C. Bellerjeau

If to the Company, to:

Berkshire Grey, Inc.
140 South Road
Bedford, MA
Attention:	Christian Ehrbar
Mark Fidler

with a copy (which shall not constitute notice) to each of:

Goodwin Procter LLP
100 Northern Avenue
Boston, MA 02210
Attention:	Mark S. Opper
John T. Haggerty
R. Kirkie Maswoswe

All notices, deliveries and other communications pursuant to this Agreement must be in writing and will be deemed given if sent via email or delivered by globally recognized express delivery service (with a required e-mail copy, receipt of which need not be acknowledged) to the parties at the addresses set forth above or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance herewith. Any such notice, delivery or communication will be deemed to have been delivered and received (a) in the case of e-mail, on the date that the recipient acknowledges having received the email, with an automatic “read receipt” not constituting acknowledgment of an email for purposes of this section, and (b) in the case of a globally recognized express delivery service, on the Business Day that receipt by the addressee is confirmed pursuant to the service’s systems.

8.8       Amendment. Subject to compliance with applicable Law, at any time prior to the Effective Time, this Agreement may be amended or supplemented in any and all respects by written agreement of the parties hereto provided, however, that, after receipt of the Company Stockholder Approval, no amendment may be made which, by Law or in accordance with the rules of any relevant stock exchange, requires further approval by the Company Stockholders without such approval.

8.9       Extension; Waiver. At any time before the Effective Time, Parent and Merger Sub, on the one hand, and the Company, on the other hand, may (a) extend the time for the performance of any of the obligations of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained in this Agreement or in any document delivered under this Agreement or (c) subject to applicable Law, waive compliance by the other party with any of the covenants or conditions contained in this Agreement. Any agreement on the part of a party to any extension or waiver shall be valid only if set forth in an instrument in writing signed by such party. The failure of any party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege under this Agreement.

8.10     Entire Agreement. This Agreement (including the Company Disclosure Schedule, the Voting and Support Agreements and other exhibits and annexes hereto) and the Confidentiality Agreement constitute the entire agreement and supersede all prior or contemporaneous agreements, negotiations, correspondence, undertakings, understandings, representations and warranties, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement.

8.11     No Third-Party Beneficiaries. Except (a) as provided in Section 5.5, and (b) if the Effective Time occurs, for the rights of the holders of Company Common Stock to receive the Merger Consideration and for the rights of the holders of Company Equity Awards to receive such amounts as provided for in Section 2.3, Parent, Merger Sub and the Company hereby agree that their respective representations, warranties, covenants and agreements set forth herein are solely for the benefit of the other party hereto, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.

8.12     Parent Guarantee. Parent has the authority to and shall cause Merger Sub to comply in all respects with each of the representations, warranties, covenants, obligations, agreements and undertakings made or required to be performed by Merger Sub in accordance with the terms of this Agreement, the Merger and the other transactions and agreements contemplated by this Agreement, as applicable thereto. As a material inducement to the Company’s willingness to enter into this Agreement and perform its obligations hereunder, Parent hereby unconditionally guarantees and has the authority to and shall cause full performance and payment by Merger Sub of each of the covenants, obligations and undertakings required to be performed by Merger Sub under this Agreement and the transactions and agreements contemplated by this Agreement, subject to all terms, conditions and limitations contained in this Agreement, and hereby represents, acknowledges and agrees that any such breach of any such representation and warranty or default in the performance of any such covenant, obligation, agreement or undertaking of Merger Sub shall also be deemed to be a breach or default of Parent, and the Company shall have the right, exercisable in its sole discretion, to pursue any and all available remedies it may have arising out of any such breach or nonperformance directly against either or both of Parent and Merger Sub in the first instance. As applicable, references in this Section 8.12 to “Merger Sub” shall also include the Surviving Corporation following the Effective Time.

8.13     Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions of this Agreement. If any provision of this Agreement, or the application of that provision to any Person or any circumstance, is determined by a court of competent jurisdiction to be invalid or unenforceable, then (a) the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law and (b) the remainder of this Agreement and the application of that provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of that provision, or the application of that provision, in any other jurisdiction.

8.14     Rules of Construction. The parties have participated jointly in negotiating and drafting this Agreement. If an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

8.15     Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors and assigns. No party to this Agreement may assign or delegate, by operation of Law or otherwise, all or any portion of its rights or obligations under this Agreement without the prior written consent of the other parties to this Agreement, which any such party may withhold in its absolute discretion; except that Parent and Merger Sub may assign any or all of their respective rights and obligations under this Agreement, without the prior written consent of the Company, to any of Parent’s Affiliates, except that no such assignment shall relieve Parent of its obligations hereunder. Any purported assignment not permitted hereby shall be null and void.

8.16     Specific Performance. The parties to this Agreement agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that money damages or other legal remedies (including those as set forth in Section 7.6) would not be an adequate remedy for any such non-performance or breach. It is accordingly agreed that the parties to this Agreement shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Chosen Courts, without proof of damages or otherwise, this being in addition to any other remedy at law or in equity, and the parties to this Agreement hereby waive any requirement for the posting of any bond or similar collateral in connection therewith. Each party hereto agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that or otherwise assert that (i) the other party has an adequate remedy at law or (ii) an award of specific performance is not an appropriate remedy for any reason at law or equity.

8.17     Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts, each of which when executed will be deemed to be an original but all of which taken together will constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement may be made by electronic or digital delivery such as in Adobe Portable Document Format or using generally recognized e-signature technology (e.g., DocuSign or Adobe Sign). This Agreement shall become effective when, and only when, each party hereto shall have received a counterpart signed by all of the other parties hereto.

[Signature page follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

SoftBank Group Corp.

By:	/s/ Yoshimitsu Goto
Name: Yoshimitsu Goto
Title: Board Director, Corporate Officer, Senior Vice President, CFO & CISO

BACKGAMMON ACQUISITION CORP.

By:	/s/ Alex Clavel
Name: Alex Clavel
Title: Director

BERKSHIRE GREY, INC.

By:	/s/ Thomas Wagner
Name: Thomas Wagner
Title: Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

Exhibit 10.1

EXECUTION FORM

VOTING AND SUPPORT AGREEMENT

THIS VOTING AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of March 24, 2023, by and among SoftBank Group Corp., a Japanese kabushiki kaisha (“Parent”), each of [    ] and [    ] (each, a “Stockholder”, and collectively the “Stockholders”) and, solely for the purposes of Section 2.2, Berkshire Grey, Inc., a Delaware corporation (the “Company”). Parent and the Stockholders are each sometimes referred to herein as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, concurrently with the execution hereof, (i) Parent, Backgammon Acquisition Corp., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), with the Company being the surviving corporation and (ii) Backgammon Investment Corp., a Delaware corporation and wholly owned subsidiary of Parent (the “Purchaser”) and the Company are entering into the Convertible Note Purchase Agreement (as the same may be amended from time to time, the “Convertible Note Purchase Agreement”);

WHEREAS, as of the date hereof, each Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the number of shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), and Class C common stock, par value $0.0001 per share, of the Company (“Class C Common Stock” and, together with Class A Common Stock, the “Company Common Stock”), set forth opposite such Stockholder’s name on Schedule A hereto (all such shares of Company Common Stock, together with any shares of Company Capital Stock or other voting equity securities of the Company that are hereafter issued to or otherwise directly or indirectly acquired or beneficially owned (including in connection with an Adjustment) by such Stockholder prior to the Expiration Time (the “After-Acquired Shares”), being referred to herein as such Stockholder’s “Covered Shares”); and

WHEREAS, as a condition to the willingness of (i) Parent and Merger Sub to enter into the Merger Agreement and (ii) the Purchaser to enter into the Convertible Note Purchase Agreement, and as a material inducement and in consideration therefor, each Stockholder has entered into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, intending to be legally bound, agree as follows:

1.         Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement. As used in this Agreement, the following terms have the meanings set forth below:

“Adjustment” means any stock split, reverse stock split, stock dividend (including any dividend or distribution of equity interests convertible into or exchangeable for shares of Company

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Capital Stock), recapitalization, reclassification, combination, exchange of shares or other similar event with respect to the capital stock of the Company.

“Adverse Proposal” means: (i) any Takeover Proposal; (ii) other than the Amendment Approval, any change in the present capitalization of the Company or any amendment or other change to the Company Organizational Documents in contravention of the Merger Agreement or the actions contemplated thereby; (iii) any action, proposal or transaction that would reasonably be expected to result in a breach in any material respect of any covenant, agreement, representation or warranty or any other obligation of the Company set forth in the Merger Agreement or of any Stockholder contained in this Agreement; (iv) any other action, proposal or transaction that is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, discourage or prevent the consummation of, or otherwise adversely affect, the Merger, the Merger Transactions or the other transactions contemplated by this Agreement; or (v) any changes in the majority of the members of the Company Board based on the Company Board’s composition as of the date hereof.

“Expiration Time” shall mean the earlier to occur of: (i) the Effective Time, and (ii) to the extent the Merger Agreement is validly terminated in accordance with the terms and provisions thereof, such date and time that the Amendment Approval has been adopted and approved by the requisite vote of the Company’s stockholders.

“Transfer” shall mean any direct or indirect (i) sale, tender, exchange, assignment, encumbrance, gift, hedge, pledge, hypothecation, disposition or other transfer (by operation of Law or otherwise), voluntarily or involuntarily, or entry into any contract, option or other arrangement or understanding with respect to any sale, tender, exchange, assignment, encumbrance, gift, hedge, pledge, hypothecation, disposition or other transfer (by operation of Law or otherwise), of any Covered Shares (excluding, for the avoidance of doubt, any sale, tender, exchange, assignment, encumbrance, gift, hedge, pledge, hypothecation, disposition or other transfer pursuant to this Agreement or the Merger Agreement) or any right, title or interest therein; (ii) (x) deposit of any Covered Shares into a voting trust, (y) entry into a voting agreement with respect to any Covered Shares (other than this Agreement) or (z) grant of any irrevocable or revocable proxy, corporate representative appointment or power of attorney (or other consent or authorization) with respect to any Covered Shares (other than as set forth in this Agreement); or (iii) agreement, arrangement, understanding or commitment (whether or not in writing) to take any of the actions referred to in the foregoing sub-paragraphs (i) or (ii); provided, however, that Transfer shall not include: (1) with respect to any Company Options held by a Stockholder that expire on or prior to the termination of this Agreement, any transfer, sale or other disposition of any Covered Shares to the Company as payment for the (A) exercise price of such Company Options and (B) taxes applicable to the exercise of such Company Options or (2) with respect to any Company RSUs granted to a Stockholder, (A) any transfer for the net settlement of such Company RSUs settled in Covered Shares (to pay any tax withholding obligations) or (B) any transfer for receipt upon settlement of such Company RSUs, and the sale of a sufficient number of Covered Shares acquired upon settlement of such securities as would generate sales proceeds sufficient to pay the aggregate taxes payable by the Stockholder as a result of such settlement.

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2.         No Transfer; No Inconsistent Arrangements.

2.1        From the date hereof until the Expiration Time, each Stockholder agrees not to Transfer any of such Stockholder’s Covered Shares; provided, however, (i) that such Stockholder may, if such Stockholder is an individual, (a) Transfer any Covered Shares to any members of such Stockholder’s immediate family, or to a trust solely for the benefit of such Stockholder or any member of such Stockholder’s immediate family and (b) Transfer any Covered Shares by will or under the laws of intestacy upon the death of such Stockholder, but in the case of each of the foregoing clauses (a) and (b), only if all of the representations and warranties of such Stockholder would be true and correct upon such Transfer and the transferees agree in writing, in a form reasonably satisfactory to Parent, to be bound by the obligations set forth herein with respect to such Covered Shares as if they were a Stockholder hereunder, with Parent named as an express third-party beneficiary of such agreements (any such Transfer, a “Permitted Transfer”); and (ii) if any involuntary Transfer of any of such Stockholder’s Covered Shares shall occur (including a sale by such Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall, subject to applicable Law, take and hold such Covered Shares subject to all of the restrictions, obligations, liabilities and rights under this Agreement, which shall continue in full force and effect until the Expiration Time. Any action taken in violation of the immediately preceding sentence shall, to the fullest extent permitted by Law, be null and void ab initio.

2.2        In furtherance of this Agreement, such Stockholder hereby authorizes and instructs the Company to, and the Company hereby agrees to, cause the Company’s transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to all of the Covered Shares or other capital stock or any securities convertible into or exercisable or exchangeable for Covered Shares or other capital stock of the Company owned or held (of record or beneficially) by the Stockholder during the term of this Agreement (for the avoidance of doubt, until the Expiration Time). In the event that the Stockholder intends to undertake a Permitted Transfer during term of this Agreement of any of the Covered Shares, the Stockholder shall provide prior notice thereof to the Company and Parent and shall authorize the Company to, or authorize the Company to instruct its transfer agent to, (i) lift any stop transfer order in respect of the Covered Shares to be so Transferred in order to effect such Permitted Transfer only upon receipt of certification by Parent and the Company that the written agreement to be entered into by the transferee agreeing to be bound by this Agreement pursuant to Section 2.1 hereof is satisfactory to Parent and (ii) re-enter any stop transfer order in respect of the Covered Shares to be so Transferred upon completion of the Permitted Transfer.

2.3        From the date hereof until the Expiration Time, each Stockholder shall not, directly or indirectly, take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing, impairing or materially delaying such Stockholder from performing any of its obligations under this Agreement or that would, or would reasonably be expected to, have the effect of preventing, impairing or materially delaying, the consummation of the Merger, the Merger Transactions or the performance by the Company of its obligations under the Merger Agreement or the Convertible Note Purchase Agreement.

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3.         Agreement to Vote.

(a)        From the date hereof until the earlier of (x) the termination of this Agreement pursuant to Section 8 and (y) the date and time that the Merger Agreement is validly terminated in accordance with the terms and provisions thereof, each Stockholder irrevocably and unconditionally agrees that, at every meeting of the stockholders of the Company, duly called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, such Stockholder shall, in each case, to the fullest extent that such Stockholder’s Covered Shares are entitled to vote thereon: (a) appear at each such meeting or otherwise cause all such Covered Shares to be counted as present thereat for the purpose of determining a quorum; and (b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) a written consent with respect to, all such Covered Shares (i) in favor of (A) the adoption of the Merger Agreement and approval of the Merger and the Merger Transactions and (B) other matters that would reasonably be expected to facilitate the Merger and the Merger Transactions, including any proposal to adjourn or postpone any meeting of the Company’s stockholders to a later date; and (ii) against any Adverse Proposal.

(b)        From the date hereof until the Expiration Time, each Stockholder irrevocably and unconditionally agrees that, at every meeting of the stockholders of the Company, duly called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, such Stockholder shall, in each case, to the fullest extent that such Stockholder’s Covered Shares are entitled to vote thereon: (a) appear at each such meeting or otherwise cause all such Covered Shares to be counted as present thereat for the purpose of determining a quorum; and (b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) a written consent with respect to, all such Covered Shares (i) in favor of (A) the adoption of an amendment to the certificate of incorporation of the Company to increase the number of authorized shares of Company Common Stock to 715,000,000 (the “Amendment Approval”) and (B) other matters that would reasonably be expected to facilitate the consummation of the transactions contemplated by the Convertible Note Purchase Agreement, including any proposal to adjourn or postpone any meeting of the Company’s stockholders to a later date; and (ii) against (A) other than the Amendment Approval, any change in the present capitalization of the Company or any amendment or other change to the Company Organizational Documents in contravention of the Convertible Note Purchase Agreement or the actions contemplated thereby, (B) any action, proposal or transaction that would reasonably be expected to result in a breach in any material respect of any covenant, agreement, representation or warranty or any other obligation of the Company set forth in the Convertible Note Purchase Agreement or of any Stockholder contained in this Agreement, and (C) any other action, proposal or transaction that is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, discourage or prevent the consummation of, or otherwise adversely affect, the transactions contemplated by this Agreement or the Convertible Note Purchase Agreement.

(c)        From the date hereof until the Expiration Time, such Stockholder shall retain at all times the right to vote such Stockholder’s Covered Shares in such Stockholder’s sole discretion, and without any other limitation, on any matters other than those expressly set forth in this Section 3 that are at any time or from time to time presented for consideration to the Company’s stockholders generally. For the avoidance of doubt, the foregoing commitments in this

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Section 3 apply to any Covered Shares held by any trust, limited partnership or other entity directly or indirectly holding Covered Shares over which the applicable Stockholder exercises direct or indirect voting control (if any).

4.         Additional Covenants.

4.1        No Solicitation. From the date hereof until the earlier of (x) the termination of this Agreement pursuant to Section 8 and (y) the date and time that the Merger Agreement is validly terminated in accordance with the terms and provisions thereof, each Stockholder, solely in its capacity as a stockholder of the Company, shall not, and shall cause its controlled affiliates not to, and its and their respective Representatives not to, directly or indirectly: (i) solicit, initiate, or knowingly facilitate or encourage any inquiry, proposal or offer regarding, or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, a Takeover Proposal; (ii) furnish any non-public information regarding the Company to any third party in connection with a Takeover Proposal; (iii) engage in or otherwise facilitate discussions or negotiations with any third party with respect to any Takeover Proposal; (iv) adopt, approve, endorse or recommend, or publicly propose to adopt, approve endorse or recommend, any Takeover Proposal or enter into any letter of intent, support agreement or similar document, agreement, commitment or agreement in principle relating to or facilitating a Takeover Proposal; (v) become a member of a “group” (as defined in Section 13(d)(3) under the Exchange Act) with respect to any voting securities of the Company for the purpose of opposing, discouraging or competing with or taking any actions inconsistent with the transactions contemplated by this Agreement or the Merger Agreement or (vi) agree to do any of the foregoing. Such Stockholder shall, and shall cause its controlled affiliates to, and shall cause its and their respective Representatives to, immediately cease and cause to be terminated any existing solicitations of, or discussions or negotiations with, any third party relating to any Takeover Proposal. For purposes of this Section 4.1, “Takeover Proposal” shall have the meaning ascribed to such term in the Merger Agreement but shall also include any Transfer of any of such Stockholder’s Covered Shares other than a Permitted Transfer.

4.2        Appraisal Rights. Each Stockholder irrevocably waives and agrees not to exercise any rights of appraisal or rights to dissent from the Merger or the adoption of the Merger Agreement that it may have under Section 262 of the DGCL and shall not permit any such rights of appraisal or rights of dissent to be exercised with respect to any of such Stockholder’s Covered Shares.

4.3        Waiver of Certain Actions. Each Stockholder agrees not to commence or participate in any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company, any of their respective affiliates or successors or any of their respective directors, managers or officers (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement, the Merger Agreement (including any claim seeking to enjoin or delay the consummation of the Merger) or the Convertible Note Purchase Agreement or (b) alleging a breach of any duty of the Company Board in connection with the Merger Agreement, this Agreement, the Convertible Note Purchase Agreement or the transactions contemplated thereby or hereby.

4.4         Notice of Certain Events. Each Stockholder agrees to notify Parent of any development occurring after the date hereof that causes, or that would reasonably be expected to

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cause, any material breach of any of the representations and warranties of such Stockholder set forth in Section 5. Promptly upon the acquisition of any After-Acquired Shares, such Stockholder shall notify Parent of the number of After-Acquired Shares so acquired; it being understood that any such shares shall be subject to the terms of this Agreement as though owned by such Stockholder on the date hereof and the representation and warranties in Section 5 below shall be true and correct as of the date that such After-Acquired Shares are acquired.

4.5         Documentation and Information. Each Stockholder shall not, and shall cause its controlled affiliates and its and their respective Representatives not to, make any public announcement or other communication to a third party regarding this Agreement or the transactions contemplated hereby without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed) except [(i)]1 as may be required by applicable Law (provided that reasonable notice of any such disclosure required by applicable Law will be provided to Parent, and such Stockholder will consider in good faith the reasonable comments of Parent with respect to such disclosure and otherwise cooperate with Parent in obtaining confidential treatment with respect to such disclosure) [, and (ii) disclosures to the current limited partners or members of such Stockholder to the extent required pursuant to the terms of its limited partnership or operating agreement (or comparable governing fund document) as in effect on the date of this Agreement, provided that all such limited partners or members are subject under the limited partnership or operating agreement (or comparable governing fund document) to confidentiality obligations limiting the disclosure of any such communicated information and prohibiting the public announcement or disclosure of such information on terms substantially similar to those set forth in this Section 4.5]2. Such Stockholder consents to and authorizes the Company, Parent and Merger Sub to publish and disclose in all documents and schedules filed with the SEC or any other Governmental Authority or applicable securities exchange, and any press release or other disclosure document that the Company, Parent or Merger Sub reasonably determines to be necessary or advisable in connection with the Merger, the Merger Transactions or any other transactions contemplated by this Agreement or the Convertible Note Purchase Agreement, such Stockholder’s identity and ownership of such Stockholder’s Covered Shares, the existence of this Agreement and the nature of such Stockholder’s commitments and obligations under this Agreement, and such Stockholder acknowledges that the Company, Parent and Merger Sub may, in Parent’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Authority or securities exchange. Such Stockholder agrees to promptly give Parent any information that is in its possession that Parent may reasonably request for the preparation of any such disclosure documents, and such Stockholder agrees to promptly notify Parent of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that such Stockholder shall become aware that any such information shall have become false or misleading in any material respect.

5.         Representations and Warranties of Each Stockholder. Each Stockholder represents and warrants to Parent, as to such Stockholder with respect to his, her or its Covered Shares, on a several basis, that:

5.1        Due Organization; Authority.

(a)        If such Stockholder is not an individual, (i) such Stockholder is duly organized, validly existing and in good standing under the Law of its jurisdiction of incorporation or organization, as applicable, (ii) such Stockholder has the requisite power and authority to enter into and to perform its obligations under this Agreement, (iii) the execution and delivery of this Agreement by such Stockholder and the performance of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Stockholder, and (iv) no other proceedings on the part of such Stockholder are necessary to authorize the execution, delivery and performance of this Agreement

[1]	Only for New Enterprise Associates 15, L.P. and NEA Ventures 2016, L.P.
[2]	Only for New Enterprise Associates 15, L.P. and NEA Ventures 2016, L.P.

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by such Stockholder or to consummate the transactions contemplated hereby. If such Stockholder is an individual, such Stockholder has the requisite legal capacity, right and authority to execute, deliver and perform such Stockholder’s obligations under this Agreement and to consummate the transactions contemplated hereby.

(b)        This Agreement has been duly and validly executed and delivered by such Stockholder and, assuming the due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as limited by Laws affecting the enforcement of creditors’ rights generally, by general equitable principles or by the discretion of any Governmental Authority before which any Legal Proceeding seeking enforcement may be brought.

(c)        If such Stockholder is married, and any of such Stockholder’s Covered Shares constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly and validly executed and delivered by such Stockholder’s spouse and, assuming the due authorization, execution and delivery hereof by Parent, constitutes a legal, valid and binding obligation of such Stockholder’s spouse, enforceable against such Stockholder’s spouse in accordance with its terms, except as limited by Laws affecting the enforcement of creditors’ rights generally, by general equitable principles or by the discretion of any Governmental Authority before which any Legal Proceeding seeking enforcement may be brought.

5.2        Ownership of the Covered Shares; Voting Power. Such Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of all of such Stockholder’s Covered Shares and has good and marketable title to all of such Stockholder’s Covered Shares free and clear of any Liens in respect of such Covered Shares, other than those created by this Agreement or those imposed by applicable securities Law (collectively, “Permitted Liens”). The Covered Shares listed on Schedule A opposite such Stockholder’s name constitute all of the shares of capital stock of the Company or any other securities of the Company beneficially owned by such Stockholder as of the date hereof. As of the date hereof, such Stockholder has not entered into any agreement to Transfer any such Covered Shares. Such Stockholder has full voting power with respect to all of such Stockholder’s Covered Shares, and full power of disposition with respect to such Covered Shares, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all such Stockholder’s Covered Shares. None of such Stockholder’s Covered Shares are subject to any stockholders’ agreement, proxy, voting trust or other agreement, arrangement or Lien with respect to the voting of such Covered Shares, except as expressly provided herein (including Permitted Liens).

5.3        Non-Contravention; Consents. Neither the execution and delivery of this Agreement by such Stockholder (or if applicable, such Stockholder’s spouse) nor the consummation of the transactions contemplated hereby nor compliance by such Stockholder (or if applicable, such Stockholder’s spouse) with any provisions herein will (a) if such Stockholder is not an individual, violate, contravene or conflict with or result in any breach of any provision of the certificate of incorporation or bylaws or equivalent organizational documents of such Stockholder, (b) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority on the part of such Stockholder (or if applicable, such

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Stockholder’s spouse), except for compliance with the applicable requirements of the Securities Act, the Exchange Act or any other securities laws and the rules and regulations promulgated thereunder, (c) violate, conflict with, or result in a breach of or default under any provisions of, or require any consent, waiver or approval under any of the terms, conditions or provisions of any Contract to which such Stockholder (or if applicable, such Stockholder’s spouse) is a party or by which such Stockholder (or if applicable, such Stockholder’s spouse) or any of such Stockholder’s Covered Shares may be bound, (d) result in the creation or imposition of any Lien (other than any Lien created by Parent or Merger Sub) on any asset of such Stockholder (or if applicable, of such Stockholder’s spouse) or (e) violate any Law applicable to such Stockholder (or if applicable, such Stockholder’s spouse) or by which any of such Stockholder’s Covered Shares are bound, except, in the case of each of clauses (c), (d) and (e), as would not, individually or in the aggregate, reasonably be expected to prevent, impair or delay the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise prevent, impair or delay such Stockholder’s ability to perform his, her or its obligations hereunder.

5.4        No Legal Proceedings. There are no Legal Proceedings pending against or, to the knowledge of such Stockholder, threatened against or affecting such Stockholder or any of such Stockholder’s properties or assets (including any of such Stockholder’s Covered Shares) that would, individually or in the aggregate, reasonably be expected to prevent, impair or delay the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise prevent, impair or delay such Stockholder’s ability to perform its obligations hereunder.

5.5        Opportunity to Review; Reliance. Such Stockholder has had the opportunity to review the Merger Agreement, this Agreement and the Convertible Note Purchase Agreement with counsel of such Stockholder’s own choosing. Such Stockholder understands and acknowledges that Parent, Merger Sub, the Purchaser and the Company are entering into the Merger Agreement and the Convertible Note Purchase Agreement (as applicable) in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

6.         Representations and Warranties of Parent. Parent represents and warrants to the Stockholder that:

6.1        Due Organization; Authority.

(a)        Parent is duly organized, validly existing and in good standing under the Law of its jurisdiction of incorporation or organization, (ii) Parent has the requisite power and authority to enter into and to perform its obligations under this Agreement, (iii) the execution and delivery of this Agreement by Parent and the performance of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Parent, and (iv) no other proceedings on the part of Parent are necessary to authorize the execution, delivery and performance of this Agreement by Parent or to consummate the transactions contemplated hereby.

(b)        This Agreement has been duly and validly executed and delivered by Parent and, assuming the due authorization, execution and delivery by the Stockholders and the Company, constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except as limited by Laws affecting the enforcement of creditors’

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rights generally, by general equitable principles or by the discretion of any Governmental Authority before which any Legal Proceeding seeking enforcement may be brought.

7.         Non-Survival of Representations, Warranties and Covenants. The representations, warranties and covenants contained herein shall not survive the Expiration Time.

8.         Termination. Unless earlier terminated by mutual written agreement of the Parties, this Agreement shall terminate automatically and shall have no further force or effect as of the Expiration Time; provided that a Stockholder may terminate this Agreement as to itself upon the entry by the Company without the prior written consent of such Stockholder into any amendment, waiver or modification to the Merger Agreement that results in (i) a change to the form of consideration to be paid thereunder or (ii) a decrease in the Merger Consideration. Upon termination of this Agreement, no Party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 8 shall relieve any Party from liability for fraud or any Willful and Material Breach of this Agreement prior to termination hereof, (y) the provisions of Section 2, Section 3(b), Section 3(c), Section 4.3, Section 4.4, Section 4.5, Section 5 and Section 6 shall survive the termination of this Agreement until the Expiration Time and (z) the provisions of Section 8 and Section 9 shall survive any termination of this Agreement.

9.         Miscellaneous.

9.1        Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions of this Agreement. If any provision of this Agreement, or the application of that provision to any Person or any circumstance, is determined by a court of competent jurisdiction to be invalid or unenforceable, then (a) the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law and (b) the remainder of this Agreement and the application of that provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of that provision, or the application of that provision, in any other jurisdiction.

9.2        Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of each of the other parties, and any attempt to make any such assignment without such consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

9.3        Amendments and Waivers. Subject to compliance with applicable Law, at any time prior to the Effective Time, this Agreement may be amended or supplemented in any and all respects by written agreement of the parties hereto or, in the case of a waiver, by each party against whom the waiver is to be effective. No failure or delay by any party to assert any of its rights under this Agreement or otherwise shall constitute a waiver of such rights.

9

9.4        Specific Performance. The parties to this Agreement agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that money damages or other legal remedies (including those as set forth in Section 7.6 of the Merger Agreement) would not be an adequate remedy for any such non-performance or breach. It is accordingly agreed that the parties to this Agreement shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Chosen Courts, without proof of damages or otherwise, this being in addition to any other remedy at law or in equity, and the parties to this Agreement hereby waive any requirement for the posting of any bond or similar collateral in connection therewith. Each party hereto agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that or otherwise assert that (i) the other party has an adequate remedy at law or (ii) an award of specific performance is not an appropriate remedy for any reason at law or equity.

9.5        Notices. All notices, consents and other communications hereunder shall be in writing and shall be given in the manner described in Section 8.7 of the Merger Agreement, addressed as follows: (i) if to Parent, to its address or email address set forth in Section 8.7 of the Merger Agreement, and (ii) if to a Stockholder, to such Stockholder’s address or email address set forth on a signature page hereto, or to such other address or email address as such Party may hereafter specify for the purpose by notice to each other Party hereto.

9.6        Governing Law. This Agreement, and any dispute, claim, legal action, suit, proceeding or controversy arising out of or relating hereto, shall be governed by, and construed in accordance with, the Law of the State of Delaware, without regard to conflict of law principles thereof.

9.7        Consent to Jurisdiction. Each party to this Agreement (a) irrevocably and unconditionally submits to the personal jurisdiction of the Chosen Courts, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that any actions or proceedings arising in connection with this Agreement, the Convertible Note Purchase Agreement, the transactions contemplated hereby, the Merger or the Merger Transactions shall be brought, tried and determined only in the Chosen Courts, (d) waives any claim of improper venue or any claim that the Chosen Courts are an inconvenient forum and (e) agrees that it will not bring any action relating to this Agreement, the Convertible Note Purchase Agreement, the transactions contemplated hereby, the Merger or the Merger Transactions in any court other than the Chosen Courts.

9.8        Waiver of Trial by Jury. EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE MERGER AGREEMENT, THE CONVERTIBLE NOTE PURCHASE AGREEMENT, THE OTHER DOCUMENTS AND AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT

10

CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL PROCEEDING, (B) SUCH PARTY HAS CONSIDERED AND UNDERSTANDS THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.8.

9.9        Release. Except for any rights or obligations under this Agreement, the Merger Agreement or in connection with an employment or consultant relationship with the Company, effective as of the Effective Time, such Stockholder, on behalf of itself and each of its Subsidiaries (other than the Company and its Subsidiaries) and controlled affiliates [(but expressly excluding any portfolio companies (as such term is commonly understood in the private equity industry) that Stockholder does not control (where “control” means the power by Stockholder to direct or cause the direction of the management or policies of such portfolio company, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise))]3, and each of their respective current and former officers, directors, employees, shareholders, partners, members, advisors, successors and assigns (collectively, the “Releasing Parties”), hereby irrevocably and unconditionally releases and forever discharges Parent, Merger Sub, Purchaser, the Company, each of the Subsidiaries of the Company and each of their respective current and former officers, directors, employees, shareholders, partners, managers, members, advisors, successors and assigns (collectively, the “Released Parties”) of and from any and all actions, causes of action, suits, proceedings, executions, judgments, duties, debts, dues, accounts, bonds, contracts and covenants (whether express or implied), and claims and demands whatsoever whether in law or in equity (whether based upon contract, tort or otherwise) which the Releasing Parties may have against any of the Released Parties in respect of (a) the ownership of the Covered Shares or as an equityholder of the Company or any of its Subsidiaries, and (b) any operations of the Company and its Subsidiaries prior to the Closing (together with (a), the “Released Claims”); provided, however, such Released Claims shall exclude (i) compensation not yet paid (including any amounts payable in connection with the consummation of the Merger and the Merger Transactions), (ii) reimbursement for expenses incurred by the Stockholder in the ordinary course of the Stockholder’s employment which are reimbursable under the Company’s or Company Subsidiary’s expense reimbursement policies, (iii) accrued vacation, subject to the Company’s or Company Subsidiary’s policies on accrual and carry forward, and (iv) any remaining obligations of the Released Parties to indemnify the Releasing Parties under the terms of the Merger Agreement [(including any obligations under Section 5.5 thereof in respect of any Releasing Party’s rights to indemnification in respect of his or her service as an officer or director of the Company or its Subsidiaries)]4. The Releasing Parties hereby irrevocably covenant to refrain from, directly or indirectly, asserting any Released Claim against any Released Party before any Governmental Authority.

9.10        Entire Agreement. This Agreement together with the Merger Agreement (together with the Exhibits, Parent Disclosure Schedule, Company Disclosure Schedule and the other documents delivered pursuant thereto) and the Confidentiality Agreement constitute the entire agreement and supersede all prior or contemporaneous agreements, negotiations, correspondence, undertakings, understandings, representations and warranties, both written and oral, among the parties to this Agreement, or any of them, with respect to the subject matter of this Agreement and, except as otherwise expressly provided herein or therein, are not intended to confer upon any other Person any rights or remedies hereunder or thereunder.

9.11        Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed will be deemed to be an original but all of which taken together will

[3]	Only for New Enterprise Associates 15, L.P. and NEA Ventures 2016, L.P.
[4]	Only for New Enterprise Associates 15, L.P. and NEA Ventures 2016, L.P.

11

constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement may be made by electronic or digital delivery such as in Adobe Portable Document Format or using generally recognized e-signature technology (e.g., DocuSign or Adobe Sign). This Agreement shall become effective when, and only when, each party hereto shall have received a counterpart signed by all of the other parties hereto.

9.12        Mutual Drafting; Interpretation. Each party has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision. For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders. As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.” As used in this Agreement, references to a “party” or the “parties” are intended to refer to a party to this Agreement or the parties to this Agreement. Except as otherwise indicated, all references in this Agreement to “Sections,” are intended to refer to Sections of this Agreement. All references in this Agreement to “$” are intended to refer to U.S. dollars. Unless otherwise specifically provided for herein, the term “or” shall not be deemed to be exclusive.

9.13        Capacity as Stockholder. No person executing this Agreement who is or becomes an officer or director of the Company makes any agreement or understanding herein in his or her capacity as such officer or director. Each Stockholder signs solely in his, her or its capacity as the record and beneficial owner of such Stockholder’s Covered Shares. Nothing herein shall limit or affect any omissions or actions taken by a Stockholder or any officer, director, employee, affiliate or representative of a Stockholder solely in his or her capacity as an officer or director of the Company (including, for the avoidance of doubt, exercising his or her fiduciary duties).

9.14        Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense. For avoidance of doubt, nothing in this Section 9.14 shall be interpreted as in any way limiting Parent’s right to the Termination Fee in circumstances in which Parent is entitled to receive the Termination Fee pursuant to the Merger Agreement.

9.15        No Agreement Until Executed. This Agreement shall not be effective unless and until (i) the Merger Agreement is executed and delivered by all parties thereto and (ii) this Agreement is executed and delivered by all parties hereto.

9.16        Further Assurances. Each Stockholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use such Stockholder’s reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law, to perform such Stockholder’s obligations under this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

SOFTBANK GROUP CORP.

By:
Name:
Title:

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

BERKSHIRE GREY, INC., solely for the purposes of Section 2.2

By:
Name: Address: E-mail:

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

[STOCKHOLDER]

By:
Name:
Address: E-mail:

[Signature Page to Voting and Support Agreement]

Schedule A

Stockholder & Address	Shares of Class A Common Stock	Shares of Class C Common Stock

[ ] [Street Address] [Email]	[ ]	[ ]

[Schedule A to Voting and Support Agreement]

Exhibit 10.2

BERKSHIRE GREY, INC.

CONVERTIBLE NOTE PURCHASE AGREEMENT

March 24, 2023

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	2.30	Subsidiary Distributions	18

	2.31	Solvency	18

3.	Representations and Warranties of the Purchaser		18

	3.1	Organization; Authorization	18

	3.2	Governmental Approvals; No Conflicts	19

	3.3	Purchase Entirely for Own Account	19

	3.4	Restricted Securities	19

	3.5	Restrictions and Legends	19

	3.6	Sophisticated Investor	20

4.	Conditions of the Purchaser’s Obligations at Closing		20

	4.1	Notice	20

	4.2	Draw Limit	20

	4.3	Minimum Cash Balance	20

	4.4	Representations and Warranties	20

	4.5	Performance	21

	4.6	Qualifications	21

	4.7	Counterparts of Agreement	21

	4.8	Note	21

	4.9	Financial Officer Certificate	21

	4.10	Proceedings and Documents	21

	4.11	Corporate and Additional Matters	22

	4.12	Nasdaq Listing of Additional Shares Notification	22

	4.13	Funding Instructions	22

	4.14	Merger Agreement.	22

	4.15	Merger	22

	4.16	No Adverse Recommendation Change	22

5.	Conditions of the Company’s Obligations at Closing		22

	5.1	Representations and Warranties	22

	5.2	Performance	22

	5.3	Compliance Certificate	22

6.	Covenants		22

	6.1	Covenants of the Company Applicable Until the Notes are Converted or Repaid	22

	6.2	Covenants of the Company and the Purchaser	25

7.	Events of Default		26

8.	Remedies on Default		26

	8.1	Acceleration of Maturity	26

	8.2	Rescission and Annulment	27

	8.3	Other Remedies	27

9.	Registration Rights		27

ii

	9.1	Demand Registrations	27

	9.2	Piggyback Registrations	29

	9.3	Underwritten Offerings	30

	9.4	Holdback Agreements	31

	9.5	Limitations on Subsequent Registration Rights	31

	9.6	Expenses of Registration	31

	9.7	Blackout Period	31

	9.8	Registration Procedures	31

	9.9	Shelf Take-Downs	34

	9.10	Information by Registrable Securities Holder	34

	9.11	Rule 144 Reporting	34

	9.12	Transfer of Registration Rights	34

	9.13	Termination of Registration Rights	35

	9.14	Indemnification For Securities Offerings	35

10.	Conversion of the Notes		36

	10.1	Right to Convert	36

	10.2	Settlement Upon Conversion	37

	10.3	Conversion Procedures	38

	10.4	Conversion Rate Adjustments	38

	10.5	Recapitalizations, Reclassifications and Changes to the Class A Common Stock	44

	10.6	Reserved Shares	45

11.	Transfer Restrictions		45

12.	Termination		45

	12.1	Termination	45

	12.2	Effect of Termination	45

13.	Miscellaneous		46

	13.1	Survival	46

	13.2	Indemnification	46

	13.3	Amendment; Waiver of Certain Covenants	46

	13.4	Entire Agreement; Counterparts	47

	13.5	Applicable Law; Jurisdiction; Waiver of Jury Trial	47

	13.6	Attorneys’ Fees	47

	13.7	Assignability; Third-Party Beneficiaries	47

	13.8	Notices	47

	13.9	Cooperation	48

	13.10	Severability	48

	13.11	Definitions; Construction	48

iii

BERKSHIRE GREY, INC.

CONVERTIBLE NOTE PURCHASE AGREEMENT

This Convertible Note Purchase Agreement (this “Agreement”) is made and entered into as of March 24, 2023 by and between Berkshire Grey, Inc., a Delaware corporation (the “Company”), and Backgammon Investment Corp., a wholly and directly owned subsidiary of Parent, a Delaware corporation (the “Purchaser”).

RECITALS

Subject to the terms and conditions of this Agreement, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, up to Sixty Million Dollars ($60,000,000.00), in the aggregate principal amount, of convertible senior unsecured notes in substantially the form attached to this Agreement as Exhibit A (each, a “Note” and, collectively, the “Notes”), which will be convertible on the terms stated herein into equity securities of the Company. The Notes are senior in right of payment to any other Indebtedness of the Company, except as otherwise provided in Section 6.1(m). The Notes and the equity securities issuable upon conversion or exercise thereof are collectively referred to herein as the “Securities.”

AGREEMENT

In consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this Agreement agree as follows:

1.    The Notes.

1.1    Purchase and Sale of the Notes.

(a)    Aggregate Commitment. Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser Sixty Million Dollars ($60,000,000.00) in aggregate principal amount of Notes. The purchase price of each Note will be equal to 100% of the principal amount of such Note.

(b)    Delayed Draws. The Company shall have the right, but not the obligation, to deliver an irrevocable written notice (each, a “Draw Notice”) to the Purchaser, directing the Purchaser to purchase one or more Notes in an aggregate principal amount up to $12,000,000.00, subject to the terms and conditions of this Agreement, including the satisfaction or waiver of each of the conditions set forth in Sections 4 and 5; provided, however, that the Company may not deliver a Draw Notice (x) after the earlier of (i) the Effective Time (as defined in the Merger Agreement) and (ii) the termination of the Merger Agreement, or (y) if the Company Board has made an Adverse Recommendation Change. Each Draw Notice must be delivered to the Purchaser not less than ten (10) Business Days prior to the date of the applicable Closing (as defined below).

(c)    Closing; Delivery. Each purchase and sale of the Notes (each a “Closing”) will take place at the offices of Morrison & Foerster LLP, 2100 L Street NW, Washington, D.C. 20037, at a date and time that is no later than two (2) Business Days after the satisfaction or waiver of the conditions set forth in Articles 4 and 5 of this Agreement.

1.2    Maturity. If not earlier converted or redeemed in accordance with the terms of this Agreement, all principal and any accrued but unpaid interest under each of the Notes will be due and payable in immediately available funds upon the earlier of (i) six months following the termination of the Merger Agreement and (ii) June 30, 2024 (the “Maturity Date”). The Company may not voluntarily prepay the Notes in whole or in part, except in accordance with Section 1.4. If the Notes become due and payable by reason of an Event of Default at a time when the Note is not convertible pursuant to Section 10.1, then the Purchaser may, in its sole discretion, elect to defer repayment of the Notes (and interest will continue to accrue at the applicable rate for so long as the Event of Default is continuing) until the Notes are convertible.

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1.3    Interest.

(a)    The outstanding principal balance of each Note will bear interest at a rate equal to 20.0% per annum compounded semiannually from and after the applicable Closing. Interest on the Notes will be due and payable semiannually in arrears on the dates set forth in the applicable Note (each, an “Interest Payment Date”). Such interest shall be paid in kind and capitalized by increasing the principal amount of the applicable Note by the amount of such interest, effective as of the Interest Payment Date.

(b)    Notwithstanding the foregoing, if any principal of or interest on the Notes is not paid when due, whether at the Maturity Date, upon acceleration, or otherwise, the obligations of the Company hereunder will, to the extent permitted by law, bear interest, after as well as before judgment, at a rate per annum equal to 25.0% per annum. Such interest shall be paid in kind and capitalized by increasing the principal amount of the applicable Note by the amount of such interest, effective as of the Interest Payment Date.

(c)    All interest hereunder will be computed on the basis of a year of 360 days composed of twelve 30-day months and, for partial months, on the basis of actual days elapsed over a 30-day month.

1.4    Redemption.

(a)    Optional Redemption. Following any Termination Event, the Company may redeem the Notes for cash (a “Redemption”), at its option, in whole, but not in part, at a redemption price equal to 100% of the principal amount of the outstanding Notes, plus all accrued but unpaid interest under such Notes to, but excluding the Redemption Date (the “Redemption Price”).

(b)    Redemption Notice. The redemption date (the “Redemption Date”) for any Redemption will be a day of the Company’s choosing that is at least thirty (30) days but no more than sixty (60) days after date of the Redemption Notice. To call any Notes for Redemption, the Company must send to the Purchaser and each holder holding such Notes an irrevocable written notice of such Redemption (a “Redemption Notice”) describing (i) the Redemption Date, (ii) the Redemption Price per $1,000 principal amount of the Notes for such Redemption, (iii) that the Notes called for Redemption may be converted at any time before the close of business on the Business Day immediately preceding the Redemption Date (or, if the Company fails to pay the Redemption Price due on such Redemption Date in full, at any time until such time as the Company pays such Redemption Price in full); and (iv) the Conversion Rate in effect on the Redemption Notice date for such Redemption.

(c)    Payment of the Redemption Price. The Company will cause the applicable Redemption Price for a Note subject to Redemption to be paid to the holder thereof on or before the applicable Redemption Date in cash by wire transfer to the holder of immediately available funds. For the avoidance of doubt, interest payable on any Note (or portion thereof) subject to any Redemption must be paid pursuant to this Section 1.4.

(d)    Optional Conversion. The Purchaser and any holder of Notes subject to a Redemption may convert such Notes, at their option, in accordance with Section 10, before the close of business on the Business Day immediately preceding the Redemption Date (or, if the Company fails to pay the Redemption Price due on such Redemption Date in full, at any time until such time as the Company pays such Redemption Price in full).

1.5    Business Days. If any date on which payment is scheduled to be made is not a Business Day, payment will be made on the next succeeding Business Day with the same force and effect as if taken on such date, and no interest shall accrue in respect of the delay.

2.    Representations and Warranties of the Company. Except (x) as set forth in in the Company Disclosure Schedule (it being acknowledged and agreed that any disclosure or exception set forth in any Section or subsection of the Company Disclosure Schedule shall be deemed to apply to any other Section or subsection of the Company Disclosure Schedule to the extent that the relevance of such disclosure or exception to such other Section

2

or subsection is reasonably apparent on the face of such disclosure), or (y) as disclosed in the Company SEC Reports filed with or furnished to the SEC prior to the date of this Agreement (other than information that is contained (i) solely in the “risk factors” sections of such Company SEC Reports or (ii) in any “forward-looking statements” disclaimer in such Company SEC Reports), the Company represents and warrants to the Purchaser as follows:

2.1    Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted. The Company is duly qualified or authorized to do business as a foreign corporation and is in good standing under the Laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to so qualify, individually or in the aggregate, has not and would not reasonably be expected to have a Company Material Adverse Effect.

2.2    Authorization; Enforceability. The transactions hereunder, including the authorization, issuance and delivery of the Securities, are within the corporate power of the Company and have been duly authorized by all necessary corporate action; except that the Company’s certificate of incorporation does not currently authorize a number of shares of Class A Common Stock sufficient to permit the conversion, in accordance herewith, of the maximum number of shares of Class A Common Stock issuable upon conversion of the Notes. Each Note Document to which the Company is a party has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting or relating to creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

2.3    Governmental Authorizations; Non-Contravention.

(a)    The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions hereunder do not and will not require any consent, approval or other authorization of, or filing with or notification to (collectively, “Governmental Authorizations”), any Governmental Authority, other than:

(i)    any required filings or approvals under the HSR Act or any foreign antitrust or competition laws, requirements or regulations in connection with the issuance of shares of Class A Common Stock upon the conversion of the Notes;

(ii)    the filing of a Listing of Additional Shares with the Nasdaq;

(iii)    any required filings pursuant to the Exchange Act or the rules of the SEC or the Nasdaq;

(iv)    as have been obtained prior to the date of this Agreement; and

(v)    where the failure to obtain such Governmental Authorizations would not, individually or in the aggregate, reasonably expected to be material to the Company and its Subsidiaries, taken as a whole.

(b)    Subject to the receipts of the consents, approvals, authorizations and other requirements set forth in Section 2.3(a) and Section 6.1(n), the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement do not and will not (i) violate or conflict with any provision of, or result in the breach of, or default under the Company Organizational Documents, (ii) contravene or conflict with, or result in any violation or breach of, any Law applicable to the Company or any of its Subsidiaries or by which any assets of the Company or any of its Subsidiaries (“Company Assets”) are bound or (iii) result in any violation or breach of, or constitute a default

3

under, or entitle any party to terminate, accelerate or adversely modify, or result in the creation of any Lien under (in each case with or without notice or lapse of time or both), any Material Contract to which the Company or any of its Subsidiaries is a party or by which any Company Assets are bound, other than in the case of clause (ii) of this Section 2.3(b), as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

2.4    Capitalization.

(a)    The authorized capital stock of the Company consists solely of 385,000,000 shares of Class A Common Stock, 15,000,000 shares of Class C Common Stock and 10,000,000 shares of the Company’s preferred stock, par value $0.0001 per share (“Company Preferred Stock”). As of the close of business on March 21, 2023, (i) 236,710,136 shares of Class A Common Stock were issued and outstanding, which amount includes 2,918,102 restricted shares of Company Common Stock (“Company Restricted Shares”) were issued and outstanding, (ii) 5,750,000 shares of Class C Common Stock were issued and outstanding, (iii) no shares of Company Common Stock were held in treasury by the Company, (iv) 21,348,815 shares of Company Common Stock were subject to outstanding options to purchase shares of Company Common Stock (“Company Options”), (v) 13,307,496 shares of Company Common Stock were issuable upon vesting of outstanding restricted stock unit to acquire share of Company Common Stock granted under the Company Stock Plans (“Company RSUs”), (vi) no shares of Company Common Stock that are issued and outstanding and were issued in connection with the exercise of a Company Option (to the extent that such underlying Company Option (or share of Company Common Stock) is not vested as of the date hereof) and Section 2.4(a) of the Company Disclosure Schedule sets forth the names of the holders of such shares of Company Common Stock and the option agreements pursuant to which such early exercise was effected; (vii) 14,749,960 shares of Company Common Stock are issuable upon full exercise of the Private Placement Warrants and the Public Warrants, (viii) 25,250,616 shares of Company Common Stock are issuable upon full exercise of the FedEx Warrants, and (ix) no shares of Company Preferred Stock were issued and outstanding. As of the close of business on March 21, 2023, the Company has reserved 51,986,533 shares of Company Common Stock for issuance pursuant to the Company Stock Plans. The foregoing represents all of the issued and outstanding shares of Company Capital Stock as of the date of this Agreement. All of the issued and outstanding shares of Company Capital Stock are represented by book-entry and there are no, and the Company has never issued, certificated shares of Company Capital Stock.

(b)    The Company has previously provided Purchaser with a true and complete list, as of the date hereof, of each outstanding Company Option, Company RSU, Company Restricted Share and share of Company Common Stock that are issued and outstanding and were issued in connection with the exercise of a Company Option (to the extent that such underlying Company Option (or share of Company Common Stock) is not vested as of the date hereof), the holder thereof and, with respect to each Company Option, the exercise price and expiration date thereof. All shares subject to issuance under the Company Stock Plans, upon issuance prior to the Effective Time on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights.

(c)    All of the issued and outstanding shares of capital stock of the Company (w) have been duly authorized and validly issued and are fully paid and non-assessable, (x) have been offered, sold and issued in compliance with applicable Law, including federal and state securities Laws, and all requirements set forth in (A) the Company Organizational Documents and (B) any other applicable Contracts governing the issuance of such securities, (y) are not subject to, nor have they been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of any applicable Law, the Company Organizational Documents or any Contract to which the Company is a party or otherwise bound and (z) are free and clear of any Liens.

(d)    There are no outstanding obligations of the Company or any of its Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of Company Capital Stock or capital stock of any Subsidiary of the Company or any other equity securities of the Company or any of its Subsidiaries or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase shares of Company Capital Stock or other equity securities of the Company or any of its Subsidiaries or (ii) to provide any funds to or make any investment (including in respect of any unsatisfied subscription obligation or capital contribution or capital account funding obligation) in (A) any Subsidiary of the Company that is not wholly owned by the Company or (B) any other Person.

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(e)    The Company is not a party to any stockholder agreements, investors’ rights agreements, voting agreements, voting trusts, right of first refusal and co-sale agreements, management rights agreements or other similar Contract with respect to the voting, registration, redemption, sale, transfer or other disposition of Company Capital Stock or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase shares of Company Common Stock or other equity securities of the Company. There are no bonds, debentures or notes or other obligations issued by the Company or any of its Subsidiaries that entitle the holder thereof to vote together with stockholders of the Company on any matters.

(f)    Except as set forth on Section 2.4(f) of the Company Disclosure Schedule, the Company has not granted any outstanding subscriptions, options, stock appreciation rights, warrants, rights or other securities (including debt securities) convertible into or exchangeable or exercisable for capital stock of the Company, any other commitments, calls, conversion rights, rights of exchange or privilege (whether pre-emptive, contractual or by matter of Law), plans or other agreements of any character providing for the issuance of additional capital stock, the sale of capital stock, or for the repurchase or redemption of capital stock of the Company or the value of which is determined by reference to capital stock of the Company, and there are no voting trusts, proxies or agreements of any kind which may obligate the Company to issue, purchase, register for sale, redeem or otherwise acquire any capital stock of the Company.

2.5    Subsidiaries. Section 2.5 of the Company Disclosure Schedule sets forth, as of the date of this Agreement, a true, correct and complete list of each Subsidiary of the Company and its jurisdiction of incorporation or formation. Each of the Subsidiaries of the Company is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as now conducted. Each Subsidiary of the Company is duly qualified or authorized to do business as a foreign corporation, limited liability company or other legal entity and is in good standing under the Laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to so qualify, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. No Subsidiary is in violation of any of the provisions of its Company Organizational Documents. Each of the Subsidiaries of the Company is wholly owned by the Company, directly or indirectly, as set forth in Section 2.5 of the Company Disclosure Schedule. Except for the capital stock of, or other equity or voting interests in, its Subsidiaries, the Company does not own, directly or indirectly, any equity, membership interest, partnership interest, joint venture interest, or other equity or voting interest in any Person, or any interest convertible into, exercisable or exchangeable for any of the foregoing.

2.6    SEC Reports. The Company has timely filed with the SEC all Company SEC Reports required to have been filed on or after December 10, 2020. As of their respective effective dates (in the case of Company SEC Reports that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective filing dates (in the case of all other Company SEC Reports), and except to the extent corrected by subsequent Company SEC Reports filed prior to the date hereof, each Company SEC Report (a) complied as to form in all material respects with the requirements of the Exchange Act and the Securities Act, as the case may be, applicable to such Company SEC Report, (b) was prepared in all material respects in accordance with the applicable requirements of the Securities Act, the Exchange Act and other applicable Law and (c) did not, as of such respective dates, or if amended or restated prior to the date hereof, at the time of such later amendment or restatement, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which such statements were made, not misleading. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the Company SEC Reports. No Subsidiary of the Company is subject to the periodic reporting requirements of the Exchange Act or is otherwise required to file any periodic forms, reports, schedules, statements or other documents with the SEC.

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2.7    Financial Statements.

(a)    The consolidated financial statements of the Company included in the Company SEC Reports filed on or after December 10, 2020:

(i)    as of their respective filing dates, complied as to form in all material respects with applicable accounting requirements and the rules and regulations of the SEC;

(ii)    were prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except as may be indicated in the notes to those financial statements, as permitted by Regulation S-X or, in the case of unaudited statements, as permitted by Form 10-Q under the Exchange Act, and except that the unaudited statements may not contain certain footnotes and are subject to normal, recurring audit adjustments); and

(iii)    fairly presented (except as may be indicated in the notes thereto and subject in the case of unaudited statements to normal, recurring audit adjustments) in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended.

(b)    The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act). Such disclosure controls and procedures are designed to ensure that information relating to the Company, including its Subsidiaries, required to be disclosed in the Company’s periodic and current reports under the Exchange Act, is made known to the Company’s chief executive officer and its chief financial officer by others within those entities to allow timely decisions regarding required disclosures as required under the Exchange Act. The chief executive officer and chief financial officer of the Company have evaluated the effectiveness of the Company’s disclosure controls and procedures and, to the extent required by applicable Law, presented in any applicable Company SEC Report that is a report on Form 10-K or Form 10-Q, or any amendment thereto, its conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by such report or amendment based on such evaluation.

(c)    The Company and its Subsidiaries have established and maintain a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) which is effective in providing reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of the Company’s financial statements for external purposes in accordance with GAAP. The Company has disclosed, based on its most recent evaluation of the Company’s internal control over financial reporting prior to the date hereof, to the Company’s auditors and audit committee (i) any significant deficiencies and material weaknesses in the design or operation of the Company’s internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. A true, correct and complete summary of any such disclosures made by management to the Company’s auditors and audit committee is set forth in Section 2.7(c) of the Company Disclosure Schedule.

(d)    Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Company and any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any “off balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act)), where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the Company’s or such Subsidiary’s published financial statements or other Company SEC Reports.

(e)    The Company is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of Nasdaq. Since December 10, 2020, neither the Company nor any of the Subsidiaries of the Company has made any prohibited loans to any executive officer of the Company (as defined in Rule 3b-7 under the Exchange Act) or director of the Company. There are no outstanding loans or other extensions of credit made by the Company or any of the Subsidiaries of the Company to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Company.

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(f)    Since December 10, 2020, none of the Company nor, to the Knowledge of the Company, any director, officer, auditor or accountant of the Company has received any written material complaint, allegation, assertion or claim that the Company or its Subsidiaries have engaged in illegal or fraudulent accounting or auditing practices. Since December 10, 2020, to the Knowledge of the Company, no attorney representing the Company, whether or not employed by the Company, has reported to the Company Board or any committee thereof or to any director or officer of the Company any evidence of a material violation of United States federal securities Laws and the rules and regulations of the SEC promulgated thereunder, by the Company or any of its officers or directors. There are no SEC inquiries or investigations or other inquiries or investigations by a Governmental Authority pending or, to the Knowledge of the Company, threatened, in each case regarding any accounting practices of the Company or any of its Subsidiaries or any malfeasance by any executive officer of the Company.

2.8    No Undisclosed Liabilities. There are no Liabilities of the Company or any of its Subsidiaries, other than (a) Liabilities disclosed or reserved against in the most recent audited consolidated balance sheet of the Company (the “Balance Sheet Date”) included in the Company’s Annual Report on Form 10-K filed by the Company with the SEC on March 29, 2022 (without giving effect to any amendment thereto), (b) Liabilities incurred since the Balance Sheet Date in the Ordinary Course of Business, (c) Liabilities to perform under Contracts entered into by the Company and its Subsidiaries, (d) Liabilities that have not had, and that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and (e) Liabilities expressly required by this Agreement.

2.9    Absence of Certain Changes. Except as otherwise contemplated, required or permitted by this Agreement, since the Balance Sheet Date through the date of this Agreement, (a) the Company has conducted its business, in all material respects, in the Ordinary Course of Business (other than in connection in connection with modifications suspensions and/or alterations of operations in response or otherwise related to COVID-19 Measures) and (b) since and through such dates, there has not been any Company Material Adverse Effect or any change, event, development, condition of occurrence that, individually or in the aggregate would reasonably be expected to have a Company Material Adverse Effect.

2.10    Taxes.

(a)    All income and all other material Tax Returns required to be filed by or with respect to the Company or any of its Subsidiaries have been timely filed (taking into account any applicable extensions), and all Taxes due and payable (whether or not shown on any Tax Return) have been timely paid, other than Taxes being contested in good faith and for which adequate reserves have been established in accordance with GAAP.

(b)    The unpaid Taxes of the Company and its Subsidiaries did not, as of the month covered by the most recent balance sheet included as part of the financial statements, exceed the reserve for Tax liabilities (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) as set forth on the face of such balance sheet (and not in the notes thereto), and do not exceed that reserve as adjusted for the passage of time through the applicable Closing date in accordance with the past custom and practice of the Company and its Subsidiaries in filing their Tax Returns.

(c)    The Company and each of its Subsidiaries have withheld from amounts owing to any employee, creditor or other Person all Taxes required by Law to be withheld, paid over to the proper Governmental Authority in a timely manner all such withheld amounts required to have been so paid over and complied in all material respects with all applicable withholding and related reporting requirements with respect to such Taxes.

(d)    There are no Liens for Taxes (other than Permitted Liens) upon the property or assets of the Company or any of its Subsidiaries.

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(e)    Section 2.10(e) of the Company Disclosure Schedule lists, as of the date of this Agreement, all income and franchise Tax Returns (federal, state, local and foreign) that currently are the subject of audit or examination by any Taxing Authority. The Company has made available to the Purchaser complete copies of (i) all income, franchise and other material Tax Returns of the Company and its Subsidiaries for taxable periods ended within the past six years and (ii) any audit report issued by a Taxing Authority relating to any Taxes due from or with respect to the Company and its Subsidiaries.

(f)    No written claim has been made by any Governmental Authority where the Company or any of its Subsidiaries does not file Tax Returns or pay Taxes that it is or may be subject to taxation or required to file a Tax Return in that jurisdiction.

(g)    No deficiencies for Taxes have been claimed, proposed or assessed by any Governmental Authority in writing against the Company or any of its Subsidiaries except for deficiencies which have been satisfied, settled or withdrawn.

(h)    There is no Tax audit or other examination of the Company or any of its Subsidiaries presently in progress, and there are no waivers, extensions or requests for any waivers or extensions of any statute of limitations currently in effect with respect to any Taxes of the Company or any of its Subsidiaries.

(i)    Neither the Company nor any of its Subsidiaries is a party to any Tax indemnification, Tax receivable or Tax sharing or similar agreement (other than any such agreement solely between the Company and its existing Subsidiaries and customary commercial Contracts (or Contracts entered into in the Ordinary Course of Business) not primarily related to Taxes). Neither the Company nor any of its Subsidiaries (i) is liable for Taxes of any other Person (other than the Company and its Subsidiaries) under Treasury Regulation Section 1.1502-6 or any similar provision of state, local or foreign Tax Law or as a transferee or successor or by Contract (other than customary commercial Contracts (or Contracts entered into in the Ordinary Course of Business) not primarily related to Taxes) or (ii) has ever been a member of an affiliated, consolidated, combined or unitary group filing for U.S. federal, state or local income Tax purposes, other than a group the common parent of which was or is the Company or any of its Subsidiaries.

(j)    Neither the Company nor any of its Subsidiaries has participated in any “reportable transaction” or “listed transaction” within the meaning of Section 6707A(c) of the Code and Treasury Regulations section 1.6011-4(b).

(k)    Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement will give rise to the payment of any amount or the provision of any benefit that constitutes an “excess parachute payment” within the meaning of section 280G of the Code or would be nondeductible under section 280G of the Code on account of the transactions contemplated by this Agreement.

(l)    Neither the Company nor any of its Subsidiaries is, or has been during the applicable period specified in section 897(c)(1)(A)(2) of the Code, a “United States real property holding corporation” within the meaning of section 897(c)(2) of the Code.

(m)    Neither the Company nor any of its Subsidiaries has been a party to any transaction treated by the parties as a distribution of stock qualifying for Tax-free treatment under Section 355 of the Code in the two (2) years prior to the date of this Agreement.

(n)    The Company and its Subsidiaries are in compliance in all respects with all applicable transfer pricing Laws, including the execution and maintenance of contemporaneous documentation substantiating the transfer pricing practice and methodology, and the method of allocating income, deductions, expenses and receipts among the Company and its Subsidiaries complies with the principles set forth in Section 482 of the Code and the Treasury Regulations promulgated thereunder (and any corresponding or similar provisions of state, local or non-U.S. Tax law) and any other applicable transfer pricing Laws.

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2.11    Real Property.

(a)    Section 2.11(a) of the Company Disclosure Schedule sets forth, as of the date of this Agreement, a complete list of all real property and interests in real property leased by the Company and each of its Subsidiaries as lessee or sublessor (individually, a “Real Property Lease,” and collectively, the “Real Property Leases,” and such related properties being referred to herein individually as a “Company Property” and collectively as the “Company Properties”). With respect to each Company Property:

(i)    The Company or its Subsidiaries holds a good and valid leasehold estate in such Company Property, free and clear of all Liens, except for Permitted Liens.

(ii)    The Company and its Subsidiaries has made available to the Purchaser true, correct and complete copies of all Real Property Leases, and none of such Real Property Leases has been modified in any material respect following the date of this Agreement, except in accordance with this Agreement and to the extent that such modifications have been disclosed by the copies made available to the Purchaser.

(iii)    The Company and its Subsidiaries are in material compliance with all Liens, encumbrances, easements, restrictions, and other matters of record affecting the Company Property, and neither the Company nor its Subsidiaries has received any written, or, to the Knowledge of the Company, oral notice alleging any default or breach under any of such Liens, encumbrances, easements, restrictions, or other matters and, to the knowledge of the Company, no default or breach, nor any event that with notice or the passage of time would result in a default or breach, by any other contracting parties has occurred thereunder. The Company’s and its Subsidiaries’, as applicable, possession and quiet enjoyment of the Company Properties under such Real Property Leases has not been materially disturbed and, to the knowledge of the Company, there are no disputes with respect to such Real Property Leases.

(iv)    As of the date of this Agreement, no party, other than the Company or its Subsidiaries, has any right to use or occupy the Company Properties or any portion thereof.

(v)    Neither the Company nor its Subsidiaries has received written notice of any current condemnation proceeding or proposed similar Legal Proceeding or agreement for taking in lieu of condemnation with respect to any portion of the Company Properties.

(b)    Neither the Company nor its Subsidiaries owns any Owned Real Property.

(c)    The Company or one of its Subsidiaries owns and has good title to, and has the legal and beneficial ownership of or a valid leasehold interest in or right to use by license or otherwise, all material machinery, equipment and other tangible property reflected on the books of the Company and its Subsidiaries as owned by the Company or one of its Subsidiaries, free and clear of all Liens other than Permitted Liens, except as would not, individually or in the aggregate, have or be reasonably expected to have a Company Material Adverse Effect. All material personal property and leased personal property assets of the Company and its Subsidiaries are structurally sound and in good operating condition and repair (ordinary wear and tear expected) and are suitable for their present use.

2.12    Intellectual Property.

(a)    Section 2.12(a) of the Company Disclosure Schedule lists each item of Company Intellectual Property that is registered or applied-for with a Governmental Authority or other applicable registrar and is owned by the Company or the Company’s Subsidiaries (“Company Registered Intellectual Property”). The Company or the Company’s Subsidiaries is the sole and exclusive beneficial and, with respect to Company Registered Intellectual Property, record owner of all of the Intellectual Property owned or purported to be owned by the Company and its Subsidiaries (the “Company Owned IP”). All Company Registered Intellectual Property is subsisting and in material compliance with all formal registration and maintenance requirements (including the payment of maintenance fees), and, to the knowledge of the Company, valid and enforceable (or, in the case of applications, validly applied for). As of the date hereof, no proceeding is pending or is threatened in

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writing (and the Company and the Company’s Subsidiaries have not otherwise received any written claim or notice, and have no knowledge of any facts or circumstances that could reasonably be expected to give rise to any such proceeding) that challenges the legality, validity, enforceability, registration, use or ownership of any Company Owned IP, and the Company and the Company’s Subsidiaries are not subject to any outstanding Order that restricts or impairs the use of any Company Owned IP.

(b)    Except as would not be expected to be material to the Company and its Subsidiaries, taken as a whole, the Company or its Subsidiaries owns, free and clear of all Liens (other than Permitted Liens), or has a valid right to use, all Intellectual Property reasonably necessary and sufficient for the continued conduct of the business of the Company and its Subsidiaries as currently conducted. Section 2.12(b) of the Company Disclosure Schedule sets forth a non-exhaustive list of material Company Owned IP, other than the Company Registered Intellectual Property set forth in Section 2.12(a) of the Company Disclosure Schedule.

(c)    The conduct of the Company’s and its Subsidiaries’ businesses and the Company Offerings (including the use, practice, offering, licensing, provision, sale, distribution, or other exploitation of any Company Offerings) have not, within the five (5) years preceding the date of this Agreement, infringed, misappropriated or otherwise violated, and are not infringing upon, misappropriating or otherwise violating, any Intellectual Property of any third Person. As of the date hereof, there is no pending or threatened (in writing) Legal Proceeding, except for ordinary course prosecution for Company Registered Intellectual Property that the Company has (or purports to have) an ownership interest in, against the Company or its Subsidiaries alleging the Company’s or the Subsidiaries’ infringement, misappropriation or other violation of any Intellectual Property of any third Person, or challenging the scope, validity, or enforceability of any Company Owned IP, and there has not been, within the five (5) years preceding the date of this Agreement, any such Legal Proceeding pending or threatened (in writing). The Company and its Subsidiaries have no knowledge of any facts or circumstances that would reasonably be expected to give rise to any such Legal Proceedings.

(d)    To the knowledge of the Company, no Person is infringing, misappropriating or otherwise violating or, within the five (5) years preceding the date of this Agreement, has infringed, misappropriated or otherwise violated any Company Owned IP in any material respect. The Company and its Subsidiaries have not initiated, and have had no specific or general reason to initiate, any Legal Proceeding or sent to any Person, within the five (5) years preceding the date of this Agreement, any notice, charge, complaint, claim or other assertion against such third Person alleging infringement, misappropriation, or other violation by such third Person of any Company Owned IP, or challenging the scope, validity, or enforceability of any Intellectual Property of such third Person.

(e)    The Company and its Subsidiaries have taken commercially reasonable measures to protect the confidentiality and value of the Trade Secrets and other confidential or proprietary information included in the Company Owned IP or otherwise held in confidence by the Company and its Subsidiaries, including to the extent applicable material Software, websites and systems (including the confidential data transmitted thereby or stored therein), in each case that are within the Company’s control. To the knowledge of the Company, there has not been any material unauthorized disclosure of or unauthorized access to any such Trade Secrets or confidential or proprietary information to or by any Person in a manner that has resulted in the loss of trade secret protection or other rights in and to such information.

(f)    No government funding, nor any support, funding, facilities or resources of a university, college, other educational institution or research center, was used in the development of any Company Owned IP, and no Person who was involved in or contributed to the creation or development of any Company Owned IP has performed services for any governmental entity or agency, in each case in a manner that would grant any such third parties or third party agencies any right, title or interest in such Company Owned IP.

(g)    With respect to the Software used or held for use in the business of the Company and its Subsidiaries (including any Software incorporated into Company Offerings), to the knowledge of the Company, no such Software contains any (i) undisclosed or hidden device or feature designed to disrupt, disable, or otherwise materially impair the functioning of any software or (ii) any defects, bugs, “back door,” “time bomb,” “Trojan horse,” “worm,” “drop dead device,” or other malicious code or routines that materially affect the use, functionality, security or performance of such Software or that permit unauthorized access or the unauthorized

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disablement or erasure of such or other software or information or data (or any parts thereof) of the Company or its Subsidiaries, or customers of the Company and its Subsidiaries without the user’s express prior consent (collectively, “Contaminants”). The Company and its Subsidiaries use commercially reasonable measures designed to prevent the introduction of Contaminants into Company Offerings, in accordance with procedures that are customarily used in the Company’s industry. To the knowledge of the Company, no warranty, indemnification requests or other claims have been asserted against the Company or any of its Subsidiaries in writing, and the Company and the Company’s Subsidiaries have no knowledge of any facts or circumstances that would reasonably be expected to give rise to any such requests or other claims related to any Company Offerings.

(h)    The Company’s and its Subsidiaries’ use, incorporation, modification, linking, calling, hosting and distribution of (i) Software developed by the Company or any Subsidiaries or otherwise included in Company Owned IP, and (ii) Open Source Materials, is in material compliance with all terms and conditions of all Open Source Licenses applicable thereto. Neither the Company nor its Subsidiaries have used, incorporated, modified, linked, called, hosted or otherwise distributed any Open Source Materials in a manner that requires any Software developed by the Company or any Subsidiaries or otherwise included in Company Owned IP to be subject to any Copyleft Terms.

(i)    No Source Code for any Software or material proprietary artificial intelligence models or collections of data included in the Company Owned IP (i) is the subject of any right, title or interest of any other Person, (ii) has been provided, licensed or granted any right, title or interest (including any present, contingent or other right, such as an escrow arrangement), or made available to any customer, business partner, escrow agent or other Person or (iii) is the subject of any duty or obligation (whether present, contingent, or otherwise) (and to the knowledge of the Company, as of the date hereof, no event has occurred and no circumstance or condition exists, that could reasonably result in such duty or obligation) to deliver, license, or make available, any such Source Code or such artificial intelligence models and collections of data to any customer, business partner, escrow agent or other Person, in the case of each of (i), (ii) and (iii), excluding the delivery or making available of data to customers of the Company and its Subsidiaries in the Ordinary Course of Business and Company Service Providers, all of whom are bound by valid, binding, enforceable written Contracts containing confidentiality or non-disclosure obligations substantially similar to the Company’s standard form agreement regarding inventions, confidentiality and other matters. The Company possesses all (x) Source Code for all Software owned or purported to be owned by the Company and all other materials, to generate the object code for, and deliver, the Company products and services, and (y) material proprietary artificial intelligence models and collections of data to freely develop and improve their artificial intelligence products and services.

(j)    Each current or former officer and employee of the Company or its Subsidiaries that has authored, delivered, or developed any Intellectual Property in the course of such officer’s or employee’s employment with the Company or its Subsidiaries, and each current or former consultant or other individual service provider of the Company or its Subsidiaries that has authored, delivered, or developed any Intellectual Property for the Company in the course of such consultant’s or service providers’ engagement with the Company or its Subsidiaries (in each case, including by contributing to, modifying, or improving Company Owned IP) (such Intellectual Property authored, delivered, or developed, “Developed IP”, and such officers, employees, consultants and individual service providers, “Company Service Providers”) has executed a valid and enforceable proprietary information and inventions agreement, certificate of authorship, or consultant, contractor or other agreement assigning to the Company or its Subsidiaries all of such Company Service Provider’s rights in such Developed IP, and no Person other than the Company or any of its Subsidiaries owns or purports to own (whether exclusively, jointly with another Person or otherwise), or otherwise possesses any rights to enforce or exclusive rights to exploit, any such Intellectual Property. No Company Service Provider has excluded pursuant to such proprietary information and inventions agreement material works or inventions related to the business of the Company or its Subsidiaries.

(k)    Neither this Agreement nor the consummation of the transactions contemplated by this Agreement will result in, other than with respect to Contracts entered into between the Purchaser or its Affiliates and a third party prior to Closing, (i) any material limitation on the Purchaser’s, the Company’s or its Subsidiaries’ ability to use any Company Intellectual Property necessary to conduct the business of the Company and its Subsidiaries as currently conducted, (ii) the Purchaser or the Company or its Subsidiaries being obligated to grant to any third Person any ownership interest in, or any license, covenant not to sue or right under or with respect to, any Company Intellectual Property, (iii) the Purchaser or the Company or its Subsidiaries, being bound by, or

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subject to, any restriction to use, register or otherwise exploit any Company Intellectual Property, or (iv) otherwise result in the loss, forfeiture, termination, or impairment of any rights of the Company or any of its Subsidiaries in any Company Intellectual Property.

2.13    Labor. Except as set forth on Section 2.13 of the Company Disclosure Schedule:

(a)    In the past five (5) years, (i) neither the Company nor any of its Subsidiaries is or has been a party to or bound by any Labor Agreement, (ii) no such Labor Agreement is being or has been negotiated by the Company or any of the Company’s Subsidiaries, (iii) no employees of the Company or any of its Subsidiaries are or have been represented by any labor union or other employee representative body with respect to their employment with the Company or its Subsidiaries and (iv) no labor union or any other employee representative body, to the knowledge of the Company, has requested or sought to represent any of the employees of the Company or its Subsidiaries with respect to their employment with the Company or its Subsidiaries. In the past five (5) years, there has been no actual or, to the knowledge of the Company, threatened unfair labor practice charge, labor arbitration, strike, slowdown, work stoppage, lockout, or other material labor dispute against or affecting the Company or any Subsidiary of the Company.

(b)    Each of the Company and its Subsidiaries are, and have been for the past five (5) years, in compliance in all material respects with all applicable Laws respecting labor and employment including, but not limited to, all Laws respecting terms and conditions of employment, health and safety, wages and hours, holiday pay and the calculation of holiday pay, working time, employee classification (with respect to both exempt vs. non-exempt status and employee vs. independent contractor and worker status), child labor, immigration, employment discrimination, disability rights or benefits, equal opportunity and equal pay, pay transparency, background checks, drug testing, plant closures and layoffs, affirmative action, workers’ compensation, labor relations, employee leave issues (including the Families First Coronavirus Response Act) and unemployment insurance.

(c)    The Company and its Subsidiaries are not delinquent in any material payments to any employees or former employees for any services or amounts required to be reimbursed or otherwise paid.

(d)    In the past five (5) years, the Company and its Subsidiaries have not received (i) notice of any unfair labor practice charge or complaint before the National Labor Relations Board or any other Governmental Authority against them, (ii) notice of any complaints, grievances or arbitrations arising out of any Labor Agreement, (iii) notice of any material charge or complaint with respect to them before the Equal Employment Opportunity Commission or any other Governmental Authority responsible for the prevention of unlawful employment practices, (iv) written notice (including notice via electronic means) of the intent of any Governmental Authority responsible for the enforcement of labor, employment, wages and hours of work, child labor, immigration or occupational safety and health Laws to conduct an investigation with respect to them or written notice (including notice via electronic means) that such investigation is in progress, or (v) written notice (including notice via electronic means) of any complaint, lawsuit or other proceeding in any forum by or on behalf of any present or former employee of such entities, any applicant for employment or classes of the foregoing alleging breach of any express or implied Contract of employment, any applicable Law governing employment or the termination thereof or other discriminatory, wrongful or tortious conduct in connection with the employment relationship, and with respect to each of (i) through (v) herein, no such matters are pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries.

(e)    To the knowledge of the Company, no employee of the Company or any of the Company’s Subsidiaries at the level of Director or above has notified the Company of their intention to terminate their employment.

(f)    The Company and its Subsidiaries are not and have not been (i) a “contractor” or “subcontractor” (as defined by Executive Order 11246 or any other applicable Law requiring affirmative action or other employment related actions for government contractors or subcontractors), (ii) required to comply with Executive Order 11246 or any other applicable Law requiring affirmative action or other employment related actions for government contractors or subcontractors, or (iii) otherwise required to maintain an affirmative action plan.

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(g)    To the knowledge of the Company, no present or former employee, worker or independent contractor of the Company or any of the Company’s Subsidiaries is in violation of (i) any restrictive covenant, nondisclosure obligation or fiduciary duty to the Company or any of the Company’s Subsidiaries or (ii) any restrictive covenant or nondisclosure obligation to a third party relating to (A) the right of any such individual to work for or provide services to the Company or any of the Company’s Subsidiaries or (B) the knowledge or use of Trade Secrets or proprietary information.

(h)    Neither the Company nor any of the Company’s Subsidiaries is party to a settlement agreement with a current or former officer, employee or independent contractor of the Company or any of the Company’s Subsidiaries that involves allegations relating to sexual harassment, sexual misconduct or discrimination. To the knowledge of the Company, in the last five (5) years, no allegations of sexual harassment, sexual misconduct or discrimination have been made against any current or former officer, employee or independent contractor of the Company or any of the Company’s Subsidiaries in their capacities as such.

(i)    In the past five (5) years, the Company and its Subsidiaries have not engaged in layoffs, furloughs or employment terminations sufficient to trigger application of the Workers’ Adjustment and Retraining Notification Act or any similar state or local law relating to group terminations of employment. Except as set forth on Section 2.15(i) of the Company Disclosure Schedule, in the past five (5) years, the Company and its Subsidiaries have not engaged in layoffs, furloughs, employment terminations (other than for cause) or effected any broad-based salary or other compensation or benefits reductions, in each case, whether temporary or permanent. The Company, taken as a whole with its Subsidiaries, has sufficient employees to operate the business of the Company and its Subsidiaries as currently conducted.

(j)    Except as would not result in material liability to the Company or its Subsidiaries taken as a whole: (i) all current and former employees of the Company and its Subsidiaries are, and for the past five (5) years have been, properly classified and treated as exempt or non-exempt under the Fair Labor Standards Act and applicable state wage and hour Laws; and (ii) all current and former independent contractors and consultants of the Company or its Subsidiaries have been properly classified and treated as independent contractors under applicable Laws.

(k)    The Company and its Subsidiaries are, and for the past five (5) years have been, in compliance in all material respects with all applicable immigration and visa Laws, and to the knowledge of the Company after proper verification of any applicable employee documentation, all current and former employees of the Company and its Subsidiaries in the United States are either United States citizens or are otherwise legally entitled to work in the United States under the Immigration Reform and Control Act of 1986 and other applicable Laws.

2.14    Litigation. Except as set forth on Section 2.14 of the Company Disclosure Schedule, (a) there are no pending or, to the knowledge of the Company, threatened Legal Proceedings, against the Company or any of the Company’s Subsidiaries or their respective properties or assets, (b) other than with respect to audits, examinations or investigations in the Ordinary Course of Business conducted by a Governmental Authority pursuant to a Material Contract, there is no pending or, to the knowledge of the Company, threatened audit, examination or investigation by any Governmental Authority against the Company or any of the Company’s Subsidiaries or any of their respective properties or assets, or, to the knowledge of the Company, any of the directors, managers or officers of the Company or any of its Subsidiaries with regard to their actions as such, (c) there is no pending or threatened Legal Proceeding by the Company or any of the Company’s Subsidiaries against any third party and (d) there is no outstanding Order imposed or, to the knowledge of the Company, threatened in writing to be imposed upon the Company or any of the Company’s Subsidiaries; nor are any properties or assets of the Company or any of the Company’s Subsidiaries’ respective businesses bound or subject to any Order, except, in each case, as would not reasonably be expected to be, material to the business of the Company and its Subsidiaries, taken as a whole.

2.15    Compliance with Laws.

(a)    Each of the Company and its Subsidiaries is, and for the prior five (5) years has been, in compliance with all applicable Laws in all material respects.

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(b)    The Company and its Subsidiaries maintain a program of policies, procedures and internal controls reasonably designed and implemented to ensure compliance with applicable Laws.

(c)    For the past five (5) years, neither the Company nor any of its Subsidiaries has received any written notice of, or been charged with, the violation of any Laws, except where such violation has not been, and would not reasonably be expected to be, material to the business of the Company and its Subsidiaries, taken as a whole.

2.16    Insurance. The Company and its Subsidiaries are insured with reputable insurers against such risks and in such amounts as the management of the Company reasonably has determined to be prudent and consistent with industry practice, and all of the Company’s material insurance policies are in full force and effect, all premiums due have been paid, and no notice of cancellation or termination has been received by the Company or any of the Company’s Subsidiaries with respect to any such policy. Except as set forth in Section 2.16 of the Company Disclosure Schedule, no insurer has denied or disputed coverage of any material claim under any of the Company’s insurance policies during the last twelve (12) months. True, correct and complete copies of all material insurance policies of the Company as in effect as of the date hereof have been made available to Purchaser.

2.17    Related Party Transactions.

(a)    Except as set forth on Section 2.18(a) of the Company Disclosure Schedule, no (i) employee, officer or director of the Company or any of its Subsidiaries, (ii) holder of securities or derivative securities of the Company or any of its Subsidiaries or (iii) member of any of the respective immediate families of any of the foregoing is indebted to the Company or any of its Subsidiaries for borrowed money, nor is the Company or any of its Subsidiaries indebted for borrowed money (or committed to make loans or extend or guarantee credit) to any of such Persons, other than (A) for payment of salary, bonuses and other compensation for services rendered, (B) reimbursement for reasonable expenses incurred in connection with the Company or any of its Subsidiaries and (C) for other employee benefits made generally available to all employees.

(b)    Except as set forth on Section 2.18(b) of the Company Disclosure Schedule, to the knowledge of the Company, no officer, director, employee, holder of securities or derivative securities of the Company or any of its Subsidiaries (each, an “Insider”) or any member of an Insider’s immediate family is, directly or indirectly, interested in any Contract with the Company or any of its Subsidiaries (other than such Contracts relate to any such Person’s ownership of capital stock of the Company or such Person’s employment or consulting arrangements with the Company or any of its Subsidiaries).

2.18    Sanctions and Customs & Trade Laws Compliance.

(a)    The Company and its Subsidiaries, and their respective directors, officers and, to the knowledge of the Company, employees, and Representatives, in each case to the extent acting on behalf of the Company or its Subsidiaries, (i) are, and have been for the past five (5) years, in compliance in all material respects with all Customs & Trade Laws and Sanctions Laws, and (ii) have obtained all required licenses, consents, notices, waivers, approvals, orders, registrations, declarations, or other authorizations from, and have made any material filings with and complied with all requirements of, any applicable Governmental Authority under the Customs & Trade Laws and Sanctions Laws (the “Export Approvals”). There are no pending or, to the knowledge of the Company, threatened, claims, complaints, charges, investigations, voluntary disclosures or Legal Proceedings against the Company or any of the Company’s Subsidiaries related to any Customs & Trade Laws or Sanctions Laws or any Export Approvals.

(b)    Neither the Company nor any of its Subsidiaries nor any of their respective directors or officers, or to the knowledge of the Company, employees, agents, Representatives or other Persons acting on behalf of the Company or any of the Company’s Subsidiaries, (i) is, or has during the past five (5) years been, a Sanctioned Person or Restricted Person or (ii) has unlawfully transacted business directly or indirectly with any Restricted Person, Sanctioned Person or in any Sanctioned Country.

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(c)    The Company has determined that, as of the date hereof, none of the Company or any of its Subsidiaries (a) produces, designs, tests, manufactures, fabricates, or develops “critical technologies” as that term is defined in 31 C.F.R. § 800.215; (b) performs the functions as set forth in column 2 of Appendix A to 31 C.F.R. part 800 with respect to covered investment “critical infrastructure”; or (c) maintains or collects, directly or indirectly, “sensitive personal data” as that term is defined in 31 C.F.R. § 800.241; and, therefore, none of the Company or any its Subsidiaries is a “TID U.S. business” within the meaning of 31 C.F.R. § 800.248. The Company has no current intention of engaging in such activities in the future.

2.19    Brokerage Fees. There are no contracts, agreements or understandings between the Company or any Subsidiary and any person that would give rise to a valid claim against the Company or the Purchaser for a brokerage commission, finder’s fee or other like payment in connection with the offering, issuance and sale of the Securities.

2.20    Customers.

(a)    Section 2.20 of the Company Disclosure Schedule sets forth, as of the date of this Agreement, the top seven (7) customers based on the aggregate Dollar value of the Company’s and its Subsidiaries’ transaction volume with such counterparty during the trailing twelve (12) months for the period ending December 31, 2022, as well as any new customers that, based on the projected aggregate Dollar value of the Company’s and its Subsidiaries’ transaction volume with such counterparty for the calendar year 2023, would reasonably be expected to be in the top ten (10) customers during the trailing twelve (12) months for the period ending December 31, 2023 (the “Top Customers”).

(b)    Except as set forth on Section 2.20 of the Company Disclosure Schedule, none of the Top Customers has, as of the date of this Agreement, informed in writing any of the Company or any of the Company’s Subsidiaries that it will, or, to the knowledge of the Company, has threatened to, terminate, cancel, or materially limit or materially and adversely modify any of its existing business with the Company or any of the Company’s Subsidiaries, and to the knowledge of the Company, none of the Top Customers is, as of the date of this Agreement, otherwise involved in or threatening a material dispute against the Company or its Subsidiaries or their respective businesses.

2.21    Suppliers.

(a)    Section 2.21 of the Company Disclosure Schedule sets forth, as of the date of this Agreement, the top ten (10) suppliers based on the aggregate Dollar value of the Company’s and its Subsidiaries’ transaction volume with such counterparty during the trailing twelve (12) months for the period ending December 31, 2022, as well as any new suppliers that, based on the projected aggregate Dollar value of the Company’s and its Subsidiaries’ transaction volume with such counterparty for the calendar year 2023, would reasonably be expected to be in the top ten (10) suppliers during the trailing twelve (12) months for the period ending December 31, 2023 (the “Top Suppliers”).

(b)    Except as set forth on Section 2.21 of the Company Disclosure Schedule, none of the Top Suppliers has, as of the date of this Agreement, informed in writing any of the Company or any of the Company’s Subsidiaries that it will, or, to the knowledge of the Company, has threatened to, terminate, cancel, or materially limit or materially and adversely modify any of its existing business with the Company or any of the Company’s Subsidiaries, and to the knowledge of the Company, none of the Top Suppliers is, as of the date of this Agreement, otherwise involved in or threatening a material dispute against the Company or its Subsidiaries or their respective businesses.

2.22    Privacy and Data Security.

(a)    The Company and its Subsidiaries are in compliance in all material respects with, and during the past five (5) years have been in compliance in all material respects with, (i) all applicable Laws relating to the Processing of Personal Information collected, used, or held for use in connection with the business of the Company or its Subsidiaries, (ii) the Company’s and its Subsidiaries’ published privacy, cybersecurity and data

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security policies, as applicable, and (iii) the Company’s and its Subsidiaries’ contractual obligations concerning privacy, cybersecurity, data security, and the security of the information technology systems used by the Company and its Subsidiaries (the foregoing (i)-(iii), “Privacy and Cybersecurity Requirements”). There are not, and have not been, any Legal Proceedings by any Person, or any investigations by any Governmental Authority, pending or, to the knowledge of the Company, threatened against the Company or its Subsidiaries alleging a violation of any Privacy and Cybersecurity Requirements. The Company and its Subsidiaries take appropriate measures to protect Personal Information within their possession or control against unauthorized access, use, modification, disclosure, or other misuse or loss, including through administrative, technical, and physical safeguards.

(b)    The Company IT Systems as currently owned, leased or licensed by the Company and its Subsidiaries are adequate and sufficient for the operation of the businesses of the Company and its Subsidiaries as currently conducted. During the past five (5) years, (i) there have been no security breaches of the Company IT Systems, and (ii) there has been no failure, breakdown, performance reduction, disruption, or other adverse event affecting any Company IT Systems that adversely affected the Company’s or its Subsidiaries’ business or operations. The Company and its Subsidiaries have aligned their cybersecurity and data security practices with relevant industry standards, carried out external and internal penetration tests and vulnerability assessments of the Company IT Systems and their business environments to identify any cybersecurity threats, and have remediated any and all material vulnerabilities identified through such tests and assessments.

(c)    The Company and its Subsidiaries have established and maintained, and use reasonable efforts to ensure that all third Persons controlling Company IT Systems have established and maintained, commercially reasonable and legally compliant measures to protect the Company IT Systems and all Trade Secrets, Personal Information in their possession or control against unauthorized access, use, modification, disclosure, or other misuse or loss, including through written internal and external policies and procedures, and organizational, administrative, technical, and physical safeguards. Neither the Company nor any Subsidiary of the Company, nor any third Person controlling any Company IT System, has (i) experienced any incident in which any Personal Information or Customer Data was stolen, lost, or improperly accessed, used, modified, disclosed, or otherwise misused, including in connection with a breach of security or (ii) received any written notice or complaint from any Person with respect to any of the foregoing, nor has any such notice or complaint been threatened in writing against the Company or any of the Company’s Subsidiaries.

(d)    The consummation of the transactions contemplated hereby shall not breach or otherwise cause any violation in any material respect of any Privacy and Cybersecurity Requirements.

2.23    No Rights Agreement. The Company is not party to a stockholder rights agreement, “poison pill” or similar antitakeover agreement or plan and the Company Board has not adopted or authorized the adoption of such an agreement or plan.

2.24    Licenses. The Company and its Subsidiaries have obtained, and maintain, all Licenses required to permit the Company and its Subsidiaries to own, operate, use and maintain their assets in the manner in which they are now operated and maintained and to conduct the business of the Company and its Subsidiaries as currently conducted, except as would not, individually or in the aggregate, have or be reasonably expected to have a Company Material Adverse Effect. Each material license held by the Company or any of the Company’s Subsidiaries is valid, binding and in full force and effect, and each of the Company and its Subsidiaries is in compliance, in all material respects, with all such material Licenses. Neither the Company nor any of its Subsidiaries (a) is or has been in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a material default or violation) in any material respect of any term, condition or provision of any material License to which it is a party, (b) is the subject of any pending or threatened in writing Action by a Governmental Authority seeking the cancellation, revocation, suspension, termination, modification, or impairment of any material License; or (c) has received any written notice that any Governmental Authority that has issued any material License intends to cancel, terminate, revoke, suspend, modify, impair or not renew any such material License, except to the extent such material License may be amended, replaced, or reissued as a result of and as necessary to reflect the transactions contemplated hereby, or as otherwise disclosed in Section 2.3 of the Company Disclosure Schedule; provided, that such amendment, replacement or reissuance does not materially affect the continuous conduct of the business of the Company and its Subsidiaries as currently conducted from and after the Closing. Section 2.24 of the Company Disclosure Schedule sets forth a true, correct and complete list of material Licenses held by the Company or its Subsidiaries.

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2.25    Environmental Matters.

(a)    The Company and its Subsidiaries are and, except for matters which have been fully resolved, have been in compliance with all Environmental Laws, except as would not, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole.

(b)    There has been no material release of any Hazardous Materials (i) at, in, on or under any Company Property or in connection with the Company’s and its Subsidiaries’ operations off-site of the Company Property or (ii) to the knowledge of the Company, at, in, on or under any real property formerly owned, leased or operated by the Company or any of its Subsidiaries during the time that the Company or its Subsidiaries owned, leased or operated such property or at any other location where Hazardous Materials generated by the Company or any of the Company’s Subsidiaries have been transported to, sent, placed or disposed of.

(c)    Neither the Company nor its Subsidiaries are subject to any current Order relating to any material non-compliance with Environmental Laws by the Company or its Subsidiaries or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Materials.

(d)    No material Legal Proceeding is pending or, to the knowledge of the Company, threatened in writing with respect to the Company’s and its Subsidiaries’ compliance with or liability under Environmental Laws.

(e)    The Company has made available to the Purchaser all material environmental reports, assessments, audits and inspections and any material communications or notices from or to any Governmental Authority concerning any material non-compliance of the Company or any of the Company’s Subsidiaries with, or liability of the Company or any of the Company’s Subsidiaries under, Environmental Law.

2.26    Anti-Corruption Compliance.

(a)    For the past five (5) years, neither the Company nor any of its Subsidiaries, nor any director, officer, employee or, to the knowledge of the Company, agent, in each case while acting on behalf of the Company or any of the Company’s Subsidiaries, has directly or indirectly offered, given or attempted to give anything of value to: (i) any official or employee of a Governmental Authority, any political party or official thereof, any candidate for political office or any other Person or (ii) any other Person, in any such case while knowing that all or a portion of such money or thing of value will be offered, given or promised, directly or indirectly, to any official or employee of a Governmental Authority, candidate for political office or other Person, in each case in violation of the Anti-Bribery Laws.

(b)    For the past five (5) years, to the knowledge of the Company, there have been no allegations, reports, current or pending internal investigations, third-party investigations (including by any Governmental Authority), or internal or external audits that address any material allegations or information concerning possible material violations of the Anti-Bribery Laws related to the Company or any of the Company’s Subsidiaries.

2.27    Investment Company Status. Neither the Company nor and of its Subsidiaries is, and after giving effect to the sale of the Notes and the application of the proceeds thereof, will be, an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended (the “Investment Company Act”).

2.28    Valid Issuance of Securities. The Notes that may be issued to the Purchaser hereunder have been duly authorized by all necessary corporate action of the Company and, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued and free of restrictions on transfer other than restrictions on transfer under the Note Documents, or under applicable United

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States federal and state securities laws. Based in part upon the representations of the Purchaser in this Agreement, the Securities will be issued in compliance with all applicable foreign, federal and state securities laws. The Class A Common Stock issuable upon conversion of the Notes has been duly authorized and validly reserved for issuance up to the Available Reserve and, upon issuance in accordance with the terms of the Note Documents, will be duly and validly issued, fully paid and nonassessable, free of pre-emptive or similar rights and free of restrictions on transfer other than restrictions on transfer under the Note Documents and under applicable securities laws, and will be issued in compliance with all applicable foreign, federal and state securities laws.

2.29    Private Placement.

(a)    Subject in part to the truth and accuracy of the Purchaser’s representations set forth in this Agreement, the offer, sale and issuance of the Securities, including the conversion of the Notes into Class A Common Stock, as contemplated by this Agreement, is exempt from the registration requirements of the Securities Act, and neither the Company, any of its Subsidiaries nor any authorized agent acting on their behalf will take any action hereafter that would cause the loss of such exemption.

(b)    Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an “Affiliate”) of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the Securities Act) which is or would be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of issue and sale of the Securities or (ii) offered, solicited offers to buy or sold the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

2.30    Subsidiary Distributions. No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as required by the terms of the Company’s or any Subsidiary’s indebtedness.

2.31    Solvency.

(a)    The Company and its consolidated Subsidiaries, taken as a whole, are not “insolvent” (as such term is defined in Section 101(32) of the United States Bankruptcy Code (Title 11 of the United States Code)).

(b)    No transfer of property is being made by the Company or any of its Subsidiaries and no obligation is being incurred by the Company or any of its Subsidiaries in connection with the transactions contemplated by this Agreement or the other Note Documents with the intent to hinder, delay, or defraud either present or future creditors of the Company or any of its Subsidiaries.

3.    Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company that:

3.1    Organization; Authorization. The Purchaser represents that it is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation. This Agreement, when executed and delivered by the Purchaser, will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

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3.2    Governmental Approvals; No Conflicts.

(a)    The execution and delivery of this Agreement by the Purchaser will not: (i) conflict with or result in any breach of the certificate of incorporation and bylaws or similar organizational documents of the Purchaser; (ii) assuming approvals and authorizations contemplated by of Section 3.2(b) have been obtained and all filings and notifications have been made, conflict with or result in a violation by the Purchaser of any Law to which the Purchaser is subject, except for any violation that will not prevent or materially impede or delay the consummation of the transactions hereunder by the Purchaser.

(b)    The Purchaser is not required to make any filing with or give any notice to, or to obtain any approval, consent, ratification, permission, waiver or authorization from any Governmental Authority in connection with the execution, delivery or performance of this Agreement, other than any required filings pursuant to the Exchange Act or the rules of the SEC.

3.3    Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that, other than as contemplated by the terms of the Merger Agreement, the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities. The Purchaser represents that it has full power and authority to enter into and perform its obligations under this Agreement and the Notes. The Purchaser further represents and warrants that it (a) will not sell, transfer or otherwise dispose of the Notes or any interest therein except in a transaction exempt from or not subject to the registration requirements of the Securities Act or pursuant to an effective registration statement under the Securities Act and (b) was given the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense.

3.4    Restricted Securities. The Purchaser understands that the offer, sale and issuance of the Securities have not been, and will not be, except to the extent contemplated hereby, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Securities are “restricted securities” under applicable United States federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale except as set forth herein.

3.5    Restrictions and Legends. The Purchaser understands that the Securities, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

(a)    “THE ISSUE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO TRANSFER, SALE OR OTHER DISPOSITION OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION THEREIN MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS AND, IN THE CASE OF CLAUSE (B), UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.”

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(b)    Any legend required by the blue sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

3.6    Sophisticated Investor. Purchaser is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act. Purchaser further acknowledges that there have not been, and Purchaser hereby agrees that there have not been, any representations, warranties, covenants or agreements made to Purchaser by the Company or any of its affiliates or any control persons, officers, directors, employees, partners, agents or representatives, or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of the Company expressly set forth in this Agreement, and Purchaser hereby represents and warrants that it is relying solely upon its own independent investigation and the representations, warranties and covenants of the Company and its Subsidiaries contained herein. Purchaser acknowledges and agrees that Purchaser has received, and has had an adequate opportunity to review, such information as Purchaser deems necessary in order to make an investment decision with respect to the Securities, including with respect to the Company and its Subsidiaries. Purchaser represents and agrees that Purchaser and Purchaser’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Purchaser and such undersigned’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Securities.

4.    Conditions of the Purchaser’s Obligations at Closing. The obligations of the Purchaser to purchase the Notes from the Company under this Agreement are subject to the fulfillment, on or before each Closing, of each of the following conditions, unless otherwise waived by the Purchaser:

4.1    Notice. The Company shall have delivered to the Purchaser an irrevocable Draw Notice not less than ten (10) Business Days prior to the date of the applicable Closing, which Draw Notice shall (i) include a current 13-week cash flow forecast of the Company (the “Cash Flow Forecast”) prepared by the Company in accordance with its ordinary course of business and consistent with past practice and in substantially the form previously provided to the Purchaser or any of its Affiliates prior to the date hereof, and (ii) specify the Company’s intended use of proceeds, which shall be consistent with the Cash Flow Forecast.

4.2    Draw Limit. During the thirty (30) day period preceding the applicable Closing, but including the date of such Closing, the Company shall not have issued to the Purchaser Notes with an aggregate principal balance of more than $12,000,000.00, including the principal amount of any Note the Company seeks to issue at such Closing.

4.3    Minimum Cash Balance. The Company shall have provided the Purchaser with evidence, in form and substance reasonably satisfactory to the Purchaser, that immediately prior to the applicable Closing, the Company’s Available Cash Balance is less than the Minimum Cash Balance.

4.4    Representations and Warranties.

(a)    The representations and warranties of the Company contained in Section 2 (other than the Designated Representations) will, if specifically qualified by materiality, Company Material Adverse Effect or other similar materiality qualifiers, have been true and correct as of the date of this Agreement and will be true and correct on and as of the applicable Closing as if made on and as of such Closing (other than those representations and warranties made as of a specific earlier date, which will have been true and correct as of such earlier date, including, for the avoidance of doubt, representations and warranties made as of the date hereof, which shall be true and correct as of the date of this Agreement) and, if not so qualified, will have been true and correct in all material respects, as of the date of this Agreement, and will be true and correct in all material respects as of the applicable Closing as if made on and as of such Closing (other than those representations and warranties made as of a specific earlier date, which will have been true and correct in all material respects as of such earlier date, including, for the avoidance of doubt, representations and warranties made as of the date hereof, which shall be true and correct in all material respects as of the date of this Agreement).

(b)    Each of the Designated Representations will have been true and correct in all respects as of the date of this Agreement and will be true and correct in all respects as of the applicable Closing as if made on and as of such Closing (other than any Designated Representation made as of a specific earlier date, which will have been true and correct in all respects as of such earlier date).

4.5    Performance. The Company will have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with at or before the applicable Closing and after giving effect to the issue and sale of the Note, and no Default or Event of Default will have occurred and be continuing. The Company or any of its Subsidiaries shall not have breached in any material respect any of the provisions of the Merger Agreement.

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4.6    Qualifications. All authorizations, approvals or permits, if any, of any Governmental Authority or regulatory body of the United States or of any state that are required in connection with and prior to the lawful issuance and sale of the Notes will be obtained and effective as of the applicable Closing.

4.7    Counterparts of Agreement. The Purchaser (or its Counsel) will have received from the Company, either (i) a counterpart of this Agreement signed on behalf of the Company or (ii) written evidence satisfactory to the Purchaser (which may include telecopy transmission of a signed signature page of this Agreement) that the Company has signed a counterpart of this Agreement.

4.8    Note. The Company will have executed and delivered the applicable Note.

4.9    Financial Officer Certificate. The Company will have furnished to the Purchaser a certificate of the Company, signed by the Company’s Chief Financial Officer, dated as of the applicable Closing, to the effect that:

(a)    the representations and warranties of the Company in this Agreement (other than the Designated Representations), if specifically qualified by materiality, Company Material Adverse Effect or other similar materiality qualifiers, were true and correct as of the date of this Agreement, and are true and correct on and as of the date of the applicable Closing as if made on and as of such Closing (other than those representations and warranties made as of a specific earlier date, which are true and correct as of such earlier date) and, if not so qualified, were true and correct in all material respects as of the date of this Agreement, and are true and correct in all material respects on and as of the date of the applicable Closing (other than those representations and warranties made as of a specific earlier date, which are true and correct as of such earlier date);

(b)    each of the Designated Representations were true and correct in all respects as of the date of this Agreement and are true and correct on and as of the date of the applicable Closing as if made on and as of such Closing (other than any Designated Representation made as of a specific earlier date, which is true and correct in all respects as of such earlier date);

(c)    the Company has complied with all the agreements and satisfied all the conditions on its part under this Agreement and the Merger Agreement to be performed or satisfied at or prior to the applicable Closing;

(d)    since the Balance Sheet Date and as of the applicable Closing, there has not been any Company Material Adverse Effect or any change, event, development, condition of occurrence that, individually or in the aggregate would reasonably be expected to have a Company Material Adverse Effect; and

(e)    immediately prior to the applicable Closing, the Company’s Available Cash Balance is less than the Minimum Cash Balance.

4.10    Proceedings and Documents. All corporate and other proceedings in connection with the transactions hereunder will have been taken, and all documents and instruments incident to such transactions will be satisfactory in substance and form to the Purchaser, and the Purchaser will have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

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4.11    Corporate and Additional Matters. The Purchaser (or its Counsel) will have received such documents and certificates as the Purchaser (or its Counsel) may reasonably request relating to the organization, existence and good standing of the Company, the authorization of the transactions hereunder, and an officer’s certificate or certificates covering such other matters as may be reasonably requested by the Purchaser, all in form and substance reasonably satisfactory to the Purchaser.

4.12    Nasdaq Listing of Additional Shares Notification. The Company will have filed a “Listing of Additional Shares” notification form and any required supporting documentation relating to the Class A Common Stock to be issued upon conversion of the Securities with the Nasdaq.

4.13    Funding Instructions. The Company will have provided the Purchaser with written instructions setting forth wire instructions for payment of the purchase price of the Note, including (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number and (c) the account name and number into which the purchase price for the applicable Note is to be deposited.

4.14    Merger Agreement. The Merger Agreement shall be in full force and effect as of the applicable Closing.

4.15    Merger. The consummation of the Merger and the other transactions contemplated by the Merger Agreement has not occurred.

4.16    No Adverse Recommendation Change. The Company Board shall not have made an Adverse Recommendation Change.

5.    Conditions of the Company’s Obligations at Closing. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, at or before each Closing, of each of the following conditions, unless otherwise waived:

5.1    Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 will, if specifically qualified by materiality, Company Material Adverse Effect or other similar materiality qualifiers, have been true and correct as of the date of this Agreement and will be true and correct on and as of the applicable Closing as if made on and as of such Closing (other than those representations and warranties made as of a specific earlier date, which will have been true and correct as of such earlier date, including, for the avoidance of doubt, representations and warranties made as of the date hereof, which shall be true and correct as of the date of this Agreement) and, if not so qualified, will have been true and correct in all material respects, as of the date of this Agreement, and will be true and correct in all material respects as of the applicable Closing as if made on and as of such Closing (other than those representations and warranties made as of a specific earlier date, which will have been true and correct in all material respects as of such earlier date, including, for the avoidance of doubt, representations and warranties made as of the date hereof, which shall be true and correct in all material respects as of the date of this Agreement).

5.2    Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the applicable Closing will have been performed or complied with in all material respects.

5.3    Compliance Certificate. An officer of the Purchaser will have delivered to the Company at the applicable a Closing certificate certifying that the conditions specified in Sections 5.1 and 5.2 have been fulfilled.

6.    Covenants.

6.1    Covenants of the Company Applicable Until the Notes are Converted or Repaid. Until all of the Notes have been converted or the principal of and interest on the Notes and all fees payable hereunder and thereunder have been paid in full, the Company covenants and agrees with the Purchaser and for the benefit of the Purchaser that:

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(a)    Payment of Principal, Premium and Interest. The Company will duly and punctually pay the principal of and interest on the Notes in accordance with the terms herein and in the Notes.

(b)    Existence. The Company will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company and its Subsidiaries will not be required to preserve any such right or franchise, and none of the Company’s Subsidiaries will be required to preserve its existence if the Company’s or such Subsidiary’s, as applicable, board of directors, or comparable managers, determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or such Subsidiary, as applicable, and that the loss thereof is not disadvantageous in any material respect to the Purchaser, and the Company will be permitted to enter into or consummate any Change of Control that otherwise complies with this Agreement (including the Merger pursuant to the Merger Agreement), provided that the Company shall comply with the terms of this Agreement and the Notes in connection with any such Change of Control.

(c)    Maintenance of Properties. The Company will, and will cause each of its Subsidiaries to, cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company or of its Subsidiary, as applicable, may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 6.1(c) will prevent the Company or its Subsidiaries from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company or of its Subsidiary, as applicable, desirable in the conduct of its business or the business of any Subsidiary and would not otherwise materially adversely affect the Company and its Subsidiaries, taken as a whole.

(d)    Maintenance of Authorizations, Licenses and Leases. The Company will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve and renew, as required in the ordinary course, all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities to conduct its business or the business of any Subsidiary; provided, however, that nothing in this Section 6.1(d) will prevent the Company or its Subsidiaries from deciding not to preserve or renew such licenses, certificates, permits or other authorizations if such decision is, in the judgment of the Company or of its Subsidiary, as applicable, desirable in the conduct of its business or the business of any Subsidiary and would not otherwise materially adversely affect the Company and its Subsidiaries, taken as a whole

(e)    Payment of Taxes and Other Claims. The Company will, and will cause each of its Subsidiaries to, pay or discharge or cause to be paid or discharged, before the same will become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or Property of the Company or any Subsidiary, and (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the Property of the Company or any Subsidiary; provided, however, that the Company and its Subsidiaries will not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings. The Company will pay any transfer taxes or other similar fees or charges under federal Law or the Laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities hereunder.

(f)    Use of Proceeds. The proceeds of the sale of the Notes will be used solely for general corporate purposes in the ordinary course of business consistent with past practice and the most recent Cash Flow Statement and intended use of proceeds delivered to the Purchaser pursuant to Section 4.1. Any other use of proceeds from the sale of the Notes shall require the prior written consent of the Purchaser.

(g)    SEC Reports. So long as any portion of the Notes remains outstanding, the Company shall furnish to the Purchaser, at the same time as such reports are required to be filed with the SEC (giving effect to any grace period provided by Rule 12b-25 (or any successor rule) under the Exchange Act), copies of any annual, quarterly or current reports (on Form 10-K, Form 10-Q, or Form 8-K or any respective successive form) that the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act

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(excluding any such information, documents or reports, or portions thereof, subject to confidential treatment and any correspondence with the SEC). Any such document or report that the Company files with the SEC via the SEC’s EDGAR system (or any successor thereto) shall be deemed to be furnished to the Purchaser for purposes of this Section 6.1(g) at the time such documents are filed via the EDGAR system (or any successor thereto).

(h)    Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not, nor will it permit any of its Subsidiaries to, at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Agreement, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Purchaser, but will suffer and permit the execution of every such power as though no such law had been enacted.

(i)    Insurance. At all times the Company will, and will cause each of its Subsidiaries to, keep its insurable properties insured by financially sound and reputable insurers in such amounts and against such risks that the Company reasonably believes are adequate for the business in which it is engaged.

(j)    Compliance with Laws. The Company will, and will cause each of its Subsidiaries to, comply in all material respects with applicable Laws, whether now in effect or hereinafter enacted.

(k)    Investment Company Act. The Company will not, nor will it permit any of its Subsidiaries to, become an investment company subject to registration under the Investment Company Act.

(l)    SEC Reporting and National Securities Exchange.

(i)    So long as any portion of the Notes or any Registrable Securities remain outstanding, the Company will file all Company SEC Reports required to be filed by the Company pursuant to Section 13 or 15(d) of the Exchange Act. The Company warrants that each such Company SEC Report (i) shall be filed on a timely basis (giving effect to any grace period provided by Rule 12b-25 (or any successor rule) under the Exchange Act) and (ii) shall comply, when filed, as to form and content in all material respects with the applicable requirements of the Exchange Act and the rules and regulations of the SEC thereunder applicable to such Company SEC Report, each as in effect on the date filed.

(ii)    The Company will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to maintain the listing and trading of the Class A Common Stock on the Nasdaq, for so long as the Company qualifies for such listing under the rules and regulations of the Nasdaq and comply in all material respects with the Company’s reporting, filing and other obligations, under the rules and regulations of the Nasdaq. The Company will promptly provide the Purchaser copies of any notices it receives from the Nasdaq regarding the continued eligibility of the Class A Common Stock for listing on such exchange.

(m)    Ranking. The Indebtedness evidenced by the Notes shall be senior in right of payment to all of the Company’s other Indebtedness (other than trade credit, payables incurred in the ordinary course of business and Permitted Indebtedness (excluding intercompany indebtedness), which may be pari passu with, but not senior to, the Indebtedness evidenced by the Notes). So long as any Note is outstanding, the Company will not (either directly or by amendment, merger, consolidation, or otherwise): (i) issue, create or authorize the creation of any debt instrument that constitutes Indebtedness and has rights, preferences or privileges (in any case, with respect to interest rate or repayment terms, timing and manner of payment, security interest or priority of payment) senior to or pari passu with the Notes (not including trade credit or payables incurred in the ordinary course of business); or (ii) incur, assume or suffer to exist any Indebtedness that is secured by any assets of the Company or its Subsidiaries (other than by Permitted Liens); provided however that each of the Company and any of its Subsidiaries may issue, create or authorize the creation of (each of the following “Permitted Indebtedness”): (i) intercompany indebtedness, (ii) Indebtedness in respect of workers’ compensation claims, disability, health or other employee benefits, unemployment or self-insurance obligations, (iii) Indebtedness incurred in the ordinary course of business and consistent with past practice with corporate credit cards, merchant cards, purchase cards,

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debit cards and other similar instruments in an amount not to exceed $500,000 at any time outstanding, (iv) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds, so long as such Indebtedness is covered within five (5) Business Days of notification to the Company of its incurrence; and (v) Indebtedness of the Company or any Subsidiary consisting of (a) the financing of insurance premiums with the providers of such insurance or their affiliates, (b) customer deposits and advance payments received in the ordinary course of business and consistent with past practice from customers for goods or services purchased or (c) taxes, assessments or governmental charges to the extent such taxes are being contested in good faith by appropriate proceedings and for which adequate reserves have been set aside in accordance with GAAP and (vi) subject to written approval by the Purchaser, Indebtedness incurred to finance the acquisition of assets to be provided to customers under “robots as a service” arrangements so long as such Indebtedness does not exceed the costs of the assets so financed and such Indebtedness does not exceed $2,000,000 for any individual financing arrangement or lending facility, or $5,000,000 in the aggregate for all such Indebtedness.

(n)    Stockholder Approval.

(i)    In connection with the Company Meeting (as defined in the Merger Agreement), the Company shall (a) include in the Proxy Statement (as defined in the Merger Agreement) a proposal to amend the Company’s certificate of incorporation to increase the number of authorized shares of Class A Common Stock to a sufficient number of shares of Class A Common Stock to permit the conversion, in accordance herewith, of the maximum number of shares of Class A Common Stock issuable upon conversion of the Notes (the “Authorized Share Proposal”), (b) shall include in the Proxy Statement a recommendation of the Company’s board of directors that the Company’s stockholders approve the Authorized Share Proposal and (c) use its reasonable best efforts to solicit from the Company’s stockholders proxies in favor of the adoption of the Authorized Share Proposal and to obtain approval of the Authorized Share Proposal from the Company’s stockholders (the “Stockholder Approval”).

(ii)    In the event that the Merger Agreement is terminated without consummation of the Merger (the “Termination Event”), the Company shall (a) as promptly as reasonably practicable after the Termination Event, take all action necessary in accordance with the General Corporation Law of the State of Delaware and the Company Organizational Documents to duly call, give notice of, convene and hold a meeting of the Company’s stockholders as promptly as reasonably practicable after the Termination Event (which meeting shall in no event be scheduled initially for a date that is later than the 60th day following the Termination Event without the written consent of the Purchaser), for the purpose of obtaining the Stockholder Approval, (b) shall include in the proxy statement for such stockholder meeting a recommendation of the Company’s board of directors that the Company’s stockholders approve the Authorized Share Proposal and (c) use its reasonable best efforts to solicit from the Company’s stockholders proxies in favor of the adoption of the Authorized Share Proposal and to obtain the Stockholder Approval. If, despite the Company’s reasonable best efforts, the Stockholder Approval is not obtained at the first stockholder meeting held pursuant to this Section 6.1(n)(ii), the Company shall cause an additional stockholder meeting to be held semiannually thereafter to seek the Stockholder Approval until the earlier of (x) the date on which the Stockholder Approval is obtained and (y) the date on which none of the Notes are outstanding.

6.2    Covenants of the Company and the Purchaser.

(a)    Regulatory Approvals. Each party will use its reasonable best efforts to file, as soon as practicable after the date of this Agreement, all notices, reports and other documents as may be required to be filed by such party with any Governmental Authority with respect to this Agreement, the other Note Documents and the transactions contemplated hereby and thereby, including the issuance of the Securities and the conversion of the Securities into Class A Common Stock, and to submit promptly any additional information requested by any such Governmental Authority. If, following any Termination Event, all required regulatory approvals to the issuance of Class A Common Stock upon conversion have not been obtained, within three (3) Business Days after any notice of conversion is given by the Purchaser, the Company will use its reasonable best efforts to obtain, and pursuant to this Section 6.2(a), cooperate with the Purchaser and its Affiliates to obtain, such regulatory approvals.

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7.    Events of Default. “Event of Default,” wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it is voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

7.1.    failure to pay principal of the Notes on the Maturity Date; or

7.2.    failure to deliver the required shares of Class A Common Stock upon conversion of the Notes in the applicable time period set forth in Section 10.2 and such failure continues for ten (10) days; or

7.3.    failure to perform, or breach of, any covenant or warranty of the Company in this Agreement (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this section specifically dealt with), and continuance of such default or breach for a period of thirty (30) days (or sixty (60) days with respect to a default under Section 6.1(g), 6.1(l)(i) or 9.11) after there has been given, by registered or certified mail, to the Company by the Purchaser or holders of at least 25% in principal amount of the Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

7.4.    the entry by a court having jurisdiction in the premises of (a) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (b) a decree or order adjudging the Company bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

7.5.    the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking by the Company of any action for the purpose of effecting any of the foregoing; or

7.6.    any Note Document is held in any judicial proceeding to be unenforceable or invalid or will cease for any reason to be in full force and effect (other than pursuant to the terms of this Agreement);

7.7.    failure to perform, or breach of, the covenants provided in Section 6.1(m); or

7.8.    a material breach, or a material failure to perform by the Company or any of its Subsidiaries of any of the provisions of the Merger Agreement and continuance of such material breach or material failure for a period of twenty (20) days after there has been given, by registered or certified mail, to the Company by the Purchaser or holders of at least 25% in principal amount of the Notes a written notice specifying such material breach or material failure and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder.

8.    Remedies on Default.

8.1    Acceleration of Maturity. If an Event of Default with respect to any Note occurs and is continuing, the Purchaser or the holders of at least 25% in principal amount of the outstanding indebtedness under the Notes may declare the principal amount of the Notes to be due and payable immediately by written notice to the Company. Notwithstanding the foregoing, if an Event of Default specified in Sections 7.4, 7.5, 7.6, 7.7 or 7.8 occurs and is continuing, then the Notes will automatically become immediately due and payable without further act by the Purchaser or the holders.

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8.2    Rescission and Annulment. At any time after such a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained, the Purchaser or the holders of a majority in principal amount of the outstanding indebtedness under the Notes, by written notice to the Company, may rescind and annul such declaration and its consequences if the Company has cured or the Purchaser or the holders of a majority in principal amount of the outstanding indebtedness under the Notes have waived all Events of Default. No such rescission will affect any subsequent default or impair any right consequent thereon.

8.3    Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether the Notes will have become or have been declared immediately due and payable under Section 8.1, the holder of any portion of the indebtedness under the Notes at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in the Notes, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

9.    Registration Rights.

9.1    Demand Registrations.

(a)    Request for Registration. In case the Company receives from either (a) the Purchaser or any of its Affiliates or (b) in the case of Registrable Securities Holders that are not the Purchaser or any of its Affiliates, Registrable Securities Holders who, in the aggregate, hold not less than 10% of the Registrable Securities then outstanding, a written request (a “Demand Request”) that the Company effect any registration, qualification or compliance with respect to all or part of such Registrable Securities Holders’ Registrable Securities (such Registrable Securities Holders, the “Initiating Holders”), the reasonably anticipated aggregate offering price, before underwriting discounts and commissions, of which would exceed $10.0 million or, if less than $10.0 million, such Demand Request is for all outstanding Registrable Securities, the Company will:

(i)    promptly give written notice of the proposed registration, qualification or compliance to all other Registrable Securities Holders; and

(ii)    as soon as practicable, use its reasonable best efforts to effect such registration, qualification or compliance (including appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in the Demand Request, together with all or such portion of the Registrable Securities of any Registrable Securities Holder or Registrable Securities Holders joining in the Demand Request as are specified in a written request received by the Company within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company will not be required to effect more than four (4) registrations pursuant to this Section 9.1 in any twelve (12) month period. Notwithstanding the foregoing, the Company will not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 9.1 if, within two (2) Business Days of the date of the Demand Request, the Company delivers to such Registrable Securities Holder a certificate signed by the President and Chief Executive Officer of the Company stating that in the good faith judgment of the board of directors of the Company, it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, in which case the Company’s obligation to use its reasonable best efforts to register, qualify or comply under this Section 9.1 will be deferred for a period not to exceed forty-five (45) consecutive days from the date of receipt of the Demand Request; provided, however, that the Company may not exercise this deferral right more than twice per twelve (12) month period.

Subject to the foregoing, the Company will file a registration statement covering the Registrable Securities so requested to be registered within thirty (30) days after receipt of the Demand Request.

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(b)    Underwriting. In the event that the Demand Request requests a registration pursuant to this Section 9.1 be for an Underwritten Offering, including solely at the request of the Purchaser and any of its Affiliates, the Company will so advise the Registrable Securities Holders as part of the notice given pursuant to Section 9.1(a)(i), and the right of any Registrable Securities Holder to registration pursuant to Section 9.1 will be conditioned upon such Registrable Securities Holder’s participation in such underwriting arrangements, and the inclusion of such Registrable Securities Holder’s Registrable Securities in the Underwritten Offering to the extent requested will be subject to the limitations provided herein.

Notwithstanding any other provision of this Section 9.1, if the managing underwriter(s) advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company will so advise all Registrable Securities Holders of Registrable Securities, and the number of shares of Registrable Securities that may be included in the Underwritten Offering will be allocated as follows: (i) first, to all Registrable Securities requested to be included by the Purchaser and its Affiliates; (ii) second, and only if all the securities referred to in clause (i) have been included, to Registrable Securities requested to be included by all Registrable Securities Holders other than the Purchaser and its Affiliates, in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Registrable Securities Holders at the time of filing the registration statement, if any; and (iii) third, and only if all the securities referred to in clauses (i) and (ii) have been included, to any shares of the Company Common Stock required to be included pursuant to the terms of the Existing Registration Rights Agreements, if any; provided, however, that the number of shares of Registrable Securities of the Purchaser and its Affiliates to be included in such Underwritten Offering will not be reduced unless all securities of all Registrable Securities Holders other than the Purchaser and its Affiliates are first entirely excluded from the underwriting and registration. No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation will be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the underwriters may round the number of shares allocated to the Company or any Registrable Securities Holder to the nearest 100 shares.

(c)    Short Form Registrations. Requests for registration of Registrable Securities pursuant to Section 9.1(a) will be on Form S-3 or any similar or successor short form registration (“Short-Form Registrations”) whenever the Company is permitted to use any applicable short-form. The Company will use its reasonable best efforts to continue to make Short-Form Registrations available for the sale of Registrable Securities.

To the extent the Company is a “well-known seasoned issuer” (as defined in Rule 405 under the Securities Act) (a “WKSI”), the Company will file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act (“Automatic Shelf Registrations”)) on Form S-3, which covers those Registrable Securities which are requested to be sold. The Company will use its reasonable best efforts to remain a WKSI and not become an ineligible issuer (as defined in Rule 405 under the Securities Act) during the period during which such Automatic Shelf Registration is required to remain effective. If the Company does not pay the filing fee covering the Registrable Securities at the time the Automatic Shelf Registration is filed, the Company agrees to pay such fee at such time or times as the Registrable Securities are to be sold. If the Automatic Shelf Registration has been outstanding for at least three (3) years, at the end of the third year, if eligible, the Company will refile a new Automatic Shelf Registration covering the Registrable Securities. If at any time when the Company is required to re-evaluate its WKSI status and the Company determines that it is not a WKSI, the Company will promptly give written notice to all Registrable Securities Holders and use its reasonable best efforts to refile the Shelf Registration on Form S-3 or, if such form is not available, Form S-1, and use the Company’s reasonable best efforts to have such registration statement declared effective as promptly as practicable after the date the Automatic Shelf Registration is no longer useable by the Registrable Securities Holders to sell their Registrable Securities and to keep such registration statement effective during the period during which such registration statement is required to be kept effective. The Company will, at the request of any Registrable Securities Holder, file any post-effective amendments to such Automatic Shelf Registration and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by such Registrable Securities Holder.

(d)    Effective Registration. No registration pursuant to this Section 9.1 will be deemed to have been effected if (i) during such period, such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, or (ii) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Underwritten Offering are not satisfied other than by reason of a misrepresentation or breach of such applicable underwriting agreement by a participating Registrable Securities Holder.

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9.2    Piggyback Registrations.

(a)    Notice of Registration. If at any time or from time to time after obtaining Stockholder Approval the Company determines to register any of its equity securities, either for its own account or for the account of a security holder or holders, other than a registration relating solely to employee benefit plans, the Company will:

(i)    promptly give to each Registrable Securities Holder written notice thereof (but no later than fifteen (15) days before the anticipated filing date of any such registration);

(ii)    subject to the rights of the parties to the Existing Registration Rights Agreements, include in such registration (and any related qualification under blue sky laws or other compliance), and in any Underwritten Offering involved therein, all the Registrable Securities specified in a written request or requests, made within ten (10) days after receipt of such written notice from the Company, by any Registrable Securities Holder.

(b)    Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an Underwritten Offering, the Company will so advise the Registrable Securities Holders as a part of the written notice given pursuant to Section 9.2(a)(i). In such event the right of any Registrable Securities Holder to registration pursuant to Section 9.2 will be conditioned upon such Registrable Securities Holder’s participation in such underwriting arrangements, and the inclusion of such Registrable Securities Holder’s Registrable Securities in the Underwritten Offering will be limited to the extent provided herein.

(c)    Reduction of Piggyback Registration. Notwithstanding any other provision of this Section 9.2, if the managing underwriter(s) determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter(s) may allocate the Registrable Securities to be included in such Underwritten Offering, and the number of shares of Class A Common Stock or other securities to be offered by the Company that may be included in the Underwritten Offering as follows:

(i)    If the Underwritten Offering is undertaken for the Company’s account, (A) first, to (a) any shares of the Company Common Stock required to be included pursuant to the terms of the Existing Registration Rights Agreements, (b) all Registrable Securities requested to be included by the Purchaser and its Affiliates and (c) newly issued shares of Class A Common Stock to be offered by the Company, on a pro rata basis (as between the Purchaser and its Affiliates on the one hand, and the Company on the other hand), as nearly as practicable and (B) second, and only if all the securities referred to in clause (A) have been included, to Registrable Securities requested to be included by all Registrable Securities Holders other than the Purchaser and its Affiliates, in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Registrable Securities Holders at the time of filing the registration statement, if any; provided, however, that the number of (a) shares of Registrable Securities of the Purchaser and its Affiliates and (b) the number of newly issued shares of Class A Common Stock to be offered by the Company to be included in such Underwritten Offering will not be reduced unless all securities of all Registrable Securities Holders other than the Purchaser and its Affiliates are first entirely excluded from the underwriting and registration. To the extent that marketing factors require further limitation of the numbers of shares to be underwritten after such exclusion, the shares of Registrable Securities to be offered by the Purchaser and its Affiliates, and the newly issued shares of Class A Common Stock offered by the Company will be reduced, on a pro rata basis (as between the Purchaser and its Affiliates on the one hand, and the Company on the other hand), from the Underwritten Offering. No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation will be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the underwriters may round the number of shares allocated to the Company or any Registrable Securities Holder to the nearest 100 shares.

(ii)    If the Underwritten Offering is undertaken for holders of the Company’s securities pursuant to the Existing Registration Rights Agreements, (A) first, to shares of Class A Common Stock or other equity securities, if any, of such participating persons or entities under the Existing

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Registration Rights Agreements, other than the holders of Registrable Securities, which can be sold without exceeding such limitation of the number of shares to be underwritten (the “Maximum Number of Securities”), (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of the Purchaser and its Affiliates exercising their rights to register their Registrable Securities pursuant to this Section 9.2, which can be sold without exceeding the Maximum Number of Securities, (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), to Registrable Securities requested to be included by all Registrable Securities Holders other than the Purchaser and its Affiliates, in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Registrable Securities Holders at the time of filing the registration statement, if any, which can be sold without exceeding the Maximum Number of Securities, and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the shares of Class A Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities.

9.3    Underwritten Offerings.

(a)    Demand Registrations. For any Underwritten Offering pursuant to Section 9.1 above, a majority in interest of the Initiating Holders will have the right to select the managing underwriter(s) or underwriters to administer such offering (but subject to the Company’s reasonable approval). If requested by the underwriters, the Company and each Registrable Securities Holder participating in such registration will enter into an underwriting agreement with the managing underwriter(s), such agreement to be reasonably satisfactory in substance and form to the Company, the Initiating Holders and the underwriters, and, unless consented to by Initiating Holders, to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including indemnities no less favorable to the recipient thereof than those provided in Section 9.14. The Company will cooperate with the Registrable Securities Holders of the Registrable Securities proposed to be distributed by such underwriters in any such Underwritten Offering in the negotiation of the underwriting agreement, and the Purchaser will give consideration to the reasonable suggestions of the Company regarding the form thereof. Such Registrable Securities Holders of the Registrable Securities to be distributed by such underwriters will be parties to such underwriting agreement, which underwriting agreement will, unless consented to by the Initiating Holders, (i) contain such representations and warranties by, and the other agreements on the part of, the Company as are customarily made by issuers in underwritten public offerings, (ii) provide that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also will be conditions precedent to the obligations of such Registrable Securities Holders, and (iii) contain such representations and warranties by, and the other agreements on the part of, the Registrable Securities Holders as are customarily made by selling stockholders in underwritten public offerings.

(b)    Piggyback Registrations. For any Underwritten Offering pursuant to Section 9.2 above, the Company will have the right to select the managing underwriter(s) or underwriters to administer such offering. For such an offering, the Registrable Securities Holders whose Registrable Securities are to be distributed by such underwriters will be parties to the underwriting agreement between the Company and such underwriters, which underwriting agreement will (i) contain such representations and warranties by, and the other agreements on the part of, the Company as are customarily made by issuers in secondary underwritten public offerings, (ii) provide that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also will be conditions precedent to the obligations of such Registrable Securities Holders, and (iii) contain such representations and warranties by, and the other agreements on the part of, the Registrable Securities Holders as are customarily made by selling stockholders in underwritten public offerings.

(c)    Participation in Underwritten Registrations. Subject to the provisions of Sections 9.3(a) and 9.3(b) above, no Person may participate in any Underwritten Offering hereunder unless such Person agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by: (i) the Purchaser or one of its Affiliates, in the case of a Demand Request pursuant to Section 9.1 above where the Purchaser or any of its Affiliates is participating in such registration (regardless of whether the Purchaser or any of its Affiliates initiated the Demand Request), (ii) the majority of Initiating Holders, in the case of a Demand Request pursuant to Section 9.1 above where the Purchaser and its Affiliates are not participating in such registration, or (iii) the Company, in the case of a registration of which the Company gives notice pursuant to Section 9.2 above.

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(d)  Price and Underwriting Discounts. In the case of an Underwritten Offering under Section 9.1, the price, underwriting discount and other financial terms for the Registrable Securities will be determined by a representative selected by majority in interest of the Initiating Holders. In the case of an Underwritten Offering under Section 9.2, the price, underwriting discount and other financial terms for the offering will be determined jointly by the Company and the Purchaser, to the extent the Purchaser participates in such offering.

9.4  Holdback Agreements. If requested by the managing underwriter(s) of an Underwritten Offering of the Company’s equity securities, any Registrable Securities Holders participating in such offering will not sell or otherwise transfer or dispose of any Registrable Securities (other than the Underwritten Offering) during the period ten (10) days prior to and ninety (90) days following the pricing date of the offering of the Company’s securities, and if requested by any such underwriter(s), such Registrable Securities Holders will reconfirm such agreement in writing prior to any such offering; provided, however, that no participating Registrable Securities Holder will be relieved of such obligation in any respect unless all participating Registrable Securities Holders are relieved in the same respect.

9.5  Limitations on Subsequent Registration Rights. From and after the Closing, the Company will not enter into any agreement granting any holder or prospective holder of any securities of the Company, registration rights with respect to such securities without the written consent of the holders of a majority of the Registrable Securities then outstanding, unless such other registration rights are subordinate to the registration rights granted to the Registrable Securities Holders hereunder and the holders of such rights are subject to market standoff obligations no more favorable to such persons than those contained herein.

9.6  Expenses of Registration. All Registration Expenses incurred in connection with registrations pursuant to Sections 9.1 and 9.2 will be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Registrable Securities Holders will be borne by the Registrable Securities Holders of such securities pro rata on the basis of the number of shares so registered.

9.7  Blackout Period. In the case of a registration of Registrable Securities pursuant to Section 9.1 for an Underwritten Offering, the Company agrees, if requested by the Purchaser and its Affiliates or the managing underwriter(s), not to effect any public sale or distribution of any securities that are the same as or similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, during the period beginning seven (7) days before, and ending ninety (90) days (or such lesser period as may be permitted by the Purchaser or any of its Affiliates, or such managing underwriter(s)) after, the effective date of the registration statement filed in connection with such registration (or, in the case of an offering under a Shelf Registration, the date of the underwriting agreement in connection therewith). Notwithstanding the foregoing, the Company may effect a public sale or distribution of securities of the type described above, and during the periods described above, if such sale or distribution is made pursuant to the Existing Registration Rights Agreements or registrations on Form S-4 or S-8 or any successor or similar form to such forms or as part of any registration of securities for offering and sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit plan arrangement. Subject to Section 9.4, if after the date hereof the Company grants any Person (other than a Registrable Securities Holder of Registrable Securities) any rights to demand or participate in a registration of equity securities, the Company agrees that the agreement with respect thereto will include such Person’s agreement to comply with any blackout period required by this Section 9.7 as if it were the Company hereunder.

9.8  Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 9, the Company will keep each Registrable Securities Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

(a)  prepare and file with the SEC a registration statement and such amendments and supplements thereto as may be necessary or appropriate with respect to such securities and use its reasonable best efforts to cause such registration statement to become effective (unless it is automatically effective upon filing); and before filing such a registration statement or prospectus or any amendments or supplements thereto (excluding documents incorporated by reference), furnish to all Registrable Securities Holders and the underwriters or other distributors, if any, copies of all such documents proposed to be filed, including documents incorporated by

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reference in the prospectus and, if requested by any Registrable Securities Holder, one set of the exhibits incorporated by reference, and all Registrable Securities Holders and their respective counsels will have a reasonable amount of time (but no less than five (5) Business Days) to review and comment on such registration statement and each such prospectus (and each amendment or supplement thereto) before it is filed with the SEC;

(b)  use its reasonable best efforts to keep such registration statement effective for (i) at least one hundred eighty (180) days or until the distribution described in such registration statement has been completed, whichever first occurs, or if such registration statement relates to an Underwritten Offering, such longer period as, in the opinion of counsel for the underwriter or underwriters, a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer, or (ii) in the case of a Shelf Registration, for a period of two (2) years after the effective date of such registration statement (or if (x) such registration statement is not effective for any period within such years or (y) such registration statement or any prospectus included in such registration statement is unusable for any period within such years because such registration statement or prospectus includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, then such two (2) year period will be extended by the number of days during such period when such registration statement is not effective or such registration statement or prospectus is unusable); provided, however, that in the case of clause (ii), the Company will not be deemed to have used its reasonable best efforts to keep such registration statement effective during the two (2) year period if the Company voluntarily takes any action or omits to take any action that would result in the Registrable Securities Holders of the Registrable Securities covered thereby not being able to offer and sell any Registrable Securities pursuant to such registration statement during the two (2) year period, unless such action or omission is required by applicable law;

(c)  furnish to the Registrable Securities Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Registrable Securities Holders and underwriters may reasonably request in order to facilitate the public offering of such securities;

(d)  use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as will be reasonably requested by the Registrable Securities Holders, provided that the Company will not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject;

(e)  enter into and perform all obligations under such customary agreements (including, in an Underwritten Offering, an underwriting agreement in form, scope and substance as is customary in an underwritten public offering) and take all such other actions as the Initiating Holders or the managing underwriter(s), if any, reasonably request in order to expedite or facilitate the registration and disposition of such Registrable Securities, including, but not limited to:

(i)  making such representations, warranties, agreements and indemnities to or in favor of the Registrable Securities Holders participating in such registration, and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers to underwriters in underwritten public offerings;

(ii)  obtaining for delivery to the Registrable Securities Holders participating in such registration and to the underwriter(s), if any, an opinion or opinions from counsel for the Company dated the effective date of the applicable registration statement or, in the event of an Underwritten Offering, the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions will be reasonably satisfactory to such Registrable Securities Holders or underwriter(s), as the case may be, and their respective counsel;

(iii)  in the case of an Underwritten Offering, obtaining for delivery to the Company and the managing underwriter(s), with copies to the Registrable Securities Holders participating in such registration, a cold comfort letter from the Company’s independent registered public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter(s) reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement; and

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(iv)  delivering such documents and certificates as may be reasonably requested by the Initiating Holders and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to Section 2 and to evidence compliance with any conditions contained in the underwriting agreement or any other agreement entered in connection with such registration;

(f)  notify each Registrable Securities Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(g)  use its reasonable best efforts to prevent or obtain the withdrawal of any stop order or other order suspending the use of any preliminary or final prospectus;

(h)  promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter(s) and the Initiating Holders agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(i)  use its reasonable best efforts to cause the Registrable Securities covered by the applicable registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(j)  cooperate with each seller of Registrable Securities and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(k)  make available upon reasonable notice at reasonable times and for reasonable periods for inspection by a representative appointed by a majority in interest of the Initiating Holders, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by such Registrable Securities Holders or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Company and to supply all information reasonably requested by any such Person in connection with such registration statement as will be necessary to enable them to exercise their due diligence responsibility; provided, however, that any such Person gaining access to information regarding the Company pursuant to this Section 9.8(k) will agree to hold such information in strict confidence, will take such actions as are reasonably necessary to protect the confidentiality of such action and will not make any disclosure or use any information regarding the Company that the Company determines in good faith to be confidential, and of which determination such Person is notified, unless (w) the release of such information is requested or required (by deposition, interrogatory, requests for information or documents by a governmental entity, subpoena or similar process), (x) such information is or becomes publicly known other than through a breach of this or any other agreement of which such Person has knowledge, (y) such information is or becomes available to such Person on a non-confidential basis from a source other than the Company, or (z) such information is independently developed by such Person; and

(l)  in the case of an Underwritten Offering, cause the senior executive officers of the Company to participate in the customary “road show” presentations or similar marketing efforts that may be reasonably requested by the managing underwriter(s) and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto.

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9.9    Shelf Take-Downs. At any time that a Shelf Registration is effective, if any of the Registrable Securities Holders delivers a notice to the Company (a “Take-Down Notice”) stating that it intends to effect an offering of all or part of its Registrable Securities included by it on the Shelf Registration, whether such offering is an Underwritten Offering or non-underwritten (a “Shelf Offering”) and stating the number of the Registrable Securities to be included in the Shelf Offering, then the Company will amend or supplement the Shelf Registration as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Offering (taking into account the inclusion of Registrable Securities by any other Stockholders pursuant to this Section 9.9). In connection with any Shelf Offering:

  (a)  the Company will deliver the Take-Down Notice to all other Registrable Securities Holders included on such Shelf Registration and permit each such Registrable Securities Holder to include its Registrable Securities included on the Shelf Registration in the Shelf Offering if such Registrable Securities Holder notifies the Company within three (3) days after delivery of the Take-Down Notice to such Registrable Securities Holder; and

  (b)  in the event that the managing underwriter(s), if any, advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company will so advise all Registrable Securities Holders of Registrable Securities, and the number of shares of Registrable Securities that may be included in the Shelf Offering will be limited in the same manner as is described in Section 9.1(b).

9.10  Information by Registrable Securities Holder. The Registrable Securities Holder or Registrable Securities Holders of Registrable Securities included in any registration will furnish to the Company such information regarding such Registrable Securities Holder or Registrable Securities Holders, the Registrable Securities held by them and the distribution proposed by such Registrable Securities Holder or Registrable Securities Holders as the Company may request in writing and as will be required by applicable law in connection with any registration, qualification or compliance referred to in this Section 9.

9.11  Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

  (a)  make and keep current public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

  (b)  file with the SEC in a timely manner all reports required of the Company under Section 13 or 15(d) of the Exchange Act; and

  (c)  so long as a Registrable Securities Holder owns any Registrable Securities, furnish to such Registrable Securities Holder forthwith upon request a written statement by the Company as to its then current compliance with Section 9.11(a) and (b) above.

9.12  Transfer of Registration Rights. The rights to cause the Company to register Registrable Securities granted Registrable Securities Holders under Sections 9.1 and 9.2 may be assigned to any Person in connection with any transfer or assignment of Registrable Securities by the Registrable Securities Holder, provided that: (i) such transfer may be effected in accordance with applicable securities laws, (ii) such assignee or transferee acquires at least 5% of the Registrable Securities, (iii) written notice is promptly given to the Company and (iv) such transferee agrees in writing to be bound by the provisions of this Agreement. Notwithstanding the foregoing, the rights to cause the Company to register securities may be assigned to any Affiliate of a Registrable Securities Holder; provided written notice thereof is promptly given to the Company and the transferee agrees in writing to be bound by the provisions of this Agreement.

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9.13  Termination of Registration Rights. The rights granted pursuant to this Section 9 will terminate as to any Registrable Securities Holder when such Registrable Securities Holder no longer holds any Registrable Securities.

9.14  Indemnification For Securities Offerings.

  (a)  The Company will indemnify each Registrable Securities Holder, each of such Registrable Securities Holders’ officers and directors and partners, and each person controlling such Registrable Securities Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to Sections 9, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus (each as amended or supplemented), including any documents incorporated by reference therein, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act, state securities law or any rule or regulation promulgated under the such laws applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Registrable Securities Holder, each of its officers, directors and partners and each person controlling such Registrable Securities Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by any Registrable Securities Holder, controlling person or underwriter and stated to be specifically for use in such prospectus.

  (b)  Each Registrable Securities Holder, severally and not jointly, will, if Registrable Securities held by such Registrable Securities Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Registrable Securities Holder, each of its officers, directors and partners and each person controlling such Registrable Securities Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus (each as amended or supplemented), including any documents incorporated by reference therein, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Registrable Securities Holders, such directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus (each as amended or supplemented), including any documents incorporated by reference therein, in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Registrable Securities Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Registrable Securities Holder under this Section 9.14(b) will be limited in an amount equal to the net proceeds of the shares sold by such Registrable Securities Holder; and provided further that the indemnity agreement provided in this Section 9.14(b) will not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Registrable Securities Holder, which consent will not be unreasonably withheld.

  (c)  Each party entitled to indemnification under this Section 9.14 (the “Indemnified Party”) will give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and will permit the

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Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who will conduct the defense of such claim or litigation, will be approved by the Indemnified Party (whose approval will not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein will not relieve the Indemnifying Party of its obligations under this Section 9.14 unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action, in which case the Indemnifying Party will be relieved of its obligations under this Section 9.14 to the extent of such prejudice, and provided further, however, that if, in the reasonable judgment of the Indemnified Party, a conflict of interest may exist between the Indemnified Party and the Indemnifying Party with respect to any claims as to which indemnity is sought and the Indemnified Party provides written notice to the Indemnifying Party that the Indemnified Party is seeking separate counsel at the expense of the Indemnifying Party, then the Indemnifying Party will not assume the defense for matters as to which representation of both the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate due to actual or potential differing interests between them, but will instead in such event pay the fees and costs of separate counsel for the Indemnified Party. No Indemnifying Party, in the defense of any such claim or litigation, will, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

  (d)  If the indemnification provided for, in, or pursuant to, this Section 9.14 is due in accordance with the terms hereof but is held by a court to be unavailable or unenforceable in respect of any expenses, claims, losses, damages or liabilities (or actions in respect thereof) (except, for purposes of clarity, any exclusions to indemnification expressly provided for in Sections 9.14(a) or 9.14(b)), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, will contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and of the Indemnified Party, on the other, in connection with the statements or omissions that result in such expenses, claims, losses, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations; provided, however, that no Registrable Securities Holder will be required to contribute more than its pro rata share of any such contribution. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The relative fault of the Indemnifying Party, on the one hand, and of the Indemnified Party, on the other, will be determined by reference to, among other things, whether the untrue statement (or alleged untrue statement) of a material fact or any omission (or alleged omission) to state therein a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party, and by such party’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event will the liability of any selling Registrable Securities Holder be greater in amount than the amount of net proceeds received by such Registrable Securities Holder upon such sale or the amount for which such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 9.14(a) or 9.14(b) had been available under the circumstances. Notwithstanding anything in this Section 9.14(d), any Registrable Securities Holder will be required to contribute under this Section 9.14(d) to the extent, and only to the extent, that the expenses, claims, losses, damages or liabilities (or actions in respect thereof) arise out of or are based upon information provided by such Registrable Securities Holder.

10.  Conversion of the Notes.

  10.1     Right to Convert.

  (a)  (i) At any time after the Merger Agreement has been terminated without consummation of the Merger (the “Termination Event”), or (ii) in connection with the closing of the Merger , in each case upon not less than three (3) Business Days’ prior written notice, the holder of any Notes may convert any or all of such holder’s Notes into shares of Class A Common Stock at the Conversion Rate (as defined below); provided, that, in the event of a conversion in connection with the closing of the Merger, such conversion shall occur immediately prior to the Effective Time (as defined in the Merger Agreement). If, following the Termination Event, all required regulatory approvals to the issuance of such Class A Common Stock have not been obtained within three (3) Business Days after any notice of conversion is given by the Purchaser, the Company will use its reasonable best efforts to obtain, and pursuant to Section 6.3, cooperate with the Purchaser and its Affiliates to

36

obtain, such regulatory approvals, and the Purchaser may convert any or all of the Notes at such time as may be designated by the Purchaser after all such regulatory approvals have been obtained. In the event of a Change of Control (other than in connection with the Merger and the transactions contemplated by the Merger Agreement), the holder of this Note shall have the right, at the holder’s option, to (i) require the Company to repurchase this Note (including any portion thereof which is $1,000 in principal amount or any integral multiple of $1,000) at a repurchase price of 100% of the principal amount and any accrued but unpaid interest under this Note or (ii) if all required regulatory approvals to the issuance of Class A Common Stock have been obtained, immediately prior to such Change of Control, convert the aggregate principal amount of this Note into shares of Class A Common Stock at the Conversion Rate. In the event that the Class A Common Stock ceases to be listed on the Nasdaq, The Nasdaq Capital Market, The Nasdaq Global Market or the New York Stock Exchange, the holder of this Note shall have the right, at the holder’s option, to require the Company to repurchase such holder’s Note (including any portion thereof which is $1,000 in principal amount or any integral multiple of $1,000) at a repurchase price of 100% of the principal amount and any accrued but unpaid interest under this Note. The initial conversion rate for the Notes will be 714.2857 shares of Class A Common Stock for each $1,000 of principal (the “Conversion Rate”), subject to adjustment as set forth in Section 10.4; provided, however, that in no event other than as adjusted pursuant to Section 10.4(a)(iii), will the Conversion Rate be less than 714.2857 shares of Class A Common Stock for each $1,000 of principal.

  (b)  The Company will pay any documentary, stamp or similar issue or transfer tax due on the issuance of the shares of Class A Common Stock upon conversion of the Notes, unless the tax is due because the holder of the Notes requests such shares of Class A Common Stock to be issued in a name other than the holder’s name, in which case the holder will pay the tax.

  (c)  The Purchaser has the right to convert the Notes in whole or in part immediately prior to any repayment of the Notes.

  (d)  Notwithstanding anything herein to the contrary, no conversion of the Notes, in whole or in part, shall be permitted until all required regulatory approvals for the issuance of such Class A Common Stock have been applied for and obtained.

  10.2     Settlement Upon Conversion.

  (a)  Upon conversion, the Company will deliver to the Purchaser in respect of each $1,000 of principal of the Note(s) being converted a number of shares of Class A Common Stock equal to the Conversion Rate in effect immediately prior to the Close of Business on the relevant Conversion Date.

  (b)  Notwithstanding Section 10.2(a), in the event of a conversion prior to the Stockholder Approval, (i) the Company will deliver to the Purchaser in respect of each $1,000 of principal of the Note(s) being converted a number of shares of Class A Common Stock equal to the Conversion Rate in effect immediately prior to the Close of Business on the relevant Conversion Date, up to the Available Reserve, and (ii) the Company shall pay to the Purchaser cash in an amount equal to the product of (A) such number of shares of Class A Common Stock issuable upon conversion of the Note(s) being converted in excess of the Available Reserve and (B) the Closing Sale Price of the Class A Common Stock on the relevant Conversion Date.

  (c)  No fractional shares will be issued upon conversion. Instead, the Company will pay cash in lieu of any fractional share based on the Closing Sale Price of the Class A Common Stock on the relevant Conversion Date. All accrued and unpaid interest on the Notes or portion thereof that is converted until, but not including, the Conversion Date will be paid in cash simultaneously with the delivery of shares of Class A Common Stock upon settlement of the related conversion.

  (d)  Each conversion will be deemed to have been effected as to any portion of the Note(s) surrendered for conversion on the Conversion Date, and with respect to the shares of Class A Common Stock that are issuable upon such conversion, the Person in whose name the certificate or certificates for such shares will be registered will be treated as the holder of record of such shares as of the Close of Business on the Conversion Date.

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  (e)  The Company will deliver the consideration due in respect of any conversion on the second Business Day immediately following the relevant Conversion Date.

  10.3     Conversion Procedures. To exercise its right of conversion, the Purchaser must:

  (a)  deliver a completed Conversion Notice or facsimile thereof to the Company; and

  (b)  pay all transfer or similar taxes if required to be paid by the Purchaser pursuant to Section 10.1(b) and requested by the Company.

  10.4     Conversion Rate Adjustments. The Conversion Rate will be subject to adjustments from time to time, without duplication, upon the occurrence of any of the following events:

  (a)  If the Company (i) issues solely shares of Company Common Stock as a dividend or distribution on its shares of Company Common Stock, (ii) subdivides Company Common Stock or (iii) combines Company Common Stock, the Conversion Rate will be calculated based on the following formula:

CR = CR0 ×	OS
OS0

where,

CR0 = the Conversion Rate in effect immediately prior to the Close of Business on the Record Date for such dividend or distribution, or immediately prior to the Open of Business on the effective date of such subdivision or combination of Company Common Stock, as the case may be;

CR = the Conversion Rate in effect immediately after the Close of Business on the Record Date for such dividend or distribution, or immediately after the Open of Business on the effective date of such subdivision or combination of Company Common Stock, as the case may be;

OS0 = the number of shares of Company Common Stock outstanding immediately prior to the Close of Business on the Record Date for such dividend or distribution, or immediately prior to the Open of Business on the effective date of such subdivision or combination of Company Common Stock, as the case may be; and

OS = the number of shares of Company Common Stock that would be outstanding immediately after giving effect to such dividend or distribution, or immediately after the effective date of such subdivision or combination of Company Common Stock, as the case may be.

Any adjustment made under this Section 10.4(a) will become effective immediately after the Close of Business on the Record Date for such dividend or distribution, or immediately after the Open of Business on the effective date of such subdivision or combination of Company Common Stock, as the case may be. If such dividend, distribution, subdivision or combination described in this Section 10.4(a) is declared but not so paid or made, the Conversion Rate will be immediately readjusted, effective as of the date the Company’s board of directors determines not to pay such dividend or distribution or to effect such subdivision or combination, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared or such subdivision or combination had not been announced.

  (b)  If an Ex-Dividend Date occurs for a distribution to all or substantially all holders of Company Common Stock of any rights, options or warrants entitling such holders for a period of not more than sixty (60) calendar days from the announcement date for such distribution to subscribe for or purchase shares of Company Common Stock (or securities convertible into Company Common Stock), at a price per share less than the average of the Closing Sale Prices of the Class A Common Stock for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the announcement date for such distribution, the Conversion Rate will be calculated based on the following formula:

CR = CR0 ×	OS0 + X
OS0 + Y

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where,

CR0 = the Conversion Rate in effect immediately prior to the Close of Business on the Record Date for such distribution;

CR = the Conversion Rate in effect immediately after the Close of Business on the Record Date for such distribution;

OS0 = the number of shares of Company Common Stock outstanding immediately prior to the Close of Business on the Record Date for such distribution;

X = the total number of shares of Company Common Stock issuable pursuant to such rights, options or warrants; and

Y = the number of shares of Company Common Stock equal to the aggregate price payable to exercise such rights, options or warrants divided by the average of the Closing Sale Prices of Class A Common Stock over the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the announcement date for such distribution.

Any adjustment made under this Section 10.4(b) will be made successively whenever any such rights, options or warrants are issued and will become effective immediately after the Close of Business on the Record Date for such distribution. To the extent that shares of Company Common Stock are not delivered after the expiration of such rights, options or warrants, including because the distributed rights, options or warrants were not exercised, the Conversion Rate will be decreased to the Conversion Rate that would then be in effect had the increase with respect to the distribution of such rights, options or warrants been made on the basis of delivery of only the number of shares of Company Common Stock actually delivered. If such rights, options or warrants are not so distributed, the Conversion Rate will be decreased to the Conversion Rate that would then be in effect if the Ex-Dividend Date for such distribution had not occurred.

For purposes of this Section 10.4(b), in determining whether any rights, options or warrants entitle the Purchaser to subscribe for or purchase shares of Company Common Stock at a price that is less than the average of the Closing Sale Prices of Class A Common Stock over the applicable ten (10) consecutive Trading Day period, there will be taken into account any consideration the Company receives for such rights, options or warrants and any amount payable on exercise thereof, with the value of such consideration if other than cash to be determined in good faith by the Company’s board of directors.

  (c)

  (i)  If an Ex-Dividend Date occurs for a distribution (a “Relevant Distribution”) of shares of the Company’s capital stock, evidences of the Company’s indebtedness or other assets or property of the Company or rights, options or warrants to acquire the Company’s capital stock or other securities, evidences of its indebtedness or other assets or property of the Company to all or substantially all holders of the Company Common Stock (excluding (A) dividends or distributions and rights, options or warrants as to which an adjustment was effected under Sections 10.4(a) or 10.4(b); (B) dividends or distributions paid exclusively in cash covered under Section 10.4(d); and (C) Spin-Offs), then the Conversion Rate will be calculated based on the following formula:

CR = CR0 ×	SP0
SP0 – FMV

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where,

CR0 = the Conversion Rate in effect immediately prior to the Close of Business on the Record Date for such distribution;

CR = the Conversion Rate in effect immediately after the Close of Business on the Record Date for such distribution;

SP0 = the average of the Closing Sale Prices of Class A Common Stock over the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution; and

FMV = the fair market value (as determined in good faith by the Company’s board of directors) of the shares of capital stock, evidences of indebtedness, assets or property or rights, options or warrants distributed with respect to each outstanding share of Company Common Stock as of the Open of Business on the Ex-Dividend Date for such distribution.

Any adjustment made under the above portion of this Section 10.4(c) will become effective immediately after the Close of Business on the Record Date for such distribution. No adjustment pursuant to the above formula will result in a decrease of the Conversion Rate. However, if such distribution is not so paid or made, the Conversion Rate will be readjusted to be the Conversion Rate that would then be in effect if such distribution had not been declared.

Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, the Purchaser will receive, in respect of each $1,000 principal amount thereof, at the same time and upon the same terms as holders of Company Common Stock, without having to convert its Note(s), the amount and kind of the Relevant Distribution that such holder would have received if such holder owned a number of shares of Company Common Stock equal to the Conversion Rate on the Record Date for the distribution.

For purposes of this Section 10.4(c)(i) (and subject in all respects to Section 10.4(f)):

(1) Rights, options or warrants distributed by the Company to all or substantially all holders of Company Common Stock entitling them to subscribe for or purchase shares of the Company’s capital stock, including Company Common Stock (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (a “Trigger Event”):

(a) are deemed to be transferred with such shares of Company Common Stock;

(b) are not exercisable; and

(c) are also issued in respect of future issuances of Company Common Stock, will be deemed not to have been distributed for purposes of this Section 10.4(c) (and no adjustment to the Conversion Rate under this Section 10.4(c) will be required) until the occurrence of the earliest Trigger Event, whereupon such rights, options or warrants will be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate will be made under this Section 10.4(c).

(2) If any such right, option or warrant, including any such existing rights, options or warrants distributed prior to the Closing, are subject to events, upon the occurrence of which such rights, options or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event will be deemed to be the date of distribution and the Record Date with respect to new rights, options or warrants with such rights (in which case the existing rights, options or warrants will be deemed to terminate and expire on such date without exercise by any of the holders thereof).

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(3) In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event or other event of the type described in the immediately preceding clause (2) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 10.4(c) was made:

(a) in the case of any such rights, options or warrants that will all have been redeemed or repurchased without exercise by any holders thereof, upon such final redemption or repurchase (x) the Conversion Rate will be readjusted as if such rights, options or warrants had not been issued and (y) the Conversion Rate will then again be readjusted to give effect to such distribution, deemed distribution or Trigger Event, as the case may be, as though it were a cash distribution pursuant to Section 10.4(d), equal to the per share redemption or repurchase price received by a holder or holders of Company Common Stock with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Company Common Stock as of the date of such redemption or repurchase; and

(b) in the case of such rights, options or warrants that have expired or been terminated without exercise by any holders thereof, the Conversion Rate will be readjusted as if such rights, options and warrants had not been issued.

(4) For purposes of Sections 10.4(a), 10.4(b) and 10.4(c), if any dividend or distribution to which this Section 10.4(c) is applicable includes one or both of:

(a) a dividend or distribution of shares of Company Common Stock to which Section 10.4(a) is applicable (the “Clause A Distribution”); or

(b) an issuance of rights, options or warrants to which Section 10.4(b) is applicable (the “Clause B Distribution”), then:

(1) such dividend or distribution, other than the Clause A Distribution and the Clause B Distribution, will be deemed to be a dividend or distribution to which this Section 10.4(c) is applicable (the “Clause C Distribution”) and any Conversion Rate adjustment required by this Section 10.4(c) with respect to such Clause C Distribution will then be made; and

(2) the Clause A Distribution and Clause B Distribution will be deemed to immediately follow the Clause C Distribution and any Conversion Rate adjustment required by Sections 10.4(a) and 10.4(b) with respect thereto will then be made, except that, if determined by the Company (A) the “Record Date” of the Clause A Distribution and the Clause B Distribution will be deemed to be the Record Date of the Clause C Distribution and (B) any shares of Company Common Stock included in the Clause A Distribution or Clause B Distribution will be deemed not to be “outstanding immediately prior to the Close of Business on the Record Date or immediately prior to the Open of Business on such effective date” within the meaning of Section 10.4(a) or “outstanding immediately prior to the Close of Business on the Record Date” within the meaning of Section 10.4(b).

(ii)  With respect to an adjustment pursuant to this Section 10.4(c) where there has been an Ex-Dividend Date for a dividend or other distribution on Company Common Stock of shares of capital stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit, that are, or, when issued, will be, listed or admitted for trading on a United States national securities exchange (a “Spin-Off”), the Conversion Rate will be calculated based on the following formula:

CR = CR0 ×	FMV + MP0
MP0

where,

CR0 = the Conversion Rate in effect immediately prior to the Close of Business on the Record Date for the Spin-Off;

CR = the Conversion Rate in effect immediately after the Close of Business on the Record Date for the Spin-Off;

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FMV = the average of the Closing Sale Prices of the capital stock or similar equity interest distributed to holders of Company Common Stock applicable to one share of Company Common Stock (determined by reference to the definition of “Closing Sale Price” as if references therein to Company Common Stock were to such capital stock or similar equity interest) over the first ten (10) consecutive Trading Day period commencing on, and including, the effective date for the Spin-Off (such period, the “Valuation Period”); and

MP0 = the average of the Closing Sale Prices of Class A Common Stock over the Valuation Period.

The adjustment to the Conversion Rate under the preceding paragraph of this Section 10.4(c) will be determined on the last day of the Valuation Period but will be given effect immediately after the Close of Business on the Record Date for the Spin-Off. In respect of any conversion during the Valuation Period for any Spin-Off, references within this Section 10.4(c)(ii) related to ten (10) Trading Days will be deemed to be replaced with such lesser number of Trading Days as have elapsed from, and including, the effective date for such Spin-Off to, but excluding, the relevant Conversion Date.

(d)  If an Ex-Dividend Date occurs for a cash dividend or distribution to all or substantially all holders of Company Common Stock (other than any dividend or distribution in connection with the Company’s liquidation, dissolution or winding up), the Conversion Rate will be recalculated based on the following formula:

CR = CR0 ×	SP0
SP0 – C

where,

CR0 = the Conversion Rate in effect immediately prior to the Close of Business on the Record Date for such distribution;

CR = the Conversion Rate in effect immediately after the Close of Business on the Record Date for such distribution;

SP0 = the average of the Closing Sale Prices of Class A Common Stock over the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution; and

C = the amount in cash per share of Company Common Stock the Company pays, or distributes, to all or substantially all holders of Company Common Stock.

Any adjustment made under this Section 10.4(d) will become effective immediately after the Close of Business on the Record Date for such dividend or distribution. No adjustment pursuant to the above formula will result in a decrease of the Conversion Rate. However, if any dividend or distribution described in this Section 10.4(d) is declared but not so paid or made, the Conversion Rate will be readjusted to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

Notwithstanding the foregoing, if “C” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, the Purchaser will receive, for each $1,000 principal amount of the Note(s), at the same time and upon the same terms as holders of shares of Company Common Stock, without having to convert its Note(s), the amount of cash that the Purchaser would have received if the Purchaser owned a number of shares of Company Common Stock equal to the Conversion Rate on the Record Date for such cash dividend or distribution.

For the avoidance of doubt, for purposes of this Section 10.4(d), in the event of any reclassification of the Company Common Stock, as a result of which the Note(s) becomes convertible into more than one class of Company Common Stock, if an adjustment to the Conversion Rate is required pursuant to this Section 10.4(d), references in this Section to one share of Company Common Stock or Closing Sale Price of one share of Company

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Common Stock will be deemed to refer to a unit or to the price of a unit consisting of the number of shares of each class of Company Common Stock into which the Note is then convertible equal to the numbers of shares of such class issued in respect of one share of Company Common Stock in such reclassification. The above provisions of this paragraph will similarly apply to successive reclassifications.

(e)  If the Company or any of its Subsidiaries makes a payment in respect of a tender or exchange offer for Company Common Stock and, if the cash and value of any other consideration included in the payment per share of Company Common Stock exceeds the average of the Closing Sale Prices of Class A Common Stock over the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer (the “Expiration Date”), the Conversion Rate will be calculated based on the following formula:

CR = CR0 ×	AC + (OS x SP)
OS0 x SP

where,

CR0 = the Conversion Rate in effect immediately prior to the Open of Business on the Trading Day next succeeding the Expiration Date;

CR = the Conversion Rate in effect immediately after the Open of Business on the Trading Day next succeeding the Expiration Date;

AC = the aggregate value of all cash and any other consideration (as determined in good faith by the Company’s board of directors) paid or payable for shares of Company Common Stock purchased in such tender or exchange offer;

OS0 = the number of shares of Company Common Stock outstanding immediately prior to the time (the “Expiration Time”) such tender or exchange offer expires (prior to giving effect to such tender or exchange offer);

OS = the number of shares of Company Common Stock outstanding immediately after the Expiration Time (after giving effect to such tender or exchange offer); and

SP = the average of the Closing Sale Prices of Class A Common Stock over the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the Expiration Date.

The adjustment to the Conversion Rate under this Section 10.4(e) will be determined at the Close of Business on the tenth Trading Day immediately following, but excluding, the Expiration Date but will be given effect at the Open of Business on the Trading Day next succeeding the Expiration Date. In respect of any conversion during the ten (10) Trading Days commencing on the Trading Day next succeeding the Expiration Date, references within this Section 10.4(e) to ten (10) Trading Days will be deemed to be replaced with such lesser number of Trading Days as have elapsed from, and including, the Trading Day next succeeding the Expiration Date to, but excluding, the relevant Conversion Date. No adjustment pursuant to the above formula will result in a decrease of the Conversion Rate.

(f)  To the extent that the Company has a rights plan in effect upon conversion of the Note(s), the Purchaser will receive, in addition to Company Common Stock received in connection with such conversion, the rights under the rights plan, unless prior to any conversion, the rights have separated from the Common Stock, in which case the Conversion Rate will be adjusted at the time of separation as if the Company distributed to all holders of Company Common Stock, shares of the Company’s capital stock, evidences of indebtedness or other assets or property as described in Section 10.4(c), subject to readjustment in the event of the expiration, termination or redemption of such rights.

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(g)  If the Company issues rights, options or warrants that are only exercisable upon the occurrence of certain triggering events, then (i) the Company will not adjust the Conversion Rate pursuant to the above provisions until the earliest of these triggering events occurs; and (ii) the Company will readjust the Conversion Rate to the extent any of these rights, options or warrants are not exercised before they expire.

(h)  If the Company adjusts the Conversion Rate pursuant to the above provisions, the Company will deliver to the Purchaser a certificate setting forth the Conversion Rate, detailing the calculation of the Conversion Rate and describing the facts upon which the adjustment is based.

(i)  Notwithstanding anything herein to the contrary, in no event will the Purchaser be permitted to convert the Notes into a number of shares of Class A Common Stock that would result in a violation of Nasdaq Listing Rule 5635 due to an increase to the Conversion Rate (the “Conversion Cap”). In the event that the Conversion Rate has been increased pursuant to the terms of this Agreement to an amount that would result in the issuance of a number of shares of Class Common Stock upon conversion that exceeds the Conversion Cap, then the Company will, at the Purchaser’s request (the “Approval Request”), use its reasonable best efforts to promptly obtain any and all necessary approvals of the Company’s stockholders to permit the Company to issue the full amount of Class A Common Stock issuable upon conversion of all of the Notes (the “Stockholder Conversion Approval”).

10.5     Recapitalizations, Reclassifications and Changes to the Class A Common Stock. Other than in connection with the Merger, in the event of:

(a)  any recapitalization, reclassification or change of the Class A Common Stock (other than changes resulting from a subdivision or combination);

(b)  a consolidation, merger, combination or binding share exchange involving the Company; or

(c)  a sale, assignment, conveyance, transfer, lease or other disposition to another Person of the Company’s property and assets as an entirety or substantially as an entirety,

in each case, in which holders of Class A Common Stock are entitled to receive cash, securities or other property for their shares of Class A Common Stock (“Reference Property”), the Company or the successor or purchasing company, as the case may be, will execute an agreement, providing that, at and after the effective time of such transaction, the Purchaser will be entitled to elect to convert the Note(s) into the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of a number of shares of Class A Common Stock equal to the Conversion Rate immediately prior to such transaction would have owned or been entitled to receive upon such transaction. Such agreement will also provide for antidilution and other adjustments that are as nearly equivalent as possible to the adjustments described under Section 10.4 (it being understood that no such adjustments will be required with respect to any portion of the Reference Property that does not consist of shares of capital stock (however evidenced)). If the Reference Property in respect of any such transaction includes shares of stock, securities or other property or assets of a company other than the successor or purchasing company, as the case may be, in such transaction, such other company will also execute such agreement, and such agreement will contain such additional provisions to protect the interests of the Purchaser as the Company’s board of directors thereof reasonably considers necessary by reason of the foregoing. If the Note becomes convertible into Reference Property, the Company will notify the Purchaser.

For purposes of the foregoing, the type and amount of consideration that holders of the Class A Common Stock are entitled to in the case of recapitalizations, reclassifications, changes of the Company Common Stock, consolidations, mergers, combinations, binding share exchanges, sales, assignments, conveyances, transfers, leases or other dispositions that cause the Class A Common Stock to be converted into or exchanged for the right to receive more than a single type of consideration because the holders of Class A Common Stock have the right to elect the type of consideration they receive will be deemed to be the weighted average of the types and amounts of consideration actually received by the holders of Class A Common Stock. The Company will notify the Purchaser of the weighted average as soon as practicable after such determination is made.

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10.6      Reserved Shares. The Company (i) at all times prior to the Stockholder Approval, will reserve out of its authorized but unissued Company Common Stock a number of shares of Class A Common Stock equal to the Available Reserve and (ii) at all times after the Stockholder Approval, will reserve out of its authorized but unissued Company Common Stock a sufficient number of shares of Class A Common Stock to permit the conversion, in accordance herewith, of the Note(s) (assuming, for such purposes, that at the time of computation of such number of shares, the Note(s) would be converted by a single holder of the Note(s)).

All shares of Class A Common Stock issued upon conversion of the Note(s) will be validly issued, fully paid and non-assessable and will be free of preemptive or similar rights and free of any lien or adverse claim that arises from the action or inaction of the Company.

The Company will comply with all securities laws regulating the offer and delivery of shares of Class A Common Stock upon conversion of the Note(s) and will list such shares on each national securities exchange or automated quotation system on which the shares of Class A Common Stock are listed on the applicable Conversion Date.

11.      Transfer Restrictions. The Notes may not be transferred, in whole or in part, without the prior written consent of the Company; provided, however, that without the prior written consent of the Company, the Purchaser may (i) transfer the Notes, in whole or in part, to any of its Affiliates; provided written notice thereof is promptly given to the Company and the transferee agrees in writing to be bound by the provisions of this Agreement; and (ii) to the extent an Event of Default is continuing, transfer the Notes to any third party, provided that any such transfer is effected in compliance with a valid exemption under all applicable federal, state and other securities laws and written notice thereof is promptly given to the Company and the transferee agrees in writing to be bound by the provisions of this Agreement. Any shares of Class A Common Stock issued upon conversion, in whole or in part, of the Notes, may be transferred as provided herein and pursuant to applicable law.

12.      Termination.

  12.1      Termination. This Agreement will be terminated upon the earliest to occur of:

  (a)  by mutual written consent of the Purchaser and the Company at any time;

  (b)  automatically, without any further action by the Purchaser or the Company, if the initial Closing has not occurred by 12:01 a.m. Eastern Time on the Outside Date (as defined in the Merger Agreement);

  (c)  automatically, without any further action by the Purchaser or the Company, on the date that the Merger Agreement is terminated pursuant to its terms (the “Merger Agreement Termination Date”), if, but only if, the Merger Agreement Termination Date occurs prior to the initial Closing under this Agreement; or

  (d)  by notice from the Company to the Purchaser on the first date upon which: (i) no Notes remain outstanding; (ii) no Registrable Securities remain outstanding; and (iii)(A) the Company is not permitted to issue a Draw Notice in accordance with Section 1.1(b) as a result of the proviso included in such Section or (B) the Company delivers notice to the Purchaser of its election to terminate its right to issue a Draw Notice.

  12.2      Effect of Termination. In the event of the termination of this Agreement as provided in Section 12.1, this Agreement will be of no further force or effect; provided, however, that (i) this Section 12.2 will survive the termination of this Agreement and will remain in full force and effect, (ii) the termination of this Agreement will not relieve any party from any liability for any intentional or willful inaccuracy in or intentional or willful breach of any representation, warranty, covenant, obligation or other provision contained in this Agreement, and (iii) no termination of this Agreement will in any way affect any of the parties’ rights or obligations under the Merger Agreement or any agreement other than this Agreement.

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13.      Miscellaneous.

  13.1      Survival. Unless otherwise set forth in this Agreement, the warranties, representations, covenants, indemnities, and all other provisions contained in (or made pursuant to) this Agreement will survive the execution and delivery of this Agreement, the Closing and the conversion of any Notes into Class A Common Stock.

  13.2      Indemnification.

  (a)  Unless the Merger has been consummated or this Agreement has been terminated, the Company agrees to indemnify, defend and hold the Purchaser, each of its officers, directors and partners, and any Persons controlling the Purchaser within the meaning of Section 15 of the Securities Act, harmless from and against any expenses, claims, losses, damages or liabilities to the Purchaser arising out of any breach of any representation or warranty of the Company or any nonfulfillment of any covenant or agreement of the Company contained herein and the Company will reimburse the Purchaser, each of its officers, directors and partners and any Persons controlling the Purchaser for any legal and any other expenses reasonably incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action. The Purchaser will not be entitled to indemnification with respect to any claim under the foregoing provisions of this Section 13.2 (a) as to which notice was not given by the Purchaser to the Company.

  (b)  Unless the Merger has been consummated or this Agreement has been terminated, if the Purchaser seeks indemnification hereunder for a matter that involves a claim by a third-party, the Purchaser will promptly notify the Company of and will provide reasonable information and details concerning the nature of such claim. The Company will, to the extent applicable, have the right to assume the defense at its expense of all third-party claims and will pay all costs and damages finally awarded against the Company and the Purchaser in conjunction with such third-party claims, provided that: (i) the Purchaser provides prompt written notice to the Company of its receipt of service of any such claim; (ii) the Company controls the defense of the third-party claim on behalf of all parties; (iii) the Purchaser consents to representation in such claims by counsel selected by and representing the Company; provided, however, that if, in the reasonable judgment of the Purchaser, a conflict of interest may exist between the Purchaser and the Company with respect to any claims as to which indemnity is sought and the Purchaser provides written notice to the Company that the Purchaser is seeking separate counsel at the expense of the Company, then the Company will not assume the defense for matters as to which representation of both the Company and the Purchaser by the same counsel would be inappropriate due to actual or potential differing interests between them, and the Purchaser will have the right to retain separate counsel to represent its interests in such third-party claim and the reasonable costs, fees and expenses thereof will be borne by the Company; and (iv) upon request of the Company, the Purchaser uses its commercially reasonable efforts to cooperate with the Company in defending such third-party claim by providing the Company with all necessary business information and relevant documents under its control related to the third-party claim and cooperating with such other reasonable requests of the Company at the Company’s expense in accordance with applicable law. The indemnity obligations under this Section 13.2 will not apply to amounts paid in settlement of any claim, loss, damage, liability or action if such settlement is effected without the consent of the Company, which consent will not be unreasonably withheld or delayed. The Purchaser’s failure to deliver notice to the Company within a reasonable time after the commencement of any such action, if materially prejudicial to the Company’s ability to defend such action, will relieve the Company of any liability to the Purchaser under this Section 13.2, but not any liability that it may have to the Purchaser otherwise than under this Section 13.2.

  13.3      Amendment; Waiver of Certain Covenants. Neither this Agreement nor any provision hereof may be amended, waived or modified except pursuant to an agreement or agreements in writing entered into by the Company and with the written consent of the parties hereto. The Company may omit in any particular instance to comply with any term, provision or condition set forth in this Agreement if waived in writing by the consent of (i) the holders of not less than a majority in principal amount of the Notes or (ii) the Purchaser, if the Notes have been converted and the Purchaser holds greater than or equal to 5% of the outstanding Company Common Stock, but no such waiver will extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver will become effective, the obligations of the Company in respect of any such term, provision or condition will remain in full force and effect.

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  13.4      Entire Agreement; Counterparts. This Agreement and the other Note Documents constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof. This Agreement may be executed in several counterparts, each of which will be deemed an original and all of which will constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by facsimile or by electronic delivery will be sufficient to bind the parties to the terms of this Agreement.

  13.5      Applicable Law; Jurisdiction; Waiver of Jury Trial. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. In any action between any of the parties arising out of or relating to this Agreement: (a) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the courts of the State of New York; and (b) each of the parties irrevocably waives the right to trial by jury.

  13.6      Attorneys’ Fees. In any action at law or suit in equity to enforce this Agreement or the rights of any of the parties hereunder, the prevailing party in such action or suit will be entitled to receive a reasonable sum for its documented attorneys’ fees incurred in connection with such action or suit and all other reasonable and documented out-of-pocket costs and expenses incurred in such action or suit.

  13.7      Assignability; Third-Party Beneficiaries. This Agreement will be binding upon, will be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and assigns; provided, however, that, other than in connection with to a merger, consolidation or sale, conveyance or other transfer of all or substantially all assets of the Company permitted by this Agreement, the Company may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each holder of the Note(s) (and any attempted assignment or transfer by the Company without such consent will be null and void and of no effect). Except as set forth in Section 9.12 and Section 11, the Purchaser may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Company (and any attempted assignment or transfer by the Purchaser without such consent will be null and void and of no effect); provided, however that without the prior written consent of the Company, the Purchaser may assign or otherwise transfer any of its rights or obligations hereunder to any of its Affiliates provided that written notice thereof is promptly given to the Company and the transferee agrees in writing to be bound by the provisions of this Agreement; provided further that to the extent an Event of Default is continuing, the Purchaser may assign or otherwise transfer any of its rights or obligations hereunder to any third party, provided that written notice thereof is promptly given to the Company and the transferee agrees in writing to be bound by the provisions of this Agreement. Nothing in this Agreement, express or implied, is intended to or will confer any right, benefit or remedy of any nature whatsoever upon any Person (other than the parties hereto and other than any Person entitled to indemnification under Sections 9.14 or 13.2).

  13.8      Notices. All notices and other communications hereunder shall be in writing and shall be addressed as follows (or at such other address for a party as shall be specified by like notice):

if to the Purchaser:

Backgammon Investment Corp.

1 Circle Star Way

San Carlos, CA 94070

Attention: Stephen Lam

with a copy (which shall not constitute notice) to:

Morrison & Foerster LLP

425 Market Street

San Francisco, CA 94105-2482

Attention: David P. Slotkin; Lauren C. Bellerjeau

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If to the Company, to:

Berkshire Grey, Inc.

140 South Road

Bedford, MA

Attention:     Christian Ehrbar

                      Mark Fidler

with a copy (which shall not constitute notice) to each of:

Goodwin Procter LLP

100 Northern Avenue

Boston, MA 02210

Attention:     Jim Barri

If to any other holder of the Notes, to such holder at such address as such other holder will have specified to the Company in writing.

All notices, deliveries and other communications pursuant to this Agreement must be in writing and will be deemed given if sent via email or delivered by globally recognized express delivery service (with a required e-mail copy, receipt of which need not be acknowledged) to the parties at the addresses set forth above or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance herewith. Any such notice, delivery or communication will be deemed to have been delivered and received (a) in the case of e-mail, on the date that the recipient acknowledges having received the email, with an automatic “read receipt” not constituting acknowledgment of an email for purposes of this section, and (b) in the case of a globally recognized express delivery service, on the Business Day that receipt by the addressee is confirmed pursuant to the service’s systems.

  13.9      Cooperation. Each party will cooperate with each other and use, and will cause its Subsidiaries to use, its commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done, all things necessary, proper or advisable on its part under this Agreement and applicable Law to satisfy the conditions to this Agreement set forth in Section 4 and Section 5.

  13.10      Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction will not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination will have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement will be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto will replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

  13.11      Definitions; Construction.

(a)  For purposes of this Agreement, the terms defined in Annex A have the meanings assigned to them in Annex A.

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(b)  For purposes of this Agreement, whenever the context requires: the singular number includes the plural, and vice versa; the masculine gender includes the feminine and neuter genders; the feminine gender includes the masculine and neuter genders; and the neuter gender includes masculine and feminine genders.

(c)  The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party will not be applied in the construction or interpretation of this Agreement.

(d)  As used in this Agreement, the words “include” and “including,” and variations thereof, will not be deemed to be terms of limitation, but rather will be deemed to be followed by the words “without limitation.”

(e)  Except as otherwise indicated, all references in this Agreement to “Sections,” “Exhibits” and “Schedules” are intended to refer to Sections of this Agreement and Exhibits or Schedules to this Agreement.

(f)  The bold-faced headings contained in this Agreement are for convenience of reference only, will not be deemed to be a part of this Agreement and will not be referred to in connection with the construction or interpretation of this Agreement.

[Signature pages follow]

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The parties have executed this Agreement as of the date first written above.

COMPANY:

BERKSHIRE GREY, INC.

By:	/s/ Thomas Wagner
Name:	Thomas Wagner
Title:	Chief Executive Officer

[SIGNATURE PAGE TO CONVERTIBLE NOTE PURCHASE AGREEMENT]

PURCHASER:

BACKGAMMON INVESTMENT CORP.

By:	/s/ Alex Clavel
Name:	Alex Clavel
Title:	Director

[SIGNATURE PAGE TO CONVERTIBLE NOTE PURCHASE AGREEMENT]

EXHIBITS

Exhibit A	-	Form of Note

Exhibit B	-	Form of Conversion Notice

ANNEX A

For purposes of the Agreement (including this Annex A):

“Adverse Recommendation Change” has the meaning ascribed to such term in the Merger Agreement.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, such first Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), when used with respect to any Person, means the power to direct or cause the direction of the management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Available Cash Balance” means the aggregate cash and cash equivalents of the Company and its subsidiaries.

“Available Reserve” means 12,133,321 shares of Class A Common Stock.

“Balance Sheet Date” has the meaning set forth in Section 2.8 of this Agreement.

“Business Day” means any day other than Saturday, Sunday or a day on which the SEC or commercial banks in New York, New York are authorized or required by Law to close.

“Capital Lease Obligation” means, at the time any determination is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet prepared in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be prepaid by the lessee without payment of a penalty; provided that, notwithstanding anything in this Agreement to the contrary, in no event shall any lease that would have been categorized as an operating lease as determined in accordance with GAAP prior to giving effect to the FASB ASC Update No. 2016-02, Leases (Topic 842), or any other changes in GAAP subsequent to the date of this Agreement, be considered a capital lease for purposes of this Agreement.

“Change of Control” means the consummation of (i) any recapitalization, reclassification or change of the Class A Common Stock (other than a change to par value, or from par value to no par value, or changes resulting from a subdivision or combination) as a result of which the Class A Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets; (ii) any share exchange, consolidation or merger of the Company pursuant to which the Class A Common Stock will be converted into cash, securities or other property or assets; or (iii) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Company and its Subsidiaries, taken as a whole, to any Person other than one or more of the Company’s direct or indirect wholly owned Subsidiaries; provided, however, that a transaction described in clause (i) or (ii) in which the holders of all classes of the Company’s common equity immediately prior to such transaction own, directly or indirectly, more than 50% of all classes of the Company’s common equity of the continuing or surviving company or transferee or the parent thereof immediately after such transaction in substantially the same proportions (relative to each other) as such ownership immediately prior to such transaction shall not be a Change of Control.

“Class A Common Stock” means the Company’s Class A Common Stock, par value $0.0001 per share.

“Class C Common Stock” means the Company’s Class C Common Stock, par value $0.0001 per share.

“Company Common Stock” means the Class A Common Stock and the Class C Common Stock.

“Closing” has the meaning set forth in Section 1.1(c) of the Agreement.

“Closing Sale Price” of the Class A Common Stock on any date means the closing sale price per share (or, if no closing sales price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) at 4:00 p.m. (New York City time) on such date as reported in composite transactions for the principal United States national or regional securities exchange on which the Class A Common Stock is traded or, if the Class A Common Stock is not listed on a United States national or regional securities exchange, the “Closing Sale Price” shall be the last quoted bid price for the Class A common stock in the over-the-

ANNEX A-1

counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the Class A Common Stock is not so quoted, the “Closing Sale Price” shall be the average of the mid-point of the last bid and ask prices for the Class A Common Stock on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Company for this purpose.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company Assets” has the meaning set forth in Section 2.3(b) of the Agreement.

“Company Board” means the board of directors of the Company.

“Company Capital Stock” means the shares of the Company Common Stock and the Company Preferred Stock.

“Company Disclosure Schedule” means the confidential disclosure letter delivered by the Company to Purchaser as of the date of this Agreement.

“Company IT Systems” means any computer hardware, computer systems, workstations, servers, networks, platforms, peripherals, data communication lines, circuits, hubs, software databases, internet websites and other information technology equipment and related systems and services (including so-called SaaS/PaaS/IaaS services), that are owned or controlled by, or relied upon in the conduct of the business of, the Company or its Subsidiaries.

“Company Material Adverse Effect” has the meaning ascribed to such term in the Merger Agreement.

“Company Offerings” means any and all products and services designed, developed, manufactured, sold, licensed, distributed, marketed, provided or otherwise made commercially available by the Company or any of its Subsidiaries, including to the extent integrated into a Company product or service, any component, sensor, system, device, hardware, hosted platform, hosted Software or application, hosted service, cloud-based application or service, any application programming interface, Software development kit, dashboard, interface, environment or any service that operates through a network of computer servers (and further including all web, mobile, and tablet versions thereof and all platforms and other Software used for any of the foregoing).

“Company Organizational Documents” means the certificate of incorporation and bylaws (or the equivalent organizational documents) of the Company and its Subsidiaries as in effect on the date of this Agreement.

“Company SEC Reports” means any report, schedule, form, statement or other document (including exhibits) filed with or furnished to, or required to be filed with or furnished to, the SEC.

“Company Stock Plans” means the Berkshire Grey, Inc. 2021 Stock Option and Incentive Plan and the Berkshire Grey, Inc. 2013 Stock Option and Purchase Plan.

“Contingent Obligation” means, as applied to any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the “Primary Obligor”) in any manner, and including any obligation of the guarantor (a) to purchase or pay (or advance or supply funds for the purchase or payment of) any indebtedness, lease, letter of credit or other obligation of the Primary Obligor; (b) with respect to undrawn letters of credit for the account of the Primary Obligor issued to support such Indebtedness or obligation; and (c) arising from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect the Primary Obligor against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that “Contingent Obligation” does not include endorsements in the ordinary course of business or standard contractual indemnities or product warranties provided in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the lesser of (x) the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or (y) the maximum amount for which the guarantor may be liable pursuant to the express terms of the instrument embodying such Contingent Obligation or, if not stated or determinable, the maximum reasonably anticipated liability for it determined by the guarantor in good faith; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement.

ANNEX A-2

“Contract” means any written or oral contract, agreement, indenture, note, bond, loan or credit agreement, instrument, lease, commitment, mortgage, deed of trust, license or other arrangement, understanding or obligation, in each case, as amended and supplemented from time to time and including all schedules, annexes and exhibits thereto.

“Conversion Date” means the date a holder of the Note complies with the procedures for conversion.

“Conversion Rate” has the meaning set forth in Section 10.1(a) of the Agreement.

“Copyleft Terms” means use, incorporation, modification, linking, calling, hosting and/or distribution of any Open Source Materials in a manner that, pursuant to the applicable Open Source License, requires that Software incorporated into, derived from, linked to, or used or distributed with such Open Source Materials (a) be made available or distributed in a form other than binary (e.g., Source Code form), (b) be licensed for the purpose of preparing derivative works, (c) be licensed under terms that allow the Company’s or any Subsidiary of the Company’s products or portions thereof or interfaces therefor to be reverse engineered, reverse assembled or disassembled (other than by operation of Law), (d) be redistributable or otherwise made available at no license fee or other charge, or (e) require the granting of a license with respect to patents. Open Source Licenses that incorporate Copyleft Terms include the GNU General Public License, the GNU Lesser General Public License, the GNU Affero General Public License, the Mozilla Public License, the Netscape Public License, the Sun Community Source License, the Sun Industry Standards License, the Common Development and Distribution License, the Eclipse Public License and all Creative Commons “sharealike” licenses.

“Counsel” means Morrison & Foerster LLP, in its capacity as counsel to the Purchaser.

“COVID-19” means the coronavirus (COVID-19) pandemic, including any evolutions or mutations of the coronavirus (COVID-19) disease, and any related or associated epidemics, pandemics or disease outbreaks.

“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety or similar Law, directive, protocols or guidelines promulgated by any Governmental Entity, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to COVID-19, including the Coronavirus Aid, Relief and Economic Security Act, as may be amended, and the Families First Coronavirus Response Act, as may be amended.

“Customs & Trade Laws” means all applicable export, import, customs and trade, and anti-boycott Laws, regulations or programs administered, enacted or enforced by any Governmental Authority, including but not limited to (a) the Laws, regulations, and programs administered or enforced by U.S. Customs and Border Protection, U.S. Immigration and Customs Enforcement, the U.S. International Trade Commission, the U.S. Department of Commerce, and the U.S. Department of State; (b) the U.S. Tariff Act of 1930, as amended; (c) the U.S. Export Control Reform Act of 2018 and the Export Administration Regulations, including related restrictions with regard to persons or entities on the U.S. Department of Commerce’s Denied Persons List, Unverified List or Entity List; (d) the U.S. Arms Export Control Act, as amended, and the International Traffic in Arms Regulations, including related restrictions with regard to persons or entities on the U.S. Department of State’s Debarred List; (e) the U.S. Foreign Trade Regulations; (f) the anti-boycott laws and regulations administered by the U.S. Department of Commerce and the U.S. Department of the Treasury; and (g) all other applicable Laws, regulations, or programs of other countries relating to the same subject matter as the United States Laws described above.

“Designated Representations” means the representations and warranties of the Company contained in Sections 2.2 (Authorization; Enforceability), 2.4 (Capitalization) and 2.19 (Brokerage Fees) of the Agreement.

“Disqualified Stock” means any Company Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case, at the option of the holder of the Company Capital Stock), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder of the Company Capital Stock, in whole or in part, on or prior to the date that is 91 days after the earlier of (i) the date on which the Notes mature and (ii) June 30, 2024. Notwithstanding the preceding sentence, any Company Capital Stock that would constitute Disqualified Stock solely because the holders of the Company Capital Stock have the right to require the Company to repurchase such

ANNEX A-3

Company Capital Stock upon the occurrence of a change of control or an asset sale shall not constitute Disqualified Stock if the terms of such Company Capital Stock provide that the Company may not repurchase or redeem any such Company Capital Stock pursuant to such provisions unless such repurchase or redemption complies with this Agreement. The amount of Disqualified Stock deemed to be outstanding at any time for purposes of this Agreement shall be the maximum amount that the Company and its Subsidiaries may become obligated to pay upon the maturity of, or pursuant to any mandatory redemption provisions of, such Disqualified Stock, exclusive of accrued dividends.

“Environmental Laws” means any and all applicable Laws relating to Hazardous Materials, pollution, or the protection or management of the environment or natural resources, or protection of human health (with respect to exposure to Hazardous Materials).

“Ex-Dividend Date” means the first date on which shares of the Class A Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Company or, if applicable, from the seller of Class A Common Stock on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market.

“Existing Registration Rights Agreements” mean the Amended and Restated Registration Rights Agreement, dated as of July 21, 2021, by and among the Company and each of the other parties thereto and the Transaction Agreement, dated as of July 29, 2022, between the Company and FCJI, Inc.

“Government Authority” means (i) any federal, state, local, municipal, foreign or international government or governmental authority, quasi-governmental entity of any kind, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court, tribunal, arbitrator or arbitral body (public or private) or any body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, (ii) any self-regulatory organization, including the Nasdaq, or (iii) any political subdivision of any of the foregoing.

“Governmental Authorizations” has the meaning set forth in Section 2.3(a) of the Agreement.

“Hazardous Material” means any (a) pollutant, contaminant, chemical, (b) industrial, solid, liquid or gaseous toxic or hazardous substance, material or waste, (c) petroleum or any fraction or product thereof, (d) asbestos or asbestos-containing material, (e) polychlorinated biphenyl, (f) chlorofluorocarbons, (g) per- and polyfluoroalkyl substances (including PFAs, PFOA, PFOS, Gen X and PFBs) and (h) other substance, material or waste, in each case, which are regulated under any Environmental Law or as to which liability may be imposed pursuant to Environmental Law.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Indebtedness” means (a) indebtedness for borrowed money (including the Notes) or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) Capital Lease Obligations, (d) non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit, banker’s acceptance or similar instrument, (e) Disqualified Stock, (f) obligations secured by a lien on any asset of such Person, whether or not such obligation is otherwise an obligation of such Person, (g) “earnouts”, purchase price adjustments, profit sharing arrangements, deferred purchase money amounts and similar payment obligations or continuing obligations of any nature of such Person arising out of purchase and sale contracts, (h) all Indebtedness of others guaranteed by such Person, (i) off-balance sheet liabilities and/or pension plan or multiemployer plan liabilities of such Person, (j) obligations arising under bonus, deferred compensation, incentive compensation or similar arrangements, other than those arising in the ordinary course of business, and (k) Contingent Obligations.

“Intellectual Property” means Intellectual Property Rights and Technology.

“Intellectual Property Rights” means all intellectual property and industrial property rights and proprietary rights in confidential information of every kind and description throughout the world, including U.S. and foreign (a) patents, patent applications, invention disclosures, and all related continuations, continuations-in-part, divisionals, reissues, re-examinations, substitutions, and extensions thereof, (b) rights with respect to trademarks, logos, service marks, trade dress, trade names, designs, slogans, internet domain names, uniform resource locators, and other similar

ANNEX A-4

designations of source or origin, together with the goodwill of the Company or any of its Subsidiaries or their respective businesses symbolized by or associated with any of the foregoing, (c) copyrights, including all rights in copyrightable subject matter, (d) rights in software and other computer programs (whether in source code, object code or other form), algorithms, models, databases, compilations and data, technology supporting the foregoing, and all other documentation, including user manuals and training materials, related to any of the foregoing (collectively, “Software”), (e) trade secret rights and rights with respect to all other confidential or proprietary information, ideas, know-how, proprietary processes, formulae, models, and methodologies (“Trade Secrets”), (f) social media addresses and accounts and usernames, account names and identifiers, (g) rights in and to all applications and registrations, and any renewals, extensions and reversions, for the foregoing, (h) causes of action and rights to sue or seek other remedies arising from or relating to the foregoing, including for any past or ongoing infringement, misuse, or misappropriation, and (i) rights equivalent or similar to any of the foregoing.

“Interest Payment Date” has the meaning set forth in Section 1.3(a) of the Agreement.

“Knowledge” whether or not capitalized, means when used with respect to the Company, the actual knowledge, after reasonable inquiry, of Thomas Wagner, Steven Johnson, Mark Fidler and Christian Ehrbar.

“Law” means any law, common law, statute, ordinance, code, regulation, rule or other requirement of any Governmental Authority, and any Orders.

“Legal Proceeding” means any suit, claim, action, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative, judicial or appellate proceeding), inquiry, hearing, audit, mediation, subpoena, complaint, grievance, demand, examination or investigation, whether formal or informal, whether public or private, commenced, brought, conducted or heard by or before, or otherwise involving, any court, arbitrator, mediator, other Governmental Authority or any other Person.

“Liability” means, with respect to any Person, any debt, loss, damage, liability or obligation (of any kind, character or description, whether direct or indirect, known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, secured or unsecured, joint or several, vested or unvested, executory or due or to become due, and whether in contract, tort, strict liability or otherwise), including all costs and expenses relating thereto.

“Lien” means any lien, pledge, mortgage, deed of trust, preemptive right, security interest, equitable interest, claim, lease, license, charge, condition, option, pledge, hypothecation, right of first refusal, easement, servitude, proxy, voting trust or agreement, transfer restriction under any stockholder or similar agreement, encumbrance or any other restriction or limitation whatsoever.

“Material Contract” means any Contract that is material to the Company or any of its Subsidiaries.

“Minimum Cash Balance” means $30,000,000.00.

“Note Documents” means, collectively, the Agreement, the Notes, and any joinder, amendment, waiver, supplement or other modification to any of the foregoing.

“Open Source License” means any license meeting the Open Source Definition (as promulgated by the Open Source Initiative) or the Free Software Definition (as promulgated by the Free Software Foundation), or any substantially similar license, including any license approved by the Open Source Initiative or any Creative Commons License.

“Open Source Materials” means any software subject to an Open Source License.

“Order” means any order, injunction, judgment, decree, ruling, writ, assessment or other similar requirement or agreement enacted, adopted, promulgated or applied by any Governmental Authority.

“Ordinary Course of Business” means the ordinary and usual course of operations of the business of the Company consistent with past practice through the date hereof.

“Owned Real Property” means all real property owned in fee simple by the Company or its Subsidiary.

ANNEX A-5

“Maturity Date” has the meaning set forth in Section 1.2 of the Agreement.

“Merger” has the meaning ascribed to such term in the Merger Agreement.

“Merger Agreement” means the Agreement and Plan of Merger, dated as of March 24, 2023, by and among Softbank Group Corp., Backgammon Acquisition Corp. and the Company.

“Nasdaq” means The Nasdaq Global Select Market.

“Permitted Lien” means (a) mechanic’s, materialmen’s and similar Liens arising in the Ordinary Course of Business with respect to any amounts (i) not yet due and payable or which are being contested in good faith through appropriate proceedings and (ii) for which adequate accruals or reserves have been established in accordance with GAAP, (b) Liens for Taxes (i) not yet due and payable or (ii) which are being contested in good faith through appropriate proceedings and for which adequate accruals or reserves have been established in accordance with GAAP, (c) defects or imperfections of title, easements, encroachments, covenants, rights-of-way, conditions, matters that would be apparent from a physical inspection or current, accurate survey of such real property, restrictions and other similar charges or encumbrances that do not, in the aggregate, materially impair the value or materially interfere with the present use of the Company Property, (d) with respect to any Company Property (i) the interests and rights of the respective lessors with respect thereto, including any statutory landlord liens and any Lien thereon, (ii) any Lien permitted under a Real Property Lease, and (iii) any Liens encumbering the underlying fee title of the real property of which the Company Property is a part, (e) zoning, building, entitlement and other land use and environmental regulations promulgated by any Governmental Authority that do not, in the aggregate, materially interfere with the current use of, or materially impair the value of the Company Property, (f) non-exclusive licenses of Intellectual Property entered into in the Ordinary Course of Business, (g) ordinary course purchase money Liens and Liens securing rental payments under operating or capital lease arrangements for amounts not yet due or payable, (h) other Liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money and in connection with workers’ compensation, unemployment insurance or other types of social security, (i) reversionary rights in favor of landlords under any Real Property Leases with respect to any of the buildings or other improvements owned by the Company or any of its Subsidiaries, (j) restrictions on transfer under applicable securities Laws, (k) Liens securing Permitted Indebtedness specified in clause (iii) of the definition thereof and (l) Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other property relating to such letters of credit and products and proceeds thereof.

“Person” means any natural person, corporation, company, partnership, association, limited liability company, limited partnership, limited liability partnership, trust or other legal entity or organization, including a Governmental Authority.

“Personal Information” means information regarding or capable of being associated with an identified or identifiable individual or device that is subject to Privacy and Cybersecurity Requirements applicable to the Company and its Subsidiaries.

“Private Placement Warrants” has the meaning ascribed in the Warrant Agreement.

“Process” or “Processing” means any operation performed on information, including Personal Information, including collection, creation, receipt, access, use, handling, compilation, analysis, monitoring, maintenance, storage, transmission, transfer (including cross-border transfer), protection, disclosure, destruction, or disposal.

“Public Warrants” has the meaning ascribed in the Warrant Agreement.

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of the Class A Common Stock have the right to receive any cash, securities or other property or in which Company Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the Company Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the board of directors or a duly authorized committee thereof, statute, contract or otherwise).

ANNEX A-6

The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” means the Common Stock of the Company issued or issuable upon conversion of the Note(s), together with any securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event; provided, however, that shares of Common Stock or other securities will only be treated as Registrable Securities if and so long as they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.

“Registrable Securities Holder” means any Person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 9.11 of the Agreement.

“Registration Expenses” means all expenses, except as otherwise stated below, incurred by the Company in complying with Sections 9.1 and 9.2 hereof, including all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which will be paid in any event by the Company) and the reasonable fees and disbursements of one counsel for all Registrable Securities Holders.

“Representatives” means, when used with respect to any Person, the directors, officers, employees, consultants, accountants, legal counsel, investment bankers or other financial advisors, agents and other representatives of such Person and its Subsidiaries.

“Restricted Person” means any Person identified on the U.S. Department of Commerce’s Denied Persons List, Unverified List or Entity List, or the U.S. Department of State’s Debarred List or Nonproliferation Sanctions.

“Rights” or “rights” means any rights, title, interest or benefit of whatever kind or nature.

“Sanctioned Country” means at any time, a country or territory which is itself the subject or target of any country-wide or territory-wide Sanctions Laws (at the time of this Agreement, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, and the so-called Donetsk People’s Republic and Luhansk People’s Republic regions of Ukraine)

“Sanctioned Person” means (a) any Person identified in any Sanctions Laws-related list of sanctioned Persons maintained by (i) the United States (including the U.S. Department of the Treasury’s Office of Foreign Assets Control or the U.S. Department of State), (ii) the United Kingdom, (iii) the United Nations Security Council, (iv) the European Union or any European Union member state, or (v) any jurisdiction in which the Company or any of its Subsidiaries conduct business, (b) any Person located, organized, or resident in, organized in, or a Governmental Authority or government instrumentality of, any Sanctioned Country, and (c) any Person directly or indirectly owned 50% or more or controlled by one or more Person described in clause (a) or (b).

“SEC” means the United States Securities and Exchange Commission, together with its staff.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered on behalf of the Registrable Securities Holders.

“Shelf Registration” means the filing of a Short-Form Registration with the SEC in accordance with and pursuant to Rule 415 under the Securities Act (or any successor rule then in effect).

“Subsidiary” means, when used with respect to any Person, any other Person that such Person directly or indirectly owns or has the power to vote or control more than 50% of the equity interests, capital stock, voting stock or other equity or voting interests of such other Person.

“Source Code” means computer Software and code, which may be printed out or displayed in human readable form.

“Tax” or “Taxes” means (a) all federal, state, local or foreign taxes, charges, fees, imposts, levies, duties or other assessments in the nature of a tax, including net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, real property, personal property, estimated or other taxes and (b) all interest, penalties, fines, additions to tax or additional amounts imposed by any Taxing Authority in connection with any item described in clause (a).

ANNEX A-7

“Tax Return” means any return, report, form, schedule, declaration, claim for refund, statement or other document (including any related or supporting schedule, statement or information and including any amendment thereof) filed or required to be filed, or maintained or required to be maintained, in connection with the determination, assessment or collection of any Tax or the administration of any laws, regulations or administrative requirements relating to any Tax.

“Technology” means any (a) technology, formulae, compositions, algorithms, procedures, processes, methods, subroutines, systems, techniques, ideas, know-how, trade secrets, concepts, creations, inventions, discoveries, and improvements (whether patentable or unpatentable and whether or not reduced to practice); (b) technical, development, engineering, manufacturing, product, marketing, servicing, business, financial, supplier, testing, and personnel information, research, and materials; (c) proprietary information and confidential information (including customer, subscriber and supplier lists, customer and supplier contact and registration information, customer correspondence and customer purchasing histories, pricing and cost information, and business and marketing plans and proposals); (d) specifications, designs, drawings, industrial designs, models, diagrams, devices, prototypes, schematics and development tools; (e) Software, websites, content, images, logos, graphics, text, photographs, artwork, audiovisual works, sound recordings, graphs, drawings, reports, analyses, writings, and other works of authorship and copyrightable subject matter; (f) databases and other compilations and collections of data or information; and (g) tangible embodiments of any of the foregoing, in any form or media whether or not specifically listed in this definition, excluding, in each case, any Intellectual Property Rights in any of the foregoing.

“Trading Day” means a day on which (a) the Nasdaq or, if the Class A Common Stock is not listed on the Nasdaq, the principal other United States national or regional securities exchange on which the Class A Common Stock is then listed is open for trading, in each case, with a scheduled closing time of 4:00 p.m., New York City time, or the then-standard closing time for regular trading on the relevant exchange or market and (b) a Closing Sale Price for the Class A Common Stock is available on such securities exchange or market. If the Class A Common Stock is not so listed, a “trading day” means any Business Day.

“Treasury Regulations” means the United States Treasury Regulations promulgated under the Code.

“Underwritten Offering” means a public offering of securities registered under the Securities Act in which an underwriter participates in the distribution of such securities, including on a firm commitment basis for reoffer and resale to the public.

“Warrant Agreement” means that certain Warrant Agreement, dated December 7, 2020, by and between Revolution Acceleration Acquisition Corp and Continental Stock Transfer & Trust Company.

ANNEX A-8

EXHIBIT A

Form of Note

“THE ISSUE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO TRANSFER, SALE, OR OTHER DISPOSITION OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION THEREIN MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS AND, IN THE CASE OF CLAUSE (B), UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS. FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE NOTE IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT. REQUESTS FOR INFORMATION REGARDING THE ORIGINAL ISSUE DISCOUNT ON THIS NOTE MAY BE DIRECTED TO [NAME AND ADDRESS OF A REPRESENTATIVE OF THE COMPANY].”

BERKSHIRE GREY, INC.

Convertible Note

No. [●]	$[●]

Berkshire Grey, Inc., a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Note Purchase Agreement hereinafter referred to), for value received, hereby promises to pay to Purchaser the principal sum of $[●] on the earlier of (i) six months following the termination of the Merger Agreement and (ii) June 30, 2024 and to pay (a) interest thereon, accruing from and after the Closing for this Note, at the rate of twenty percent (20.0%) per annum compounded semiannually, payable in kind and capitalized by increasing the principal amount of this Note by the amount of such interest semiannually in arrears on [●] and [●] of each year, commencing on [●], until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance, at a rate equal to twenty-five percent (25.0%) per annum, payable in kind and capitalized by increasing the principal amount of this Note by the amount of such interest semiannually in arrears as aforesaid (or, at the option of the registered holder hereof, on demand).

This Note is issued pursuant to that certain Convertible Note Purchase Agreement dated as of March 24, 2023 (as amended, restated, supplemented, or otherwise modified from time to time, the “Note Purchase Agreement”), between the Company and the Purchaser named therein, to which Note Purchase Agreement reference is hereby made for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the holder of this Note. The terms of this Note include the covenants and terms established by the Note Purchase Agreement. Defined terms used herein that are not otherwise defined shall have the meanings given such terms in the Note Purchase Agreement.

Subject to the terms of the Note Purchase Agreement, in the event of a Change of Control (other than in connection with the Merger and the transactions contemplated by the Merger Agreement), the holder of this Note shall have the right, at the holder’s option, to (i) require the Company to repurchase this Note (including any portion thereof which is $1,000 in principal amount or any integral multiple of $1,000) at a repurchase price of 100% of the principal amount and any accrued but unpaid interest under this Note or (ii) if all required regulatory approvals to the issuance of Class A Common Stock have been obtained, immediately prior to such Change of Control, convert the aggregate principal amount of this Note into shares of Class A Common Stock.

In the event that the Class A Common Stock ceases to be listed on the Nasdaq, The Nasdaq Capital Market, The Nasdaq Global Market or the New York Stock Exchange, the holder of this Note shall have the right, at the holder’s option, to require the Company to repurchase such holder’s Note (including any portion thereof which is $1,000 in principal amount or any integral multiple of $1,000) at a repurchase price of 100% of the principal amount and any accrued but unpaid interest under this Note.

EXHIBIT A-1

Subject to Section 10.1 of the Note Purchase Agreement, the Note shall be convertible into shares of Class A Common Stock in accordance with Section 10 of the Note Purchase Agreement. To convert the Note, the holder must satisfy the requirements of Section 10.3 of the Note Purchase Agreement. The holder may convert a portion of this Note if the portion is $1,000 principal amount or any integral multiple of $1,000 principal amount.

Upon conversion of this Note, the holder thereof shall be entitled to receive shares of Class A Common Stock payable upon conversion in accordance with Section 10 of the Note Purchase Agreement, at the Conversion Rate specified in the Note Purchase Agreement, as adjusted from time to time as provided in the Note Purchase Agreement.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price, and with the effect provided in the Note Purchase Agreement.

The Note Purchase Agreement permits the amendment, waiver or modification of provisions thereof pursuant to an agreement or agreements in writing entered into by the Company and with the written consent of the parties thereto. Any such amendment, waiver, or modification by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange or in lieu hereof, whether or not notation of such amendment, waiver, or modification is made upon this Note.

No provision of the Note Purchase Agreement or of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note.

The transfer of this Note is subject to the limitations set forth in Section 11 of the Note Purchase Agreement.

All interest hereunder will be computed on the basis of a year of 360 days composed of twelve 30-day months and, for partial months, on the basis of actual days elapsed over a 30-day month.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company, the holder of this Note and any subsequent transferee of this Note or any interest herein agree to treat this Note as debt for U.S. federal income tax purposes except as required pursuant to a “determination” within the meaning of Section 1313(a) of the Internal Revenue Code of 1986, as amended.

This Note will be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

[Remainder of page intentionally left blank; signature page follows]

EXHIBIT A-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and delivered.

Dated:	Berkshire Grey, Inc.

By:
Name:
Title:

EXHIBIT A-3

EXHIBIT B

Form of Conversion Notice

Berkshire Grey, Inc.

Convertible Notes

To convert this Note in accordance with the Note Purchase Agreement, check the box:    ☐

To convert only part of this Note, state the principal amount to be converted (must be in multiples of $1,000):

$______________

If you want the stock certificate representing the Class A Common Stock issuable upon conversion made out in another person’s name, fill in the form below:

(Insert other person’s soc. Sec. or tax I.D. no.)

(Print or type other person’s name, address and zip code)

Date: ____________________	Signature(s):

(Sign exactly as your name(s) appear(s) on the other side of this Note)

EXHIBIT B-1

Exhibit 99.1

Berkshire Grey Enters into Definitive Merger Agreement with SoftBank Group for Go-Private Transaction

BEDFORD, Mass., March 24, 2023 — Berkshire Grey, Inc. (Nasdaq: BGRY), (“Berkshire Grey” or the “Company”) today announced that the Company has entered into a definitive merger agreement with SoftBank Group Corp. and its affiliate (together, “SoftBank”). Under the agreement, SoftBank will acquire all of the outstanding capital stock of the Company not currently owned by SoftBank for $1.40 per share in an all-cash transaction valued at approximately $375 million. SoftBank, a strategic investment holding company with stakes in AI, smart robotics, IoT, telecommunications, internet services, and clean energy technology providers, has been an investor in Berkshire Grey since 2019.

“After a thoughtful review of value creation opportunities available to Berkshire Grey, we are pleased to have reached this agreement with SoftBank, which we believe offers significant value to our stockholders,” said Tom Wagner, CEO of Berkshire Grey. “SoftBank is a great partner and this merger will strengthen our ability to serve customers with our disruptive AI robotics technology as they seek to become more efficient in their operations and maintain a competitive edge.”

“As a long-time partner and investor in Berkshire Grey, we have a shared vision for robotics and automation,” said Vikas J. Parekh, Managing Partner at SoftBank Investment Advisers. “Berkshire Grey is a pioneer in transformative, AI-enabled robotic technologies that address use cases in retail, eCommerce, grocery, 3PL, and package handling companies. We look forward to partnering with Berkshire Grey to accelerate their growth and deliver ongoing excellence for customers.”

The agreement, which has been unanimously approved by Berkshire Grey’s board of directors and represents a premium of approximately 24% to the closing stock price as of March 24, 2023, the last trading day prior to the date of this announcement. The transaction is not subject to a financing condition and is expected to close in the third quarter of 2023, subject to the satisfaction of customary closing conditions, including the approval of Berkshire Grey’s stockholders and regulatory approvals.

About Berkshire Grey

Berkshire Grey, Inc. (Nasdaq: BGRY) helps customers radically change the essential way they do business by delivering game-changing technology that combines AI and robotics to automate fulfillment, supply chain, and logistics operations. Berkshire Grey solutions are a fundamental engine of change that transform pick, pack, move, store, organize, and sort operations to deliver competitive advantage for enterprises serving today’s connected consumers. Berkshire Grey customers include Global 100 retailers and logistics service providers. More information is available at www.berkshiregrey.com.

Berkshire Grey and the Berkshire Grey logo are registered trademarks of Berkshire Grey. Other trademarks referenced are the property of their respective owners.

To learn more about Berkshire Grey, please visit BerkshireGrey.com and follow Berkshire Grey on Facebook, LinkedIn, Twitter and YouTube.

About SoftBank Group

The SoftBank Group invests in breakthrough technology to improve the quality of life for people around the world. The SoftBank Group is comprised of SoftBank Group Corp. (TOKYO: 9984), an investment holding company that includes stakes in AI, smart robotics, IoT, telecommunications, internet services, and clean energy technology providers; the SoftBank Vision Funds and SoftBank Latin America Funds, which are investing more than US$160 billion to help extraordinary entrepreneurs transform industries and shape new ones. To learn more, please visit https://group.softbank/en.

Forward-Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “will,” “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Forward-looking statements are based on the Company’s current plans and expectations, estimates and projections about the industry and markets in which the Company operates and the Company’s beliefs and assumptions as to the timing and outcome of future events, including the transactions described in this communication. While the Company’s management believes the assumptions underlying the forward-looking statements are reasonable, such information is necessarily subject to uncertainties and may involve certain risks and uncertainties which are, in many instances, difficult to predict and beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (ii) the failure to obtain stockholder approval; (iii) the failure to obtain certain required regulatory approvals to the completion of the proposed merger (the “Merger”) or the failure to satisfy any of the other conditions to the completion of the proposed Merger; (iv) the effect of the announcement of the proposed Merger on the ability of the Company to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (v) the response of the Company’s competitors to the proposed Merger; (vi) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed Merger; (vii) the ability to meet expectations regarding the timing and completion of the proposed Merger; (viii) significant costs associated with the proposed Merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed Merger; (ix) potential litigation relating to the proposed Merger; (x) restrictions during the pendency of the proposed Merger that may impact the Company’s ability to pursue certain business opportunities; (xi) the outcome of any legal proceedings that may be instituted against the parties and others following announcement of the merger agreement; (xii) the completion of the convertible note financing and (xiii) the other risks, uncertainties and factors detailed in the Company’s most recent annual and quarterly reports filed with the SEC and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time. As a result of such risks, uncertainties and factors, the Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein.

There can be no assurance that the proposed transaction will in fact be consummated. The Company cautions investors not to unduly rely on any forward-looking statements. The Company is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and the Company does not intend to do so.

IMPORTANT INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction between Berkshire Grey and SoftBank, Berkshire Grey will file relevant materials with the SEC, including a proxy statement, the definitive version of which will be sent or provided to Berkshire Grey stockholders. The Company and affiliates of SoftBank will jointly file a transaction statement on Schedule 13E-3. Berkshire Grey may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document which Berkshire Grey may file with the SEC or send to its stockholders in connection with the proposed Merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement (when it is available), the Schedule 13E-3 (when it is available) and other documents that are filed or will be filed with the SEC by Berkshire Grey through the website maintained by the SEC at www.sec.gov, Berkshire Grey’s investor relations website at ir.berkshiregrey.com or by contacting Berkshire Grey’s investor relations department via the contacts provided below.

PARTICIPANTS IN THE SOLICITATION

Berkshire Grey and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from Berkshire Grey’s stockholders in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information regarding Berkshire Grey’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Berkshire Grey’s proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 29, 2022, and will be included in the Proxy Statement (when available). Berkshire Grey stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Berkshire Grey directors and executive officers in the transaction, which may be different than those of Berkshire Grey stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

Contacts:

Investors

Ian Rhoades

Sharon Merrill Associates, Inc.

BGRY@investorrelations.com

Media

Method Communications for Berkshire Grey

berkshiregrey@methodcommunications.com